As filed with the Securities and Exchange Commission on April 30, 2013

1933 Act File No. 002-38679

1940 Act File No. 811-02064

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 68	☒
and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 68	☒
(Check appropriate box or boxes)

Pax World Funds Series Trust I

(Exact Name of Registrant as Specified in Charter)

30 Penhallow Street, Suite 400

Portsmouth, New Hampshire 03801

(Address of Principal Executive Offices) (Zip Code)

(800) 767-1729

(Registrant’s Telephone Number, Including Area Code)

Joseph F. Keefe

Pax World Management LLC

30 Penhallow Street, Suite 400

Portsmouth, New Hampshire 03801

(Name and Address of Agent for Service)

Copies of Communications to:

Gregory D. Sheehan, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Approximate Date of Proposed Public Offering: As soon as possible following the effectiveness of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☐            Immediately upon filing pursuant to paragraph (b)

☒          On May 1, 2013 pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a)(1)

☐            On (date) pursuant to paragraph (a)(1)

☐            75 days after filing pursuant to paragraph (a)(2)

☐            On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PAX WORLD BALANCED FUND

Individual Investor Class (PAXWX)

Institutional Class (PAXIX)

Class R (PAXRX)

PAX WORLD GROWTH FUND

Individual Investor Class (PXWGX)

Class A (PXGAX)

Institutional Class (PWGIX)

Class R (PXGRX)

PAX WORLD SMALL CAP FUND

Individual Investor Class (PXSCX)

Class A (PXSAX)

Institutional Class (PXSIX)

Class R (PXSRX)

PAX WORLD HIGH YIELD BOND FUND

Individual Investor Class (PAXHX)

Class A (PXHAX)

Institutional Class (PXHIX)

Class R (PXHRX)

PAX WORLD GLOBAL
WOMEN'S EQUALITY FUND

Individual Investor Class (PXWEX)

Institutional Class (PXWIX)

PAX WORLD GLOBAL
ENVIRONMENTAL MARKETS FUND

Individual Investor Class (PGRNX)

Class A (PXEAX)

Institutional Class (PGINX)

Class R (PGRGX)

PAX WORLD INTERNATIONAL FUND

Individual Investor Class (PXINX)

Institutional Class (PXNIX)

Class R (PXIRX)

PROSPECTUS

May 1, 2013

The prospectus explains what you should know about the funds before you invest. Please read it carefully. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Pax World Balanced Fund
Summary of Key Information	6
Investment Objectives	6
Fees & Expenses	6
Example of Expenses	6
Portfolio Turnover	7
Principal Investment Strategies	7
Principal Risks	8
Performance Information	10
Investment Adviser	11
Portfolio Manager	12
Pax World Growth Fund
Summary of Key Information	13
Investment Objective	13
Fees & Expenses	13
Example of Expenses	14
Portfolio Turnover	14
Principal Investment Strategies	15
Principal Risks	15
Performance Information	17
Investment Adviser	19
Portfolio Manager	19
Pax World Small Cap Fund
Summary of Key Information	20
Investment Objective	20
Fees & Expenses	20
Example of Expenses	21
Portfolio Turnover	22
Principal Investment Strategies	22
Principal Risks	23
Performance Information	24
Investment Adviser	26
Portfolio Manager	26

Table of Contents, continued

Pax World International Fund
Summary of Key Information	27
Investment Objective	27
Fees & Expenses	27
Example of Expenses	27
Portfolio Turnover	28
Principal Investment Strategies	28
Principal Risks	29
Performance Information	30
Investment Adviser	32
Portfolio Manager	32
Pax World High Yield Bond Fund
Summary of Key Information	33
Investment Objectives	33
Fees & Expenses	33
Example of Expenses	34
Portfolio Turnover	34
Principal Investment Strategies	35
Principal Risks	35
Performance Information	37
Investment Adviser	39
Portfolio Manager	39
Pax World Global Women's Equality Fund
Summary of Key Information	40
Investment Objective	40
Fees & Expenses	40
Example of Expenses	40
Portfolio Turnover	41
Principal Investment Strategies	41
Principal Risks	42
Performance Information	44
Investment Adviser	46
Portfolio Managers	46

Table of Contents, continued

Pax World Global Environmental Markets Fund
Summary of Key Information	47
Investment Objective	47
Fees & Expenses	47
Example of Expenses	48
Portfolio Turnover	48
Principal Investment Strategies	49
Principal Risks	50
Performance Information	51
Investment Adviser	53
Portfolio Managers	53
Important Additional Information About the Funds	54
Purchase and Sale of Fund Shares	54
Taxes	54
Payments to Broker-Dealers and Other Financial Intermediaries	54
About the Funds
Investment Objectives and Strategies	55
Pax World Balanced Fund	55
Pax World Growth Fund	57
Pax World Small Cap Fund	59
Pax World International Fund	60
Pax World High Yield Bond Fund	62
Pax World Global Women's Equality Fund	63
Pax World Global Environmental Markets Fund	67
Risks	69
Sustainable Investing	73
Portfolio Holdings	77
Management, Organization and Capital Structure	77
Investment Adviser	77
Sub-Adviser	77
Portfolio Managers	78
How Share Price is Determined	80
Shareholder Guide
Choosing a Share Class	81

Table of Contents, continued

Shareholder Guide, continued
How to Purchase Shares	84
Sales Charges	85
Purchasing Additional Shares	91
How to Sell Shares	94
How to Exchange Shares	98
Frequent Purchases and Redemptions of Fund Shares	101
Additional Information About Specified Benefit Plans (Class R Shareholders Only)	102
Taxes, Dividends and Distributions
Taxes	103
Dividends and Distributions	106
Important Note Regarding "Lost" Shareholders	107
Shareholder Services
Online Account Access	108
Tax-Deferred Retirement Plans	108
Delivery of Shareholder Documents	108
Global Citizen Program
Voluntary Income Contribution to End Global Poverty and Foster Sustainable Development	109
Distribution Arrangements
Rule 12b-1 Plans	110
Payment for Sub-Transfer Agency Services	110
Additional Payments to Financial Intermediaries	111
Financial Highlights	112
Client Privacy Statement	122

Pax World Balanced Fund

(the "Balanced Fund")

Summary of Key Information

Investment Objectives

The Balanced Fund's primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Balanced Fund seeks long-term growth of capital.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold Individual Investor Class, Institutional Class or Class R shares of the Balanced Fund.

	Individual Investor Class	Institutional Class	Class R
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.50%
Other Expenses	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	0.94%	0.69%	1.19%

Example of Expenses

This example is intended to help you compare the cost of investing in Individual Investor Class, Institutional Class and Class R shares of the Balanced Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Individual Investor Class, Institutional Class or Class R shares of the Balanced Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Balanced Fund's operating expenses remain the same throughout those periods. Although an investor's actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 year	5 year	10 year
Individual Investor Class	$96	$300	$520	$1,155
Institutional Class	$70	$221	$384	$859
Class R	$121	$378	$654	$1,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example of Expenses," affect the Balanced Fund's performance. During the Balanced Fund's most recent fiscal year, the Balanced Fund's portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Balanced Fund follows a sustainable investing approach, combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) analysis in order to identify investments.

The Balanced Fund normally expects to invest approximately 60-75% of its assets in equity securities and approximately 25-40% of its assets in debt securities, though this allocation may vary somewhat depending on market conditions.

The Balanced Fund may invest in equity securities of companies with any market capitalization. The Balanced Fund is not constrained by any particular investment style, and may therefore invest in "growth" stocks, "value" stocks or a combination of both.

The Balanced Fund expects that the debt portion of its investment portfolio will consist primarily of debt securities, including mortgage-related securities, issued or guaranteed by the U.S. government or its agencies and instrumentalities with short-to intermediate-term maturities and corporate bonds that are, at the time of purchase, rated at least investment grade or unrated and determined by the Balanced Fund's portfolio manager to be of comparable quality.

The Balanced Fund's portfolio manager uses both qualitative analysis and quantitative techniques when allocating the Balanced Fund's assets between equity securities and debt securities.

The Balanced Fund may invest up to 45% of its assets in securities of non-U.S. issuers, including emerging market investments and American Depositary Receipts ("ADRs"), but may invest no more than 25% of its assets in securities of non-U.S. issuers other than ADRs.

The Balanced Fund may utilize derivatives for hedging and for investment purposes.

The Balanced Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

Principal Risks

•  Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.

•  Derivatives Risk Derivatives involve special risks and may result in losses. The values of derivatives can be very volatile, especially in unusual market conditions, and that volatility can be exacerbated by the use of leverage, which is common for derivative strategies. Derivatives may be illiquid, and may also be subject to the risk of nonperformance by a transaction counterparty. The Fund may not be able to enter into, or terminate, a derivatives position when desired. Derivatives are also subject to mispricing and improper valuation, and may increase the amount of taxes payable by shareholders.

•  Non-U. S. Securities Risk Non-U.S. securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-U.S. markets may differ from U.S. markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-U.S. investments are also subject to the effects of local political, social, diplomatic or economic events.

•  Interest Rate Risk The value of debt securities tends to decrease when nominal interest rates rise. Longer-duration securities tend to be more sensitive to interest rate changes, and thus more volatile, than shorter-duration securities.

•  Credit Risk Changing economic conditions may adversely affect an obligated entity's actual or perceived ability to pay interest or principal on a fixed income security when due, which in turn can adversely affect the price of or income derived from the security.

•  Allocation Risk The allocation techniques and decisions of the investment adviser may not produce the desired results.

•  U.S. Government Securities Risk U.S. government securities that are not issued or guaranteed by the U.S. Treasury are generally more susceptible to loss than are securities that are so issued or guaranteed.

•  Mortgage Risk Mortgage related securities tend to become more sensitive to interest rate changes as interest rates rise, increasing their volatility. When interest rates decline, underlying borrowers may pay off their loans sooner than expected, forcing the fund to reinvest disposition proceeds at lower prevailing interest rates.

•  Reinvestment Risk Income from the Fund's investments may decline if the Fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the Fund's earnings rate at that time.

•  Growth Securities Risk Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•  Small- and Medium-Sized Capitalization Company Risk Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•  Value Securities Risk Value securities are securities the investment adviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

As with all mutual funds, investors may lose money by investing in the Balanced Fund.

The foregoing descriptions are only summaries. Please see "About the Funds—Risks" on page 69 for more detailed descriptions of the foregoing risks.

Performance Information

The bar chart below presents the calendar year total returns for Individual Investor Class shares of the Balanced Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the Balanced Fund by showing changes in the Balanced Fund's performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2009, 10.74%
Worst quarter: 4th quarter 2008, -16.75%

Average Annual Total Returns The performance table below presents the average annual total returns for Individual Investor Class, Institutional Class and Class R shares of the Balanced Fund. The performance table is intended to provide some indication of the risks of investment in the Balanced Fund by showing how the Balanced Fund's average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and ten-year period. After-tax performance is presented only for Individual Investor Class shares of the Fund. After-tax returns for Institutional Class and Class R shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder's own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

	Periods Ended December 31, 2012
Share Class	1 Year	5 Years	10 Years
Individual Investor Class[1]
Return Before Taxes	11.28%	0.55%	5.72%
Return After Taxes	10.86%	0.11%	5.09%
Return After Taxes and Distributions	7.53%	0.28%	4.76%
Institutional Class[1,2]
Return Before Taxes	11.56%	0.79%	5.87%
Class R1,3
Return Before Taxes	11.02%	0.28%	5.58%
S&P 500 Index[4,8]	16.00%	1.66%	7.10%
Blended Index[5,6,8]	11.31%	3.81%	6.62%
Lipper Balanced Funds Index[7,8]	11.94%	2.82%	6.51%

1Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

3Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Individual Investor Class shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

4The S&P 500 Index is an index of large capitalization common stocks.

5The Blended Index is composed of 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index.

6The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

7The Lipper Balanced Funds Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Funds Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

8Unlike the Balanced Fund, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the Lipper Balanced Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Funds Index) do not reflect deductions for fees, expenses or taxes.

Investment Adviser

Pax World Management LLC (the "Adviser") is the investment adviser for the Balanced Fund.

Portfolio Manager

The following provides additional information about the individual portfolio manager who has primary responsibility for managing the Balanced Fund's investments.

Portfolio Manager	Since	Title
Christopher H. Brown	1998	Chief Investment Officer for the Adviser

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to "Important Additional Information About the Funds" on page 54.

Pax World Growth Fund

(the "Growth Fund")

Summary of Key Information

Investment Objective

The Growth Fund's investment objective is to seek long-term growth of capital.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold Individual Investor Class, Class A, Institutional Class or Class R shares of the Growth Fund. You may qualify for sales charge discounts for Class A shares if you and your spouse or minor children invest, or agree to invest in the future, at least $50,000 in Class A shares of the Growth Fund. More information about these and other discounts is available from your financial intermediary, under "Shareholder Guide—Sales Charges" on page 85 of this Prospectus and under "Distribution and Shareholder Services—Sales Charge Reductions and Waivers" in the Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Class A	Indiv Investor Class, Institutional Class and Class R
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	1.00%[1]	None
Shareholder Fees (fees paid directly from your investment):	None	None

	Indiv. Investor Class and Class A	Institutional Class	Class R
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.50%
Other Expenses	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses	1.44%	1.19%	1.69%
Contractual Reimbursements[2]	(0.15)%	(0.15)%	(0.15)%
Net Annual Fund Operating Expenses	1.29%	1.04%	1.54%

1This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within 18 months of purchase, with certain exceptions. See "Shareholder Guide—Sales Charges."

2The Growth Fund's investment adviser has contractually agreed to reimburse expenses (excluding acquired fund fees and expenses, if any) allocable to Individual Investor Class, Class A, Institutional Class and Class R shares of the Growth Fund to the extent such expenses exceed 1.29%, 1.29%, 1.04% and 1.54% of the average daily net assets of Individual Investor Class, Class A, Institutional Class and Class R shares of the Growth Fund, respectively. This reimbursement arrangement may not be amended or terminated without the approval of the Fund's Board of Trustees before December 31, 2015.

Example of Expenses

This example is intended to help you compare the cost of investing in Individual Investor Class, Class A, Institutional Class and Class R shares of the Growth Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Individual Investor Class, Class A, Institutional Class or Class R shares of the Growth Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Growth Fund's operating expenses remain the same throughout those periods. Although an investor's actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 year	5 year	10 year
Individual Investor Class	$131	$425	$758	$1,698
Class A	$674	$952	$1,266	$2,154
Institutional Class	$106	$347	$625	$1,416
Class R	$157	$503	$889	$1,972

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example of Expenses," affect the Growth Fund's performance. During the Growth Fund's most recent fiscal year, the Growth Fund's portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Growth Fund follows a sustainable investing approach, combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) analysis in order to identify investments.

Under normal market conditions, the Growth Fund invests primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that the Growth Fund's portfolio manager believes will have above-average growth prospects.

The Growth Fund's portfolio manager selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The Growth Fund may invest in securities of companies with any market capitalization.

The Growth Fund may invest up to 45% of its assets in securities of non-U.S. issuers, including emerging market investments and American Depositary Receipts ("ADRs"), but may invest no more than 25% of its assets in securities of non-U.S. issuers other than ADRs.

The Growth Fund may utilize derivatives for hedging and for investment purposes.

The Growth Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

Principal Risks

•  Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.

•  Derivatives Risk Derivatives involve special risks and may result in losses. The values of derivatives can be very volatile, especially in unusual market conditions, and that volatility can be exacerbated by the use of leverage, which is common for derivative strategies. Derivatives may be illiquid, and may also be subject to the risk of nonperformance by a transaction counterparty. The

Fund may not be able to enter into, or terminate, a derivatives position when desired. Derivatives are also subject to mispricing and improper valuation, and may increase the amount of taxes payable by shareholders.

•  Non-U. S. Securities Risk Non-U.S. securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-U.S. markets may differ from U.S. markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-U.S. investments are also subject to the effects of local political, social, diplomatic or economic events.

•  Growth Securities Risk Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•  Small- and Medium-Sized Capitalization Company Risk Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

As with all mutual funds, investors may lose money by investing in the Growth Fund.

The foregoing descriptions are only summaries. Please see "About the Funds—Risks" on page 69 for more detailed descriptions of the foregoing risks.

Performance Information

Calendar Year Total Returns The bar chart below presents the calendar year total returns for Individual Investor Class shares of the Growth Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the Growth Fund by showing changes in the Growth Fund's performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2003, 16.33%
Worst quarter: 4th quarter 2008, -26.10%

Average Annual Total Returns The performance table below presents the average annual total returns for Individual Investor Class, Class A, Institutional Class and Class R shares of the Growth Fund. The performance table is intended to provide some indication of the risks of investment in the Growth Fund by showing how the Growth Fund's average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds over a one-year, five-year and ten-year period. After-tax performance is presented only for Individual Investor Class Shares of the Fund. After-tax returns for Class A, Institutional Class and Class R shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder's own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

	Periods Ended December 31, 2012
Share Class	1 Year	5 Years	10 Years
Individual Investor Class[1]
Return Before Taxes	13.08%	1.92%	7.96%
Return After Taxes	12.97%	1.85%	7.70%
Return After Taxes and Distributions	8.48%	1.63%	7.01%
Class A1,2
Return Before Taxes	6.83%	0.78%	7.36%
Institutional Class[1,3]
Return Before Taxes	13.35%	2.16%	8.10%
Class R1,4
Return Before Taxes	12.80%	1.69%	7.83%
Russell 3000 Growth Index[5,7]	15.21%	3.15%	7.69%
Lipper Multi-Cap Growth Funds Index[6,7]	15.88%	1.41%	8.06%

1The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

3Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

4Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Class A shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

5The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization.

6The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth Funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

7Unlike the Growth Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes.

Investment Adviser

Pax World Management LLC (the "Adviser") is the investment adviser for the Growth Fund.

Portfolio Manager

The following provides additional information about the individual portfolio manager who has primary responsibility for managing the Growth Fund's investments.

Portfolio Manager	Since	Title
Anthony Trzcinka	2006	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to "Important Additional Information About the Funds" on page 54.

Pax World Small Cap Fund

(the "Small Cap Fund")

Summary of Key Information

Investment Objective

The Small Cap Fund's investment objective is to seek long-term growth of capital.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold Individual Investor Class, Class A, Institutional Class or Class R shares of the Small Cap Fund. You may qualify for sales charge discounts for Class A shares if you and your spouse or minor children invest, or agree to invest in the future, at least $50,000 in Class A shares of the Small Cap Fund. More information about these and other discounts is available from your financial intermediary, under "Shareholder Guide—Sales Charges" on page 85 of this Prospectus and under "Distribution and Shareholder Services—Sales Charge Reductions and Waivers" in the Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Class A	Indiv. Investor Class, Institutional Class and Class R
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	1.00%[1]	None
Shareholder Fees (fees paid directly from your investment):	None	None

	Indiv. Investor Class and Class A	Institutional Class	Class R
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.50%
Other Expenses	1.20%	1.20%	1.20%
Total Annual Fund Operating Expenses	2.20%	1.95%	2.45%
Contractual Reimbursements[2]	(0.96)%	(0.96)%	(0.96)%
Net Annual Fund Operating Expenses	1.24%	0.99%	1.49%

1This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within 18 months of purchase, with certain exceptions. See "Shareholder Guide—Sales Charges."

2The Small Cap Fund's investment adviser has contractually agreed to reimburse expenses (excluding acquired fund fees and expenses, if any) allocable to Individual Investor Class, Class A, Institutional Class and Class R shares of the Small Cap Fund to the extent such expenses exceed 1.24%, 1.24%, 0.99% and 1.49% of the average daily net assets of Individual Investor Class, Class A, Institutional Class and Class R shares, respectively. This reimbursement arrangement may not be amended or terminated without the approval of the Fund's Board of Trustees before December 31, 2015.

Example of Expenses

This example is intended to help you compare the cost of investing in Individual Investor Class, Class A, Institutional Class and Class R shares of the Small Cap Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Individual Investor Class, Class A, Institutional Class or Class R shares of the Small Cap Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Small Cap Fund's operating expenses remain the same throughout those periods. Although an investor's actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 year	5 year	10 year
Individual Investor Class	$126	$498	$998	$2,378
Class A	$669	$1,020	$1,493	$2,797
Institutional Class	$101	$420	$868	$2,114
Class R	$152	$574	$1,127	$2,635

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example of Expenses," affect the Small Cap Fund's performance. During the Small Cap Fund's most recent fiscal year, the Small Cap Fund's portfolio turnover rate was 166% of the average value of its portfolio.

Principal Investment Strategies

The Small Cap Fund follows a sustainable investing approach, combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) analysis in order to identify investments.

Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization. As of March 31, 2013, the Russell 2000 Index included companies with market capitalization from approximately $10 million to $5.60 billion.

The Small Cap Fund selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The portfolio manager may overweight or underweight a specific sector and may take concentrated positions which could lead to increased volatility. The Small Cap Fund is not constrained by any particular investment style, and may therefore invest in "growth" stocks, "value" stocks or a combination of both. Additionally, it may buy stocks in any sector or industry.

The Small Cap Fund may invest up to 45% of its assets in securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), but may invest no more than 25% of its assets in securities of non-U.S. issuers other than ADRs. The Small Cap Fund's investments in securities of non-U.S. issuers, if any, may be diversified across multiple countries or geographic regions, or may be focused in a single country or geographic region.

The Small Cap Fund may utilize derivatives for hedging and for investment purposes.

The Small Cap Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

Principal Risks

•  Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.

•  Derivatives Risk Derivatives involve special risks and may result in losses. The values of derivatives can be very volatile, especially in unusual market conditions, and that volatility can be exacerbated by the use of leverage, which is common for derivative strategies. Derivatives may be illiquid, and may also be subject to the risk of nonperformance by a transaction counterparty. The Fund may not be able to enter into, or terminate, a derivatives position when desired. Derivatives are also subject to mispricing and improper valuation, and may increase the amount of taxes payable by shareholders.

•  Non-U. S. Securities Risk Non-U.S. securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-U.S. markets may differ from U.S. markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-U.S. investments are also subject to the effects of local political, social, diplomatic or economic events.

•  Turnover Risk Frequent changes in the securities held by a Fund increases the Fund's transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund's performance.

•  Growth Securities Risk Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•  Small- and Medium-Sized Capitalization Company Risk Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•  Value Securities Risk Value securities are securities the investment adviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

As with all mutual funds, investors may lose money by investing in the Small Cap Fund.

The foregoing descriptions are only summaries. Please see "About the Funds—Risks" on page 69 for more detailed descriptions of the foregoing risks.

Performance Information

The bar chart below presents the calendar year total returns for Individual Investor Class shares of the Small Cap Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the Small Cap Fund by showing changes in the Small Cap Fund's performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2009, 19.79%
Worst quarter: 3rd quarter 2011, -21.71%

Average Annual Total Returns The performance table below presents the average annual total returns for Individual Investor Class, Class A, Institutional Class and Class R shares of the Small Cap Fund. The performance table is intended to provide some indication of the risks of investment in the Small Cap Fund by showing how the Small Cap Fund's average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year period and since inception. After-tax performance is presented only for Individual Investor Class shares of the Fund. After-tax returns for Class A, Institutional Class and Class R shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder's own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

	Periods Ended December 31, 2012
Share Class	1 Year	Since Inception
Individual Investor Class[1]
Return Before Taxes	13.55%	6.12%
Return After Taxes	12.40%	4.92%
Return After Taxes and Distributions	8.96%	4.74%
Class A1,2
Return Before Taxes	7.32%	4.88%
Institutional Class[1]
Return Before Taxes	13.75%	6.40%
Class R1
Return Before Taxes	13.24%	5.86%
Russell 2000 Index[3,5]	16.35%	5.89%
Lipper Small-Cap Core Funds Index[4,5]	15.94%	6.21%

1The Fund's inception date is March 27, 2008. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

3The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

4The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

5Unlike the Small Cap Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Small-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Investment Adviser

Pax World Management LLC (the "Adviser") is the investment adviser for the Small Cap Fund.

Portfolio Manager

The following provides additional information about the individual portfolio manager who has primary responsibility for managing the Small Cap Fund's investments.

Portfolio Manager	Since	Title
Nathan Moser	2008	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to "Important Additional Information About the Funds" on page 54.

Pax World International Fund

(the "International Fund")

Summary of Key Information

Investment Objective

The International Fund's investment objective is to seek long-term growth of capital.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold Individual Investor Class, Institutional Class or Class R shares of the International Fund.

	Individual Investor Class	Institutional Class	Class R
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.50%
Other Expenses	0.67%	0.67%	0.67%
Acquired Fund Fees	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.78%	1.53%	2.03%
Contractual Reimbursements[1]	(0.37)%	(0.37)%	(0.37)%
Net Annual Fund Operating Expenses	1.41%	1.16%	1.66%

1The International Fund's investment adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses, if any) allocable to Individual Investor Class, Institutional Class and Class R shares of the International Fund to the extent such expenses exceed 1.40%, 1.15% and 1.65% of the average daily net assets of Individual Investor Class, Institutional Class and Class R shares, respectively. This reimbursement arrangement may not be amended or terminated without the approval of the Fund's Board of Trustees before December 31, 2015.

Example of Expenses

This example is intended to help you compare the cost of investing in Individual Investor Class, Institutional Class and Class R shares of the International Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Individual Investor Class, Institutional Class or Class R shares of the International Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the International Fund's operating expenses remain the same throughout those periods. Although an investor's actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 year	5 year	10 year
Individual Investor Class	$144	$486	$893	$2,032
Institutional Class	$118	$409	$762	$1,759
Class R	$169	$563	$1,023	$2,297

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example of Expenses," affect the International Fund's performance. During the International Fund's most recent fiscal year, the International Fund's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The International Fund follows a sustainable investing approach, combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) analysis in order to identify investments.

Under normal market conditions, the International Fund will invest primarily in equity securities (such as common stock, preferred stock and equity securities convertible into common or preferred stock) of non-U.S. issuers. The International Fund's investments in securities of non-U.S. issuers may include investments in emerging markets, and may be diversified across countries or geographic regions, or focused on select geographic regions.

The International Fund is not constrained by any particular investment style or capitalization range. The Fund may invest in "growth" stocks, "value" stocks or a combination of both. Additionally, the Fund may be diversified across multiple sectors and industries or focused on a limited number of sectors and industries.

The International Fund's portfolio manager selects equity securities on a company-by-company basis primarily through the use of fundamental analysis.

The International Fund may utilize derivatives for hedging and for investment purposes.

The International Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products, or engage in unethical business practices.

Principal Risks

•  Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.

•  Derivatives Risk Derivatives involve special risks and may result in losses. The values of derivatives can be very volatile, especially in unusual market conditions, and that volatility can be exacerbated by the use of leverage, which is common for derivative strategies. Derivatives may be illiquid, and may also be subject to the risk of nonperformance by a transaction counterparty. The Fund may not be able to enter into, or terminate, a derivatives position when desired. Derivatives are also subject to mispricing and improper valuation, and may increase the amount of taxes payable by shareholders.

•  Non-U. S. Securities Risk Non-U.S. securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-U.S. markets may differ from U.S. markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-U.S. investments are also subject to the effects of local political, social, diplomatic or economic events.

•  Growth Securities Risk Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•  Small- and Medium-Sized Capitalization Company Risk Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•  Value Securities Risk Value securities are securities the investment adviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

As with all mutual funds, investors may lose money by investing in the International Fund.

The foregoing descriptions are only summaries. Please see "About the Funds—Risks" on page 69 for more detailed descriptions of the foregoing risks.

Performance Information

The bar chart below presents the calendar year total returns for Individual Investor Class shares of the International Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the International Fund by showing changes in the International Fund's performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2009, 27.62%
Worst quarter: 3rd quarter 2011, -20.24%

Average Annual Total Returns The performance table below presents the average annual total returns for Individual Investor Class, Institutional Class and Class R shares of the International Fund. The performance table is intended to provide some indication of the risks of investment in the International Fund by showing how the

International Fund's average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and ten-year period. After-tax performance is presented for Individual Investor Class shares of the Fund. After-tax returns for Institutional Class and Class R shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder's own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts).

As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

	Periods Ended December 31, 2012
Share Class	1 Year	Since Inception
Individual Investor Class[1]
Return Before Taxes	12.91%	-2.60%
Return After Taxes	12.52%	-2.89%
Return After Taxes and Distributions	8.77%	-2.27%
Institutional Class[1]
Return Before Taxes	13.14%	-2.31%
Class R1
Return Before Taxes	12.61%	-2.87%
MSCI EAFE (Net) Index[2,4]	17.32%	-2.08%
Lipper International Large-Cap Core Funds Index[3,4]	18.75%	-2.25%

1The Fund's inception date is March 27, 2008. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

3The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds Average. The Lipper International Large-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper's international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. The Lipper International Large-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator.

4Unlike the International Fund, the MSCI EAFE (Net) Index and the Lipper International Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper International Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Investment Adviser

Pax World Management LLC (the "Adviser") is the investment adviser for the International Fund.

Portfolio Manager

The following provides additional information about the individual portfolio manager who has primary responsibility for managing the International Fund's investments.

Portfolio Manager	Since	Title
Ivka Kalus-Bystricky	2008	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to "Important Additional Information About the Funds" on page 54.

Pax World High Yield Bond Fund

(the "High Yield Bond Fund")

Summary of Key Information

Investment Objectives

The High Yield Bond Fund's primary investment objective is to seek high current income. As a secondary investment objective the High Yield Bond Fund seeks capital appreciation.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold Individual Investor Class, Class A, Institutional Class or Class R shares of the High Yield Bond Fund. You may qualify for sales charge discounts for Class A shares if you and your spouse or minor children invest, or agree to invest in the future, at least $50,000 in Class A shares of the High Yield Bond Fund. More information about these and other discounts is available from your financial intermediary, under "Shareholder Guide—Sales Charges" on page 85 of this Prospectus and under "Distribution and Shareholder Services—Sales Charge Reductions and Waivers" in the Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Class A	Indiv. Investor Class, Institutional Class and Class R
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.50%	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	1.00%[1]	None
Shareholder Fees (fees paid directly from your investment):	None	None

	Indiv. Investor Class and Class A	Institutional Class	Class R
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.50%
Other Expenses	0.23%	0.23%	0.23%
Acquired Fund Fees	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.00%	0.75%	1.25%

1This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within 18 months of purchase, with certain exceptions. See "Shareholder Guide—Sales Charges."

Example of Expenses

This example is intended to help you compare the cost of investing in Individual Investor Class, Class A, Institutional Class and Class R shares of the High Yield Bond Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Individual Investor Class, Class A, Institutional Class or Class R shares of the High Yield Bond Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the High Yield Bond Fund's operating expenses remain the same throughout those periods. Although an investor's actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 year	5 year	10 year
Individual Investor Class	$102	$318	$552	$1,225
Class A	$547	$754	$978	$1,620
Institutional Class	$77	$240	$417	$930
Class R	$127	$397	$686	$1,511

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example of Expenses," affect the High Yield Bond Fund's performance. During the High Yield Bond Fund's most recent fiscal year, the High Yield Bond Fund's portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies

The High Yield Bond Fund follows a sustainable investing approach, combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) analysis in order to identify investments.

Under normal market conditions, the High Yield Bond Fund invests at least 80% of its assets (plus any borrowings for investment purposes) in high-yield, fixed income securities (such as bonds, notes or debentures) that are rated below BBB- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service, similarly rated by another major rating service, or unrated and determined by the High Yield Bond Fund's investment adviser to be of comparable quality. These fixed income securities are commonly referred to as "junk bonds".

In determining which securities to buy for the High Yield Bond Fund, the portfolio manager seeks to establish if each security's return is appropriate for its level of risk.

In making this determination, the portfolio manager generally performs fundamental credit analysis. The High Yield Bond Fund may invest up to 40% of its assets in securities of non-U.S. issuers, including investments in emerging markets.

The High Yield Bond Fund may utilize derivatives for hedging and for investment purposes, and may invest in credit default swaps on indices of high-yield securities on a short-term basis (generally less than 90 days) pending longer term investment.

The High Yield Bond Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

Principal Risks

•  Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.

•  Derivatives Risk Derivatives involve special risks and may result in losses. The values of derivatives can be very volatile, especially in unusual market conditions, and that volatility can be exacerbated by the use of leverage, which is common for derivative strategies. Derivatives may be illiquid, and may also be subject to the risk of nonperformance by a transaction counterparty. The Fund may not be able to enter into, or terminate, a derivatives position when desired. Derivatives are also subject to mispricing and improper valuation, and may increase the amount of taxes payable by shareholders.

•  Non-U. S. Securities Risk Non-U.S. securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-U.S. markets may differ from U.S. markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-U.S. investments are also subject to the effects of local political, social, diplomatic or economic events.

•  Interest Rate Risk The value of debt securities tends to decrease when nominal interest rates rise. Longer-duration securities tend to be more sensitive to interest rate changes, and thus more volatile, than shorter-duration securities.

•  Credit Risk Changing economic conditions may adversely affect an obligated entity's actual or perceived ability to pay interest or principal on a fixed income security when due, which in turn can adversely affect the price of or income derived from the security.

•  Reinvestment Risk Income from the Fund's investments may decline if the Fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the Fund's earnings rate at that time.

•  Small- and Medium-Sized Capitalization Company Risk Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•  High Yield Securities Risk High yield securities ("junk bonds") are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments when due. Investments in such securities tend to increase the Fund's exposure to interest rate risk, credit risk and liquidity risk.

As with all mutual funds, investors may lose money by investing in the High Yield Bond Fund.

The foregoing descriptions are only summaries. Please see "About the Funds—Risks" on page 69 for more detailed descriptions of the foregoing risks.

Performance Information

The bar chart below presents the calendar year total returns for Individual Investor Class shares of the High Yield Bond Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the High Yield Bond Fund by showing changes in the High Yield Bond Fund's performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Individual Investor Class

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2009, 11.79%
Worst quarter: 4th quarter 2008, -17.51%

Average Annual Total Returns The performance table below presents the average annual total returns for Individual Investor Class, Class A, Institutional Class and Class R shares of the High Yield Bond Fund. The performance table is intended to provide some indication of the risks of investment in the High Yield Bond Fund by showing how the High Yield Bond Fund's average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and ten-year period. After-tax performance is presented only for Individual Investor Class shares for the Fund. After-tax returns for Class A, Institutional Class and Class R shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder's own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts).

As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

	Periods Ended December 31, 2012
Share Class	1 Year	5 Years	10 Years
Individual Investor Class[1]
Return Before Taxes	13.41%	7.04%	7.97%
Return After Taxes	10.40%	3.90%	5.06%
Return After Taxes and Distributions	8.78%	4.15%	5.13%
Class A1,2
Return Before Taxes	8.30%	6.07%	7.48%
Institutional Class[1,3]
Return Before Taxes	13.72%	7.30%	8.18%
Class R1,4
Return Before Taxes	13.29%	6.82%	7.83%
BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index[5,7]	14.58%	9.12%	9.30%
Lipper High Yield Bond Funds Index[6,7]	15.40%	7.73%	8.89%

1The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

3Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

4Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Individual Investor Class shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

5The BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index tracks the performance of BB- and B-rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%.

6The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

7Unlike the High Yield Bond Fund, the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index and the Lipper High Current Yield Bond Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Bond Funds Index) do not reflect deductions for fees, expenses or taxes.

Investment Adviser

Pax World Management LLC (the "Adviser") is the investment adviser for the High Yield Bond Fund.

Portfolio Manager

The following provides additional information about the individual portfolio manager who has primary responsibility for managing the High Yield Bond Fund's investments.

Portfolio Manager	Since	Title
Mary V. Austin	1999	Portfolio Manager (Analyst prior to 2006)

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to "Important Additional Information About the Funds" on page 54.

Pax World Global Women's Equality Fund

(the "Global Women's Equality Fund")

Summary of Key Information

Investment Objective

The Global Women's Equality Fund's investment objective is to seek long-term growth of capital.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold Individual Investor Class or Institutional Class shares of the Global Women's Equality Fund.

	Individual Investor Class	Institutional Class
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.69%	0.69%
Acquired Fund Fees	0.01%	0.01%
Total Annual Fund Operating Expenses	1.70%	1.45%
Contractual Reimbursements[2]	(0.45)%	(0.45)%
Net Annual Fund Operating Expenses	1.25%	1.00%

2The Global Women's Equality Fund's investment adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses, if any) allocable to Individual Investor Class and Institutional Class shares of the Global Women's Equality Fund to the extent such expenses exceed 1.24% and 0.99% of the average daily net assets of Individual Investor Class and Institutional Class shares, respectively. This reimbursement arrangement may not be amended or terminated without the approval of the Fund's Board of Trustees before December 31, 2015.

Example of Expenses

This example is intended to help you compare the cost of investing in Individual Investor Class and Institutional Class shares of the Global Women's Equality Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Individual Investor Class or Institutional Class shares of the Global Women's Equality Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Global Women's Equality Fund's operating expenses remain the same throughout those periods. Although an investor's actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 year	5 year	10 year
Individual Investor Class	$127	$445	$836	$1,931
Institutional Class	$102	$368	$704	$1,655

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example of Expenses," affect the Global Women's Equality Fund's performance. During the Global Women's Equality Fund's most recent fiscal year, the Global Women's Equality Fund's portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Global Women's Equality Fund seeks to invest in companies around the globe that are leaders in promoting gender equality in the workplace and beyond.

Under normal market conditions, the Global Women's Equality Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets in the securities of non-U.S. issuers. The Global Women's Equality Fund invests primarily in the securities of large capitalization companies.

In selecting investments, the Global Women's Equality Fund seeks companies that are leaders in promoting gender equality and women's advancement through internal policies and programs, transparency regarding the effectiveness of those policies and programs and accountability among employees to assure implementation and observance of those policies and programs. In particular, the Fund seeks to invest in companies that embrace or aspire to embrace the best practices embodied in the Women's Empowerment Principles, a joint initiative of UN Women and the United Nations Global Compact.

To identify companies for investment, the Fund's investment adviser conducts its own proprietary research and also evaluates companies that have been favorably rated or ranked on women's issues by third parties.

The Global Women's Equality Fund's investments in securities of non-U.S. issuers may include investments in emerging markets and generally will be diversified across multiple countries or geographic regions. The Global Women's Equality Fund will normally have investments in a minimum of three countries other than the United States.

The Global Women's Equality Fund's investment adviser selects securities based on its assessment of economic and market conditions and valuations and on a company-by-company basis through use of fundamental analysis.

The Global Women's Equality Fund may utilize derivatives for hedging and for investment purposes.

The Global Women's Equality Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices. Because of the Global Women's Equality Fund's particular focus on companies that are leaders on gender issues, the investment adviser may give less emphasis to certain environmental, social or governance (ESG) criteria, or may apply such criteria differently to the Fund than to other Pax World Funds.

Principal Risks

•  Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.

•  Derivatives Risk Derivatives involve special risks and may result in losses. The values of derivatives can be very volatile, especially in unusual market conditions, and that volatility can be exacerbated by the use of leverage, which is common for derivative strategies. Derivatives may be illiquid, and may also be subject to the risk of nonperformance by a transaction counterparty. The Fund may not be able to enter into, or terminate, a derivatives position when desired. Derivatives are also subject to mispricing and improper valuation, and may increase the amount of taxes payable by shareholders.

•  Non-U. S. Securities Risk Non-U.S. securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-U.S. markets may differ from U.S. markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-U.S. investments are also subject to the effects of local political, social, diplomatic or economic events.

•  Turnover Risk Frequent changes in the securities held by a Fund increases the Fund's transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund's performance.

•  Growth Securities Risk Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•  Small- and Medium-Sized Capitalization Company Risk Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•  Value Securities Risk Value securities are securities the investment adviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

As with all mutual funds, investors may lose money by investing in the Global Women's Equality Fund.

The foregoing descriptions are only summaries. Please see "About the Funds—Risks" on page 69 for more detailed descriptions of the foregoing risks.

Performance Information

The bar chart below presents the calendar year total returns for Individual Investor Class shares of the Global Women's Equality Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the Global Women's Equality Fund by showing changes in the Global Women's Equality Fund's performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Individual Investor Class

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2009, 17.02%
Worst quarter: 4th quarter 2008, -25.20%

Average Annual Total Returns The performance table below presents the average annual total returns for Individual Investor Class and Institutional Class shares of the Global Women's Equality Fund. The performance table is intended to provide some indication of the risks of investment in the Global Women's Equality Fund by showing how the Global Women's Equality Fund's average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and ten-year period. After-tax performance is presented only for Individual Investor Class shares of the Fund. After-tax returns for Institutional Class shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder's own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts).

As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

	Periods Ended December 31, 2012
Share Class	1 Year	5 Years	10 Years
Individual Investor Class[1]
Return Before Taxes	12.67%	-2.89%	3.57%
Return After Taxes	12.40%	-3.13%	3.20%
Return After Taxes and Distributions	8.48%	-2.47%	3.07%
Institutional Class[1,2]
Return Before Taxes	12.92%	-2.65%	3.76%
MSCI World (Net) Index[3,5]	15.83%	-1.18%	7.51%
Lipper Global Large-Cap Core Funds Index[4,5]	18.64%	0.17%	7.36%

1Pax World Global Women's Equality Fund, a series of Pax World Funds Series Trust I, acquired Women's Equity Fund, a series of Professionally Managed Portfolios ("Old Women's Equity Fund" ), on October 29, 2007. Performance information shown includes the performance of Retail Class shares of Old Women's Equity Fund for periods prior to October 29, 2007, which has not been adjusted to reflect any differences in expenses between Old Women's Equity Fund and the Global Women's Equality Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class Shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2Inception of Institutional Class shares is April 19, 2006. The performance information shown for Institutional Class shares includes the performance of the Retail Class shares of Old Women's Equity Fund shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between Old Women's Equity Fund and the Global Women's Equality Fund. If such expense adjustments and allocable expenses were reflected, the returns would be higher than those shown.

3The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net," which includes dividend reinvestments after deduction of foreign withholding taxes. Investors cannot invest directly in any index.

4The Lipper Global Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Large-Cap Funds Average. The Lipper Global Large-Cap Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three year weighted basis) above Lipper's Global Large-Cap floor. Global Large-Cap Core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. The Lipper Global Large-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

5Unlike the Global Women's Equality Fund, the MSCI World (Net) Index and the Lipper Global Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Global Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Investment Adviser

Pax World Management LLC (the "Adviser") is the investment adviser for the Global Women's Equality Fund.

Portfolio Managers

The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Global Women's Equality Fund's investments.

Portfolio Manager	Since	Title
Ivka Kalus-Bystricky	2011	Lead Portfolio Manager
Anthony Trzcinka	2011	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to "Important Additional Information About the Funds" on page 54.

Pax World Global Environmental Markets Fund

(the "Global Environmental Markets Fund")

Summary of Key Information

Investment Objective

The Global Environmental Markets Fund's investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; and environmental support services and waste management technologies.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold Individual Investor Class, Class A, Institutional Class or Class R shares of the Global Environmental Markets Fund. You may qualify for sales charge discounts for Class A shares if you and your spouse or minor children invest, or agree to invest in the future, at least $50,000 in Class A shares of the Global Environmental Markets Fund. More information about these and other discounts is available from your financial intermediary, under "Shareholder Guide—Sales Charges" on page 85 of this Prospectus and under "Distribution and Shareholder Services—Sales Charge Reductions and Waivers" in the Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Class A	Indiv. Investor Class, Institutional Class and Class R
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	1.00%[1]	None
Shareholder Fees (fees paid directly from your investment):	None	None

	Indiv. Investor Class and Class A	Institutional Class	Class R
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.50%
Other Expenses	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	1.81%	1.56%	2.06%
Contractual Reimbursements[2]	(0.41)%	(0.41)%	(0.41)%
Net Annual Fund Operating Expenses	1.40%	1.15%	1.65%

1This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within 18 months of purchase, with certain exceptions. See "Shareholder Guide—Sales Charges."

2The Global Environmental Markets Fund's investment adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses, if any) allocable to Individual Investor Class, Class A, Institutional Class and Class R shares of the Global Environmental Markets Fund to the extent such expenses exceed 1.40%, 1.40%, 1.15% and 1.65% of the average daily net assets of Individual Investor Class, Class A, Institutional Class and Class R shares, respectively. This reimbursement arrangement may not be amended or terminated without the approval of the Fund's Board of Trustees before December 31, 2015.

Example of Expenses

This example is intended to help you compare the cost of investing in Individual Investor Class, Class A, Institutional Class and Class R shares of the Global Environmental Markets Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Individual Investor Class, Class A, Institutional Class or Class R shares of the Global Environmental Markets Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Global Environmental Markets Fund's operating expenses remain the same throughout those periods. Although an investor's actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 year	5 year	10 year
Individual Investor Class	$143	$488	$901	$2,057
Class A	$685	$1,011	$1,402	$2,494
Institutional Class	$117	$410	$770	$1,785
Class R	$168	$564	$1,031	$2,322

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example of Expenses," affect the Global Environmental Markets Fund's performance. During the Global Environmental Markets Fund's most recent fiscal year, the Global Environmental Markets Fund's portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Global Environmental Markets Fund follows a sustainable investing approach, combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) analysis in order to identify investments. Under normal market conditions, the Global Environmental Markets Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of non-U.S. issuers, including those located in emerging markets. The Fund's investments may be diversified across multiple countries or geographic regions, or may be focused on a select geographic region, although the Global Environmental Markets Fund will normally have investments in a minimum of three countries other than the United States.

The Global Environmental Markets Fund invests in environmental markets—companies whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; and environmental support services and waste management technologies. The Global Environmental Markets Fund's portfolio manager selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The Global Environmental Markets Fund is not constrained by any particular investment style, and may therefore invest in "growth" stocks, "value" stocks or a combination of both. Additionally, it may buy stocks in any sector or industry, and it is not limited to investing in securities of a specific market capitalization.

The Global Environmental Markets Fund may utilize derivatives for hedging and for investment purposes.

The Global Environmental Markets Fund seeks to invest in companies with positive overall environmental performance and whose products or services help other companies and societies improve their environmental performance, and avoids investing in companies with significant environmental problems or worsening environmental profiles.

The Global Environmental Markets Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

Principal Risks

•  Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.

•  Derivatives Risk Derivatives involve special risks and may result in losses. The values of derivatives can be very volatile, especially in unusual market conditions, and that volatility can be exacerbated by the use of leverage, which is common for derivative strategies. Derivatives may be illiquid, and may also be subject to the risk of nonperformance by a transaction counterparty. The Fund may not be able to enter into, or terminate, a derivatives position when desired. Derivatives are also subject to mispricing and improper valuation, and may increase the amount of taxes payable by shareholders.

•  Non-U. S. Securities Risk Non-U.S. securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-U.S. markets may differ from U.S. markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-U.S. investments are also subject to the effects of local political, social, diplomatic or economic events.

•  Turnover Risk Frequent changes in the securities held by a Fund increases the Fund's transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund's performance.

•  Growth Securities Risk Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•  Small- and Medium-Sized Capitalization Company Risk Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•  Value Securities Risk Value securities are securities the investment adviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

As with all mutual funds, investors may lose money by investing in the Global Environmental Markets Fund. The foregoing descriptions are only summaries. Please see "About the Funds—Risks" on page 69 for more detailed descriptions of the foregoing risks.

Performance Information

The bar chart below presents the calendar year total returns for Individual Investor Class shares of the Global Environmental Markets Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the Global Environmental Markets Fund by showing changes in the Global Environmental Markets Fund's performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Individual Investor Class

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2009, 29.43%
Worst quarter: 3rd quarter 2011, -21.05%

Average Annual Total Returns The performance table below presents the average annual total returns for Individual Investor Class, Class A, Institutional Class and Class R shares of the Global Environmental Markets Fund. The performance table is intended to provide some indication of the risks of investment in the Global Environmental Markets Fund by showing how the Global Environmental Markets Fund's average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and ten-year period. After-tax performance is presented only for Individual Investor Class shares of the Fund. After-tax returns for Class A, Institutional Class and Class R shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder's own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts).

As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

	Periods Ended December 31, 2012
Share Class	1 Year	Since Inception
Individual Investor Class[1]
Return Before Taxes	19.27%	0.98%
Return After Taxes	18.93%	0.77%
Return After Taxes and Distributions	12.85%	0.79%
Class A1,2
Return Before Taxes	12.72%	-0.21%
Institutional Class[1]
Return Before Taxes	19.47%	1.23%
Class R1
Return Before Taxes	18.95%	0.70%
MSCI World (Net) Index[3,5]	15.83%	0.66%
FTSE Environmental Opportunities Index Series[4,5]	16.65%	NA

1The Fund's inception date is March 27, 2008. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

3The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World (Net) Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France,

Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

4The FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. ("Impax") with FTSE International. Impax is also the sub-adviser to the Pax World Global Environmental Markets Fund.

5Unlike the Global Environmental Markets Fund, the MSCI World (Net) Index and the FTSE Environmental Opportunities Index Series are not investments, are not professionally managed, have no policy of sustainable investing and do not reflect deductions for fees, expenses or taxes.

Investment Adviser

Pax World Management LLC (the "Adviser") is the investment adviser for the Global Environmental Markets Fund.

The Adviser has engaged Impax Asset Management Ltd. ("IAM") as a subadviser to manage the Global Environmental Markets Fund's investments. IAM, a wholly-owned subsidiary of Impax Asset Management Group plc, which is publicly traded on the Alternative Investment Market (AIM) of the London Stock Exchange, has its principal place of business at Norfolk House, 31 St. James Square, London SWIY 4JR, United Kingdom.

Portfolio Managers

The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Global Environmental Markets Fund's investments.

Portfolio Managers	Since	Title
Bruce Jenkyn-Jones	2008	Portfolio Manager
Simon Gottelier	2013	Portfolio Manager
Hubert Aarts	2013	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to "Important Additional Information About the Funds" on page 54.

Important Additional Information About the Funds

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight delivery (Pax World Mutual Funds, C/O BFDS, 30 Dan Road, Suite 55370, Canton, MA 02021-2809), by mail (Pax World Mutual Funds, P.O. Box 55370, Boston, MA 02205-5370), by telephone (1-800-372-7827) or via the internet at www.paxworld.com.

The Funds' initial and subsequent investment minimums generally are as follows. Your financial intermediary may have set higher investment minimums.

	Minimum Initial Investment	Minimum Subsequent Investment
Class A	$1,000	$50
Individual Investor Class	1,000	50
Institutional Class	250,000	None
Class R	0	0

Taxes

The Funds intend to make distributions that generally will be taxable to shareholders as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise invest through a tax-advantaged account, such as an IRA or 401(k) plan. If you invest through a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser, the Funds' distributor and their affiliates may pay the financial intermediary for the sale of shares of the Fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary's website for more information.

About the Funds

Investment Objectives and Strategies

Pax World Balanced Fund

Investment Objectives

The Balanced Fund's primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Balanced Fund seeks long-term growth of capital.

Principal Investment Strategies

The Balanced Fund follows a sustainable investing approach, combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) analysis in order to identify investments. Under normal market conditions, the Balanced Fund expects to invest approximately 60–75% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) and 25–40% of its assets in debt securities (including but not limited to debt securities convertible into equity securities). However, depending on market conditions, the equity portion of the Balanced Fund's portfolio may range from 50% to 75% of its assets and the debt portion of the Balanced Fund's portfolio may range from 25% to 50% of its assets.

With respect to the equity portion of its investment portfolio, the Balanced Fund may invest in securities of companies with any market capitalization and intends to focus on economic sectors that its portfolio manager believes will outpace the overall rate of growth of the United States Gross Domestic Product. The Balanced Fund is not constrained by any particular investment style, and may therefore invest in "growth" stocks, "value" stocks or a combination of both. With respect to the debt portion of its investment portfolio, the Balanced Fund intends to invest primarily in obligations, including mortgage-related securities, issued or guaranteed by the United States government or its agencies and instrumentalities with short- to intermediate-term maturities (two to six years) and corporate bonds that are, at the time of purchase, rated at least investment grade (rated BBB- or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service) or unrated and determined by the Balanced Fund's portfolio manager to be of comparable quality.

The Balanced Fund's portfolio manager uses both qualitative analysis and quantitative techniques when allocating the Balanced Fund's assets between equity securities and debt securities within the above-described ranges. The Balanced Fund's portfolio manager generally determines to sell an equity security for one or more reasons, including, but not limited to, a desired change in asset allocation (e.g. allocating more of the Balanced Fund's portfolio to debt securities), a lack of confidence in the management of an issuer, a deterioration in the fundamentals of an issuer, when the security becomes overweighted relative to a sector or to the Balanced Fund's portfolio as a whole or when the security becomes overvalued relative to its peers or to the market. The Balanced Fund generally determines to sell a debt security for one or more reasons, including, but not limited to, a desired change in asset allocation (e.g., allocating more of the Balanced Fund's portfolio to equity securities); a change in the duration strategy, the sector allocation strategy or the relative value of the security within a sector (e.g., spread tightening, "busted" calls, tender offers); an anticipated change in the security's credit rating; or a deterioration in the fundamentals of the issuer. The Balanced Fund may also consider selling a particular security to replace the security with a more attractive investment or in order to meet redemption requests, or if a company no longer meets Pax World's environmental, social or governance standards.

The Balanced Fund may invest up to 45% of its assets in securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"). The Balanced Fund may invest no more than 25% of its assets in securities of non-U.S. issuers other than ADRs. The Balanced Fund's investments in securities of non-U.S. issuers may include investments in emerging markets.

The Balanced Fund may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.

In response to unfavorable market and other conditions, the Balanced Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Balanced Fund may not achieve its investment objectives if it does so.

Except as otherwise noted in this Prospectus or the Statement of Additional Information, the Balanced Fund's investment policies are not fundamental and may be changed without a vote of shareholders.

In making the determination to vary the Balanced Fund's asset allocation, the portfolio manager considers various quantitative and qualitative data relating to the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital and political trends. The portfolio manager retains the flexibility to reallocate the Balanced Fund's assets or to vary percentages based on his ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.

Sustainable Investing. The Balanced Fund seeks to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Balanced Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices. With respect to the fixed-income portion of the Balanced Fund, Pax World seeks to avoid companies that fail our exclusionary criteria on weapons and tobacco, that it determines are the subject of significant environmental, social or governance controversy or that it determines significantly underperform their peers on key (but not necessarily all) ESG or sustainability criteria. Please see "Sustainable Investing" below.

Pax World Growth Fund

Investment Objective

The Growth Fund's investment objective is to seek long-term growth of capital.

Principal Investment Strategies

The Growth Fund follows a sustainable investing approach, combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) analysis in order to identify investments. Under normal market conditions, the Growth Fund invests primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that the Growth Fund's portfolio manager believe will have above-average growth prospects.

The Growth Fund's portfolio manager selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The portfolio manager attempts to identify companies that have demonstrated growth in earnings and sales, high returns on equity and assets or other strong financial characteristics, and that are, in the judgment of the portfolio manager, attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management. The portfolio manager also attempts to identify material growth drivers in companies, which may include turnaround situations, brand dominance, secular changes or cyclical businesses that the investment adviser believes will positively affect earnings. The Growth Fund may invest in securities of companies with any market capitalization.

The Growth Fund may sell a security when an event, such as a disappointing earnings report or adverse changes in a company's management or industry position, is perceived by the portfolio manager to lessen its attractiveness. The Growth Fund may also sell a security in response to adverse market conditions, to rebalance the Growth Fund's portfolio, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets Pax World's environmental, social or governance standards.

The Growth Fund may invest up to 45% of its assets in securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"). The Growth Fund may invest no more than 25% of its assets in securities of non-U.S. issuers other than ADRs. The Growth Fund's investments in securities of non-U.S. issuers may include investments in emerging markets.

The Growth Fund may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.

Although the Growth Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the Growth Fund may be significant.

In response to unfavorable market and other conditions, the Growth Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Growth Fund may not achieve its investment objective if it does so.

Except as otherwise noted in this Prospectus or the Statement of Additional Information, the Growth Fund's investment policies are not fundamental and may be changed without a vote of shareholders.

Sustainable Investing. The Growth Fund seeks to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Growth Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unsustainable business practices. Please see "Sustainable Investing" below.

Pax World Small Cap Fund

Investment Objective

The Small Cap Fund's investment objective is to seek long-term growth of capital.

Principal Investment Strategies

The Small Cap Fund follows a sustainable investing approach, combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) analysis in order to identify investments. Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization. As of March 31, 2013, the Russell 2000 Index included companies with market capitalizations from $10 million to $5.60 billion. The Small Cap Fund selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The portfolio manager attempts to identify companies for possible investment by analyzing their valuations and growth prospects based on their market and competitive position, financial condition and economic, political and regulatory environment. The following characteristics may also be considered in analyzing the attractiveness of such companies: valuation factors such as price-to-earnings ratio; price-to-book ratio and/or price-to-cash flow ratio; a healthy balance sheet; overall financial strength; and catalysts for changes that improve future earnings prospects. The portfolio manager also looks for strong management teams that exhibit a high degree of innovation and motivation to grow their business. The portfolio manager may overweight or underweight a specific sector and take concentrated positions which could lead to increased volatility. The Small Cap Fund is not constrained by any particular investment style, and may therefore invest in "growth" stocks, "value" stocks or a combination of both. Additionally, it may buy stocks in any sector or industry.

The Small Cap Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets Pax World's environmental, social or governance standards.

The Small Cap Fund may invest up to 45% of its assets in securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"). The Small Cap Fund may invest no more than 25% of its assets in securities of non-U.S. issuers other than ADRs. The Small Cap Fund's investments in securities of non-U.S. issuers, if any, may be diversified across multiple countries or geographic regions, or may be focused in a single country or geographic region.

The Small Cap Fund may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.

Although the Small Cap Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the Small Cap Fund may be significant.

In response to unfavorable market or other conditions, the Small Cap Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Small Cap Fund may not achieve its investment objective if it does so.

Except as otherwise noted in this Prospectus or the Statement of Additional Information, the Small Cap Fund's investment objectives and policies are not fundamental, and may be changed without a vote of shareholders.

Sustainable Investing. The Small Cap Fund seeks to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Small Cap Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices. Please see "Sustainable Investing" below.

Pax World International Fund

Investment Objective

The International Fund's investment objective is to seek long-term growth of capital.

Principal Investment Strategies

The International Fund follows a sustainable investing approach, combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) analysis in order to identify investments. Under normal market conditions, the International Fund will invest primarily in equity securities (such as common stock, preferred stocks and equity securities convertible into common or preferred stocks) of non-U.S. issuers. The International Fund is not constrained by any particular investment style or capitalization range. At any given time, the Fund may invest in "growth" stocks, "value" stocks or a combination of both. Additionally, the International Fund's investments in securities of non-U.S. issuers may be diversified across multiple sectors and industries, or may be focused on a limited number of sectors and industries.

The International Fund's investments in securities of non-U.S. issuers may include investments in emerging markets and may be diversified across multiple countries or geographic regions, or may be focused on select geographic regions. The Fund is not limited to investing in securities of a specific market capitalization and may hold securities of large, medium and/or small capitalization companies.

The International Fund's portfolio manager selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The portfolio manager attempts to identify companies for possible investment by analyzing their valuations and growth prospects based on their market and competitive position, financial condition and economic, political and regulatory environment. The following characteristics may also be considered in analyzing the attractiveness of such companies: valuation factors such as price-to-earnings ratio; price-to-book ratio and/or price-to-cash flow ratio; a healthy balance sheet; overall financial strength; and catalysts for changes that improve future earnings prospects.

The International Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets Pax World's environmental, social or governance standards.

The International Fund may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.

Although the International Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the International Fund may be significant.

In response to unfavorable market or other conditions, the International Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The International Fund may not achieve its investment objective if it does so.

Except as otherwise noted in this Prospectus or the Statement of Additional Information, the International Fund's investment objective and policies are not fundamental, and may be changed without a vote of shareholders.

Sustainable Investing. The International Fund seeks to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The International Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices. Please see "Sustainable Investing" below.

Pax World High Yield Bond Fund

Investment Objectives

The High Yield Bond Fund's primary investment objective is to seek high current income. As a secondary investment objective the High Yield Bond Fund seeks capital appreciation.

Principal Investment Strategies

The High Yield Bond Fund follows a sustainable investing approach, combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) analysis in order to identify investments. Under normal market conditions, the High Yield Bond Fund invests at least 80% of its assets (plus any borrowings for investment purposes) in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service, similarly rated by another major rating service or unrated and determined by the High Yield Bond Fund's investment adviser to be of comparable quality. These fixed income securities are commonly referred to as "junk bonds."

In determining which securities to buy for the High Yield Bond fund, the portfolio manager seeks to establish if each security's return is appropriate for its level of risk. In making this determination, the portfolio manager generally performs fundamental credit analysis using a bottom-up approach by reviewing revenue, margin, leverage, and cash flow trends; relative value, liquidity, and financial history of the issuer, among other things. Top-down analysis is also used in determining which countries, sectors and other factors may provide investment opportunities.

In addition, competitive strength of the company and quality of management are considered. Lastly, the portfolio manager reviews outside research by analysts, economists, and ratings agencies.

In deciding whether to sell a security, the portfolio manager may consider if any of the original reasons for purchase have changed such as a decline in fundamentals, risk/reward profile, management credibility and if the issuer no longer meets Pax World's environmental, social or governance standards.

The High Yield Bond Fund may invest up to 40% of its assets in securities of non-U.S. issuers, including investments in emerging markets.

The High Yield Bond Fund may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes, and may invest in credit default swaps on indices of high-yield securities on a short-term basis (generally less than 90 days) pending longer term investment.

Although the High Yield Bond Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the High Yield Bond Fund may be significant.

In response to unfavorable market and other conditions, the High Yield Bond Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The High Yield Bond Fund may not achieve its investment objectives if it does so.

Except as otherwise noted in this Prospectus or the Statement of Additional Information, the High Yield Bond Fund's investment policies are not fundamental and may be changed without a vote of shareholders.

Sustainable Investing. The High Yield Bond Fund seeks to avoid investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices, as well as companies that the Adviser determines are the subject of significant environmental, social or governance controversy or significantly underperform their peers on key (but not necessarily all) ESG or sustainability criteria. Please see "Sustainable Investing" below.

Pax World Global Women's Equality Fund

Investment Objective

The Global Women's Equality Fund's investment objective is to seek long-term growth of capital.

Principal Investment Strategies

The Global Women's Equality Fund seeks to invest in companies around the globe that are leaders in promoting gender equality in the workplace and beyond.

Under normal market conditions, the Global Women's Equality Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in the securities of non-U.S. issuers.

The Global Women's Equality Fund invests primarily in the securities of large capitalization companies.

In selecting investments, the Global Women's Equality Fund seeks companies that are leaders in promoting gender equality and women's advancement through internal policies and programs, transparency regarding the effectiveness of those policies and programs and accountability among employees to assure implementation and observance of those policies and programs. In particular, the Fund seeks to invest in companies that embrace or aspire to embrace the best practices embodied in the Women's Empowerment Principles, a joint initiative of UN Women and the United Nations Global Compact. Please see the Statement of Additional Information for more information regarding the Women's Empowerment Principles.

To identify companies for investment, the Fund's investment adviser conducts its own proprietary research and also evaluates companies that have been favorably rated or ranked on women's issues by third parties.

The Global Women's Equality Fund's investments in securities of non-U.S. issuers may include investments in emerging markets and generally will be diversified across multiple countries or geographic regions. The Global Women's Equality Fund will normally have investments in a minimum of three countries other than the United States.

The Global Women's Equality Fund's portfolio manager selects securities based on her assessment of economic and market conditions and valuations and on a company-by-company basis through the use of fundamental analysis. The Fund may invest in both growth and value companies and may emphasize one or the other from time to time based on the portfolio manager's assessment of economic and market conditions.

In selecting investments for the Global Women's Equality Fund, the portfolio manager seeks to emphasize companies that are not only leaders in promoting gender equality and women's advancement but that also have long-term records of stable operating characteristics and the ability to achieve consistent returns on invested capital.

In selecting growth companies, the Global Women's Equality Fund's portfolio manager will seek companies that she believes have above-average long-term growth potential, and will select investments based, among other factors, on strong management, demonstrated growth in earnings and sales, superior industry positions and competitive advantages over industry peers.

In selecting value companies, the Global Women's Equality Fund's portfolio manager will attempt to identify companies that exhibit the following characteristics: attractive valuation (considering factors such as price-to-earnings ratio, price-to-book ratio and/or price-to-cash flow ratio), a healthy and/or improving balance sheet, overall financial strength and catalysts for changes that improve future earnings prospects.

The Global Women's Equality Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets Pax World's gender or other sustainability criteria.

The Global Women's Equality Fund may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.

Although the Global Women's Equality Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the Global Women's Equality Fund may be significant.

In response to unfavorable market and other conditions, the Global Women's Equality Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Global Women's Equality Fund may not achieve its investment objective if it does so.

Except as otherwise noted in this Prospectus or the Statement of Additional Information, the Global Women's Equality Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders.

Sustainable Investing. The Global Women's Equality Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices. Because of the Global Women's Equality Fund's particular focus on companies that are leaders on gender issues, the Fund's investment adviser may give less emphasis to certain environmental, social and governance (ESG) criteria, or may apply such criteria differently to the Fund than to other Pax World Funds. Please see "Sustainable Investing" below.

Gender Criteria. The Global Women's Equality Fund seeks to invest in companies that take affirmative steps to attract, retain and promote women, and to advance gender equality and women's empowerment in the workplace and beyond. Specifically, the Global Women's Equality Fund seeks to invest in companies that promote gender equality through internal policies and programs, transparency regarding the effectiveness of those policies and programs and accountability among employees to assure implementation and observance of those policies and programs. Examples include:

•  Promotion of women to top executive positions and compensating them accordingly;

•  Representation of women on the board of directors and in senior management;

•  Strong support from senior executives for workplace equality;

•  Career development, education and training programs for women employees;

•  Hiring and promotion policies and activity to assure gender equity;

•  Programs to address work/life balance concerns, including in particular women's health, safety and childcare responsibilities;

•  Programs to address discrimination against women and to protect women from harassment and violence;

•  Use of women-owned companies as vendors and service providers;

•  Positive images of women in their advertising, promotion and marketing; and

•  Accountability and transparency to employees, investors and the communities in which they operate.

The Global Women's Equality Fund also endeavors to avoid investing in companies involved in the exploitation and trafficking of women, whose products demean women or that use negative stereotypes in their advertising, promotion or marketing. Similarly, the Global Women's Equality Fund endeavors to avoid companies that fail to provide a safe work environment for women by encouraging or tolerating harassment, as well as companies that have a history or pattern of discrimination or mistreatment of women, or other gender-related controversy.

Shareholder Engagement. Whenever possible, the Global Women's Equality Fund endeavors to vote shareholder proxies in accordance with gender criteria, in addition to other environmental, social and governance criteria; to engage in dialogue with corporate management on issues of concern; to initiate and support shareholder resolutions on gender-related issues; and to support public policy initiatives that promote greater corporate transparency, accountability and social responsibility on issues of gender equality. The Global Women's Equality Fund, like all Pax World Funds, also has a policy of generally voting against or withholding votes from all slates of corporate directors that do not include women.

Pax World Global Environmental Markets Fund

Investment Objective

The Global Environmental Markets Fund's investment objective is to seek long term growth of capital by investing in companies whose businesses and technologies focus on mitigating the environmental impacts of commerce.

Principal Investment Strategies

The Global Environmental Markets Fund follows a sustainable investing approach, combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) analysis in order to identify investments. Under normal market conditions, the Global Environmental Markets Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of non-U.S. issuers. The Global Environmental Markets Fund invests in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; and environmental support services and waste management technologies.

The Global Environmental Markets Fund's Sub-Adviser selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The Sub-Adviser attempts to identify companies for possible investment by analyzing their valuations and growth prospects based on their market and competitive position, financial condition and economic, political and regulatory environment. The following characteristics may also be considered in analyzing the attractiveness of such companies: valuation factors such as price-to-earnings ratio; price-to-book ratio and/or price-to-cash flow ratio; a healthy balance sheet; overall financial strength; and catalysts for changes that improve future earnings prospects. The Global Environmental Markets Fund is not constrained by any particular investment style, and may therefore invest in "growth" stocks, "value" stocks or a combination of both. Additionally, it may buy stocks in any sector or industry, and it is not limited to investing in securities of a specific market capitalization and may hold securities of large, medium and/or small capitalization companies.

The Global Environmental Markets Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets Pax World's environmental, social or governance standards.

The Global Environmental Markets Fund may invest without limit in securities of non-U.S. issuers. The Global Environmental Markets Fund's investments in securities of non-U.S. issuers may include investments in emerging markets and may be diversified across multiple countries or geographic regions, or may be focused on a select geographic region, although the Global Environmental Markets Fund will normally have investments in a minimum of three countries other than the United States.

The Global Environmental Markets Fund may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.

Although the Global Environmental Markets Fund intends to limit the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the Global Environmental Markets Fund may be significant.

In response to unfavorable market or other conditions, the Global Environmental Markets Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Global Environmental Markets Fund may not achieve its investment objective if it does so.

Except as otherwise noted in this Prospectus or the Statement of Additional Information, the Global Environmental Markets Fund's investment objectives and policies are not fundamental, and may be changed without a vote of shareholders.

Sustainable Investing. The Global Environmental Markets Fund seeks to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards, with a particular emphasis on environmental markets. The Global Environmental Markets Fund avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices. Please see "Sustainable Investing" below.

The Global Environmental Markets Fund seeks to invest in companies with positive overall environmental performance and whose products or services help other companies and societies improve their environmental performance. In this regard, the Fund invests in companies whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; and environmental support services and waste management technologies. The Fund avoids investing in companies with significant environmental problems or worsening environmental profiles, and applies avoidance criteria on environmental issues identical to those of the other Pax World Funds.

Risks

Each Fund is subject to the principal risks indicated in its respective Summary of Key Information. The principal risks to which a Fund is subject are described in more detail below.

•  Allocation Risk To the extent the Fund's investment performance depends upon how its assets are allocated and reallocated among equity securities, equity-related securities and debt securities, the portfolio manager's allocation techniques and decisions may not produce the desired results, and, therefore, the Fund may not achieve its investment objectives.

•  Credit Risk With respect to debt securities, changes in economic conditions generally or particular to the obligated entity may affect the obligated entity's actual or perceived ability to make payments of interest or principal when due, which may cause the price of the security or the income derived there from to decline. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be subject to legal limits on a government's power to increase taxes or otherwise to raise revenue, or may depend for payment on legislative appropriation and/or governmental aid.

  Some bonds, known as revenue obligations, are payable solely from revenues earned by a particular project or other revenue source. Consequently, revenue obligations are subject to a greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or company backing the project, rather than to the taxing power of the issuer.

•  Derivatives Risk Derivatives are financial contracts whose values are derived from traditional securities, assets, reference rates or market indices. Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security.

  The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives also may increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

•  Growth Securities Risk Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•  High Yield Bond Securities Risk To the extent the Fund invests in high yield securities (commonly known as "junk bonds"), it may be subject to greater levels of interest rate risk, credit risk and liquidity risk than funds that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments when due. Rising interest rates or a general economic downturn may adversely affect the market for high yield securities and reduce the Fund's ability to sell them (liquidity risk). If the issuer of a high yield security is in default with respect to interest or principal payments, the Fund may lose its entire investment in that security.

•  Interest Rate Risk As nominal interest rates rise, the value of debt securities held in the Fund's portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

•  Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.

•  Mortgage Risk Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility if it holds mortgage-related securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund's returns because the Fund will have to reinvest that money at lower prevailing interest rates.

•  Non-U.S. Securities Risk Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of the Fund's investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-U.S. securities. In the event of a default in connection with certain debt securities issued by foreign governments, the Fund may have very limited recourse, if any. Additionally, foreign governments may impose taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. Emerging market securities are likely to have greater exposure to the risks discussed above. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries.

  Emerging market countries also are more prone to rapid social, political and economic changes than more developed countries. To the extent the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

•  Reinvestment Risk Income from the Fund's investments may decline if the Fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the Fund's earnings rate at that time.

•  Small- and Medium-Sized Capitalization Company Risk Investing in securities of small- and medium-sized capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the portfolio manager to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

•  Turnover Risk A change in the securities held by the Fund is known as "portfolio turnover." High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely affect the Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

•  U.S. Government Securities Risk Certain securities issued by the United States government are neither insured nor guaranteed by the U.S. government. These securities may be supported by the government's ability to borrow from the U.S. Treasury, or may be supported only by the credit of the issuing agency or instrumentality. These securities are subject to greater issuer risk than securities issued or guaranteed by the U.S. Treasury.

•  Value Securities Risk The Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities the investment adviser believes are selling at a price lower than their true value.

  Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If the investment adviser's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the investment adviser anticipates.

There are also circumstances (including additional risks not listed in the Summaries of Key Information) that could cause a Fund not to achieve its investment objectives. As with all mutual funds, shareholders of a Fund may lose money by investing in the Fund. For a discussion of additional risks applicable to the Funds, please see the section captioned "Investments and Special Considerations; Risk Factors" in the Statement of Additional Information. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Sustainable Investing

Pax World Funds pursue a sustainable investing approach—investing in forward-thinking companies with more sustainable business models. We identify those companies by combining rigorous financial analysis with equally rigorous sustainability or environmental, social and governance (ESG) analysis. The result, we believe, is an increased level of scrutiny that helps us identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term. By investing in those companies, we intend for our shareholders to benefit from their vision and their success.

All of the Funds avoid investing in issuers that we determine are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

Depending on the particular fund, asset class or type of security involved, the investment adviser may give less relative weight to certain sustainability or ESG criteria, apply slightly different criteria or apply such criteria differently. For example:

The High Yield Bond Fund and the fixed-income portion of the Balanced Fund take a slightly different approach from our equity funds. For these Funds, Pax World seeks to avoid companies that fail our exclusionary criteria on weapons and tobacco, that it determines are the subject of significant environmental, social or governance controversy or that it determines significantly underperform their peers on key (but not necessarily all) ESG or sustainability criteria.

The Global Women's Equality Fund seeks to invest in companies that are leaders in promoting gender equality in the workplace and beyond, and therefore, the investment adviser may give less relative weight to other sustainability or ESG criteria, or may apply such criteria differently to the Global Women's Equality Fund than to other Pax World Funds.

The Global Environmental Markets Fund, in addition to applying Pax World's customary sustainability or ESG criteria, has a particular focus on environmental markets—investing in companies whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; and environmental support services and waste management technologies.

Our primary goal is to produce competitive returns for our investors. By integrating environmental, social and governance criteria—what we call "sustainability"

criteria—into our investment approach, Pax World also seeks to promote peace, to protect the environment, to advance global equity and to foster sustainable development. To denote this endeavor, the Funds have adopted the name "Pax World."

Investors should understand that "sustainable investing" refers to the full integration of environmental, social and governance criteria into our investment approach; it does not mean that our Funds will necessarily perform in the future as they have in the past.

Environmental, Social and Governance Criteria

In seeking to invest in companies that meet Pax World's sustainability or ESG criteria, the Adviser and Sub-Adviser, where applicable, ordinarily look at policies and practices in the following areas:

•  Environment

•  Workplace Practices and Human Rights

•  Corporate Governance

•  Community Impact

•  Product Safety and Integrity

Pax World's environmental criteria include such issues as emissions (air, water and soil), pollution prevention, recycling and waste reduction, energy and resource efficiency, use of clean and renewable energy, climate change initiatives and other policies and practices focused on promoting sustainable development.

Pax World's workplace criteria include such issues as diversity, equal opportunity based on gender, race, religion, age, disability or sexual orientation; workplace health and safety; labor-management relations; vendor standards and human rights, including indigenous peoples' rights.

Pax World's corporate governance criteria include such issues as board independence and diversity, executive compensation, auditor independence, shareholder rights, disclosure, conflict of interest, bribery and corruption, transparency, disclosure of political contributions, business ethics and legal and regulatory compliance.

Pax World's community criteria include companies' commitment to and relationships with the communities in which they do business (including their commitment to sustainable development abroad), their philanthropic activities and, in the case of financial institutions, responsible lending practices.

Pax World's product integrity criteria include analyses of such issues as product health and safety (including public health issues associated with product abuse and addiction), animal welfare, consumer issues and emerging technology issues.

The issues highlighted above are illustrative and do not necessarily reflect the full range of sustainability or ESG criteria Pax World may apply in analyzing a particular security for investment. The availability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which Pax World's sustainability criteria are applied in a particular situation.

Companies in which our Funds invest do not necessarily meet exemplary standards in all aspects of sustainability or ESG performance; nor, we recognize, is any company perfect when it comes to corporate responsibility or sustainability. We do believe, however, that well-managed companies that maintain good relations with employees, consumers, communities and the natural environment, and that strive to improve in those areas, will in the long run better serve investors as well.

When Pax World is required to make an investment decision for a Fund on an expedited basis, Pax World's sustainability analysis of the issuer may be based on a more limited set of facts than Pax World would consider sufficient in the ordinary course. When a security is purchased under such circumstances, Pax World will endeavor to complete its full sustainability analysis within a reasonable period following such purchase.

The Funds may invest in affiliated and unaffiliated exchange traded funds (ETFs), including broad based market ETFs, commodity ETFs and currency ETFs, for hedging purposes or to gain market exposure. Pax MSCI EAFE ESG Index ETF, an index-based ETF advised by Pax World based on an index incorporating sustainability or ESG criteria, is considered an affiliated ETF. Each Fund may also invest in unaffiliated ETFs that have been evaluated under Pax World's sustainability or ESG criteria. Finally, each Fund may also invest, on a shorter-term basis (generally less than 90 days), in unaffiliated ETFs, credit default swaps on indices or other instruments for short term cash management purposes that are not evaluated under Pax World's sustainability or ESG criteria.

Once a security is purchased by any of our Funds, we will endeavor to review that company's performance on a periodic basis to determine whether it continues to meet the Fund's sustainability criteria. If it is determined after the initial purchase by a Fund that a company no longer meets Pax World's sustainability or ESG standards (due to acquisition, merger or other developments), Pax World will seek to sell the securities of that company from the Fund's portfolio as soon thereafter as practicable taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market conditions, including the availability of a purchaser. This requirement may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so. Given this, there can be no assurance that the Funds' investment objectives will be achieved.

Shareholder Engagement

Once our Funds invest in a company, we take our responsibilities as a shareholder and stakeholder seriously. We vote shareholder proxies in accordance with our environmental, social and governance criteria; we engage in dialogue with corporate management on issues of concern; we initiate or support shareholder resolutions at annual stockholders meetings aimed at persuading companies to adopt higher standards of corporate responsibility; and we support public policy initiatives that promote greater corporate transparency, accountability and social responsibility.

Community and Sustainable Development

Pax World supports investing in communities and promoting sustainable development in the United States and around the globe. The Funds may invest in debt instruments issued by a range of non-corporate entities, including government agencies, states and municipalities, and may invest up to 5% of Fund assets in community development financial institutions that target underserved areas and directly support affordable housing, small businesses, community development and revitalization, health care, education and the environment. Such investments may include investments in micro-credit or micro-finance institutions that advance women's equality and sustainable development around the globe. Some of these investments may offer a rate of return below the then-prevailing market rate, or may subject the Funds to more credit risk than other types of debt instruments. In addition, some of these investments may be considered below investment grade, unrated or illiquid, and may not be insured by the FDIC, and therefore involve a greater risk of default. We nevertheless believe that such investments can often offer a greater social return through their direct effect on local communities and in fostering sustainable development, and that they therefore can be appropriate investments for Pax World Funds. As part of our global perspective, Pax World's Global Citizen Program enables Fund shareholders to support humanitarian relief and sustainable development opportunities around the world by designating portions of their dividends and/or capital gains for donation to certain nongovernmental organizations.

At Pax World, we believe that our investors want to have a positive effect on corporate behavior and to promote environmental and social progress. Our sustainability criteria are designed to assist investors in achieving these objectives, helping them align their values with their financial goals. That was our mission when we launched the first socially responsible mutual fund in the United States in 1971, and it remains our mission today.

In order to address changing societal and market conditions and circumstances, Pax World may at its discretion choose to apply additional environmental, social or governance criteria, or to modify the criteria outlined above, without shareholder approval.

Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds' Statement of Additional Information.

Management, Organization and Capital Structure

Investment Adviser

Pax World Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, is the investment adviser for each Fund. The Adviser is responsible, either directly or through others selected by it, for the management of each Fund, subject to oversight by the Board of Trustees of Pax World Funds Series Trust I (the "Trust"), of which each Fund is a series. The Adviser is a registered investment adviser and has been an investment adviser since 1971. A discussion regarding the basis for the Board of Trustees' approval of each Fund's investment advisory agreement is available in the Funds' most recent semiannual report for the period ended June 30.

Each Fund pays an advisory fee to the Adviser at the following annual rate (expressed as a percentage of the average daily net assets of such Fund):

Advisory Fee Rate
Balanced Fund	0.50%
Growth Fund	0.75%
Small Cap Fund	0.75%
International Fund	0.85%
High Yield Bond Fund	0.50%
Global Women's Equality Fund	0.75%
Global Environmental Markets Fund	0.90%

Sub-Adviser

For the Balanced, Growth, High Yield Bond, Global Women's Equality, Small Cap and International Funds, the Adviser retains all direct day-to-day investment management functions and responsibility. For the Global Environmental Markets Fund, the Adviser has engaged an investment management firm (the "Sub-Adviser") to manage the Fund's investments. The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of the Global Environmental Markets Fund's assets, subject to the general supervision of the Adviser and the Board of

Trustees. The Adviser (and not the Global Environmental Markets Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services. The following provides summary information about the Sub-Adviser:

Impax Asset Management Ltd. ("IAM") is the Sub-Adviser of the Global Environmental Markets Fund. The Sub-Adviser is a wholly-owned subsidiary of Impax Asset Management Group plc, which is publicly traded on the Alternative Investment Market (AIM) of the London Stock Exchange. It has principal offices at Norfolk House, 31 St. James Square, London SWIY 4JR, United Kingdom. The Sub-Adviser, as of December 31, 2012, had approximately $3.0 billion of funds under management. IAM is the manager or sub-adviser of 26 funds that invest globally in the stocks of companies that are active in "green markets," particularly in the alternative energy and energy efficiency; water infrastructure technologies and pollution control; and environmental support services and waste management technologies.

Portfolio Managers

The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Funds' investments.

Christopher H. Brown is Chief Investment Officer for the Adviser and the Portfolio Manager of the Balanced Fund. Mr. Brown has been responsible for the management of the Balanced Fund since 1998 and was co-portfolio manager of the Growth Fund from 2006—May 2011. Mr. Brown is a graduate of the Boston University School of Management with a concentration in finance.

Anthony Trzcinka CFA is Portfolio Manager of the Growth Fund and part of the portfolio management teams for the Balanced Fund and the Global Women's Equality Fund. Mr. Trzcinka has been involved in the management of the Growth Fund since 2006, the Balanced Fund since 2005, the Global Women's Equality fund since 2011 and employed by the Adviser since 2003. Before joining the Adviser, Mr. Trzcinka spent more than 3 years at AEW Capital Management as an Assistant Vice President, and prior to that had more than 10 years of overall finance experience. Mr. Trzcinka has a Masters of Business Administration from Northeastern University, a Bachelor of Arts from the University of Massachusetts and holds the Chartered Financial Analyst designation. Mr. Trzcinka is a member of the Boston Security Analyst Society and the CFA Institute.

Nathan Moser CFA is the Portfolio Manager of the Small Cap Fund. Mr. Moser has been responsible for the management of the Small Cap Fund since its inception in 2008. Prior to joining the Adviser, Mr. Moser was a portfolio manager and equity analyst with Citizens Funds since 2002. Mr. Moser holds a Bachelor of Science from Babson College and holds the Chartered Financial Analyst designation. Mr. Moser is a member of the Boston Security Analyst Society and the CFA Institute.

Ivka Kalus-Bystricky is the Portfolio Manager of the International Fund and Lead Portfolio Manager of the Global Women's Equality Fund. Ms. Kalus-Bystricky has been responsible for the management of the International Fund since its inception in 2008 and the Global Women's Equality Fund since 2011. Prior to joining the Adviser, Ms. Kalus-Bystricky was a Senior International Portfolio Manager with State Street Global Advisors since 2004. From 2003 to 2004, she was a Senior International Portfolio Manager with Baring Asset Management, and an International Analyst and Portfolio Manager with Independence Investment from 2000 to 2003. Ms. Kalus-Bystricky holds a Masters of Business Administration from INSEAD, a Master of Arts from the Fletcher School of Law and Diplomacy and a Bachelor of Arts from Harvard University.

Mary V. Austin CFA is Portfolio Manager of the Pax World High Yield Bond Fund. Ms. Austin has been with the Fund since its inception in 1999. Ms. Austin joined Pax World as an analyst before becoming co-portfolio manager in November 2005 and, ultimately, portfolio manager in 2006. Prior to joining Pax World, Ms. Austin worked for Salomon Smith Barney as a sell-side equity analyst covering small- to mid-cap specialty pharmaceutical and medical technology companies. Ms. Austin was instrumental in bringing many innovative health care companies public. She is a member of the Boston Security Analysts Society and the New York Society of Security Analysts. She holds a Bachelor of Science in public accounting from Pace University.

Bruce Jenkyn-Jones is a Co-Portfolio Manager of the Global Environmental Markets Fund and has been responsible for the management of the Fund since its inception in 2008. Mr. Jenkyn-Jones is the Managing Director of the Listed Equity team and oversees Impax's long-only investment strategies. Bruce is responsible for the development of the investment process, research and team development. He also has an active role in the day to day management of all Impax listed equity portfolios. Bruce joined Impax in 1999 where he worked initially on venture capital investments before developing the listed equity business. Before joining Impax, Bruce worked as a utilities analyst at Bankers Trust and as an environmental consultant for Environmental Resources Management (ERM). Bruce has an MBA from IESE (Barcelona), an MSc in Environmental Technology from Imperial College and a degree in Chemistry from Oxford.

Simon Gottelier is a Co-Portfolio Manager of the Global Environmental Markets Fund and has been involved with the Fund since its inception in 2008. Mr. Gottelier has worked at Impax since 2004 and co-manages the Leaders and Water Strategies, as well as selected clients' SRI/ESG products. Mr. Gottelier joined Impax from Veolia (formerly Vivendi) Environment, where he was a Financial Analyst. He began his career in Investment Banking in 1998 at NM Rothschild and subsequently moved to Deutsche Bank where he provided strategic, M&A and financing advice to European and US clients across a broad range of industrial sub-sectors. He has an honours degree in Modern Languages from the University of Bristol.

Hubert Aarts is a Co-Portfolio Manager of the Global Environmental Markets Fund and has been involved with the Fund since its inception in 2008. Mr. Aarts is the Managing Director of Listed Equities and leads Impax's macro-economic research process. Mr. Aarts joined Impax in January 2007 and co-manages the Leaders and Water Strategies. He started his career in the investment industry in 1990. He has extensive experience investing in Pan-European equities as a portfolio manager at MeesPierson and Merrill Lynch Investment Managers, where he chaired the European Sector Strategy Group. He joined Impax from Cambrian Capital Partners LLP where he was a partner and portfolio manager of the Curalium fund, and Incremental Leveraged hedge funds. Hubert has a Master's degree in Economics and Business Administration from Maastricht University.

How Share Price is Determined

The net asset value per share ("NAV") of each class of a Fund's shares is determined by dividing the total value of the Fund's net assets attributable to that class (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding of that class.

The NAV of the Funds is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the "NYSE Close") on the New York Stock Exchange on each day (a "Business Day") that the New York Stock Exchange is open for trading.

The Funds' investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see "Pricing of Fund Shares" in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds' investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so called "fair value pricing"). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and the usual time of valuation. The Funds' use of fair value pricing may help deter short-term trading activity as discussed below under "Frequent Purchases and Redemptions of Fund Shares."

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund's shares may change on days when an investor is not able to purchase, redeem or exchange shares.

Shareholder Guide

Choosing a Share Class

Each Fund offers Individual Investor Class, Institutional Class and Class R shares except for the Global Women's Equality Fund, which offers Individual Investor Class and Institutional Class shares. Additionally, the Growth Fund, the Small Cap

Fund, the High Yield Bond Fund and the Global Environmental Markets Fund offer Class A shares. Each share class represents an investment in the same portfolio of securities, but each class has its own expense structure and, in the case of Class A shares, sales charges, allowing you and your financial representative to choose the class that best suits your investment needs.

Factors you should consider in choosing a class of shares include:

•  how long you expect to own the shares;

•  how much you intend to invest;

•  the total expenses associated with owning shares of each class;

•  whether you qualify for any reduction or waiver of any applicable sales charges and

•  whether you plan to take any distributions in the near future.

Each investor's financial considerations are different. You should speak with your financial representative to help you decide which share class is best for you.

Comparison of Share Classes

	Indiv. Investor Class	Class A	Institutional Class	Class R
Minimum Initial Investment[1]	$1,000[2]	$1,000	$250,000	None[3]
Minimum Subsequent Investment	$50	$50	None	None
Maximum Investment	None	None	None	None
Maximum Initial Sales Charge	None	5.50%[4]	None	None
Maximum Contingent Deferred Sales Charge	None	1.00%[5]	None	None
Maximum Distribution and Service Fees	0.25%	0.25%	None	0.50%

1May be waived in the sole discretion of the Fund, the Adviser or the Fund's distributor.

2Investment minimums do not apply to purchases of Individual Investor Class shares of a Fund by SIMPLE and SEP individual retirement accounts (IRAs).

3Specified benefit plans and financial service firms may impose higher investment minimums. Investors should contact their plan administrator or financial service firm for information.

44.50% for the High Yield Bond Fund. Reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more.

5Applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge.

Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

Institutional Class Eligibility

Institutional Class shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement* for purchases of Institutional Class shares:

•  Retirement and other benefit plans

•  Endowment funds and foundations

•  Any state, county or city, or its instrumentality, department, authority or agency

•  Accounts registered to insurance companies, trust companies and bank trust departments

•  Any entity that is considered a corporation for tax purposes

•  Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting or similar services; or (ii) have entered into an agreement with the Funds' Distributor to offer Institutional Class shares through a no-load program or investment platform.

•  Investment companies both affiliated and not affiliated with the adviser

*The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the fund's sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party. The fund may waive the minimum initial investment for other categories of investors at its discretion.

Class R Share Eligibility

Class R shares of the Funds generally are available to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts with respect to which the plan or the plan's financial service firm has an agreement with the Funds' distributor or the Adviser to use Class R shares in certain investment products or programs (collectively, "specified benefit plans"). Class R shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, to alter the amounts contributed to the plan, or to change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

How to Purchase Shares

Pax World serves the retail, advisor, retirement and institutional markets with a full array of share classes. Shares may be purchased directly in the Individual Investor Class, the Institutional Class or the Class R of each Fund, subject to the limitations set forth in this Prospectus regarding Institutional Class and Class R shares. All accounts in Class A shares, which are available in the Growth, Small Cap, High Yield Bond and Global Environmental Markets Funds, must be opened through an investment advisor, approved broker/dealer or other financial intermediary. You or your financial representative may obtain an account application from the Funds' website at www.paxworld.com or by contacting Pax World at 800.767.1727. The completed application, along with a check made payable to "the Pax World Mutual Funds" (or any other form of payment acceptable to the Funds in their discretion), must then be returned to the following address:

by regular mail to:1

Pax World Mutual Funds
P.O. Box 55370
Boston, MA 02205-5370

or, by overnight delivery to:

Pax World Mutual Funds
C/O BFDS
30 Dan Road Suite #55370
Canton, MA 02021-2809

1Orders will not be considered "received" by the Fund for purposes of determining the price at which they will effected until they have been delivered to BFDS' Canton facility.

Please note that the Trust cannot accept money orders or cashier's, third-party, traveler or starter checks.

Investors wishing to pay for shares by wire transfer (or by any other payment method) should contact Pax World at 800.372.7827.

Share purchases will not be processed until full payment is received. Share ownership shall be recorded on the books of the transfer agent in an account under the purchaser's name, and a confirmation of the purchase will be issued to the purchaser showing the account number and the number of shares owned.

Investment Minimums

Shares of the Funds are offered for sale on a continuous basis at the offering price, which is NAV plus any applicable sales charges (Class A only). Generally, share purchases are subject to the minimum investment amounts set forth below. A shareholder's financial advisor may establish higher investment minimums.

	Minimum Initial Investment	Minimum Subsequent Investment
Class A Shares	$1,000	$50
Individual Investor Class Shares	$1,000	$50
Institutional Shares	$250,000	None
Class R Shares	None	None

Each Fund may waive investment minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares through (1) certain omnibus accounts, (2) certain wrap-fee programs that offer asset allocation services and charge an asset-based feel, and (3) certain employer-sponsored retirement plans. In addition, each Fund may waive investment minimums and any applicable service fees in other circumstances at its discretion.

Sales Charges

Class A Shares

The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The "offering price," the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

GROWTH, SMALL CAP AND GLOBAL ENVIRONMENTAL MARKETS FUNDS

	Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Rate Commission as a % of Offering Prince
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	None	None	See Below

HIGH YIELD BOND FUND

	Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Rate Commission as a % of Offering Prince
Less than $50,000	4.50%	4.71%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.25%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	See Below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the net asset value of the shares being sold, whichever is less. The distributor may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge. The Funds may reimburse the distributor for these payments through their plans of distribution (see "Distribution Arrangements" in this Prospectus).

Class A shares Not Subject to a Sales Charge

The following investments are not subject to any initial or contingent deferred sales charge if the Funds are properly notified of the nature of the investment:

•  Investments made by accounts that are part of certain qualified fee-based programs through an investment dealer's load-waived Class A share program;

•  Investments in Class A shares made by endowments or foundations with $10 million or more in assets;

•  Investments made through an employer-sponsored retirement plan, provided its plan administrator or dealer of record has entered into an agreement with the Funds or it invests at least $1 million in Class A shares of the Funds; and

•  Certain rollover investments from retirement plans to IRAs (see "Rollovers from retirement plans to IRAs" in this Prospectus for more information).

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisors authorized to sell the Funds and employees of the Adviser. Please see the Statement of Additional Information for more information about reductions and waivers of sales charges, including deferred sales charges. You may consult your financial representative or the Funds for assistance.

Contingent Deferred Sales Charges (Certain Class A Shares)

Unless otherwise agreed with the Adviser, Class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within 18 months of purchase. Individual Investor Class shares purchased by exchange of Class A shares subject to a contingent deferred sales charge that are redeemed within 18 months of the purchase of such Class A shares are subject to a contingent deferred sales charge to the same extent as such Class A shares. Please see the Funds' Statement of Additional Information for more information. Deferred sales charges will be based on the lower of the shares' original purchase price and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

Sales Charge Reductions and Waivers

The Funds offer two principal ways for you to qualify for discounts on initial sales charges on Class A shares, often referred to as "breakpoint discounts":

Right of Accumulation. You can add the amount of your current purchases of Class A shares of one or more of the Funds to the value of your existing accounts in the Funds to obtain a breakpoint discount. Individuals can also include purchases by, and accounts owned by, their spouse or domestic partner and minor children, including accounts established through different financial representatives.

For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases.

To calculate the total value of your existing accounts and any linked accounts, the Funds will use the current maximum public offering price of those shares.

Statement of Intention. A statement of intention is a document in which you agree to make purchases of Class A shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the applicable Fund or Funds will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

•  Individual accounts

•  Joint accounts

•  Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

•  Shares of the Funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

In order to obtain a breakpoint discount, you must inform the Funds or your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. If you do not let the Funds or your financial representative know that you are eligible for a discount, you may not receive a reduced sales charge to which you are entitled. The Funds or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found in the Funds' Statement of Additional Information.

Additional Reductions and Waivers of Sales Charges

In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge on Class A shares may be waived in the following cases:

•  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

•  tax-free returns of excess contributions to IRAs;

•  redemptions due to death or post purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

•  redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

•  the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the Statement of Additional Information for more information about waivers regarding these types of transactions):

  - redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

  - if you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

Rollovers from Retirement Plans to IRAs

Assets from retirement plans may be invested in Class A shares through an IRA rollover, subject to the other provisions of this Prospectus. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. However, rollovers IRAs invested in Class A shares will be made without a sales charge if the assets being rolled over were invested in the Funds at the time of distribution.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets invested in Class A shares that are not attributable to a Fund's investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in this Prospectus and the Funds' Statement of Additional Information.

Right of Reinvestment

Subject to the Funds' policies regarding frequent purchase and redemption of Fund shares, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution of Class A shares in any Fund without a sales charge provided that the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. In order to take advantage of this privilege, you must notify the Fund or your broker/dealer at the time of the repurchase. The Funds reserve the right to modify or eliminate this privilege at any time without notice to shareholders.

In General

Generally, if a purchase order is received in proper form by the Trust's transfer agent by the NYSE Close, the shares will be purchased at the net asset value determined as of that day (plus any applicable sales charges); otherwise, the shares will be purchased at the net asset value next determined (plus any applicable sales charges).

There are certain exceptions when an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the transfer agent after the net asset value has been calculated for that day (in which case the order may be processed at that day's net asset value, plus any applicable sales charges). In such cases, it is the financial institution's responsibility to transmit orders so that they will be received by the Trust's transfer agent (or such other entity) on a timely basis.

Investors who purchase shares through certain benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the transfer agent for execution.

The Trust does not process orders on days when the New York Stock Exchange is closed. If a purchase order is received by the transfer agent on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day's net asset value, plus any applicable sales charges.)

The Trust reserves the right to refuse a purchase if, in the judgment of the Adviser, the purchase would adversely affect the Funds and their shareholders. In particular, the Trust and the Adviser each reserve the right to utilize various measures including, but not limited to, restricting purchases of Fund shares or closing an account when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions will vary according to the particular circumstances.

Federal law requires all financial institutions to obtain and record personal information about an investor to verify the investor's identity. If an investor refuses to provide such information, the Funds and other financial institutions may be unable to open an account for such investor. The Funds reserve the right to reject any purchase order (including via an exchange) or to suspend or to modify the continuous offering of shares. The Funds further reserve the right to close an account (or to take such other steps as the Funds deem reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.

Share Certificates

The Funds do not issue share certificates.

Financial Advisors

A shareholder's financial advisor can help the shareholder purchase shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Funds.

Purchasing Additional Shares

Investing by Mail

Shareholders may purchase additional Individual Investor Class, Class A or Institutional Class shares of the Funds by mailing a check to the address above under the caption "Purchases—Investing by Mail" with a letter setting forth the account number and Fund name or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to "Pax World Mutual Funds" and, if not stated in an accompanying letter, should clearly indicate the account number and Fund name. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record. Please note that shares purchased by check are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

Investing by Telephone

In order to purchase additional Individual Investor Class, Class A or Institutional Class shares of the Funds by telephone, a shareholder must provide bank information for electronic (ACH) transfers on his or her initial application form or an Shareholder Services Form (the Shareholder Services Form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800.372.7827); and then telephone Pax World toll-free at 800.372.7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent purchases, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

The Funds reserve the right to cancel any telephone purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

Investing by Wire Transfer

For an existing account to purchase additional Individual Investor Class, Class A or Institutional Class shares by wire transfer, please telephone Pax World toll-free at 800.372.7827 to notify us of your intent to purchase shares of the funds by wire transfer.

Bank Name: State Street Bank & Trust Co.
ABA Number: 011000028
Account Number: 99058570
For Further Credit: Fund Name, Shareholder Name, Account #

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record. Shares will be purchased at the net asset value next determined after the wire is received.

Investing Online

In order to purchase additional Individual Investor Class, Class A or Institutional Class shares of the Funds online, a shareholder must:

•  provide bank information for electronic (ACH) transfers on his or her initial application form or an Shareholder Service Form (the Shareholder Service Form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800.372.7827); and then

•  go to www.paxworld.com, use his or her User ID and password to access his or her account and follow the on-screen instructions to purchase shares.

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record. The Funds reserve the right to cancel any online purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

Automatic Investment Plan Under the Pax World Automatic Investment Plan, a shareholder may make regular monthly or quarterly purchases of Individual Investor Class, Class A or Institutional Class shares via an automatic debit from a bank account. For additional information about this service, please contact Pax World toll-free at 800.372.7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Pax World website at www.paxworld.com. A written confirmation of purchases made under an Automatic Investment Plan will be made through a quarterly statement sent to the shareholder at his or her address of record.

Financial Advisors A shareholder's financial advisor can help the shareholder purchase additional Individual Investor Class, Class A or Institutional Class shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Funds.

Purchases of Class R Shares

Class R shares of the Funds are continuously offered to specified benefit plans. Plan participants may purchase Class R shares through their specified benefit plan or service provider. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or to the distributor. Specified benefit plans and financial service firms may charge a fee for such services, which may change over time and which could reduce a shareholder's investment returns on Class R shares of the Funds.

A specified benefit plan may also purchase Class R shares directly from the Trust. To make direct investments, a plan administrator must open an account at the Fund and send payment for Class R shares by mail.

Specified benefit plans that wish to invest directly by mail should send a check payable to "Pax World Mutual Funds" along with a completed and signed new account application:

by regular mail to1:

Pax World Mutual Funds
P.O. Box 55370
Boston, MA 02205-5370

or, by overnight delivery to:

Pax World Mutual Funds
C/O BFDS
30 Dan Road, Suite 55370
Canton, MA 02021-2809
Toll-Free Telephone: 800.372.7827

1Orders will not be considered "received" by the Fund for purposes of determining the price at which they will be effected until they have been delivered to BFDS' Canton facility.

Class R share purchases will not be processed until full payment is received. Class R shares of the Funds will be held in a plan participant's account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant's agent. In most cases, the transfer agent will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan.

Confirmation of purchase will be issued to the specified benefit plan or plan shareholder that purchased the shares.

Specified benefit plans may make subsequent Class R share purchases by mailing a check to the address above with a letter setting forth the account number and Fund name or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to "Pax World Mutual Funds" and, if not stated in an accompanying letter, should clearly indicate the account number and Fund name. The Funds reserve the right to require payment by wire or U.S. bank check.

Please note that the Trust cannot accept money orders or cashier's, third-party, traveler or starter checks.

How to Sell Shares

Redemptions of Individual Investor Class, Class A Shares and Institutional Class Shares

Shareholders may redeem (sell) Individual Investor Class, Class A or Institutional Class shares of a Fund as described below for cash at the net asset value per share next determined after the Fund's transfer agent receives a redemption request in proper form. A redemption request must be in writing and the signature(s) on the redemption request (and on the share certificates or stock transfer power, if the shares are certificated) must be guaranteed by an "eligible guarantor institution" if the proceeds of the redemption:

•  exceed $50,000;

•  are to be paid to a person other than the record owner;

•  are to be sent (i) to an address other than the address on the transfer agent's records or (ii) within 30 days after the transfer agent has been notified of an address change; or

•  are being sent by wire or ACH transfer to a bank account other than the one that is preauthorized on the transfer agent's records.

An "eligible guarantor institution" includes any domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are:

•  Securities Transfer Agents Medallion Program (STAMP);

•  Stock Exchanges Medallion Program (SEMP); and

•  New York Stock Exchange, Inc. Medallion Signature Program (MSP).

Signature guarantees made by entities that are not a part of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of more than a certain dollar amount. The Trust's transfer agent reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution.

Generally, payment for Individual Investor Class, Class A or Institutional Class shares redeemed will be made by check, electronic (ACH) transfer or wire transfer within seven days after receipt by the Trust's transfer agent of the redemption request (and share certificates, if the shares are certificated) in proper form. Redemptions and/or payments for shares redeemed may be suspended for more than seven days when trading on the New York Stock Exchange is restricted or during an emergency that makes it impractical for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. The Funds charge a fee of $10.00 for each wire redemption, subject to change without notice.

Individual Investor Class, Class A and Institutional Class shares purchased by check or electronic (ACH) transfer are held in escrow by the Trust's transfer agent until the check has been collected or the payment has been received, which may take up to 10 days. Payment for shares redeemed will be delayed in such cases until the transfer agent has confirmed receipt of payment for such shares.

Redeeming by Mail

An Individual Investor Class, Class A or Institutional Class shareholder may request a redemption of up to $50,000 by written request signed by all account owners exactly as their names appear on the records of the Trust's transfer agent. If some or all of the shares are certificated, then the certificates, signed in the name(s) shown on the faces of the certificates, must be received by the transfer agent before the redemption request will be processed. If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the transfer agent must be submitted before the redemption request will be processed. Written redemption requests and all related documents and instruments should be directed to the transfer agent:

by regular mail to1:

Pax World Mutual Funds
P.O. Box 55370
Boston, MA 02205-5370

or, by overnight delivery to:

Pax World Mutual Funds
C/O BFDS
30 Dan Road, Suite 55370
Canton, MA 02021-2809
Toll-Free Telephone: 800.372.7827

1Orders will not be considered "received" by the Fund for purposes of determining the price at which they will be effected until they have been delivered to BFDS' Canton facility.

Redeeming by Telephone

An Individual Investor Class, Class A or Institutional Class shareholder may request a redemption of at least $1,000 by telephone. Telephone redemptions may not exceed $50,000. The proceeds from a telephone redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem Individual Investor Class, Class A or Institutional Class shares by telephone, a shareholder must telephone Pax World toll-free at 800.372.7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent redemptions, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

Redeeming Online

An Individual Investor Class, Class A or Institutional Class shareholder may request a redemption of no more than $50,000 online. The proceeds from an online redemption may be paid only to the record owner(s), may be sent only to the record address or to a preauthorized bank account. Redemptions to the address of record cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem Individual Investor Class, Class A or Institutional Class shares online, a shareholder must go to www.paxworld.com, use his or her User ID and password to access his or her account and follow the on-screen instructions to redeem shares.

A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

Voluntary Withdrawal Plan A voluntary, systematic withdrawal plan is available to Individual Investor Class, Class A or Institutional Class shareholders with account balances of $10,000 or more, which provides for monthly, bi-monthly, quarterly or semi-annual withdrawals. For additional information about this service please contact Pax World toll-free at 800.372.7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Pax World website at www.paxworld.com. A written confirmation of redemptions made under a Voluntary Withdrawal Plan will be made through a quarterly statement sent to the shareholder at his or her address of record.

Financial Advisors A shareholder's financial advisor can help the shareholder redeem Individual Investor Class, Class A or Institutional Class shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Funds.

Redemption of Class R Shares

Class R Investors may redeem (sell) shares of a Fund through their plan administrator. Class R shares are redeemed for cash at the net asset value per share next determined after the transfer agent receives a redemption request in proper form. A redemption request must be in writing.

Specified benefit plans and financial service firms may impose various additional fees for their services in processing redemption requests, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Funds. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Trust or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Trust or the transfer agent and may charge for their services.

Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Trust in good order.

In General

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Involuntary Redemptions Due to the relatively high costs of maintaining small accounts, shareholders are asked to maintain an account balance in a Fund equal to at least the minimum investment necessary to open the account. The Trust reserves the right to redeem all shares held by any shareholder, other than an individual retirement account (IRA) or other tax-deferred retirement plan shareholder, whose account has a balance in an amount less than the minimum investment necessary to open the account. The Trust will give any shareholder subject to involuntary redemption 60 days' prior written notice, during which time the shareholder may purchase sufficient additional shares to avoid involuntary redemption. A shareholder's Fund account will not be liquidated if the reduction in size is due solely to decline in market value of a shareholder's Fund shares.

How to Exchange Shares

In General

A shareholder may exchange Individual Investor Class, Class A or Institutional Class shares of any Fund for shares of the same class of any other Pax World Fund, subject to the minimum investment requirements of such classes and to the frequent purchase and redemptions policies described below. A shareholder may also exchange Class A shares of any Fund for Individual Investor Class shares of any other Pax World Fund that does not offer Class A shares, subject to the minimum investment requirements of such classes and to the frequent purchase and redemptions policies described below. Individual Investor Class shares purchased by exchange of Class A shares subject to a contingent deferred sales charge that are redeemed within 18 months of the purchase of such Class A shares are subject to a contingent deferred sales charge to the same extent as such Class A shares. In addition, an exchange generally will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax, except that an exchange of shares between two classes of the same Pax World Fund generally is not a taxable exchange. Shares are exchanged on the basis of their respective net asset values, next determined after the transfer agent receives the exchange request in proper form.

The Trust reserves the right to suspend exchange privileges on any account if the Adviser determines that the account's exchange activity is likely to adversely affect its ability to manage the Funds. See the section below captioned "Frequent Purchases and Redemptions of Fund Shares."

Exchanging by Mail

Shareholders may exchange Individual Investor Class, Class A and Institutional Class shares of a Fund by mailing an exchange request:

by regular mail to1:

Pax World Mutual Funds
P.O. Box 55370
Boston, MA 02021-5370

or, by overnight delivery to:

Pax World Mutual Funds
C/O BFDS
30 Dan Road, Suite 55370
Canton, MA 02021-2809
Toll-Free Telephone: 800.372.7827

1Orders will not be considered "received" by the Fund for purposes of determining the price at which they will be effected until they have been delivered to BFDS' Canton facility.

Exchanging by Telephone

In order to exchange Individual Investor Class, Class A and Institutional Class shares by telephone, a shareholder must telephone Pax World toll-free at 800.372.7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent exchanges, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.

Exchanging Online

In order to exchange Individual Investor Class, Class A and Institutional Class shares online, a shareholder must go to www.paxworld.com, use his or her User ID and password to access his or her account and follow the on-screen instructions to exchange shares. A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.

Pax World Money Market Account

A shareholder may deposit redemption proceeds from any Pax World Fund into the Pax World Money Market Account. The Pax World Money Market Account is not a mutual fund.

The Pax World Money Market Account (PWMMA) is offered through Urban Partnership Bank, a community development banking institution. The PWMMA is FDIC insured (subject to the FDIC's rules and limits) and is available only to individuals, trusts and non-profit organizations. Accounts may be opened at no charge in the PWMMA for a minimum of $1,000, and subsequent deposits may be made at any time for a minimum of $50. Transfers may be made between the PWMMA and accounts held in the Pax World Funds by telephone, online or in writing subject to the Funds' policies and procedures. The PWMMA offers free check writing with a minimum of $250 per check. (Check writing is not available for IRA accounts.) The interest rate for the PWMMA is set monthly by Urban Partnership Bank and is subject to change at any time without notice. The PWMMA is subject to certain terms and conditions. Please call 800.372.7827 or visit www.paxworld.com for more information. The Pax World Funds are not insured by the FDIC.

Financial Advisors A shareholder's financial advisor can help the shareholder exchange Individual Investor Class, Class A and Institutional Class shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Funds.

Individual Investor Class and Class A Share Exchange/Conversion

Individual Investor Class and Class A shares of the Funds may be exchanged, at the shareholder's option, for Institutional Class shares of the same Fund, provided that the shareholder meets applicable eligibility requirements for Institutional Class shares discussed above. The Trust reserves the right to convert Institutional Class shares held in a shareholder's account to Individual Investor Class shares of the same Fund in the event the shareholder no longer satisfies the eligibility requirements for Institutional Class shares. A shareholder's Institutional Class shares will not be converted to Individual Investor Class shares without prior notice by the Trust.

Any exchange will occur at the relative net asset value of the two share classes, without the imposition of any sales load, fee, or other charge. The Trust may suspend the exchange and conversion features described above at any time if it determines that such exchange or conversion may result in adverse tax consequences to the Fund or its shareholders.

Exchanging Class R Shares

Plan participants should contact their plan administrators to exchange Class R shares and for additional information about the exchange privilege. Specified benefit plans or financial service firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified benefit plans may also limit exchanges to Funds offered as investment options in the plan.

Cost Basis Reporting

Upon the sale or exchange of your shares in a Fund, such Fund or, if you purchase your shares through a broker, dealer or other financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please call the Funds' transfer agent, Boston Financial Data Services at 800.372.7827 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

Frequent Purchases and Redemptions of Fund Shares

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, to generate transaction and other costs, to dilute the value of Fund shares held by long-term shareholders and otherwise to adversely affect the Funds. This type of excessive short-term trading activity is referred to herein as "frequent purchases and redemptions." Because the International Fund and the Global Environmental Markets Fund invest significantly in non-U.S. securities, they may be particularly vulnerable to the risks of frequent trading. The Funds are not intended as a vehicle for frequent purchases and redemptions.

Accordingly, the Trust's Board of Trustees has adopted policies and procedures that are reasonably designed to discourage, and otherwise to limit the negative effects of, frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures require the Funds to:

•  actively monitor daily purchases and redemptions in order to detect and prevent excessive and disruptive trading practices; and

•  use fair value pricing when market prices are not readily available.

The policies and procedures described above are intended to deter frequent purchases and redemptions in the Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard. A substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Funds on a net basis, conceal the identity of individual investors from the Funds because the financial intermediary maintains the record of underlying beneficial owners. In addition, certain financial intermediaries have different policies regarding monitoring and restricting frequent purchases and redemptions in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above.

The Trust's Board of Trustees reserves the right to amend its policies and procedures at any time and from time to time in its sole discretion, without prior notice to shareholders.

Additional Information About Specified Benefit Plans (Class R Shareholders Only)

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of a Fund.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Funds and may be paid for providing shareholder servicing and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Adviser or an affiliate (normally not to exceed an annual rate of 0.15% of a Fund's average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Funds' distributor may also pay a financial service firm or specified benefit plan for sub-transfer agency or other administrative services. Such services are described in greater detail below under "Payments for Sub-Transfer Agency Services." Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator for additional information. Plan administrators should contact their financial service firm for information about the firm. This Prospectus should be read in connection with the specified benefit plan's and/or the financial service firm's materials regarding its fees and services.

For further details about payments made to financial service firms, please see "Additional Payments to Financial Intermediaries" below and "Distribution" in the Statement of Additional Information.

Taxes, Dividends and Distributions

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you.

Each of the Funds has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to U.S. federal income tax on its net investment income, net short-term capital gains and net long-term capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. If a Fund fails to qualify as a regulated investment company, or to satisfy the distribution requirements applicable to regulated investment companies in any taxable year, the Fund would be subject to fund-level taxation with respect to such year, which consequently, would result in a reduction in income available for distribution to shareholders.

For U.S. federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned your shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Properly reported distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates.

Distributions of net short-term capital gains (as reduced by any net long-term capital losses) and gains on the sale of or payment on bonds characterized as market discount are generally taxable to shareholders as ordinary income. Distributions of investment income properly reported by a Fund as derived from "qualified dividend income" are taxed to individuals at the lower rates applicable to net capital gain, provided that both you and the relevant Fund meet certain holding period and other requirements.

For taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose dividends, including any capital gain dividends paid by a Fund, and net capital gains recognized on the sale or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid).

Distributions are taxable to you whether you receive them in cash or reinvest them in additional shares. Distributions may also be subject to state and local taxes. Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions from such a plan.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments (including when it is not advantageous to do so) in order to satisfy its distribution requirements.

A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, a Fund's return on those investments would be decreased. Generally, shareholders of the Funds will not be entitled to claim a credit or deduction with respect to any foreign taxes withheld from or paid by a Fund. However, if a Fund meets certain requirements, it may elect to permit shareholders to claim a credit or deduction on their tax returns (subject to certain limitations) with respect to foreign taxes withheld from or paid by the Fund. In addition, a Fund's investment in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

A Fund's use of derivatives may affect the amount, timing and/or character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Any gain resulting from the redemption, sale or exchange of your shares will generally also be subject to tax. If you exchange shares of one Fund for shares of another Fund, this generally will be treated as a redemption of Fund shares and purchase of new Fund shares and any gain realized on the redemption portion of the transaction generally will be subject to U.S. federal income tax. For information about determining your tax basis for shares, including those acquired through the reinvestment of dividends, see "Cost Basis Reporting" above.

A Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to individual shareholders who fail to provide the Fund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Special tax considerations apply to foreign persons investing in a Fund. Foreign persons are urged to consult the Statement of Additional Information for more information.

* * * * *

The tax information provided in this Prospectus is general information and, unless otherwise specifically noted, may not apply to a shareholder if he or she is investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. This information is based on current tax laws and regulations, which may change (possibly with retroactive effect). Shareholders are urged to consult their own tax advisors regarding their particular tax situation (under federal, state, local, and foreign tax laws). More information about taxes is contained in the Statement of Additional Information.

Dividends and Distributions

Each Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Individual Investor Class, Class A and Class R shares are expected to be lower than dividends on Institutional Class shares as a result of the distribution fees applicable to Individual Investor Class, Class A and Class R shares.

The Balanced Fund, Growth Fund, Small Cap Fund, International Fund, Global Women's Equality Fund, and Global Environmental Markets Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on High Yield Bond Fund shares the day after the relevant Fund receives his or her purchase payment. "Dividends" generally represent interest and dividends earned from securities held by a Fund, net of expenses incurred by that Fund. "Capital gains" generally represent net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains on sales of securities held for 12 months or less.

Shareholders may elect one of the following options for receipt of their dividend and capital gain distributions, if any:

•  Reinvest all distributions in additional shares of the same class of the Fund. This will be done unless the shareholder elects another option.

•  Reinvest all distributions in shares of the same class of another Fund at net asset value. The shareholder must have an account existing in the series selected for investment with the identical registered name. The shareholder must elect this option on his or her account application or by a telephone request to the transfer agent.

•  Receive dividends in cash (see options below) and reinvest capital gains in additional shares of the same class of the Fund or another Fund at net asset value.

•  Reinvest dividends in additional shares of the same class of the Fund or another Fund at net asset value and receive capital gains in cash (see options below).

•  Receive all distributions in cash by one of the following methods:

  - Send the check to the shareholder's address of record.

  - Send the check to a third party address.

  - Transfer the money to the shareholder's bank via electronic (ACH) transfer.

Plan participants who elect to receive cash distributions in connection with Class R shares will receive such distributions through their plan administrators.

Shareholders should elect an option by sending written instructions to the transfer agent:

by regular mail to:

Pax World Mutual Funds
P.O. Box 55370
Boston, MA 02205-5370

or, by overnight delivery to:

Pax World Mutual Funds
C/O BFDS
30 Dan Road, Suite 55370
Canton, MA 02021-2809
Toll-Free Telephone: 800.372.7827

If a shareholder elects to have distributions reinvested in shares of a Fund, a confirmation of any reinvestment will be made through a quarterly statement sent to the shareholder by the transfer agent at such shareholder's address of record (or, for Class R shareholders, to such shareholders' plan administrators).

Important Note Regarding "Lost Shareholders"

If a shareholder elects to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to such shareholder's address of record, or if your checks remain uncashed for six months, the Fund reserves the right to reinvest your distribution checks in your account at the then-current net asset value and to change your distribution option to reinvest all distributions in additional shares of the same class of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Shareholder Services

Online Account Access

For convenience, Pax World offers online account access for Individual Investor Class, Class A and Institutional Class shareholders. Using a User ID and password, shareholders can access their Pax World accounts online at any time to review account balances or histories, to purchase or to redeem Fund shares or to make exchanges between different Pax World Funds. To obtain additional information about investing online, visit www.paxworld.com or call Pax World toll-free at 800.372.7827.

Tax-Deferred Retirement Plans

Various tax-deferred retirement plans and accounts, including IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, and SEP (Simplified Employee Pension) IRA plans, are available through Pax World. Information regarding the establishment and administration of these plans, custodial fees (such plans currently are charged an annual custodial fee of $12) and other details is available from Pax World. If a shareholder is considering adopting such a plan, he or she should consult with his or her own legal and tax advisors with respect to the establishment and maintenance of such a plan.

Delivery of Shareholder Documents

In order to reduce expenses, it is intended that the Trust will deliver only one copy of a Fund's Prospectus and each annual and semiannual report to any address shared by two or more accounts. Shareholders who wish to receive additional copies of these documents and who hold their shares directly with a Fund should request a separate copy by writing to Pax World at P.O. Box 55370, Boston, MA 02205-5370, by telephoning Pax World toll-free at 800.372.7827 or by visiting Pax World's website at www.paxworld.com. Alternatively, if shares are held through a specified benefit plan or financial institution, please contact it directly. Within thirty days after receipt of a shareholder's request by the Trust or financial institution, as applicable, such party will begin sending shareholders individual copies.

Shareholders also may elect to have prospectuses, annual and semiannual reports delivered by email by enrolling in Pax World's electronic document delivery service, which is available through the Pax World website at www.paxworld.com.

Global Citizen Program

Voluntary Income Contribution to End Global Poverty and Foster Sustainable Development

In order to complement the Funds' commitment to sustainable development, Pax World investors are provided the opportunity to support humanitarian relief and sustainable development activities around the world by designating a portion of their investment earnings (dividends and/or capital gains) for contribution to certain nongovernmental organizations. At the present time, these organizations include Mercy Corps (www.mercycorps.org), a leading humanitarian relief organization based in Oregon, whose programs focus on helping communities recover from war or social upheaval through humanitarian relief work, sustainable development initiatives and promoting the development of civil society institutions; and Women Thrive Worldwide (www.womenthrive.org), a leading non-profit organization shaping U.S. international assistance and trade policy to help women in developing countries lift themselves out of poverty.

Shareholders who hold an account directly in a Fund may, at their election, designate a voluntary contribution of a percentage of such shareholder's Fund distributions (including both income and capital gains) to support either of these organizations. The Trust will automatically calculate the dollar amount represented by such percentage and will forward such amount to the designated organization on the shareholder's behalf. Contributions to each organization are tax-deductible charitable contributions. Contributing shareholders will receive an annual confirmation for income tax purposes indicating the total amount of contributions made.

No compensation will be paid by these organizations directly or indirectly to the officers and trustees of any Fund. In addition, the Board of Trustees has been advised by the Adviser that no compensation will be paid by directly or indirectly to the directors of such organizations, except for reimbursement of travel expenses and payment of other reasonable fees for services rendered on behalf of projects undertaken by them.

To register as a Global Citizen Program designator, shareholders should complete the appropriate section on their account applications; existing account holders should contact the Funds to request a registration form. Additional information may be obtained by telephoning the Funds toll-free at 800.767.1729, or by visiting the Global Citizen Program page of the Funds' website at www.paxworld.com.

Distribution Arrangements

Rule 12b-1 Plans

Each Fund has adopted a plan (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows it to pay distribution fees for the sale and distribution of its Individual Investor Class, Class A and Class R shares and for personal services rendered to such shareholders and/or the maintenance of shareholder accounts. The annual fees may equal up to 0.25%, 0.25% or 0.50% of the average daily net assets allocable to Individual Investor Class, Class A or Class R shares, respectively, of such Fund.

Because distribution and service fees are paid out of the Funds' assets on an ongoing basis, over time these expenses will increase the cost of your investment and may cost you more than paying other types of sales charges (loads).

Payment for Sub-Transfer Agency Services

The Funds may make payments to financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other Securities and Exchange Commission-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Adviser, ALPS Distributors, Inc., the Trust's distributor, and their affiliates and are in addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The Adviser and ALPS Distributors, Inc. do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Additional Payments to Financial Intermediaries

Financial intermediaries may receive various forms of compensation from the Funds as well as from the Adviser and/or ALPS Distributors, Inc. (for purposes of this section only, the Adviser and ALPS Distributors, Inc. are referred to collectively as the "Distributor") in connection with the sale of shares of a Fund to a shareholder or a shareholder remaining an investor in a Fund. The compensation that the financial intermediary receives will vary among financial intermediaries. The types of payments include payments under plans and payments by the Distributor out of its own assets. These payments may provide an additional incentive to your financial intermediary to promote a Fund actively or to cooperate with the Distributor's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a Fund. Shareholders should ask their financial intermediary for information about any payments it receives from the Distributor or the Funds and any services it provides, as well as about fees and/or commissions imposed on shareholders by the financial intermediary. Financial intermediaries may categorize and disclose these arrangements differently than the Distributor does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund's purchase or sale of portfolio securities. However, the Funds and the Adviser do not consider a financial intermediary's sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

In addition, from time to time, the Distributor, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Fund shares. Such payments by the Distributor may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor's policies and applicable law. These payments may vary depending upon the nature of the event.

Financial Highlights

The financial highlights table below is intended to help investors understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information provided for the Balanced Fund, the Growth Fund, the Small Cap Fund, the High Yield Bond Fund, the International Fund, Global Women's Equality Fund and the Global Environmental Markets Fund (formerly the Pax World Global Green Fund) for all periods has been derived from the Funds' financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with such financial statements, is included in the Funds' annual report to shareholders. The Fund's annual report for the year ended December 31, 2012 is incorporated by reference into the Statement of Additional Information and is available without charge upon request by writing to Pax World at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801, by telephoning (toll-free) 800.767.1729 or by visiting the Pax World website at www.paxworld.com.

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Redemption Fees
Balanced Fund
Individual Investor Class
Year Ended December 31, 2012	$21.67	$0.34	$2.09	$2.43	$0.37	$—	$—	$0.37	$—
Year Ended December 31, 2011	22.36	0.34	(0.74)	(0.40)	0.29	—	—	0.29	—
Year Ended December 31, 2010	20.30	0.32	2.06	2.38	0.32	—	0.00[7]	0.32	—
Year Ended December 31, 2009	17.00	0.31	3.30	3.61	0.31	—	—	0.31	—
Year Ended December 31, 2008	25.31	0.41	(8.08)	(7.67)	0.40	0.24	—	0.64	—
Institutional Class
Year Ended December 31, 2012	$21.86	$0.41	$2.10	$2.51	$0.43	$—	$—	$0.43	$—
Year Ended December 31, 2011	22.56	0.40	(0.75)	(0.35)	0.35	—	—	0.35	—
Year Ended December 31, 2010	20.47	0.37	2.09	2.46	0.37	—	0.00[7]	0.37	—
Year Ended December 31, 2009	17.14	0.36	3.33	3.69	0.36	—	—	0.36	—
Year Ended December 31, 2008	25.53	0.45	(8.14)	(7.69)	0.33	0.24	—	0.70	—
R Class
Year Ended December 31, 2012	$21.79	$0.29	$2.10	$2.39	$0.32	$—	$—	$0.32	$—
Year Ended December 31, 2011	22.49	0.29	(0.76)	(0.47)	0.23	—	—	0.23	—
Year Ended December 31, 2010	20.42	0.28	2.07	2.35	0.28	—	0.00[7]	0.28	—
Year Ended December 31, 2009	17.13	0.25	3.34	3.59	0.30	—	—	0.30	—
Year Ended December 31, 2008	25.59	0.31	(8.12)	(7.81)	0.41	0.24	—	0.65	—
Growth Fund
Individual Investor Class
Year Ended December 31, 2012	$11.96	$0.05	$1.51	$1.56	$0.02	$—	$—	$0.02	$—
Year Ended December 31, 2011	12.21	—	(0.25)	(0.25)	—	—	—	—	—
Year Ended December 31, 2010	9.99	(0.03)	2.25	2.22	—	—	—	—	—
Year Ended December 31, 2009	7.19	(0.01)	2.81	2.80	—	—	—	—	—
Year Ended December 31, 2008	12.56	—	(5.12)	(5.12)	—	0.25	—	0.25	—

1 Based on average shares outstanding during the period.

2 Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3 Ratios representing periods of less than one year have been annualized.

4 Not annualized.

5 For the purpose of calculating the turnover ratio for the Balanced Fund, transactions related to the Value Fund merger have been excluded.

6 The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market value of the investments of the Fund.

7 Rounds to less than $0.01.

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses excluding custody credits	Net investment income (loss)	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]
Balanced Fund
Individual Investor Class
Year Ended December 31, 2012	$23.73	11.28%	$1,685,217	0.94%	1.50%	0.94%	0.94%	31%
Year Ended December 31, 2011	21.67	(1.83%)	1,669,361	0.95%	1.51%	0.95%	0.95%	38%
Year Ended December 31, 2010	22.36	11.83%	1,872,287	0.96%	1.55%	0.96%	0.96%	36%
Year Ended December 31, 2009	20.30	21.41%	1,834,274	0.98%	1.70%	0.98%	0.98%	43%[5]
Year Ended December 31, 2008	17.00	(30.72%)	1,612,529	0.95%	1.85%	0.95%	0.95%	54%
Institutional Class
Year Ended December 31, 2012	$23.94	11.56%	$142,848	0.69%	1.75%	0.69%	0.69%	31%
Year Ended December 31, 2011	21.86	(1.61%)	116,204	0.70%	1.77%	0.70%	0.70%	38%
Year Ended December 31, 2010	22.56	12.16%	110,437	0.71%	1.81%	0.71%	0.71%	36%
Year Ended December 31, 2009	20.47	21.70%	101,791	0.73%	1.94%	0.73%	0.73%	43%[5]
Year Ended December 31, 2008	17.14	(30.58%)	66,355	0.70%	2.10%	0.71%	0.70%	54%
R Class
Year Ended December 31, 2012	$23.86	11.02%	$3,341	1.19%	1.25%	1.19%	1.19%	31%
Year Ended December 31, 2011	21.79	(2.09%)	2,791	1.20%	1.27%	1.20%	1.20%	38%
Year Ended December 31, 2010	22.49	11.58%	2,629	1.21%	1.36%	1.21%	1.21%	36%
Year Ended December 31, 2009	20.42	21.14%	1,799	1.23%	1.30%	1.23%	1.23%	43%[5]
Year Ended December 31, 2008	17.13	(30.96%)	57	1.20%	1.60%	1.20%	1.20%	54%
Growth Fund
Individual Investor Class
Year Ended December 31, 2012	$13.50	13.08%	$123,870	1.29%	0.36%	1.29%	1.44%	21%
Year Ended December 31, 2011	11.96	(2.05%)	112,042	1.32%	0.04%	1.32%	1.47%	20%
Year Ended December 31, 2010	12.21	22.22%	111,403	1.41%	(0.28%)	1.41%	1.57%	25%
Year Ended December 31, 2009	9.99	38.94%	94,306	1.45%	(0.08%)	1.45%	1.78%	39%
Year Ended December 31, 2008	7.19	(41.52%)	66,493	1.46%	(0.01%)	1.46%	1.67%	51%

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Redemption Fees
Growth Fund, continued
Institutional Class
Year Ended December 31, 2012	$12.19	$0.08	$1.56	$1.64	$0.07	$—	$—	$0.07	$—
Year Ended December 31, 2011	12.41	0.04	(0.26)	(0.22)	—	—	—	—	—
Year Ended December 31, 2010	10.13	—	2.28	2.28	—	—	—	—	—
Year Ended December 31, 2009	7.27	0.01[6]	2.85	2.86	—	—	—	—	—
Year Ended December 31, 2008	12.68	0.02	(5.18)	(5.16)	—	0.25	—	0.25	—
R Class
Year Ended December 31, 2012	$11.95	$0.01	$1.52	$1.53	$—	$—	$—	$—	$—
Year Ended December 31, 2011	12.24	(0.02)[6]	(0.27)	(0.29)	—	—	—	—	—
Year Ended December 31, 2010	10.04	(0.05)	2.25	2.20	—	—	—	—	—
Year Ended December 31, 2009	7.24	(0.03)	2.83	2.80	—	—	—	—	—
Year Ended December 31, 2008	12.66	(0.03)	(5.14)	(5.17)	—	0.25	—	0.25	—

1 Based on average shares outstanding during the period.

2 Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3 Ratios representing periods of less than one year have been annualized.

4 Not annualized.

5 For the purpose of calculating the turnover ratio for the Balanced Fund, transactions related to the Value Fund merger have been excluded.

6 The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market value of the investments of the Fund.

7 Rounds to less than $0.01.

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses excluding custody credits	Net investment income (loss)	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]
Growth Fund, continued
Institutional Class
Year Ended December 31, 2012	$13.76	13.35%	$6,147	1.04%	0.63%	1.04%	1.19%	21%
Year Ended December 31, 2011	12.19	(1.77%)	4,883	1.07%	0.31%	1.07%	1.22%	20%
Year Ended December 31, 2010	12.41	22.51%	3,231	1.16%	(0.04%)	1.16%	1.32%	25%
Year Ended December 31, 2009	10.13	39.34%	2,856	1.20%	0.16%	1.20%	1.53%	39%
Year Ended December 31, 2008	7.27	(41.44%)	3,042	1.21%	0.24%	1.21%	1.41%	51%
R Class
Year Ended December 31, 2012	$13.48	12.80%	$489	1.54%	0.11%	1.54%	1.69%	21%
Year Ended December 31, 2011	11.95	(2.37%)	421	1.57%	(0.13%)	1.57%	1.72%	20%
Year Ended December 31, 2010	12.24	21.91%	53	1.66%	(0.49%)	1.66%	1.82%	25%
Year Ended December 31, 2009	10.04	38.67%	4	1.70%	(0.37%)	1.70%	2.03%	39%
Year Ended December 31, 2008	7.24	(41.58%)	2	1.71%	(0.26%)	1.71%	1.91%	51%

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)[1]	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Redemption Fees
Small Cap Fund
Individual Investor Class
Year Ended December 31, 2012	$9.65	$0.19	$1.09	$1.28	$0.10	$0.25	$—	$0.35	$—
Year Ended December 31, 2011	11.05	0.04	(0.39)	(0.35)	0.09	0.96	—	1.05	—
Year Ended December 31, 2010	9.29	0.08	2.46	2.54	0.07	0.71	—	0.78	—
Year Ended December 31, 2009	6.78	(0.03)	2.54	2.51	—	—	—	—	—
Period Ended December 31, 2008[5]	10.00	0.01	(3.22)	(3.21)	0.01	—	—	0.01	—
Institutional Class
Year Ended December 31, 2012	$9.69	$0.17	$1.13	$1.30	$0.12	$0.25	$—	$0.37	$—
Year Ended December 31, 2011	11.08	0.07	(0.38)	(0.31)	0.12	0.96	—	1.08	—
Year Ended December 31, 2010	9.31	0.15	2.42	2.57	0.09	0.71	—	0.80	—
Year Ended December 31, 2009	6.78	(0.02)	2.56	2.54	0.01	—	—	0.01	—
Period Ended December 31, 2008[5]	10.00	0.03	(3.22)	(3.19)	0.03	—	—	0.03	—
R Class
Year Ended December 31, 2012	$9.61	$0.21	$1.03	$1.24	$0.08	$0.25	$—	$0.33	$—
Year Ended December 31, 2011	10.99	0.02	(0.39)	(0.37)	0.05	0.96	—	1.01	—
Year Ended December 31, 2010	9.26	0.16	2.35	2.73	0.07	0.71	—	0.78	—
Year Ended December 31, 2009	6.78	(0.05)	2.53	2.48	—	—	—	—	—
Period Ended December 31, 2008[5]	10.00	—	(3.22)	(3.22)	—	—	—	—	—
International Fund
Individual Investor Class
Year Ended December 31, 2012	$7.38	$0.15	$0.79	$0.94	$0.16	$—	$—	$0.16	$—
Year Ended December 31, 2011	9.10	0.18	(1.75)	(1.57)	0.14	—	—	0.15	—
Year Ended December 31, 2010	8.51	0.10	0.60	0.70	0.11	—	—	0.11	—
Year Ended December 31, 2009	6.19	0.06	2.34	2.40	0.07	—	0.01	0.08	—
Period Ended December 31, 2008[5]	10.00	0.13	(3.86)	(3.73)	0.08	—	—	0.08	—
Institutional Class
Year Ended December 31, 2012	$7.41	$0.17	$0.79	$0.96	$0.18	$—	$—	$0.18	$—
Year Ended December 31, 2011	9.12	0.20	(1.74)	(1.54)	0.16	0.01	—	0.17	—
Year Ended December 31, 2010	8.53	0.12	0.60	0.72	0.13	—	—	0.13	—
Year Ended December 31, 2009	6.19	—	2.44	2.44	0.09	—	0.01	0.10	—
Period Ended December 31, 2008[5]	10.00	0.15	(3.87)	(3.72)	0.09	—	—	0.09	—
R Class
Year Ended December 31, 2012	$7.36	$0.14	$0.77	$0.91	$0.14	$—	$—	$0.14	$—
Year Ended December 31, 2011	9.07	0.15	(1.73)	(1.58)	0.12	0.01	—	0.13	—
Year Ended December 31, 2010	8.50	0.08	0.60	0.68	0.11	—	—	0.11	—
Year Ended December 31, 2009	6.20	0.07	2.31	2.38	0.07	—	0.01	0.08	—
Period Ended December 31, 2008[5]	10.00	0.12	(3.86)	(3.74)	0.06	—	—	0.06	—

1   Based on average shares outstanding during the period.

2   Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3   Ratios representing periods of less than one year have been annualized.

4  Not annualized.

5  Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses excluding custody credits	Net investment income	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]
Small Cap Fund
Individual Investor Class
Year Ended December 31, 2012	$10.58	13.55%	$15,447	1.24%	1.89%	1.24%	2.20%	166%
Year Ended December 31, 2011	9.65	(3.50%)	13,290	1.24%	0.40%	1.24%	2.71%	161%
Year Ended December 31, 2010	11.05	30.17%	9,192	1.24%	0.80%	1.24%	4.47%	179%
Year Ended December 31, 2009	9.29	37.02%	3,266	1.24%	(0.41%)	1.24%	12.09%	201%
Period Ended December 31, 2008[5]	6.78	(32.07%)	1,140	1.25%	0.22%	1.24%	14.13%	109%
Institutional Class
Year Ended December 31, 2012	$10.62	13.75%	$442	0.99%	1.69%	0.99%	1.95%	166%
Year Ended December 31, 2011	9.69	(3.17%)	627	0.99%	0.67%	0.99%	2.46%	161%
Year Ended December 31, 2010	11.08	30.44%	283	0.99%	1.41%	0.99%	4.22%	179%
Year Ended December 31, 2009	9.31	37.44%	37	0.99%	(0.27%)	0.99%	11.84%	201%
Period Ended December 31, 2008[5]	6.78	(31.92%)	1	1.00%	0.47%	0.99%	13.88%	109%
R Class
Year Ended December 31, 2012	$10.52	13.24%	$111	1.49%	2.12%	1.49%	2.45%	166%
Year Ended December 31, 2011	9.61	(3.74%)	46	1.49%	0.15%	1.49%	2.96%	161%
Year Ended December 31, 2010	10.99	29.94%	15	1.49%	1.62%	1.49%	4.72%	179%
Year Ended December 31, 2009	9.26	36.58%	4	1.49%	(0.62%)	1.49%	12.34%	201%
Period Ended December 31, 2008[5]	6.78	(32.20%)	1	1.50%	(0.03%)	1.49%	14.38%	109%
International Fund
Individual Investor Class
Year Ended December 31, 2012	$8.16	12.91%	$34,764	1.40%	1.98%	1.40%	1.77%	43%
Year Ended December 31, 2011	7.38	(17.43%)	27,603	1.40%	2.07%	1.40%	1.95%	34%
Year Ended December 31, 2010	9.10	8.37%	23,254	1.40%	1.25%	1.40%	2.55%	41%
Year Ended December 31, 2009	8.51	39.14%	9,768	1.40%	0.83%	1.40%	7.35%	23%
Period Ended December 31, 2008[5]	6.19	(37.26%)	2,087	1.40%	2.08%	1.40%	11.81%	26%
Institutional Class
Year Ended December 31, 2012	$8.19	13.14%	$10,135	1.15%	2.25%	1.15%	1.52%	43%
Year Ended December 31, 2011	7.41	(17.08%)	6,210	1.15%	2.32%	1.15%	1.70%	34%
Year Ended December 31, 2010	9.12	8.57%	6,549	1.15%	1.43%	1.15%	2.30%	41%
Year Ended December 31, 2009	8.53	39.70%	2,033	1.15%	0.01%	1.15%	7.10%	23%
Period Ended December 31, 2008[5]	6.19	(37.13%)	1	1.15%	2.33%	1.15%	11.56%	26%
R Class
Year Ended December 31, 2012	$8.13	12.61%	$361	1.65%	1.79%	1.65%	2.02%	43%
Year Ended December 31, 2011	7.36	(17.56%)	178	1.65%	1.74%	1.65%	2.20%	34%
Year Ended December 31, 2010	9.07	8.10%	136	1.65%	0.90%	1.65%	2.80%	41%
Year Ended December 31, 2009	8.50	38.65%	14	1.65%	0.96%	1.65%	7.60%	23%
Period Ended December 31, 2008[5]	6.20	(37.43%)	1	1.65%	1.83%	1.65%	12.06%	26%

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)[1]	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Redemption Fees
High Yield Bond Fund
Individual Investor Class
Year Ended December 31, 2012	$7.20	$0.53	$0.40	$0.93	$0.53	$0.07	$—	$0.60	$—
Year Ended December 31, 2011	7.74	0.57	(0.41)	0.16	0.58	0.12	—	0.70	—
Year Ended December 31, 2010	7.74	0.66	0.10	0.76	0.65	0.11	—	0.76	—
Year Ended December 31, 2009	6.10	0.64	1.64	2.28	0.64	—	—	0.64	—
Year Ended December 31, 2008	8.37	0.59	(2.22)	(1.63)	0.63	0.01	—	0.64	—[6]
Institutional Class
Year Ended December 31, 2012	$7.17	$0.55	$0.40	$0.95	$0.55	$0.07	$—	$0.62	$—
Year Ended December 31, 2011	7.72	0.59	(0.43)	0.16	0.59	0.12	—	0.71	—
Year Ended December 31, 2010	7.70	0.67	0.13	0.80	0.67	0.11	—	0.78	—
Year Ended December 31, 2009	6.08	0.65	1.62	2.27	0.65	—	—	0.65	—
Year Ended December 31, 2008	8.34	0.61	(2.22)	(1.61)	0.64	0.01	—	0.65	—[6]
R Class
Year Ended December 31, 2012	$7.19	$0.52	$0.41	$0.93	$0.52	$0.07	$—	$0.59	$—
Year Ended December 31, 2011	7.72	0.55	(0.40)	0.15	0.56	0.12	—	0.68	—
Year Ended December 31, 2010	7.71	0.63	0.12	0.75	0.63	0.11	—	0.74	—
Year Ended December 31, 2009	6.08	0.63	1.62	2.25	0.62	—	—	0.62	—
Year Ended December 31, 2008	8.34	0.51	(2.16)	(1.65)	0.60	0.01	—	0.61	—
Global Women's Equality Fund
Individual Investor Class
Year Ended December 31, 2012	$15.90	$0.23	$1.76	$1.99	$0.22	$—	$—	$0.22	$—
Year Ended December 31, 2011	17.58	0.21	(1.71)	(1.50)	0.18	—	—	0.18	—
Year Ended December 31, 2010	15.99	0.10	1.58	1.68	0.09	—	—	0.09	—
Year Ended December 31, 2009	12.79	0.08	3.20	3.28	0.08	—	0.00[5]	0.08	—
Year Ended December 31, 2008	22.01	0.13	(8.62)	(8.49)	0.13	0.60	—	0.73	—
Institutional Class
Year Ended December 31, 2012	$15.94	$0.27	$1.77	$2.04	$0.27	$—	$—	$0.27	$—
Year Ended December 31, 2011	17.62	0.25	(1.71)	(1.46)	0.22	—	—	0.22	—
Year Ended December 31, 2010	16.03	0.14	1.58	1.72	0.13	—	—	0.13	—
Year Ended December 31, 2009	12.80	0.12	3.20	3.32	0.09	—	0.00[5]	0.09	—
Year Ended December 31, 2008	22.03	0.18	(8.63)	(8.45)	0.18	0.60	—	0.78	—

1 Based on average shares outstanding during the period.

2 Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3 Ratios representing periods of less than one year have been annualized.

4 Not annualized.

5 Rounds to less than $0.01.

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses excluding custody credits	Net investment income	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]
High Yield Bond Fund
Individual Investor Class
Year Ended December 31, 2012	$7.53	13.41%	$346,071	0.98%	7.20%	0.98%	0.98%	73%
Year Ended December 31, 2011	7.20	2.00%	295,597	0.97%	7.54%	0.97%	0.97%	49%
Year Ended December 31, 2010	7.74	10.35%	296,349	0.99%	8.45%	0.99%	0.99%	70%
Year Ended December 31, 2009	7.74	38.70%	298,915	0.97%	8.88%	0.97%	1.04%	58%
Year Ended December 31, 2008	6.10	(20.61%)	92,187	0.99%	7.82%	0.99%	1.19%	29%
Institutional Class
Year Ended December 31, 2012	$7.50	13.72%	$135,382	0.73%	7.46%	0.73%	0.73%	73%
Year Ended December 31, 2011	7.17	2.10%	146,810	0.72%	7.78%	0.72%	0.72%	49%
Year Ended December 31, 2010	7.72	10.92%	119,258	0.74%	8.70%	0.74%	0.74%	70%
Year Ended December 31, 2009	7.70	38.78%	91,606	0.72%	9.12%	0.72%	0.79%	58%
Year Ended December 31, 2008	6.08	(20.38%)	23,646	0.74%	8.07%	0.74%	0.94%	29%
R Class
Year Ended December 31, 2012	$7.53	13.29%	$882	1.23%	6.96%	1.23%	1.23%	73%
Year Ended December 31, 2011	7.19	1.87%	452	1.22%	7.30%	1.22%	1.22%	49%
Year Ended December 31, 2010	7.72	10.23%	214	1.24%	8.21%	1.24%	1.24%	70%
Year Ended December 31, 2009	7.71	38.27%	106	1.22%	8.52%	1.22%	1.29%	58%
Year Ended December 31, 2008	6.08	(20.91%)	4	1.24%	7.57%	1.24%	1.44%	29%
Global Women's Equality Fund
Individual Investor Class
Year Ended December 31, 2012	$17.67	12.67%	$33,988	1.24%	1.37%	1.24%	1.69%	35%
Year Ended December 31, 2011	15.90	(8.60%)	33,034	1.24%	1.20%	1.24%	1.68%	114%
Year Ended December 31, 2010	17.58	10.54%	35,147	1.24%	0.63%	1.24%	1.90%	116%
Year Ended December 31, 2009	15.99	25.76%	29,537	1.24%	0.58%	1.24%	2.04%	94%
Year Ended December 31, 2008	12.79	(39.69%)	23,984	1.24%	0.71%	1.24%	1.82%	78%
Institutional Class
Year Ended December 31, 2012	$17.71	12.92%	$1,295	0.99%	1.56%	0.99%	1.44%	35%
Year Ended December 31, 2011	15.94	(8.35%)	2,719	0.99%	1.47%	0.99%	1.43%	114%
Year Ended December 31, 2010	17.62	10.78%	2,495	0.99%	0.86%	0.99%	1.65%	116%
Year Ended December 31, 2009	16.03	26.11%	2,518	0.99%	0.86%	0.99%	1.79%	94%
Year Ended December 31, 2008	12.80	(39.52%)	2,279	0.99%	0.96%	0.99%	1.57%	78%

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)[1]	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Redemption Fees
Global Environmental Markets Fund
Individual Investor Class
Year Ended December 31, 2012	$8.42	$0.06	$1.55	$1.61	$0.15	$—	$—	$0.15	$—
Year Ended December 31 , 2011	9.63	0.04	(1.04)	(1.00)	—	0.21	—	0.21	—
Year Ended December 31, 2010	8.69	0.01	0.96	0.97	0.03	—	—	0.03	—
Year Ended December 31, 2009	6.38	0.03	2.36	2.39	0.08	—	—	0.08	—
Period Ended December 31, 2008[5]	10.00	0.02	(3.61)	(3.59)	0.03	—	—	0.03	—
Institutional Class
Year Ended December 31, 2012	$8.46	$0.08	$1.56	$1.64	$0.18	$—	$—	$0.18	$—
Year Ended December 31 , 2011	9.64	0.07	(1.04)	(0.97)	—	0.21	—	0.21	—
Year Ended December 31, 2010	8.69	0.03	0.97	1.00	0.05	—	—	0.05	—
Year Ended December 31, 2009	6.38	0.04	2.37	2.41	0.10	—	—	0.10	—
Period Ended December 31, 2008[5]	10.00	0.03	(3.61)	(3.58)	0.04	—	—	0.04	—
R Class
Year Ended December 31, 2012	$8.37	$0.04	$1.54	$1.58	$0.14	$—	$—	$0.14	$—
Year Ended December 31 , 2011	9.60	0.02	(1.04)	(1.02)	—	0.21	—	0.21	—
Year Ended December 31, 2010	8.66	(0.02)[6]	0.97	0.95	0.01	—	—	0.01	—
Year Ended December 31, 2009	6.37	(0.01)[6]	2.37	2.36	0.07	—	—	0.07	—
Period Ended December 31, 2008[5]	10.00	—	(3.61)	(3.61)	0.02	—	—	0.02	—

1 Based on average shares outstanding during the period.

2 Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3 Ratios representing periods of less than one year have been annualized.

4 Not annualized

5 Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.

6 The amount shown for a share outstanding does not correspond with the aggregate new investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market values of the investments of the Fund.

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses excluding custody credits	Net investment income	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]
Global Environmental Markets Fund
Individual Investor Class
Year Ended December 31, 2012	$9.88	19.27%	$46,392	1.40%	0.64%	1.40%	1.81%	46%
Year Ended December 31 , 2011	8.42	(10.39%)	33,444	1.40%	0.44%	1.40%	1.99%	79%
Year Ended December 31, 2010	9.63	11.20%	28,210	1.40%	0.09%	1.40%	2.38%	62%
Year Ended December 31, 2009	8.69	37.52%	17,765	1.40%	0.35%	1.40%	3.78%	81%
Period Ended December 31, 2008[5]	6.38	(35.92%)	5,999	1.40%	0.27%	1.40%	6.25%	28%
Institutional Class
Year Ended December 31, 2012	$9.92	19.47%	$10,644	1.15%	0.90%	1.15%	1.56%	46%
Year Ended December 31 , 2011	8.46	(10.07%)	2,511	1.15%	0.73%	1.15%	1.74%	79%
Year Ended December 31, 2010	9.64	11.56%	1,767	1.15%	0.32%	1.15%	2.13%	62%
Year Ended December 31, 2009	8.69	37.79%	404	1.15%	0.56%	1.15%	3.53%	81%
Period Ended December 31, 2008[5]	6.38	(35.83%)	5	1.15%	0.52%	1.15%	6.00%	28%
R Class
Year Ended December 31, 2012	$9.81	18.95%	$1,545	1.65%	0.42%	1.65%	2.06%	46%
Year Ended December 31 , 2011	8.37	(10.63%)	658	1.65%	0.18%	1.65%	2.24%	79%
Year Ended December 31, 2010	9.60	11.01%	653	1.65%	(0.18%)	1.65%	2.63%	62%
Year Ended December 31, 2009	8.66	37.16%	371	1.65%	(0.17%)	1.65%	4.03%	81%
Period Ended December 31, 2008[5]	6.37	(36.12%)	30	1.65%	0.02%	1.65%	6.50%	28%

Pax World Management LLC
Client Privacy Statement

Guiding Principals

The relationship between Pax World Management LLC and our clients is the most important asset of our firm. We strive to maintain your trust and confidence in our firm, an essential aspect of which is our commitment to protect your personal information to the best of our ability. We believe that all of our clients value their privacy, so we will not disclose your personal information to anyone unless it is required by law, at your direction, or is necessary to provide you with financial services. We have not and will not sell your personal information to anyone.

Personal Information That We Collect, Maintain and Communicate

Pax World Management LLC collects and maintains your personal information so we can provide investment management services to you. The types and categories of information we collect and maintain about you include:

•  Information we receive from you to open an account or provide investment advice to you (such as your name, home address, telephone number, marital status, social security number, name and social security number of beneficiaries, occupation and employment information, and tax bracket and other financial information, and investment history, including any information contained in subscription documents or investor questionnaires).

•  Information that we generate to service your account (such as trade tickets and account statements).

•  Information that we may receive from third parties with respect to your account (such as information which we may receive from your investment advisors, attorneys, accountants or other financial advisors).

In order for us to provide these services to you, we do disclose your personal information in very limited instances, which include:

•  Disclosures to companies—subject to strict confidentiality agreements—that perform services on our behalf (such as our technology consultants who assist us in maintaining our computer systems).

Not a part of the prospectus.

•  Disclosures to companies as permitted by law, including those necessary to service your account (such as providing account information to outside legal counsel, to other broker-dealers with whom you maintain an account or to custodians).

•  Disclosures to regulatory agencies as permitted by law, including the Securities and Exchange Commission, the Treasury Department, and state securities commissions. These agencies may make official requests from time to time regarding customer accounts and trading activity, to which we are obligated to respond.

How We Protect Your Personal Information

To fulfill our privacy commitment at Pax World Management LLC, we have instituted firm-wide practices to safeguard the information that we maintain about you. These include:

•  Adopting policies and procedures that put in place physical, electronic, and other safeguards to keep your personal information safe.

•  Limiting access to personal information to those employees who need it to perform their job duties.

•  Requiring third parties that perform services for us to agree by contract to keep your information strictly confidential.

•  Protecting information of our former clients to the same extent as our current clients.

If you have any questions regarding our privacy commitment, please contact Maureen Conley at Pax World Management LLC at 1.800.767.1729.

May 2013

Not a part of the prospectus.

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PAX WORLD MUTUAL FUNDS SEEK TO INVEST IN

FORWARD-THINKING COMPANIES

WITH SUSTAINABLE BUSINESS MODELS.

TO IDENTIFY THOSE COMPANIES, we combine rigorous financial analysis with equally rigorous environmental, social and governance analysis. The result, we believe, is an increased level of scrutiny that helps us identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term. By investing in those companies, we intend for our shareholders to benefit from their vision and their success.

PAX WORLD AVOIDS INVESTING IN companies that we determine are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products, or engage in unethical business practices.

OUR PRIMARY GOAL is to produce competitive returns for our investors. By integrating environmental, social and governance criteria — what we call "sustainability" criteria — into our investment approach, Pax World Funds also seek to promote peace, protect the environment, advance global equity, and foster sustainable development. To denote this endeavor, the Funds have adopted the name "Pax World."

Not a part of the prospectus.

THIS PAGE INTENTIONALLY LEFT BLANK

PAX WORLD FUNDS SERIES TRUST I

PAX WORLD BALANCED FUND

Individual Investor Class (PAXWX)

Institutional Class (PAXIX)

Class R (PAXRX)

PAX WORLD GROWTH FUND

Individual Investor Class (PXWGX)

Class A (PXGAX)

Institutional Class (PWGIX)

Class R (PXGRX)

PAX WORLD SMALL CAP FUND

Individual Investor Class (PXSCX)

Class A (PXSAX)

Institutional Class (PXSIX)

Class R (PXSRX)

PAX WORLD INTERNATIONAL FUND

Individual Investor Class (PXINX)

Institutional Class (PXNIX)

Class R (PXIRX)

PAX WORLD HIGH YIELD BOND FUND

Individual Investor Class (PAXHX)

Class A (PXHAX)

Institutional Class (PXHIX)

Class R (PXHRX)

PAX WORLD GLOBAL WOMEN’S EQUALITY FUND

Individual Investor Class (PXWEX)

Institutional Class (PXWIX)

PAX WORLD GLOBAL ENVIRONMENTAL MARKETS FUND

Individual Investor Class (PGRNX)

Class A (PXEAX)

Institutional Class (PGINX)

Class R (PGRGX)

(the “Funds”)

30 Penhallow Street, Suite 400, Portsmouth, NH 03801

For Shareholder Account Information: 800-372-7827

Portsmouth, NH Office: 800-767-1729 / 603-431-8022

Website: www.paxworld.com

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2013

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds’ Prospectus dated the date hereof, as supplemented from time to time.

A copy of the Funds’ Prospectus and annual and semiannual reports may be obtained, without charge, by writing to Pax World at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801, telephoning Pax World at 800-767-1729 (toll free), visiting the Pax World website at www.paxworld.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

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RULE 144A SECURITIES	31
SHORT SALES	31
SHORT-TERM MUNICIPAL OBLIGATIONS	32
SOVEREIGN DEBT	32
STOCKS OF MICRO, SMALL AND MEDIUM CAPITALIZATION COMPANIES	33
STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS	33
U.S. GOVERNMENT SECURITIES	34
VARIABLE AND FLOATING RATE SECURITIES	34
WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT
TRANSACTIONS	34
ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES	35
INVESTMENT RESTRICTIONS	35
DISCLOSURE OF PORTFOLIO HOLDINGS	36
MANAGEMENT OF THE FUNDS	37
OFFICERS/TRUSTEES	38
PORTFOLIO MANAGERS	43
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	45
CODE OF ETHICS	52
PROXY VOTING GUIDELINES	52
INVESTMENT ADVISORY AND OTHER SERVICES	52
ADVISER AND SUB-ADVISER	52
GENERAL	52
ADVISORY AGREEMENT	52
SUB-ADVISORY AGREEMENT	53
DISTRIBUTOR	54
CUSTODIAN	54
TRANSFER AND DIVIDEND DISBURSING AGENT	54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	54
BROKERAGE ALLOCATION AND OTHER PRACTICES	54
BROKERAGE TRANSACTIONS	54
BROKERAGE SELECTION	55
BROKERAGE COMMISSIONS	56
CAPITAL STOCK AND OTHER SECURITIES	56
PRICING OF FUND SHARES	57
TAXATION	58
DISTRIBUTION	66
FINANCIAL STATEMENTS	72

APPENDIX A- PROXY VOTING GUIDELINES	A-1
APPENDIX B -WOMEN’S EMPOWERMENT PRINCIPLES	B-1

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TRUST HISTORY

Pax World Funds Series Trust I (the “Trust”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on May 25, 2006 for the purpose of redomiciling Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc. as series of a Massachusetts business trust. The Trust succeeded to the registration statement of Pax World Balanced Fund, Inc., which was incorporated on February 25, 1970. Pax World Balanced Fund (the “Balanced Fund”), Pax World Growth Fund (the “Growth Fund”), Pax World Small Cap Fund (the “Small Cap Fund”), Pax World International Fund (the “International Fund”), Pax World High Yield Bond Fund (the “High Yield Bond Fund”), Pax World Global Women’s Equality Fund (the “Global Women’s Equality Fund”) and Pax World Global Environmental Markets Fund (the “Global Environmental Markets Fund”) are each diversified series of the Trust.

INVESTMENT PHILOSOPHY

The Balanced Fund, the Growth Fund, the Small Cap Fund, the International Fund, the High Yield Bond Fund, the Global Women’s Equality Fund and the Global Environmental Markets Fund (the “Funds”) pursue a sustainable investing approach—investing in forward-thinking companies with more sustainable business models. The Funds’ investment adviser identifies those companies by combining rigorous financial analysis with equally rigorous environmental, social and governance analysis. The result, the investment adviser believes, is an increased level of scrutiny that helps it to identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term. By investing in those companies, the Funds intend for shareholders to benefit from their vision and their success.

All of the Funds avoid investing in issuers that the investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

Depending on the particular fund, asset class or type of security involved, the investment adviser may give less relative weight to certain sustainability or ESG criteria, apply slightly different criteria or apply such criteria differently. For example:

The High Yield Bond Fund and the fixed-income portion of the Balanced Fund take a slightly different approach from our equity funds. For these Funds, Pax World seeks to avoid companies that fail our exclusionary criteria on weapons and tobacco, that it determines are the subject of significant environmental, social or governance controversy or that it determines significantly underperform their peers on key (but not necessarily all) ESG or sustainability criteria.

The Global Women’s Equality Fund seeks to invest in companies that are leaders in promoting gender equality in the workplace and beyond, and therefore, the investment adviser may give less relative weight to other sustainability or ESG criteria, or may apply such criteria differently to the Global Women’s Equality Fund than to other Pax World Funds.

The Global Environmental Markets Fund, in addition to applying Pax World’s customary sustainability or ESG criteria, has a particular focus on environmental markets—investing in companies whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; and environmental support services and waste management technologies. Our primary goal is to produce competitive returns for our investors. By integrating environmental, social and governance criteria — what we call “sustainability” criteria — into our investment approach, Pax World also seeks to promote peace, protect the environment, advance global equity, and foster sustainable development. To denote this endeavor, the Funds have adopted the name “Pax World.”

For more information, see “About the Funds—Sustainable Investing” in the Prospectus.

INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, the Funds may employ other investment practices and may be subject to additional risks which are described below.

Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law or regulation, the Funds may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or to purchase any particular type of securities or investment even if to do so might benefit such Fund. Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board of Trustees of the Trust (“the Board”) without shareholder approval. In addition, each Fund may be subject to restrictions on its

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ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board but without approval by or notice to shareholders.

BANK OBLIGATIONS

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, generally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Each Fund also may hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The Funds may invest in U.S. dollar-denominated obligations of foreign banks and in foreign bank obligations denominated in foreign currencies (of both developed and “emerging market” countries). Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “Foreign (Non-U.S.) Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

BORROWING

Each Fund may borrow money only to the extent described under “Investment Restrictions” below. Such a practice will result in leveraging of a Fund’s assets and may force a Fund to liquidate portfolio positions when it may not be advantageous to do so.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets less all liabilities and indebtedness). If the value of a Fund’s assets falls below 300% of the principal amount of its outstanding borrowings, it will reduce its outstanding borrowings to the extent necessary to achieve such 300% coverage within three (3) business days after the day on which such value falls below 300% of such principal amount. In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements, which are discussed in greater detail below under “Reverse Repurchase Agreements.” Reverse repurchase agreements will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

COLLATERALIZED DEBT OBLIGATIONS

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a

5

senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COMMERCIAL PAPER

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. Each Fund may invest in commercial paper of any credit quality consistent with such Fund’s investment objectives and policies, including unrated commercial paper for which Pax World Management LLC (the “Adviser”) has made a credit quality assessment.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, such Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on such Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the

6

underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

CORPORATE BONDS

Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The investment return of corporate bonds reflects interest earnings and changes in the market value of the security. The market value of a corporate bond may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the instrument.

CREDIT DEFAULT SWAPS

As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default had occurred. If no default had occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund effectively would add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default

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by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk (i.e., the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default).

The Fund will segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

CREDIT-LINKED TRUST CERTIFICATES

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market.

Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. The Funds’ investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” herein, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Funds will remain subject to such limitations and regulation). Although the trusts are typically private investment companies, they generally are not actively managed. It also is expected that the certificates will be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate liquid assets in an amount sufficient to meet such commitments.

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.”

DERIVATIVE INSTRUMENTS

Subject to the limitations described under “Investment Restrictions” below, each Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) to add leverage to its portfolio, for hedging purposes and as part of its overall investment strategy. Each Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return.

The value of some derivative instruments in which Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon the Adviser’s ability to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could lose money.

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The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. Income earned by a Fund from some (but not all) derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. More generally, a Fund’s use of derivatives can affect the amount, timing and/or character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Options on Securities, Swap Agreements and Indexes. Each Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of “American style” options) or at the expiration of the option (in the case of “European style” options). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)

Each Fund will write call options and put options only if they are “covered.” In the case of a call option on a debt obligation or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is “covered” if the Fund segregates liquid assets equal to the exercise price. A put option also is covered if the Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund so desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold. The principal factors affecting the market value of a put or a call option include, but are not limited to, supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the settlement price on the exchange on which it is traded or, if not traded on an exchange or if no settlement price is available, at the mean between the last reported bid price and the last reported asked price.

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Each Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.

A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. Each Fund that may buy or sell put and call options may buy or sell such options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. Each Fund may use interest rate, foreign currency, index and other futures contracts. Each Fund also may use options on futures contracts (“futures options”).

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills; 90-day

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commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Each Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under that CEA.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

Each Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. Each Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, each Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the futures contract (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the instruments underlying the contract (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund.

When selling a call option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the total market value of the futures contract underlying the call option (marked to market on a daily basis).

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Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the purchase price of the futures contract (marked to market on a daily basis). Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts or futures options and in the securities or index positions covering them. In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities or indexes, including technical influences in futures trading and futures options, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to employ futures contracts and futures options involves the exercise of skill and judgment, and even well-conceived uses may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. A Fund’s use of certain of these instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates when distributed by the Fund to shareholders) than if the Fund had not used such instruments. Also see “Foreign Currency Transactions” below.

Swap Agreements. Each Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other

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assets or measures of risk or return. Each Fund also may enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call options. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.

Certain Interest Rate Transactions. As described above, each Fund may enter into interest rate swaps and caps. Interest rate swaps involve a Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund’s variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. Each Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

EMERGING MARKET SECURITIES

An issuer is considered to be economically tied to an emerging market country if its securities are principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved.

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Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

EQUITY SECURITIES

To the extent a Fund has substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by a Fund. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

EQUITY-LINKED SECURITIES

Each Fund may invest in equity-linked securities. Equity-linked securities are privately-issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign (Non-U.S.) Securities” below. In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid.

EVENT-LINKED BONDS

Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these

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securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

EXCHANGE-TRADED FUNDS

Exchange-Traded Funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs and iShares are listed on the NYSE Arca, Inc.). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

FINANCIAL SERVICES COMPANIES

The Funds may invest in equity securities of U.S. and foreign companies in the financial services industries (“financial companies”). Financial companies provide financial services to consumers and businesses and include the following types of firms: commercial banks, savings and loan and thrift institutions; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty and life insurance and insurance holding companies.

Investments in financial companies are subject to risks different from, and sometimes greater than, those that apply to the equity markets in general. Events may occur that significantly affect the financial industry as a whole or a particular segment of the industry (such as banking, insurance or consumer financial services) in which the Funds invest.

The values of securities of financial companies are more likely to be adversely affected by falling interest rates and/or deteriorating economic conditions than the securities of other companies. Also, rising interest rates may reduce the profit margins of some financial companies by reducing the difference between borrowing and lending rates in the capital markets. The profitability of financial companies largely depends on the availability and cost of capital, and can fluctuate rapidly when interest rates change. They may also be subject to risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates, the risk of lending to borrowers who may be unwilling or unable to pay back the loan, and the risk of lending against the security of assets whose valuations may decline. Insurance companies may also be adversely affected by natural or other catastrophes or disasters. All of these risks may require financial companies to hold substantial reserves against actual or anticipated losses.

In addition, most financial companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Most financial companies are also subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial industry may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between commercial banking, investment banking and insurance activities would allow large commercial banks and insurance companies to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within that industry.

Financial institutions in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

FOREIGN (NON-U.S.) SECURITIES

Foreign (non-U.S.) securities include, but are not limited to, U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities; securities of U.S. issuers traded principally in foreign markets; foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions,

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agencies and instrumentalities, international agencies and supranational entities. The foreign securities in which a Fund may invest also include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers. Some foreign securities may be restricted against transfer within the United States or to a United States person.

American Depository Receipts (“ADRs”) are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. European Depository Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or, in the United States, over-the-counter. Global Depository Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Each Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Some securities of corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. Investing in PFICs involves the risks associated with investing in foreign

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securities, as described above. There are also the risks that the Funds may not realize that a foreign corporation they invest in is a PFIC for U.S. federal tax purposes, which could cause the Fund to incur U.S. federal income tax (including interest charges) at the Fund level. Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described under “Other Investment Companies.”

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, transactions in foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes, which reduce a Fund’s return on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions, which may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and a Fund may decide not to use hedging transactions that are available.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with a Fund’s custodian of liquid assets and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. A Fund might be expected to enter into forwards under the following circumstances:

Lock In. When the Adviser desires to “lock in” the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of a Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser believes that a Fund can benefit from price appreciation in a given country’s obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. In the case of a direct hedge of a given country’s debt obligations, the cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

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Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is an example of what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

Tax Consequences of Hedging. Under applicable tax law, a Fund’s currency hedging activities may result in the application of, among other special tax provisions, the mark-to-market and straddle provisions of the Code. Those provisions could affect the amount, timing and/or character of taxable dividends paid by a Fund, including whether dividends paid by a Fund are classified as capital gains or ordinary income. In addition, a Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned, and will likely produce a difference between the Fund’s book income and its taxable income. See “Taxation” below for more information.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange WarrantsSM (“CEWSSM”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the equity or debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLSSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities,

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except that their return is enhanced by increases in the value of the U.S. dollar and adversely affected by increases in the value of foreign currency. Interest payments on the securities generally are made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse effect on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPSSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

HIGH YIELD SECURITIES (“JUNK BONDS”)

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities A Fund may continue to hold such securities following a decline in their rating if in the opinion of the Adviser it would be advantageous to do so.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as “zero-coupon” or “pay-in-kind” securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements (including at times when it may not be advantageous to do so). The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. While lower rated securities may be less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

ILLIQUID SECURITIES

Each Fund may not invest more than fifteen percent (15%) of its net assets (taken at market value at the time of investment) in illiquid securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board. The Adviser may be subject to significant delays in the disposition of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Depending on the circumstances, illiquid securities may be considered to include,

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among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities the disposition of which is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain liquid commercial paper).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Tax exempt industrial development bonds and pollution control bonds, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

INFLATION-INDEXED BONDS

Inflation-indexed bonds are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for in flation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will measure the real rate of inflation in the prices of goods and services accurately. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

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INITIAL PUBLIC OFFERINGS

Securities in initial public offerings (“IPOs”) are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance generally decreases.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Participations in commercial loans may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or may buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan often is administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank generally would be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral could be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Investments in loan participations are considered to be debt obligations for purposes of a Fund’s investment restriction relating to the lending of funds or assets.

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Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

MONEY MARKET INSTRUMENTS

Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposits, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between such Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. A Fund may increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

MORAL OBLIGATION SECURITIES

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

MORTGAGE DOLLAR ROLLS

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to a Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid.”

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. See “Mortgage Pass-Through Securities.” Certain debt obligations also are secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations (“CMOs”).”

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential

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single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “passthrough” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the “FNMA”) or the Federal Home Loan Mortgage Corporation (the “FHLMC”). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation which until recently was owned entirely by private stockholders. It is subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. See below for a discussion of recent events affecting FNMA.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation which was formerly owned by the twelve Federal Home Loan Banks and until recently was owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. See below for a discussion of recent events affecting FHLMC.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary

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market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to a Fund’s industry concentration restrictions (see “Investment Restrictions”). In the case of privately issued mortgage-related securities, each Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FITFA’s appointment as conservator or receiver, as applicable, if FITFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced

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if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FITFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FITFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FITFA as conservator or receiver, respectively.

Collateralized Mortgage Obligations (“CMOs ‘). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but more typically are collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the “Bonds”). Proceeds of the Bonds offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bonds is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bonds begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because

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of the “passthrough” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class (defined below) of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have

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been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitation on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBS s permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBSs”) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBSs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBSs may be deemed “illiquid” and subject to a Fund’s limitation on investment in illiquid securities.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) may be offered to investors in the future and may be purchased by a Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile Receivables (“CARSSM”).

Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to ensure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than bonds.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

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Consistent with a Fund’s investment objectives and policies, the Adviser also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

MUNICIPAL BONDS

Each Fund may invest in municipal bonds that pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), is exempt from U.S. federal income taxes (“municipal bonds”), although dividends that such Fund pays that are attributable to such interest will not be tax-exempt to shareholders of that Fund.

Municipal bonds share the attributes of debt obligations in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former U.S. federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds usually are related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

MUNICIPAL LEASE OBLIGATIONS

The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the Securities and Exchange Commission (the “SEC”). Each Fund may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when the Adviser

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believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Funds may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.

PARTICIPATION ON CREDITORS COMMITTEES

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

PREFERRED STOCK

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates. Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum

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dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES

Each Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided that they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which a Fund would acquire a security subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser will monitor the creditworthiness of the counterparties.

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REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. A Fund will segregate liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to a Fund’s limitations on borrowings.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security.

RIGHTS AND WARRANTS

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

RULE 144A SECURITIES

Each Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board.

SHORT SALES

Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan.

When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In

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order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if a Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.

Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales.

In the view of the Securities and Exchange Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless a Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

SHORT-TERM MUNICIPAL OBLIGATIONS

Short-term municipal securities include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes, among others.

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects receive permanent financing through FNMA or GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SOVEREIGN DEBT

Each Fund may invest in sovereign debt issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to

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repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency-denominated debt obligations and any related hedging transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, a Fund’s investments in foreign currency-denominated debt obligations and any related hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify as a RIC for U.S. federal tax purposes.

STOCKS OF MICRO, SMALL AND MEDIUM CAPITALIZATION COMPANIES

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of micro-cap and other small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions.

Investments in securities of companies with medium market capitalizations share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.

STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS

“Structured” notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, a Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

Each Fund may invest in other types of “hybrid” instruments which combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and

33

increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or that have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

VARIABLE AND FLOATING RATE SECURITIES

Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates. These instruments may include, without limitation, variable rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The interest rate on inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When purchases of securities on a when-issued or delayed delivery basis are outstanding, a Fund will segregate until the settlement date liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated. Each Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment.

When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including

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the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if a Fund either (i) segregates until the settlement date liquid assets in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a RIC under the Code, an investment company, such as a Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because a Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

INVESTMENT RESTRICTIONS

The following investment policies are fundamental investment policies. Fundamental investment policies are those that cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. Except as otherwise noted in the Prospectus or this Statement of Additional Information, the Funds’ investment objectives and policies are not fundamental, and may be changed without a vote of shareholders. The investment objectives of the Balanced, Growth and High Yield Bond Funds are fundamental and may not be changed without a vote of shareholders. A “majority of a Fund’s outstanding voting securities”, when used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.

Each Fund may not:

1.              Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to

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the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

2.              Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate. The Funds reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

3.              Purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

4.              Make loans, except that this policy shall not prohibit the purchase of debt obligations, entering into repurchase agreements or the lending of a Fund’s portfolio securities.

5.              Concentrate more than 25% of the value of its assets in any one industry.

6.              Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

7.              Borrow money and/or issue senior securities except to the extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are reasonably designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, the Adviser will post the Funds’ portfolio holdings information on the Funds’ website at www.paxworld.com. The website will contain a full list of each Fund’s portfolio holdings as of the last day of each calendar month. The Adviser generally will post this information on the Funds’ website within 30 days after the end of the month. The Adviser will also post to the website within 45 days after the end of each calendar quarter the percentage of each Fund’s net value represented by each portfolio security (collectively with issuer name and value, the “Portfolio Information”). In addition, the Adviser will post the Funds’ ten largest portfolio holdings on the Funds’ website. For purposes of determining each Fund’s ten largest holdings, the Adviser will “look through” any investment by a Portfolio in a registered investment company advised by the Adviser. The website will disclose the Portfolio Information of each Fund’s ten largest portfolio holdings as of the last day of each month. The Adviser will post this information on the Funds’ website generally within 10 business days after a month’s end. Such information will remain accessible on the website until the information is filed with the Securities and Exchange Commission as part of the Funds’ Forms N-CSR or Forms N-Q, as applicable.

Complete portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the Securities and Exchange Commission as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Forms N-CSRS. The Funds’ Forms N-CSR and Forms N-Q will be available on the Securities and Exchange Commission’s website at www.sec.gov. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the Securities and Exchange Commission’s EDGAR website or otherwise) before the disclosure of the information on the Funds’ website, the Funds may post such information on its website.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser. In addition, the Adviser may distribute (or authorize the custodian to distribute) Confidential Portfolio Information to a Fund’s (i) service providers that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”), (ii) plan sponsors (provided that such sponsor agrees to use the information solely to evaluate whether to offer or continue to include the Funds in their platform), (iii) other financial intermediaries (such as brokerage, financial planning and consulting firms; provided that such intermediaries agree to use the information internally and only for purposes of determining whether the Funds are a suitable investment for their clients or in considering whether to recommend the Funds to their clients) (“Intermediaries”), (iv) certain mutual fund analysts and ratings agencies (such as

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Morningstar and Lipper Analytical Services) (“Rating Agencies”) for use in developing a rating, and (v) with respect to Funds in which the ESG Managers Asset Allocation Portfolios series of the Trust (the “Portfolios”) invest, Morningstar Associates LLC, in its capacity as subadviser to the Portfolios, for use solely in determining the portion of each Portfolio’s assets that will be allocated for management by each of the Portfolio’s subadvisers, including through the Funds.

Before any disclosure of Confidential Portfolio Information to Service Providers, plan sponsors, Intermediaries or Rating Agencies is permitted, the following conditions must be met: (i) the Funds’ Chief Compliance Officer has authorized the release of the Confidential Portfolio Information; (ii) the recipient must agree not to publish (or otherwise communicate) any information or to use the information to trade in Fund shares (or as part of any trading, hedging or arbitrage strategy), except that Morningstar Associates LLC may use such information in determining the portion of each Portfolio’s assets that will be allocated for management by each of the Portfolio’s subadvisers, including through the Funds; (iii) the recipient must either sign a confidentiality agreement or be subject to an independent duty to keep such information confidential; and (iv) the Confidential Portfolio Information must contain an appropriate confidentiality legend.

The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers, plan sponsors, Intermediaries and/or Rating Agencies, each of which is subject to either a written confidentiality agreement that addresses trading upon the Confidential Portfolio Information or an independent duty to keep such information confidential:

Name of Vendor	Type of Service	Frequency	Lag Time
Merrill Corp.	Printing	Periodically	At least 30 days
DST Output	Mail House	Periodically	At least 30 days
Factset Research Systems, Inc.	Data Provider	Daily	None
Morningstar, Inc.	Rating/Ranking	Quarterly	At least 30 days
Glass Lewis	Proxy Services	Daily	None
State Street Bank and Trust Company	Custody and Fund Accounting	Daily	None
Lipper Analytical Services, Inc.	Rating/Ranking	Quarterly	At least 30 days
Morningstar Associates	Asset Allocation Evaluation	Daily	None
Bloomberg	Rating/Ranking	Monthly	At least 30 days

Any separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. The Adviser may manage separate accounts that have investment objectives and strategies that are substantially similar or identical to those of the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Funds. Neither the Funds nor the Adviser and its affiliates may receive any compensation or other consideration for disclosing Confidential Portfolio Information.

Exceptions to these procedures may only be made if the Funds’ Chief Compliance Officer determines that granting an exception is in the best interests of the Funds and is based upon legitimate business purposes and if the recipient is subject to a confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or is subject to an independent duty to keep such information confidential.

MANAGEMENT OF THE FUNDS

The Board is responsible for overseeing the management and operations of the Trust. The Board consists of eight Trustees who have varied backgrounds, experience and skills. Six of the Trustees, including the chairman of the Board, are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Disinterested Trustees”). Two of the Trustees, Messrs. Shadek and Keefe, are “interested persons” of the Trust by reason of their affiliation with the Adviser. Additional information about the backgrounds and qualifications of the Trustees is provided below in the section captioned Trustees/Officers. The Board has two standing committees, each composed exclusively of Disinterested Trustees, which are integral to the Funds’ overall governance and risk management structure. The committees include the Audit Committee and the Governance Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Governance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. Each Disinterested Trustee serves on only one committee, which the Board believes

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allows each Disinterested Trustee to better develop an expertise in the matters for which his or her committee is responsible.

The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust. The Adviser, subject to the supervision of the Board, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies, and also is responsible for management of the risks that arise from the Funds’ investments and operations. The Board oversees the Adviser and decides upon matters of general policy. The Board’s role is one of oversight, not active management. This oversight extends to the Funds’ risk management processes. In addition, each Board committee oversees the Adviser’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and its committees receive a broad range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board and its committees meet periodically with officers of the Funds and the Adviser. The Board and the Governance Committee also meet periodically with the Funds’ chief compliance officer, who also serves as chief compliance officer of the Adviser, to receive reports regarding the compliance of the Funds and the Adviser with the federal securities laws and their internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to oversee the Funds. In particular, the Board believes that having a Disinterested Trustee serve as the chairman of the Board and as the chair of each committee promotes independence from the Adviser in setting agendas and conducting meetings. The Board believes that its committee structure makes its oversight more efficient and effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each committee.

TRUSTEES/OFFICERS

The following provides an overview of the considerations that led the Board to conclude that each individual currently serving as a Trustee should serve as a Trustee. Generally, no one factor was decisive in the nomination or appointment of an individual to the Board. Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, in the investment management industry; (iv) the individual’s prior experience, if any, serving on the boards of public companies (including, when relevant, other investment companies) and/or other complex enterprises and organizations; and (v) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

Each current Trustee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee. Below is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that such Trustee should serve as a Trustee:

Adrian P. Anderson — Mr. Anderson has significant investment and organizational oversight experience, having co-founded an investment management and consulting firm and served as its chief executive officer for several years. Mr. Anderson also is a certified public accountant.

Carl H. Doerge, Jr. — Mr. Doerge has significant investment expertise, having been an investment banker and a private investor for more than three decades. Mr. Doerge also has significant organizational oversight experience, including as a member of the boards of various non-profit organizations. Mr. Doerge also has substantial tenure on the Board, having served on the Board of the Trust or its predecessors since 1997.

Cynthia Hargadon — Ms. Hargadon has more than two decades of investment experience, having served in executive positions in investment management and investment consulting for various companies. Ms. Hargadon also has significant experience with investment company oversight, having served as a member of the boards of various investment companies. Ms. Hargadon is a member of the Governing Council of the Independent Directors Council (an organization serving the independent directors of mutual funds).

Joseph Keefe — Mr. Keefe has substantial experience with companies engaged in socially responsible investing, and previously served on the Board of Directors of the Social Investment Forum, a trade association representing socially responsible investment professionals and asset managers. Mr. Keefe also has served in executive capacities and/or as a member of the boards of various

38

organizations. Mr. Keefe is the Chief Executive Officer and President of the Adviser.

Louis F. Laucirica — Mr. Laucirica served as the Associate Dean and Director of Undergraduate Studies at the Wesley J. Howe School of Technology Management at the Stevens Institute of Technology from 1999 to 2010. Mr. Laucirica also has significant management experience, having held executive positions with various technology companies. Mr. Laucirica also has substantial tenure on the Board, having served on the Board of the Trust or its predecessors since 2003.

John L. Liechty — Mr. Liechty has significant experience in investment company management, operations and oversight, having served as the president and chief executive officer of a socially responsible mutual fund for more than twelve (12) years. Mr. Liechty is a member of U.S. SIF: The Forum for Sustainable and Responsible Investment. He also serves on the investment committee, audit committee and board of several not-for-profit organizations. Mr. Liechty is a Certified Financial PlannerTM professional.

Laurence A. Shadek — Mr. Shadek has significant investment experience as a private investor. Mr. Shadek also has significant management experience, having served as an executive officer of a brokerage company for more than two decades. Mr. Shadek is the Chairman of the Board of the Adviser.

Nancy S. Taylor — Ms. Taylor has significant organizational oversight experience, including as senior minister and chief executive officer of Old South Church in Boston, as a member of the Advisory Board of Yale Divinity School and as the Chair of the Board of Trustees of Andover Newton Theological School. Ms. Taylor also has substantial tenure on the Board, having served on the Board of the Trust or its predecessors since 1997.

The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held during the past five (5) years, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the trustees and/or officers of the Funds. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered “interested persons” under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table are Disinterested Trustees. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee (2)

Laurence A. Shadek (63)	Trustee (since 2006)	Chairman of the Board of the Adviser (1996-present); Executive Vice-President of Wellington Shields & Co. LLC or its predecessor organization (1986-present); Executive Vice President of Pax World Money Market Fund (1998-2008); Chairman of the Board of Directors of the Pax World Balanced Fund (1996-2006), Pax World Growth Fund (1997-2006), and Pax World High Yield Bond Fund (1999-2006); member of the Board of Trustees of Franklin & Marshall College (1998-present).	12

Joseph Keefe (59)	Trustee, Chief Executive Officer (since 2006)	Chief Executive Officer (2005-present) and President (2006-present) of the Adviser; President of Pax World Money Market Fund (2006-2008); President of New Circle Communications LLC (2000-2005); Chair of Board, Women Thrive Worldwide (2009 — present); Co-Chair of	12

39

Name and Age	Position(s) Held With the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee (2)

The Carbon Coalition (2003-present); member of the Boards of Directors of On Belay (2006- 2011), Americans for Campaign Reform (2003- present), and the Social Investment Forum (2000-2006).

John Boese (50)	Chief Compliance Officer (since 2006)

Chief Compliance Officer of the Adviser (2006-present); Chief Compliance Officer of Pax World Funds Trust II (2008-Present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000—2006).

N/A

Maureen Conley (51)	Secretary (since 2006)	Senior Vice President of Shareholder Services/Operations (2005-present) and Manager of Shareholder Services (2000-2005) for the Adviser; Secretary of Pax World Fund Trust II (2008-Present).	N/A

Alicia K. DuBois (53)	Treasurer (since 2006)

Chief Financial Officer for the Adviser (2006-present); Treasurer for Pax World Funds Trust II (2008-Present); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006)

N/A

Scott LaBreche (40)	Assistant Treasurer (since 2010)

Assistant Treasurer for Pax World Funds Trust II (2008-Present); Director, Portfolio Analysis & Reporting for the Adviser (2009-present), Fund Administration Manager & Portfolio Analyst for Pax (2007-2009), Securities Fund Analyst, Lincoln Financial Group (formerly Jefferson Pilot Financial) (2000-2007).

N/A

Disinterested Trustees

Name and Age	Position(s) Held With the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee

Adrian P. Anderson (58)(3)	Trustee (since 2007)	Chief Executive Officer of North Point	12

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		Advisers, LLC (2004-present); Senior Consultant of Gray and Co. (1999-2004).

Carl H. Doerge, Jr. (74)(3)	Chairman of the Board of Trustees; Trustee (since 2006)	Private investor (1995-present); member of the Board of Trustees and Police Commissioner of the Village of Upper Brookville, NY (1998-present); member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY	12

Cynthia Hargadon (58)(4)	Trustee (since 2006)	Senior Consultant of North Point Advisers, LLC (2010-present); Managing Director of CRA Rogers Casey (2006-2010);	12

Louis F. Laucirica (71)(3)	Trustee (since 2006)	Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-2010).	12

John L. Liechty (58)(4)	Trustee (since 2009)	Principal, Integrated Investment Solutions (2009-present); Principal, Integrated Financial Planning (2010-present); President and CEO, MMA Praxis Mutual Funds (1995-2008).	12

Nancy S. Taylor (57)(4)	Trustee (since 2006)	Senior Minister, Old South Church in Boston, MA (2005-present); Trustee, Andover Newton Theological School (2002-present); Board of Managers, Old South Meeting House (2005-present); Director, Ecclesia Ministries, a ministry to Boston’s homeless population (2003-present).	12

(1) Trustees of the Funds hold office until a successor is chosen and qualifies. Officers of the Funds are appointed by the Board and hold office until a successor is chosen and qualifies.

(2) The number of portfolios in the Pax World fund complex overseen by the trustees includes the seven Funds described in this Statement of Additional Information, four series of the Trust described in a separate Statement of Additional Information and one exchange-traded fund which is a series of Pax World Funds Trust II.

(3) Designates a member of the Audit Committee.

(4) Designates a member of the Governance Committee.

None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption.

Ownership of Shares in the Pax World Fund Family

The following table shows the dollar range of shares beneficially owned by the trustees in each Fund and in any investment company overseen by the trustee in the Pax World Fund Family as of December 31, 2012:

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	Interested Trustees		Disinterested Trustees
Fund	Laurence A. Shadek	Joseph Keefe	Adrian P. Anderson	Carl H. Doerge, Jr.	Cynthia Hargadon	Louis F. Laucirica	John L. Liechty	Nancy S. Taylor
Balanced Fund	$50,001- $100,000	$10,001- $50,000	None	$10,001- $50,000	$10,001- $50,000	$1- $10,000	$50,001- $100,000	Over $100,000
Growth Fund	Over $100,000	$10,001- $50,000	None	$10,001- $50,000	None	$10,001- $50,000	None	$10,001- $50,000
High Yield Bond Fund	None	$10,001- $50,000	$1- $10,000	$50,001- $100,000	None	$10,001- $50,000	Over $100,000	None
Global Women’s Equality Fund	None	$1- $10,000	None	None	None	None	None	None
Small Cap Fund	None	$1- $10,000	$1- $10,000	None	None	$1- $10,000	None	None
International Fund	None	$10,001- $50,000	None	$10,001- $50,000	None	$1- $10,000	$1- $10,000	None
Global Environmental Markets Fund	None	$10,001- $50,000	None	None	None	None	$10,001- $50,000	None
Aggregate Across the Pax World Fund Family	Over $100,000	Over $100,000	$1- $10,000	Over $100,000	$10,001- $50,000	$10,001- $50,000	Over $100,000	Over $100,000

Compensation of Trustees

The Trust pays each disinterested trustee an annual retainer of $20,000 ($32,500 for the Chairman). In addition, the Trust currently pays each Disinterested Trustee a fee of $5,000 for attendance at each meeting of the Board. Trustees are also reimbursed for their travel expenses for attending meetings of the Board. In addition, the Trust pays $2,500 to each member of the Audit Committee for attendance at each Audit Committee meeting, and $2,500 to each member of the Governance Committee for attendance at each Governance Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, trustees do not receive compensation from the Trust for services performed as a trustee.

The following table sets forth compensation information (excluding travel expenses) relating to trustees of the Trust, for the year ended December 31, 2012:

	Interested Trustees		Disinterested Trustees
Fund	Laurence A. Shadek	Joseph F. Keefe	Adrian P. Anderson	Carl H. Doerge, Jr.	Cynthia Hargadon	Louis F. Laucirica	John L. Liechty	Nancy S. Taylor
Aggregate Compensation
Balanced Fund	$0	$0	$19,277	$24,097	$19,277	$19,277	$19,277	$19,277
Growth Fund	$0	$0	$3,121	$3,901	$3,121	$3,121	$3,121	$3,121
High Yield Bond Fund	$0	$0	$6,481	$8,102	$6,481	$6,481	$6,481	$6,481
Global Women’s Equality Fund	$0	$0	$2,250	$2,812	$2,250	$2,250	$2,250	$2,250
Small Cap Fund	$0	$0	$2,068	$2,584	$2,068	$2,068	$2,068	$2,068
International Fund	$0	$0	$2,318	$2,898	$2,318	$2,318	$2,318	$2,318
Global Environmental Markets Fund	$0	$0	$2,359	$2,948	$2,359	$2,359	$2,359	$2,359
Aggregate Pension Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Funds and the Pax World Fund Family	$0	$0	$50,000	$62,500	$50,000	$50,000	$50,000	$50,000

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PORTFOLIO MANAGERS

Other Accounts Managed

The following table summarizes information regarding other accounts managed by the portfolio managers of the Funds, other than the Pax World Funds. The information is as of December 31, 2012, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Other Pooled Vehicles AUM ($ million)	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Christopher H. Brown	$0	$0	5	$61.2
Anthony Trzcinka	$0	$13.2	4	$48.2
Mary Austin	$0	$0	4	$48.2
Ivka Kalus-Bystricky	$0	$0	4	$48.2

No portfolio managers manage any other account or assets for which the advisory fee is based on performance.

The following table summarizes information regarding other accounts managed by the co-portfolio managers of the Global Environmental Markets Fund, excluding the Global Environmental Markets Fund itself. The information is as of December 31, 2012, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Other Pooled Vehicles AUM ($ million)	Other Accounts AUM $ (million)	Other Registered Investment Companies AUM $ (million)
Bruce Jenkyn-Jones	$2,400	$0	$0
Simon Gottelier	$0	$905	$0
Hubert Aarts	$0	$905	$0

No portfolio managers manage any other account or assets for which the advisory fee is based on performance.

Conflicts

In managing other portfolios, the Adviser or Impax Asset Management Ltd. (the “Sub-Adviser”) may be subject to potential conflicts of interest. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, the Adviser and Sub-Adviser have adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Certain investment personnel of the Adviser and Sub-Adviser manage more than one portfolio. Investment personnel make investment decisions for each portfolio based on the investment objective, policies, practices and other relevant investment

43

considerations that such individual believes are applicable to that account. Consequently, investment personnel may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.

Similarly, securities sold from one portfolio may result in better performance for that portfolio if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of portfolios in a strategy that have similar objectives, which generally minimizes the potential for conflicts of interest. While these portfolios have many similarities, the investment performance of each portfolio will be different primarily due to differences in investment guidelines, fees, expenses and cash flows.

In addition, the Adviser and Sub-Adviser have adopted trade aggregation and allocation procedures that seek to treat all clients fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as thinly-traded securities or oversubscribed public offerings. Currently, while no portfolios under the Adviser’s management have performance fees, some portfolios may have higher fees than others. These differences may give rise to the potential conflict that a portfolio manager may allocate more time to the management of one account over another. While the Adviser does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Adviser personnel periodically review the performance of the Adviser’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to manage effectively the portfolios assigned to that portfolio manager.

The Adviser may manage separate accounts. Potential conflicts of interest may arise similar to those described above with respect to managing multiple portfolios. Investment personnel may manage separate accounts, including proprietary accounts or other pooled investment vehicles (“Other Accounts”) that may have substantially similar holdings to those of the Funds. Side-by-side management of these Other Accounts may give rise to conflicts of interest. Investment personnel may be buying or selling the same securities for the Funds and the Other Accounts from time to time. Other Accounts may have materially different (and potentially higher) fee arrangements. The management of Other Accounts may detract from the time and attention that investment personnel devote to the Funds. To address potential conflicts of interest, the Adviser has developed policies and procedures with respect to cross-trading, the allocation of investment opportunities and the aggregation and allocation of orders. It is possible, of course, that these policies and procedures may not always be adequate to protect the Funds from conflicts of interest. For example, the Other Accounts may direct the Adviser to trade with a designated broker which may preclude aggregation and allocation of orders to buy or sell a security from time to time, potentially resulting in the Other Accounts trading in the same securities ahead of or after the Funds.

Compensation

The Adviser and the Sub-Adviser seek to maintain highly competitive compensation programs designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of their investment professionals with that of their clients and overall firm results. Generally, each portfolio manager’s compensation with respect to his or her management of a Fund consists of a base salary and additional incentive or performance-based bonus of up to 100% of base salary based on the pre-tax performance of the Fund or Funds he or she manages in comparison to Lipper peer group averages for the same asset class over the one-year period, and when relevant due to the portfolio manager’s tenure with the Fund or Funds, three- five- and ten-year periods. In addition, each portfolio manager also is eligible for the standard retirement benefits and health and other benefits available to all of the Adviser’s or the Sub-Adviser’s (as applicable) employees. Incentive or performance-based compensation of investment professionals may be higher or lower with respect to other accounts than with respect to the Funds.

Ownership of Securities

As of December 31, 2012, (i) the dollar value of shares of the Balanced Fund owned beneficially by Christopher M. Brown was $100,001-$500,000, (ii) the dollar value of shares of the Growth Fund owned beneficially by Anthony Trzcinka was $100,001-$500,000, (iii) the dollar value of the shares of the Global Women’s Equality Fund owned beneficially by Anthony Trzcinka was $0, (iv) the dollar value of shares of the Small Cap Fund owned beneficially by Nathan Moser was $10,001-$50,000, (v) the dollar value of shares of the International Fund owned beneficially by Ivka Kalus-Bystricky was $100,001 - $500,000, (vi) the dollar value of the shares of the Global Women’s Equality Fund owned beneficially by Ivka Kalus-Bystricky was $0, (vii) the dollar value of shares of the High Yield Bond Fund owned beneficially by Mary V. Austin was $50,001-$100,000, (viii) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by

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Bruce Jenkyn-Jones was $10,001-$50,000, (ix) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Simon Gottelier was $10,001-$50,000 and (x) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Hubert Aarts was $10,001-$50,000.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2013 and to the knowledge of the Trust, no person owned of record or beneficially five percent (5%) or more of the outstanding shares of any class of shares of any series of the Trust, other than those persons set forth in the chart below:

Registration Address	Fund	Share Class	Percentage of Outstanding Shares Owned of Record	Percentage of Outstanding Shares Owned Beneficially

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Balanced Fund	Individual Investor Class	11.10%	0.00%

NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Balanced Fund	Individual Investor Class	9.24%	0.00%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Growth Fund	Individual Investor Class	19.74%	0.00%

NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	High Yield Bond Fund	Individual Investor Class	21.96%	0.00%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	High Yield Bond Fund	Individual Investor Class	18.81%	0.00%

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	High Yield Bond Fund	Individual Investor Class	3.04%	0.00%

NATIONAL FINANCIAL SERVICES CORP ATTN MUTUAL FUNDS 1 WORLD FINANCIAL CT 200 LIBERTY ST NEW YORK NY 10281-1003	Global Women’s Equality Fund	Individual Investor Class	18.51%	0.00%

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CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Women’s Equality Fund	Individual Investor Class	11.81%	0.00%

UBS FINANCIAL SERVICES INC. FBO THREE RS LP ATTN: JO SANDLIN TIMMONS ADVISORS LLC 3555 TIMMONS LN STE 800 HOUSTON TX 77027-6498	Global Women’s Equality Fund	Individual Investor Class	10.57%	0.00%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	International Fund	Individual Investor Class	28.75%	0.00%

NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	International Fund	Individual Investor Class	8.96%	0.00%

UBS FINANCIAL SERVICES INC. FBO THREE RS LP ATTN: JO SANDLIN TIMMONS ADVISORS LLC 3555 TIMMONS LN STE 800 HOUSTON TX 77027-6498	International Fund	Individual Investor Class	6.23%	0.00%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Small Cap Fund	Individual Investor Class	19.00%	0.00%

NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Small Cap Fund	Individual Investor Class	12.86%	0.00%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Environmental Markets Fund	Individual Investor Class	22.80%	0.00%

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NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Global Environmental Markets Fund	Individual Investor Class	12.87%	0.00%

MAC & CO A/C NYPF3010002 FBO NY STATE DEFERRED COMP PLAN ATTN: MUTUL FUND OPERATIONS 525 WILLIAM PENN PLACE PO BOX 3198 PITTSBURGH PA 15230-3198	Balanced Fund	Institutional Class	37.03%	0.00%

ING LIFE INSURANCE & ANNUITY CO ATTN FUND OPERATIONS MAILSTOP B3S 1 ORANGE WAY WINDSOR CT 06095-4774	Balanced Fund	Institutional Class	9.47%	0.00%

NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Balanced Fund	Institutional Class	7.47%	0.00%

MINNESOTA LIFE INSURANCE CO 400 ROBERT ST N STE A # A6-4105 SAINT PAUL MN 55101-2099	Balanced Fund	Institutional Class	5.02%	0.00%

STRAFE & CO FBO THE SHADEK FAMILY FOUNDATION P63705001 P O BOX 6924 NEWARK DE 19714-6924	Growth Fund	Institutional Class	8.09%	0.00%

RAYMOND JAMES & ASSOC INC WENDY JAMES SELDON FAMILY TRUST ASHLAND OR	Growth Fund	Institutional Class	6.22%	0.00%

GREAT-WEST TRUST COMPANY LLC TTEE F MENNONITE RETIREMENT TRUST C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	Growth Fund	Institutional Class	6.13%	0.00%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	High Yield Bond Fund	Institutional Class	21.20%	0.00%

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MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P O BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	High Yield Bond Fund	Institutional Class	9.59%	0.00%

MENNONITE FOUNDATION 1110 N MAIN ST PO BOX 483 GOSHEN IN 46527-0483	High Yield Bond Fund	Institutional Class	7.53%	7.53%

RBC CAPITAL MARKETS CORP FBO WALLACE GLOBAL FUND II PAX ACCOUNT 1990 M STREET NW SUITE 250 WASHINGTON DC 20036-3430	High Yield Bond Fund	Institutional Class	7.27%	0.00%

MENNONITE FOUNDATION FBO MENNONITE EDUCATION AGENCY INVESTMENT FUND LLC P O BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	High Yield Bond Fund	Institutional Class	5.02%	0.00%

CHARLES SCHWAB & CO.,INC. SPECIAL CUSTODY ACCOUNT FOR CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Women’s Equality Fund	Institutional Class	70.69%	0.00%

MLPF&S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Global Women’s Equality Fund	Institutional Class	10.10%	0.00%

NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Small Cap Fund	Institutional Class	31.15%	0.00%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Small Cap Fund	Institutional Class	24.08%	0.00%

DBTCO 0 PO BOX 747 DUBUQUE IA 52004-0747	Small Cap Fund	Institutional Class	12.22%	0.00%

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MLPF&S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	International Fund	Institutional Class	24.45%	0.00%

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	International Fund	Institutional Class	8.69%	0.00%

FIRST CLEARING LLC A/C 6853-3655 2801 MARKET ST SAINT LOUIS MO 63103-2523	International Fund	Institutional Class	8.10%	0.00%

FIRST CLEARING LLC A/C 2895-4983 2801 MARKET ST SAINT LOUIS MO 63103-2523	International Fund	Institutional Class	5.97%	0.00%

FIRST CLEARING LLC A/C 5489-8453 2801 MARKET ST SAINT LOUIS MO 63103-2523	International Fund	Institutional Class	5.69%	0.00%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Environmental Markets Fund	Institutional Class	44.50%	0.00%

NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Global Environmental Markets Fund	Institutional Class	11.39%	0.00%

RAYMOND JAMES & ASSOC INC WENDY JAMES SELDON FAMILY TRUST ASHLAND OR	Global Environmental Markets Fund	Institutional Class	5.47%	0.00%

ING LIFE INSURANCE & ANNUITY CO ATTN FUND OPERATIONS MAILSTOP B3S 1 ORANGE WAY WINDSOR CT 06095-4774	Balanced Fund	Class R	52.37%	0.00%

AMERICAN UNITED LIFE UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	Balanced Fund	Class R	32.97%	0.00%

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ING LIFE INSURANCE & ANNUITY CO ATTN FUND OPERATIONS MAILSTOP B3S 1 ORANGE WAY WINDSOR CT 06095-4774	Growth Fund	Class R	71.40%	0.00%

MG TRUST COMPANY CUST FBO FRANCISCAN FRIARS OF CA 401(K) PLN 700 17TH STREET SUITE 300 DENVER CO 80202-3531	Growth Fund	Class R	9.68%	0.00%

MID ATLANTIC TRUST COMPANY FBO SEPI ENGINEERING AND CONSTRUCT 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Growth Fund	Class R	6.47%	0.00%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 768 DEFENDERS OF WILDLIFE 1130 17TH ST. NW WASHINGTON DC 20036-4604	Growth Fund	Class R	5.49%	0.00%

ING LIFE INSURANCE & ANNUITY CO ATTN FUND OPERATIONS MAILSTOP B3S 1 ORANGE WAY WINDSOR CT 06095-4774	High Yield Bond Fund	Class R	95.13%	0.00%

NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	International Fund	Class R	72.31%	0.00%

MID ATLANTIC TRUST COMPANY FBO ENVIRONMENTAL MANAGEMENT ASSOC 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	International Fund	Class R	8.34%	0.00%

SCOTT LEWIS FBO BRIGHTWORKS NORTHWEST LLC 401(K) PROFIT SHARING PLAN & TRUST PO BOX 10579 PORTLAND OR 97296-0579	International Fund	Class R	5.24%	0.00%

NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Small Cap Fund	Class R	34.91%	0.00%

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MID ATLANTIC TRUST COMPANY FBO SILVERMAN TRYKOWSKI ASSOCIATES 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Small Cap Fund	Class R	13.25%	0.00%

MG TRUST COMPANY CUST FBO SALEM ALLIANCE CHURCH 403(B) PLAN 700 17TH STREET SUITE 300 DENVER CO 80202-3531	Small Cap Fund	Class R	12.42%	0.00%

MID ATLANTIC TRUST COMPANY FBO ENVIRONMENTAL MANAGEMENT ASSOC 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Small Cap Fund	Class R	12.42%	0.00%

MG TRUST COMPANY CUST FBO THE 401(K) PS PLAN FOR BIOHABITATS 700 17TH STREET SUITE 300 DENVER CO 80202-3531	Small Cap Fund	Class R	6.97%	0.00%

MID ATLANTIC TRUST COMPANY FBO SILICON VALLEY BICYCLE COALITI 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Small Cap Fund	Class R	6.49%	0.00%

COUNSEL TRUST DBA MATC FBO ORYANA FOOD COOPERATIVE INC 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Small Cap Fund	Class R	5.34%	0.00%

AMERICAN UNITED LIFE UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	Global Environmental Markets Fund	Class R	40.88%	0.00%

NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Global Environmental Markets Fund	Class R	32.33%	0.00%

MG TRUST COMPANY CUST FBO SERVICE EMPLOYEES INTERNATIONAL UNI 700 17TH STREET SUITE 300 DENVER CO 80202-3531	Global Environmental Markets Fund	Class R	11.90%	0.00%

The officers and trustees of the Trust, as a group, own less than one percent (1%) of the outstanding shares of each class of shares of the Funds and of the Trust.

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CODE OF ETHICS

The Funds as well as each of the Adviser and the Sub-Adviser have adopted a Code of Ethics (the “Code of Ethics”) under Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations.

PROXY VOTING GUIDELINES

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities held by the Funds have been included as Appendix A hereto.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800-767-1729 or by visiting Pax World’s website at www.paxworld.com, and is available without charge by visiting the Securities and Exchange Commission’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER AND SUB-ADVISER

GENERAL

Pax World Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, NH, 03801 is the adviser to the Funds. The Adviser succeeded to the business of Pax World Management Corp. on January 1, 2010. Pax World Management Corp. was originally organized in 1970. As of December 31, 2012, the Adviser had approximately $2.7 billion in assets under management. The Adviser currently manages investments for clients other than the Funds, and may continue to do so in the future.

Substantially all of the Adviser’s capital stock is currently owned by Mr. Laurence A. Shadek and members of his family. As a result, the Shadek family may be deemed to “control” the Adviser.

Impax Asset Management Ltd. (“IAM”) is the sub-adviser of the Global Environmental Markets Fund. The Sub-Adviser is authorized and regulated by the Financial Services Authority of the United Kingdom. It is a wholly-owned subsidiary of Impax Group plc, the shares of which are publicly traded on the Alternative investment Market of the London Stock Exchange. IAM has principal offices at  Norfolk House, 31 St. James Square, London, SWIY 4JR, United Kingdom.

The Sub-Adviser, as of December 31, 2012, had approximately $3.0 billion of funds under management. IAM is the manager or sub-adviser of 26 funds that invest globally in the stocks of companies that are active in “green markets,” particularly in the alternative energy, energy efficiency, water infrastructure and technologies, pollution control, waste management and technologies and environmental support services sectors. The Sub-Adviser has been providing financial advisory services to companies in environmental markets since 1994.

ADVISORY AGREEMENT

Pursuant to the terms of an investment advisory agreement (the “Management Contract”), the Adviser, subject to the supervision of the Board, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objective, investment programs and policies.

Pursuant to the Management Contract the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

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	Average Net Asset Value of Fund
Fund	Up to $ 25M		Over $ 25M
Balanced Fund	0.75	%(1)	0.50%

Fund	Annual Rate
Growth Fund	0.75%
Small Cap Fund	0.75%
International Fund	0.85%
High Yield Bond Fund	0.50%
Global Women’s Equality Fund	0.75%
Global Environmental Markets Fund	0.90%

(1)     The Management Contract provides that the Balanced Fund’s effective advisory fee rate will not exceed 0.70%.

Under the Management Contract, any liability of the Adviser to the Funds and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith or gross negligence or the reckless disregard of its duties.

The Management Contract may be terminated with respect to a Fund at any time on at least 30 days, but no more than 60 days, written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of such Fund. The Management Contract will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Adviser.

The following table shows the amount of the advisory fee paid to the Adviser by each Fund for the years ended December 31, 2012, 2011 and 2010:

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund	High Yield Bond Fund	Global Women’s Equality Fund	Global Environmental Markets Fund
Year ended December 31, 2012	$9,268,538	$956,344	$115,367	$358,565	$2,408,041	$260,429	$418,661
Year ended December 31, 2011	$9,724,333	$917,409	$98,480	$293,795	$2,190,255	$291,138	$318,698
Year ended December 31, 2010	$9,564,513	$779,956	$47,016	$167,683	$1,889,621	$245,245	$215,737

SUB-ADVISORY AGREEMENT

Pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”), IAM manages the Global Environmental Markets Fund’s portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of the Fund and the determination of the Adviser that the contemplated investments satisfy the sustainable investing criteria applied to the Fund.

The Sub-Advisory Agreement is terminable without penalty by the Fund on sixty days written notice when authorized either by majority vote of the Fund’s outstanding voting shares or by a vote of a majority of its Disinterested Trustees, or by the Sub-Adviser on sixty days written notice, and will automatically terminate in the event of their assignment. The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub Adviser, or of reckless disregard of its obligations thereunder, the Sub-Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

For its services under the Sub-Advisory Agreement, the Sub-Adviser receives from the Adviser a fee equal to 0.45% per annum of the Fund’s average daily net assets from the Adviser’s advisory fee (the “Sub-Advisory Fee”). The fees are accrued daily and

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paid monthly. The Sub-Adviser, at its discretion, may voluntarily waive all or a portion of the Sub-Advisory Fee. Investment advisory fees and operating expenses which are attributable to each Class of the Fund will be allocated daily to each Class based on the relative values of net assets at the end of the day. Additional expenses for shareholder services and distribution services provided by participating organizations to Fund shareholders may be compensated by ALPS Distributors, Inc. from its own resources which includes the shareholder servicing fees and past profits, or by the Adviser and/or Sub-Adviser from their own resources which includes the Advisory or Sub-Advisory Fee and administrative services fee. Expenses incurred in the distribution and the servicing of Institutional Class shares shall be paid by the Adviser. (See “Distribution and Service Plans” herein.)

DISTRIBUTOR

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Distributor”), serves as the principal underwriter of the Funds’ shares pursuant to a distribution contract with the Trust. The Distributor has no obligation to buy the Funds’ shares, and purchases the Funds’ shares only upon receipt of orders from authorized financial services firms or investors.

CUSTODIAN

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (“State Street”), serves as custodian of the Funds’ portfolio securities and cash, including the Funds’ foreign securities, and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Funds. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board at a foreign branch of a qualified U.S. bank, with an eligible foreign sub-custodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Funds’ “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board reviews annually the continuance of foreign custodial arrangements for the Funds, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

TRANSFER AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, MA 02169 (the “Transfer Agent”), serves as the transfer agent and dividend disbursing agent for the Funds. The Transfer Agent provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account, and monthly inactive zero balance account fees. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. Shareholder inquiries relating to a shareholder account should be directed in writing to Pax World, P.O. Box 55370, Boston, MA 02205-5370 or by telephoning Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern time.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Funds’ independent registered public accounting firm, and in that capacity audits the Funds’ annual financial statements.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

The Adviser and the Sub-Adviser are responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect such transactions and the negotiation of brokerage commissions relating to such transactions, if any. Investment decisions for the Funds and for the other investment advisory clients of the Adviser and the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or the Sub-Adviser. Thus, a particular security may be bought or sold for

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certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Funds and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the relevant Fund and clients in a manner deemed fair and reasonable by the Adviser or the Sub-Adviser. The Adviser or the Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s or the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates. Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation payable to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and United States Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

BROKERAGE SELECTION

The Adviser and the Sub-Adviser place orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of a Fund, the Adviser or the Sub-Adviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser or the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and the Sub-Adviser receive services from many broker-dealers with which the Adviser or the Sub-Adviser places the Funds’ portfolio transactions. These services include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser or the Sub-Adviser in advising other clients (including the Funds). The advisory fees paid by the Funds are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser or the Sub-Adviser from expenses it might otherwise bear.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) the Adviser or the Sub-Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in Section 28(e)) an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser or the Sub-Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the advisory accounts for which the Adviser or the Sub-Adviser exercises consistent discretion.

The Adviser or the Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Funds when, in the judgment of the Adviser or the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to rules of the Securities and Exchange Commission, a broker-dealer that is an affiliate of a Fund may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated

55

broker dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable Securities and Exchange Commission rules, the Board has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

BROKERAGE COMMISSIONS

The following table shows the amount of the brokerage commissions paid by each Fund for the years ended December 31, 2010, 2011, and 2012:

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund	High Yield Bond Fund	Global Women’s Equality Fund	Global Environmental Markets Fund
Year-end December 31, 2012	$1,161,419	$47,876	$47,974	$31,518	$1,279,505	$21,792	$79,324
Year-end December 31, 2011	$1,163,170	$42,800	$43,888	$29,633	$859,394	$75,695	$100,424
Year-end December 31, 2010	$1,317,754	$59,098	$33,695	$24,507	$1,148,740	$75,921	$64,141

During 2012, the Balanced Fund paid $32,174 to Bank of America Corp., $264,997 to Barclays Capital, Inc., $65,444 to Deutsche Bank Securities, Inc., $122,626 to Instinet LLC and $80,467 to William Blair & Co., LLC under “soft dollar” agreements, whereby these firms would provide research and brokerage services to the Balanced Fund.

As of December 31, 2012, the Funds owned the following securities of the Funds’ regular brokers or dealers (as defined in the 1940 Act) or their parents:

			Type of Security
Fund	Broker/Dealer		D=Debt; E=Equity	Amount
Pax World Balanced Fund	JPMorgan Chase & Co	.	E	$12,827,148
Pax World Balanced Fund	JPMorgan Chase & Co	.	D	$15,566,946
Pax World Balanced Fund	State Street Corp.		E	$12,720,906
Pax World Balanced Fund	State Street Corp.		D	$4,547,360

Pax World Growth Fund	JPMorgan Chase & Co	.	E	$1,324,596
Pax World Growth Fund	State Street Corp.		E	$1,910,957

CAPITAL STOCK AND OTHER SECURITIES

The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, which shares are currently divided into five classes: Class A, Class C, Individual Investor Class, Institutional Class and Class R shares. Except as noted below, each share of each Fund, regardless of class, has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions within such Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share except that: (i) each class of shares has different class designations; (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; (iii) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. In general, shares will be voted in the aggregate except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. The Funds’ shares do not have cumulative voting rights for the election of trustees. In the

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event of liquidation, each share of each Fund is entitled to its portion of all of such Fund’s assets after all debts and expenses of such Fund have been paid There are no conversion, preemptive or other subscription rights in connection with any shares of any Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.

PRICING OF FUND SHARES

As described in the Prospectus under the heading “How Share Price is Determined,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectus further notes that the NAV of the Funds is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in a Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Funds’ classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ portfolio securities and other assets (including any fair value pricing) and NAV of the Funds’ shares to the Adviser, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Adviser has, in turn, delegated various of these responsibilities to State Street, as the Funds’ custodian and other agents. As described in the Prospectus, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S Dollars using exchange rates obtained from pricing services.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

As described in the Prospectus, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures

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(so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the NYSE Close, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the NYSE Close. As a result, the Funds’ fair value pricing procedures require the Funds to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, existing U.S. Treasury regulations, and other applicable authority, all as in effect on the date of this Statement of Additional Information. These authorities are subject to change by legislative, administrative or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the Funds. Each of the Funds has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things, (a) derive at least ninety percent (90%) of its gross income for each taxable year from (i) interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least fifty percent (50%) of the market value of its total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount not greater than five percent (5%) of the value of its total assets and an amount not greater than ten percent (10%) of the outstanding voting securities of such issuer, and (ii) not more than twenty-five percent (25%) of the value of its total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least ninety percent (90%) of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the ninety percent (90%) gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, one hundred percent (100%) of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than ninety percent (90%) of its income from the qualifying income sources (described in clause (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.  Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

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If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify for such year as a RIC, accorded special tax treatment for such year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Funds intend to distribute at least annually to their shareholders all or substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction), their net tax-exempt income (if any) and their net capital gain. Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates. In the case of  net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gains in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance the Funds will, make this designation if they retain all or a portion of their net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend; (as defined below) its taxable income, and its earnings and profits, a RIC generally may elect to treat all or part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year, after December 31) as if incurred in the succeeding year. If a Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of ninety-eight percent (98%) of its ordinary income for such year and ninety-eight and two-tenths of one percent (98.2%) of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of that year, if the Fund so elects), plus any retained amount from the prior year, that Fund would be subject to a nondeductible four percent (4%) excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or December 31, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also for these purposes, the Funds would be treated as having distributed any amount for which they are subject to income tax for the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the four percent (4%) excise tax, although there can be no assurance that they will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010, (“post-2010 losses”) those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

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See the Funds’ most recent annual shareholder reports for each Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Distributions. For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by that Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to shareholders as long-term capital gains includable in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) generally will be taxable to shareholders as ordinary income.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance.  For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares.  Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” that is eligible for taxation at net capital gain rates, a Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares.

A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than sixty-one (61) days during the one hundred twenty-one (121) day period beginning on the date which is sixty (60) days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, ninety-one (91) days during the one hundred eighty-one (181) day period beginning ninety (90) days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to that Fund’s shares. If the aggregate dividends received by a Fund during any taxable year are ninety-five percent (95%) or more of its gross income (excluding net long-term capital gains less net short-term capital losses), then one hundred percent (100%) of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Distributions on a Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions economically may represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price the shareholder paid. Such

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distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the seventy percent (70%) dividends received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations and reported as such by the Fund for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than forty-six (46) days (ninety-one (91) days in the case of certain preferred stock) during the ninety-one (91) day period beginning on the date which is forty five (45) days before the date on which such share becomes ex-dividend with respect to such dividend (during the one hundred eighty-one (181) day period beginning ninety (90) days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Certain Investments in REITs and Related Investments. A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Funds may also invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued, but which may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the Treasury regulations are expected to provide, that “excess inclusion income” of a RIC, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a Fund directly or indirectly investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax-Exempt Shareholders. Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of

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such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (as described above). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance in respect of CRTs remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Original Issue Discount, Payment-in-Kind Securities, Market Discount and Acquisition Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment- in-kind securities will give rise to income which is required to be distributed and is taxable to shareholders even though the Fund holding the security receives no interest payment in cash on the security during the year.

In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities (including at times it may not be advantageous to do so), if necessary. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend or ordinary dividend, respectively, than they would in the absence of such transactions.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium.  Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond.  In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of

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such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.  In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Derivative Transactions and Related Transactions. If a Fund engages in derivative transactions, including derivative transactions in options, futures contracts, forward contracts, and swap agreements, as well as any of its hedging, short sale transactions, securities loan or similar transactions, may be subject to one or special tax rules (including notional principal contract, constructive sale, mark-to-market, straddle, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, cause adjustments in the holding periods of Fund securities, or convert capital gain or loss into ordinary gain or loss. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Each Fund will monitor its transactions, and will determine whether to make certain applicable tax elections pertaining to such transactions in a manner consistent with the best interests of that Fund.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and  foreign currency-denominated instruments, and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.  In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net-tax exempt income (if any), any distribution of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions. Income received by a Fund (or RICs in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. Shareholders of the majority of the Funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if a fund holds more than 50% in foreign securities it, may (but is not required to) elect to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by such Fund to foreign countries in respect of foreign securities such Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”), if any, could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders.

However, a Fund may elect to avoid the imposition of that tax.  For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC ‘s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.  A Fund also may make an election to mark the gains (and to a

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limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid fund-level taxation. Making either of these elections may therefore require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may also accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

For U.S. federal income tax purposes, a PFIC is any foreign corporation: (i) seventy-five percent (75%) or more of the income of which for the taxable year is passive income, or (ii) where an average of at least fifty percent (50%) of its assets (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Backup Withholding. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN) who has under-reported dividend or interest income or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is twenty-eight percent (28%).

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors should consult their financial intermediaries (if any), as well as their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

Sale, Redemption or Exchange of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than twelve (12) months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six (6) months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased within thirty (30) days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Upon redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged.  See the Fund’s Prospectus for more information.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Non-U.S. Shareholders. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Distribution properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax.

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For distributions with respect to taxable years of a Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts (i) with respect to distributions of amounts (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a ten percent (10%) shareholder of the issuer, (y) that is within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders (a “short-term capital gain dividend”). If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of such an extension would be.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

In order to qualify for any exemptions from withholding described above or for lower withholding rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares in a Fund held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should consult their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty- three (183) days or more during the year of the sale or receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the holder’s sale of shares of the Fund or to the Capital Gain Dividend the holder received (as described below).

Special rules apply to distributions to foreign persons from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the redemption of shares in a RIC that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of the special exceptions, and thus do not expect these special tax rules to apply. Foreign persons should consult their tax advisers regarding the potential effect of these special rules on their investments in the Funds.

If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign persons who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Other Reporting and Withholding Requirements.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA.  If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares.  If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the

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rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as January 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Information set forth in the Prospectus and this Statement of Additional Information which relates to U.S. federal taxation is only a summary of some of the important U.S. federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the U.S. federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information, such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

DISTRIBUTION

As stated in the Prospectus under the caption “Distribution Arrangements,” shares of the Funds are continuously offered through participating brokers that have dealer agreements with the Funds, or that have agreed to act as introducing brokers. Each Fund maintains a distribution expense plan (individually a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act pursuant to which Funds incur the expenses of distributing their shares. Such expenses include (but are not limited to) advertising, compensation to and expenses (including overhead and telephone expenses) of underwriters, dealers and sales personnel who engage in the sale of shares of the Funds, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors total distribution fees of up to twenty-five hundredths of one percent (0.25%), twenty-five hundredths of one percent (0.25%) or fifty hundredths of one percent (0.50%) per annum of its average daily net assets with respect to the Fund’s Individual Investor Class, Class A or Class R shares, respectively. Amounts paid by the Funds under the Plans for advertising, printing, postage and sales-related expenses (travel, telephone, and sales literature) for the fiscal year ended December 31, 2012 are set forth below:

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund	High Yield Bond Fund	Global Women’s Equality Fund	Global Environmental Markets Fund
Advertising	$316,574	$23,187	$3,822	$7,034	$58,237	$55,066	$26,291
Printing	$17,690	$1,792	$839	$910	$3,754	$11,267	$4,957
Postage	$14,692	$1,039	$125	$284	$2,711	$291	$345
Sales	$3,472,136	$292,207	$63,877	$127,077	$994,787	$373,176	$124,972

Financial firms that receive distribution and/or service fees may, in certain circumstances, pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Adviser and its affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of the Funds and for other services such as, without limitation, granting the Adviser access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings. The Adviser and its affiliates typically make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds.

The additional payments described above are made from the Adviser’s own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made, at the discretion of the Adviser to some of the firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed 0.10% of the total Fund assets attributable to that financial firm. In some cases, in addition to payments described above, the Adviser will make

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payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Shareholders should consult their financial advisors and review carefully any disclosure by the financial firms as to compensation received by their financial advisors.

The Adviser expects that firms may be added to this list from time to time. Representatives of the Adviser visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Funds will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

Pursuant to the terms of each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of the Funds. Each report will include an itemization of the distribution expenses incurred by each Fund and the purpose of each expenditure.

Each Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the trustees who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of such Plan or in any agreement related to such Plan (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose. Each Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of stock of such Fund on not more than sixty (60) days, nor less than thirty (30) days, written notice to any other party to such Plan. None of the Funds’ Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class of stock of such Fund, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. None of the Funds will be obligated to pay expenses incurred under such Fund’s Plan if it is terminated or not continued.

Pursuant to the terms of each Plan, the Funds have entered into a distribution agreement (the “Distribution Agreement”) with the Distributor. Under the Distribution Agreement, the Distributor serves as distributor of the Funds’ shares, and for nominal consideration and as agent for the Funds, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal. The Distribution Agreement will continue for an initial two-year term and will continue in effect thereafter from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement may be terminated at any time, without penalty, by a vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund on sixty (60) days written notice to the Distributor or by the Distributor on sixty (60) days written notice to such Fund.

Sales Charges

Moving between share classes

Requests to “move” an investment between share classes (within the same Fund or between different Funds) generally will be processed as an exchange of the shares currently held for shares in the new class or Fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class A shares for Individual Investor Class shares — If a shareholder exchanges Class A shares subject to a contingent deferred sales charge for Individual Investor Class shares, the shares will be subject to any applicable Class A contingent deferred sales charges on shares redeemed within 18 months of the purchase of the relevant Class A shares.

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Class A Purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Adviser, or by his or her designee, Class A shares of the Funds may be sold at net asset value to:

(1)                                 current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the Funds managed by the Adviser, current or retired employees of the Adviser and the Sub-Adviser, certain family members of the above persons, and trusts or plans primarily for such persons;

(2)                                 currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3)                                 currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(4)                                 companies exchanging securities with the relevant Fund through a merger, acquisition or exchange offer;

(5)                                 insurance company separate accounts;

(6)                                 accounts managed by subsidiaries of the Adviser or the Sub-Adviser;

(7)                                 The Adviser, the Sub-Adviser and their affiliated companies;

(8)                                 an individual or entity with a substantial business relationship with the Adviser or the Sub-Adviser or their affiliates, or an individual or entity related or relating to such individual or entity;

(9)                                 wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of the Adviser or the Sub-Adviser and

(10)                          full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•                                          redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

•                                          required minimum distributions from an IRA or other individual-type retirement account used to purchase

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Fund shares in a non-retirement account; and

•                                          death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Funds’ IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by a Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

Sales Charge Reductions and Waivers

Reducing your Class A sales charge

As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the Funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still

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outstanding.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

•                                          individual-type employee benefit plans, such as an IRA, single-participant Keogh type plan, or a participant account of a 403(b) plan that is treated as an individual type plan for sales charge purposes;

•                                          SEP plans and SIMPLE IRA plans;

•                                          business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•                                          trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Funds to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts); or

•                                          endowments or foundations established and controlled by you or your immediate family.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•                                          for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•                                          made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•                                          for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

•                                          for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

•                                          for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes, or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the Funds.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the Funds to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you

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invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the Funds.

Right of reinvestment — As described in the prospectus, certain transactions may be eligible for investment without a sales charge pursuant to the Funds’ right of reinvestment policy. Recent legislation suspended required minimum distributions from individual retirement accounts and employer-sponsored retirement plan accounts for the 2009 tax year. Given this suspension, proceeds from an automatic withdrawal plan to satisfy a required minimum distribution may be invested without a sales charge for the 2009 tax year, or any subsequent period, to the extent such legislation is extended. This policy is subject to any restrictions regarding the investment of proceeds from a required minimum distribution that may be established by the transfer agent.

CDSC waivers for Class A shares

As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•                                          Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•                                          Redemptions through a systematic withdrawal plan (“SWP”). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means:

•                                          in the case of Class A shares, your investment in Class A shares of all the Funds.

CDSC waivers are allowed only in the cases listed here and in the prospectus.

Registration Statement

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration

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statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended December 31, 2012 and the report thereon of Ernst & Young, LLP are incorporated herein by reference to the Funds’ annual report. The financial statements and financial highlights audited by Ernst & Young, LLP for the year ended December 31, 2012 incorporated by reference into the prospectus and this SAI have been so incorporated in reliance upon such report given on its authority as an expert in accounting and auditing. Copies of the annual report are available upon request by writing to Pax World at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801, telephoning Pax World (toll-free) at 800- 767-1729, visiting Pax World’s web site at www.paxworld.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

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APPENDIX A

Pax World Management, LLC Proxy Voting Guidelines

ESG Principles and Proxy Voting

The corporation is a legal device that allows people to contribute knowledge, capital, and labor to create value.  As such, it requires the cooperation of many people, most of them strangers to each other, in order to work toward the common goal of adding value.  That cooperation is defined by corporate governance:  the rules and charter by which corporations are owned, managed, and overseen by shareowners, management, and directors, respectively.

Pax World believes that well-governed companies are attentive not only to the financial interests of their investors, but also to the environmental, social and governance (ESG) concerns that affect shareowners and stakeholders.  These companies openly engage with their stakeholders and consider the long-term implications of their actions with a focus on creating durable, sustainable value.

Just as our ESG criteria helps us identify well-managed companies, shareowner activism helps us continually improve the financial, environmental, social and corporate governance performance of the companies we invest in. One of the ways that we engage with companies is through proxy voting. Pax World seeks to vote proxies in a way that is consistent with our ESG criteria, which we apply to all companies, and the ESG principles and criteria outlined in this document.

Our governance criteria are based on seven principles- loyalty, accountability, transparency, equity, receptiveness, durability, and sustainability- which are explained in further detail in this document.

Pax World acknowledges that the environmental and social challenges companies face generally reflect sector and industry-specific issues; in some cases these challenges may even be company-specific. For these reasons, we address environmental and social matters in this document from a principles approach, as it is impossible to address every specific environmental and social issue that may arise. However, we generally believe that full disclosure of environmental and social policies, programs, and performance are characteristics and enablers of sustainable management, and will, in general, support all efforts for increased ESG disclosure, except where the intent of a specific proposal is clearly counter to the advancement of sustainable management.

Our goal in shareowner engagement and proxy voting is to promote the long-term, sustainable growth of our investments by encouraging sound and sustainable governance of corporations.

Global Best Practices and International Proxy Voting

Pax World invests in companies in a variety of countries and markets, voting proxies around the globe each year. Every market has unique rules, reporting requirements, and ESG practices and standards. Pax World strives to stay abreast of new and emerging issues in these markets, and how they relate to global best practices for ESG issues. Pax World seeks to vote all proxies in accordance with these ESG principles, but will also consider specific environmental, social, and governance practices and disclosure standards in each market.

Where we see room for improvement in a specific market we seek to work with other institutional shareowners to encourage reform or improvement. Pax World may also engage specific issuers, industries, or international market regulators, when appropriate, to inform them of global best practices and to outline how they may improve ESG performance or disclosure.

Governance

As investors, we want the companies we invest in to prosper.  We invest in them precisely because we believe that they offer the best opportunities to create long-term, sustainable value for our shareowners.  In order to create that value, we believe that companies must be managed according to seven principles of sustainable governance:  loyalty, accountability, transparency, equity, receptiveness, durability, and sustainability.  These principles are reflected throughout our Proxy

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Voting Guidelines and are used as a guide to voting when new issues emerge.

These principles are interrelated and interdependent.  For example, the duty of loyalty can be compromised if there is not equity among shareowners; accountability demands transparency; durable value cannot be created without fidelity to the principle of sustainability.  But we believe that these principles also have important unique characteristics, despite their interrelatedness.

Loyalty.  The primary duty of the board of directors is to oversee management on behalf of, and in the interest of, shareowners.  No modern publicly-traded corporation can possibly be run on a day to day basis by a consensus of its owners, the shareowners.  Shareowners elect directors to guide and monitor the company’s management, to assure that the company is being managed in such a way as to safeguard the interests and assets of its owners, rather than in the managers’ own interest.  This is the duty of loyalty.

Accountability.  Accountability is central to the effective functioning of a governance structure. At well-governed companies, the board is accountable to shareowners for its stewardship and oversight of management. Management is accountable to directors and shareowners. Each of these parties has some accountability to the company’s internal and external stakeholders. We believe that full accountability is necessary for the creation of sustainable value.  Accountability should be built into the major governing structures of all corporations and their boards.

Transparency.  There can be no accountability without transparency.  Shareowner trust in directors and managers must be built on a foundation of information.  To be transparent, corporate disclosures must also be understandable: as free as possible of jargon and technical language that often serves to intimidate and obscure, rather than illuminate.

Equity.  Accountability depends on the ability of shareowners to express their views, at a minimum through the proxy vote.  Unequal voting rights, such as dual share classes or voting right ceilings, create a condition in which management is able to concentrate voting rights in its own hands.  Since the proxy, and the shareowner vote, is the primary mechanism to enforce accountability, the existence of unequal voting rights runs counter to the principle of accountable corporate governance.

Receptiveness.  Managers will always know more about the enterprises they manage than the shareowners, and it is impractical to think that shareowner activism can be a substitute for managerial judgment and acumen, or the directors’ oversight and counsel.  However, it is also important for corporations to be able to hear the concerns of their shareowners, for no management team or board of directors can anticipate every issue or create perfect strategy, all the time. For the directors to exercise loyalty and the management accountability there must be reasonable provisions for shareowners to express their views and preferences with directors, at a minimum, and preferably with management as well.  Similarly, the board should be responsive to shareowner sentiment and take action when shareowner proposals receive significant support from shareowners.

Durability.  Pax World is a long-term investor.  While some new information can and should make a difference over very small timeframes, we believe many determinants of value—intelligent strategy and sustainable management—are generally long-term in nature and do not shift as frequently or as much as do security prices. This is not a new idea:  a quarter-century ago, Robert Shiller showed that stock prices were far more volatile than any tangible measure of corporate value, such as discounted cash flows. In our view, much of the activity in stock markets puts far too much emphasis on short-term information and too little on more durable measures.

Sustainability.  Sustainability is the best foundation on which to build long-term financial value. While there have been enormous profits made in the short run by consciously unsustainable practices, we believe that corporations’ ability to hide unsustainable operations, or to persist in pursuing them for years, is increasingly limited by the global spread of watchdogs with more sophisticated communications and information technology.  The gap between unsustainable exploitation and possible reputational damage is shrinking.

Reputation is important to corporations, and therefore to their investors. But it is by no means the only reason for our emphasis on sustainability. In 1986, when the population of the Earth first exceeded 5 billion people, we began to outstrip the long-term carrying capacity of the planet, and we have been drawing down the Earth’s endowment of resources ever since.  We no longer have the luxury of worrying about sustainability on some undefined tomorrow.  We face a

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sustainability crisis today, and through these Proxy Voting Guidelines Pax World hopes to make a positive contribution toward stemming and ultimately reversing that crisis.

These principles are reflected throughout our Proxy Voting Guidelines and are used as a guide to voting when new issues emerge.

Director Elections

Directors are stewards of shareowner interests. An effective board is independent in letter and action, elected annually, diverse, attentive and accountable. Though national and state standards of governance may vary, these principles of directorships are constant.

Pax World will generally withhold from or vote against slates of director nominees in the following situations:

•                  When there are no women on the board of directors, in countries where the average percentage of women on boards of directors of publicly traded companies is generally less than 5 percent.

•                  When there are no minorities on the board of directors. In cases where we are unable to determine the racial or gender make-up of the board of directors, Pax World will assume that the board is lacking this diversity and will vote accordingly.

•                  When the board is elected in staggered classes and has not disclosed plans to declassify the board.

•                  When there are significant takeover defenses in place that we believe prevent minority shareowners from having a significant voice in a company’s governance practices.

•                  When the company has implemented what we believe are significant changes without shareowner approval. Examples of significant changes may include, but are not limited to, reincorporation, options repricing, or the adoption of a poison pill.

•                  When a resolution receives majority support from shareowners and the board fails to take steps to implement the provisions of the resolution.

•                  When the board is not majority independent or does not meet market standards of independence, whichever is greater.

•                  When major governance failures or acts of fraud have occurred that we believe have not been sufficiently addressed by the company.

•                  When the company has not disclosed the identities of director nominees to all shareowners.

•                  Pax World will generally withhold from or vote against certain board committee members in the following situations:

•                  From audit committee members when the company has not sought ratification of auditors by shareowners.

•                  From audit committee members when the company is not in compliance with financial reporting standards such as Sarbanes-Oxley Act Section 404.

•                  From the audit committee when the company has indemnified its auditors from liability.

•                  From compensation committee members when we believe compensation is not effectively linked to performance, when it does not include both upside and downside risk, when it includes tax gross-ups as a perquisite, when the total amount of perquisites not linked to performance is high compared with peers, when different peer groups are used to benchmark performance and compensation, or when the compensation committee changes performance hurdles for performance-based compensation, except in extraordinary circumstances.

•                  From the compensation committee when we determine that there is inadequate disclosure related to the use of compensation consultants, including fees paid to compensation consultants.

•                  Pax World will generally withhold from or vote against individual nominees in the following situations:

•                  In countries where the percentage of women on boards of directors is more than 5 percent, Pax World will withhold from or vote against male director nominees when there are less than two women on boards of directors.

•                  From a director and nominating committee chair when the director is employed full-time and serves on three or more public or private company boards.

•                  From a director that has failed to attend at least 75% of board meetings in the last year.

•                  From the CEO and nominating committee chair when the positions of CEO and Chair are held by the same person and a lead independent director has not been appointed.

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•                  From any director that we believe has a conflict of interest, is engaged in interlocking directorships, or related party transactions.

•                  From the nominating committee chair when the audit, compensation and nominating committees are not comprised entirely of independent directors.

•                  From the board Chair or controlling shareowner when there are unequal voting rights in place or a controlling shareowner.

•                  From problem directors, such as those that have been at other corporations where we believe there have been significant financial or governance failures.

Compensation

Compensation should be designed to create an incentive for long-term performance and to align the interests of executives and employees with the interests of shareowners. Compensation practices should be evaluated not only on the quantity of awards or potential awards, but also on the quality of the compensation and related disclosure. Compensation and performance metrics should be disclosed in plain English with a level of specificity that clearly outlines the purpose of compensation and how the compensation components are aligned with that purpose.  In addition, compensation practices should instill accountability through an advisory vote on compensation, clawback provisions in the event of restatements or other instances of fraud or malfeasance, and shareowner approval of all employment contracts.  To ensure that compensation is fair and reasonable, we believe that performance hurdles should be indexed to peers or industry performance, that compensation plans should prohibit repricing (except in extenuating circumstances) and that CEOs should be prohibited from engaging in hedging.

Executive Compensation

Executive compensation should attract well-qualified executives; create an incentive for them to perform well and in shareholders’ best interest and reward good performance.

Fair. Compensation should reflect performance both on the upside and the downside; it should be in line with compensation at peer companies (indexed to peer or industry performance) and should be reasonable when compared to other employees at the company.

Performance-Based. Compensation should be linked to performance in such a way that it creates incentives for executives to perform well in the long term. It should also include down-side risk and should not allow hedging or other practices that remove the link between performance and compensation.

Long-Term. Compensation should be designed to drive long-term, durable performance and should, therefore, be linked to performance metrics (financial, environmental, social, or governance related) that are aimed at long-term performance

Transparent. Executive compensation should be straightforward and clear. For US companies, it should be written in plain English, as the SEC has repeatedly emphasized.

Pax World will generally vote against executive compensation packages that meet a significant number of the following criteria:

•                  Include the use of tax gross-ups

•                  Include what we believe are a significant numbers of perquisites unless they are considered to be in the best interest of shareowners (such as security plans).

•                  Include stock option awards to executives that we believe are excessive relative to other types of compensation and compared with peers, especially when the executives to whom the options would be awarded already own large numbers of shares (in which case further awards would have limited impact on executive incentives)

•                  Include stock awards that vest based solely on tenure rather than performance

•                  Include compensation based on the performance of a defined benefit pension plan

•                  Include retirement plans that are not available to all employees

•                  Include significant factors that are not linked to performance. Examples may include, but are not limited to, Golden Parachutes, Golden Hellos, and Golden Coffins.

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Pax World will generally vote in favor of proposals that we believe promote accountability in compensation practices, such as proposals for the adoption of an advisory vote on executive compensation. Pax World will generally vote in favor of proposals that we believe are consistent with the principles of executive compensation outlined above.

Director Compensation

Pax World concurs with the Council of Institutional Investors that director compensation is intended to attract and retain highly qualified directors, and to align their interests with those of shareowners. Director compensation should be designed to uphold the following principles:

Talent. Director compensation should help attract and retain qualified individuals to serve as directors.

Shareowner Stewardship. Directors are stewards of shareowner interests. For this reason, director compensation plans should align the interests of directors and shareowners.

We believe that an effective director compensation plan should include equity grants that vest immediately, require that directors hold a minimum amount of shares and should exclude stock options and other performance-based components and perquisites.

•                  Pax World will generally vote on director compensation plans in accordance with these principles.

Omnibus Compensation Plans

Pax World believes that compensation plans can be an effective way to create incentives for improved performance throughout the organization. They can also help attract and retain talented employees. Omnibus compensation plans should be designed compensate a broad base of employees and align their interests with those of shareowners. Plans should be renewed in a timely manner and companies should provide detailed information about the specifics of the plan.

•                  Pax World will generally vote against compensation plans when the company’s overall dilution, including dilution associated with the proposed plan, exceeds 10% and the company’s burn rate exceeds 2%.

•                  Pax World will generally vote against compensation plans that allow reloading of stock options.

•                  Pax World will generally vote against plans that allow repricing of stock options. Pax World may support stock option repricing if the company indexes options to peers and we determine that the company’s performance is tied to general market or industry trends.

•                  Omnibus Plan Renewals: Pax World will vote omnibus compensation plan renewals case-by-case taking into consideration the timeliness of the renewal and the level of detail provided by the company about the plan.

•                  Employee Stock Purchase Plans: Pax World will generally vote in favor of employee stock purchase plans when the discount price associated with the plan is 85% or higher and the purchase window is reasonable.

Compensation Consultants

Pax World acknowledges that the use of compensation consultants by compensation committees is common. Pax World believes that companies that use compensation consultants should disclose information about the fees paid to compensation consultants so that investors can determine if a potential conflict of interest exists. Since shareowners generally do not have the option to vote on the use of compensation consultants, or the compensation consultants themselves, issues related to compensation consultants are generally addressed through compensation committee director elections. See director elections for information about how Pax World generally votes on matters related to compensation consultants.

Shareowner Rights

Shareowners have a vested interest in the direction of the companies they own, an interest that directors are obliged to protect. Because of this relationship, shareowners should have access to directors through channels that are independent of management. Shareowner access to directors and the proxy provides a system of accountability between the executives, directors and shareowners.

•                  Nominate Director Candidates: Pax World will generally vote in favor of proposals that make it easier for shareowners to nominate directors candidates. Pax World will generally vote against proposals that make it more difficult for shareowners to nominate director candidates.

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•                  Written Consent: Pax World will generally vote in favor of proposals that decrease or remove restrictions on the ability of shareowners to act by written consent. Pax World will generally vote against proposals that seek to limit shareowner ability to act by written consent.

•                  Special Meetings: Pax World will generally vote in favor of proposals that decrease or remove restrictions on shareowner ability to call special meetings. Pax World will generally vote against proposals to restrict shareowner ability to call special meetings.

•                  Supermajority Voting: Pax World will generally vote in favor of proposals to lower requirements for supermajority voting. Pax World will generally vote against proposals to adopt or raise supermajority voting requirements.

•                  Cumulative Voting: Pax World will generally vote in favor of proposals to adopt cumulative voting and against proposals to eliminate cumulative voting.

•                  Reincorporation: Pax World will generally vote in favor of management proposals that require a company to reincorporate in a state with stronger protections of shareowner rights. Pax World will vote shareowner proposals requiring reincorporation on a case-by-case basis.

Capital Structure

Pax World believes that companies should have the ability to raise capital or alter the capital structure of the company, within reasonable limits, to enable it to operate effectively and efficiently while not harming or diluting shareowner value.

•                  Pax World will generally vote in favor of proposals that seek to increase share capital up to 20% when all shareowners are entitled to participate equally. Pax World will generally vote in favor of proposals that seek to increase the share capital up to 5% when all shareowners are not entitled to participate equally.

•                  Pax World will generally vote in favor of share buybacks unless there are indications that the buyback is not in the best interest of shareowners.

Board Structure & Procedures

•                 Board Size: Pax World believes that boards of directors should be large enough to include diverse ideas and perspectives and to manage the workload of the board of directors, but not too large so as inhibit effective decision making. Pax World will generally vote in favor of proposals that seek to set the board size between six and 15 members.

•                  Board Structure: Pax World prefers directors to be elected annually and boards that are comprised by a majority of independent directors. For these reasons, Pax World will generally vote in favor of proposals that seek the declassification of boards and the elimination of a two-tiered board structure. Accordingly, Pax World will generally vote against proposals to adopt staggered director elections or a two-tiered structure.

•                  Independent Chair: Pax World will generally vote in favor of proposals that would require that the board include an independent Board Chair. Pax World will generally abstain from proposals that would require that the board include a lead independent director as we believe that a lead independent director is a less effective means to increase board independence than an independent chair.

•                  Ratification of Board Acts, Director Liability and Indemnification: Pax World will generally vote against proposals that could limit directors’ liability for unspecified acts.  Pax will vote on a case by case basis for proposals to limit directors’ liabilities in specific circumstances.

•                  Diversity: Pax World will generally vote in favor of proposals that would require the board to consider women and minority candidates in every director search.

•                  Director Terms: Pax World will generally vote against proposals that seek to limit the tenure of independent directors.

Operational Matters

Shareowner meetings represent a formal engagement between companies and their owners, the shareowners. As part of this process, shareowner approval may be sought on certain routine or operational items. In general, shareowners should be provided adequate time and materials to consider agenda items. Shareowners should have reasonable access to the board in general and at shareowner meetings. Shareowners should be provided information to evaluate the independence of key support services, such as auditors and compensation consulting services. In addition, operational and routine matters should provide a system of checks and balances between management, shareowners, and the board.

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•                  Adjourn meeting: Pax World will generally vote in favor of proposals to adjourn meetings, but will generally vote case-by-case to adjourn the meeting in proxy contests.

•                  Transact Other Business: Pax World will generally vote against proposals to transact other business that may come before the meeting, expect in instances where adequate disclosure has been provided to effectively evaluate what this business may entail.

•                  Meeting Formalities: Pax World will generally vote in favor of proposals to carry out meeting formalities.

•                  Alter Meeting Date, Time or Location: Pax World will generally vote proposals to alter meeting date, time or location on a case-by-case basis.

•                  Auditor Ratification & Audit Fees: In evaluating auditor ratification and audit fees, Pax World will consider auditor independence. Pax World will generally vote in favor of proposals to ratify auditors or audit fees unless the auditor is not independent or has an agreement with the company that calls into question the auditor’s independence, has rendered an inaccurate opinion regarding the company’s financial reports or position, or received non-audit related fees that comprise more than 25% of total fees received from the company.

•                 Auditor Indemnification or Limitation of Liability: Auditors should be independent of the company and accountable to both the company and its shareowners. Pax World will generally vote against proposals that seek to limit liabilities for or indemnify auditors.

•                  Statutory Auditors: Though Pax World prefers that auditors are independent, we recognize that in certain markets it is customary to have inside auditors. Pax World will vote on statutory auditor matters on a case-by-case basis.

Takeover Defenses

Pax World believes the takeover defenses can prevent management from exploring opportunities that may be in the company’s and shareowners’ best interest. Proposals related to takeover defenses should always be put forth for shareowner consideration.

•                  Pax World will generally vote against takeover defense plans, except in situations where we determine that a particular takeover defense is in the best interest of shareowners.

Mergers & Acquisitions

Pax World acknowledges the complex and varied nature of mergers and acquisitions. In evaluating mergers and acquisitions, members of the Sustainability Research and Portfolio Management Departments work in partnership to evaluate the potential financial and ESG strengths and weaknesses of a particular transaction. Pax World generally considers a number of criteria in evaluating the ESG impact of merger and acquisition events including, but not limited to, environment, climate change, community, diversity, gender empowerment, human rights, indigenous peoples’ welfare, labor relations, product safety and integrity, workplace health and safety, and corporate governance. In addition, Pax World may also consider factors such as the industry and geography.

•                  Pax World will vote mergers and acquisitions on a case-by-case basis.

Political Contributions & Lobbying Expenditures

Though Pax World prefers that companies not engage in political activities, we acknowledge that companies do make political contributions and engage in lobbying.

•                  Pax World will generally vote in favor of proposals that would result in increased transparency around political activities and contributions.

Environmental Matters

Every company has some impact on the environment.  Environmental impacts can include consumption of resources, including energy; creation and disposition of waste products (including discharges to all media:  air, water, and soil); and impacts on biodiversity and habitat.  We believe that good stewards of these environmental impacts pay attention to the entire lifecycle of the product in question; disclose policies and performance in enough detail to understand specific areas of risk and opportunity; and are mindful of emerging environmental issues both in their own operations and throughout their supply chains.

Pax World will generally vote in favor of resolutions that ask companies to undertake initiatives to track, report on, and

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manage the environmental impacts of their business, including significant upstream and downstream impacts.  The landscape of corporate environmental impact shifts frequently, and we do not believe it is useful to attempt to enumerate our policy on each issue. The list below includes some of the major environmental issues that have often appeared on corporate proxies.

Climate Change.  Pax believes that well-managed companies are transparent about their own contributions to climate change and report on their own mitigation and adaptation efforts.  The majority of the world’s remaining reserves of fossil fuels cannot be burned before 2050 without committing the world to more than two degrees additional warming.  This concept is termed “unburnable carbon.”  We believe that every company has a role to play in reducing the use of fossil fuels, but that companies in the business of producing these fuels have particular obligations to report on the risks of unburnable carbon.

•                  Pax World will generally vote in favor of proposals that request that companies disclose their potential risks from climate change, or that request disclosure or development of policies or programs to mitigate their climate change risk and impact.

•                  For fossil fuel companies, Pax World will generally vote against or withhold votes from the chair of the risk committee or governance committee if the company does not address at least the physical risks to the company of climate change in its financial reporting, and at best the risks to its business model of unburnable carbon.  If the company does not have a risk or governance committee, Pax will generally vote against or withhold votes from the board chair.

Water. Pax World believes that companies are vulnerable to the risks associated with increasing challenges related to water access, extreme weather and sea-level rise.

•                  Pax World will generally vote in favor of proposals that request that companies acknowledge and report on their water-related risk, or that request disclosure or development of policies and programs to mitigate those risks.

Commitment & Transparency. Pax World believes that companies that disclose their environmental policies, programs and performance are better managed and less likely to experience problems with environmental compliance or suffer reputational damage as a result of environmental mismanagement.  Companies may communicate their environmental policies and commitments through sustainability, GRI reporting, issue-based environmental reporting such as the Carbon Disclosure Project, or as members in industry-specific initiatives such as the Equator Principles and Responsible Care.

•                  Pax World will generally vote in favor of proposals that request that companies adopt policies regarding their environmental commitments and practices and those that request that companies increase reporting of environmental matters.

Social Matters

Pax World believes that well-managed companies are attentive to social impacts, and take appropriate steps to measure, manage, and disclose policies, programs, and performance with respect to social impacts.  Pax World will generally support proposals that request that companies undertake reasonable efforts to measure, manage, and report on their social impacts, including impacts throughout their supply chains.  Corporations have a variety of impacts on society including, but not limited to, the following categories:

Diversity.  Companies that have strong diversity policies and programs and those that disclose the performance and success of those programs are, we believe, less vulnerable to disruptions as a result of workplace strife, exceptional turnover, costly lawsuits and reputational damage.

•                  Pax World will generally vote in favor of proposals that request disclosure of a company’s workforce diversity data and those that request that companies expand their equal employment opportunity statement to include sexual orientation or gender identity.

Gender Empowerment.  Pax World believes that companies that take affirmative steps to attract, retain and promote women and to advance gender equity and women’s empowerment in the workplace and beyond are better-managed

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companies.

•                  Pax World will generally vote in favor of proposals that request the adoption of committee charter language that would require the company to consider female and/or minority candidates in every director search and those that seek increased disclosure of policies and program aimed at promoting gender equity and empowerment.

Human Rights.  Pax believes it is the responsibility of businesses to protect and uphold human rights in their own operations and throughout their supply chain. It is also critical for companies to manage human rights as failing to do so can result in costly legal and reputational risk.

•                  Repressive Regimes: Pax World will generally vote in favor of proposals that request that companies adopt policies regarding, or increase reporting around any involvement with, repressive regimes or conflict zones.

•                  Human Trafficking: Pax will generally vote in favor of proposals that request that companies adopt policies to prohibit human (labor and sex) trafficking or programs to educate employees and consumers about related risks.

•                  Negative Images & Stereotyping: Pax will generally vote in favor of proposals that request that companies develop policies governing the use of images of indigenous peoples, women or other identifiable groups in their advertising, brand, or mascots.

Indigenous Peoples’ Welfare.  Pax World believes a company’s effectiveness in managing indigenous relations is an indicator of management quality. Failing to address indigenous relations issues when they arise can pose reputational, regulatory and financial risks to corporations.

•                  Pax World will generally vote in favor of proposals requesting that companies develop policies or programs to prevent or mitigate harm to indigenous peoples, or that request that companies report on their impacts to indigenous peoples.

Labor Relations. Pax World believes that constructive labor management relations are an indicator of sound management and a sustainable business model.

•                  Pax World will generally vote in favor of proposals that request that companies adopt policies or codes of conduct that address employees’ rights to collective bargaining or other labor relations issues that protect employees’ rights.

Product Safety and Integrity. Pax World believes that a company’s failure to comply with regulatory requirements and problems associated with product safety or product promotion can have far-reaching, negative consequences for consumers and therefore can result in reputational and financial damage to the company. Product recalls, often as a result of product safety issues, in particular, can cause considerable harm to a company’s revenues, reputation, profitability, publicity and brand integrity.

•                  Pax World will generally vote in favor of proposals that request that companies take steps to improve product-related safety performance or report on product safety and integrity issues. These issues may include, but are not limited to, toxicity, animal welfare, nanomaterials, and product recalls.

Workplace Health and Safety. Pax World believes a company’s commitment to workplace and employee safety is a key component of its overall sustainability profile. The costs of workplace accidents can grow quickly when factoring in workers’ compensation payments, legal expenses associated with litigation, regulatory penalties and compliance costs.

•                  Pax World will generally vote in favor of proposals that request that companies adopt policies to address workplace health and safety and increase disclosure of workplace safety practices and performance.

Community. Pax World believes that companies that are committed to having a positive impact on the communities in which they operate tend to be better-managed companies. Not only are these companies better able to avoid reputational and legal risks that can result from negative community relations — positive community relations are often an indication of superior management.

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•                  Pax World will generally vote in favor of proposals that request that companies adopt policies or report on practices that govern community engagement.

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APPENDIX B

WOMEN’S EMPOWERMENT PRINCIPLES

1.                    Establish high-level corporate leadership for gender equality.

a.              Affirm high-level support and direct top-level policies for gender equality and human rights.

b.              Establish company-wide goals and targets for gender equality and include progress as a factor in managers’ performance reviews.

c.               Engage internal and external stakeholders in the development of company policies, programmes and implementation plans that advance equality.

d.              Ensure that all policies are gender-sensitive — identifying factors that impact women and men differently — and that corporate culture advances equality and inclusion.

2.                    Treat all women and men fairly at work — respect and support human rights and nondiscrimination.

a.              Pay equal remuneration, including benefits, for work of equal value and strive to pay a living wage to all women and men.

b.              Ensure that workplace policies and practices are free from gender-based discrimination.

c.               Implement gender-sensitive recruitment and retention practices and proactively recruit and appoint women to managerial and executive positions and to the corporate board of directors.

d.              Assure sufficient participation of women — 30% or greater — in decision-making and governance at all levels and across all business areas.

e.               Offer flexible work options, leave and re-entry opportunities to positions of equal pay and status.

f.                Support access to child and dependent care by providing services, resources and information to both women and men.

3.                    Ensure the health, safety and well-being of all women and men workers.

a.              Taking into account differential impacts on women and men, provide safe working conditions and protection from exposure to hazardous materials and disclose potential risks, including to reproductive health.

b.              Establish a zero-tolerance policy towards all forms of violence at work, including verbal and/or physical abuse, and prevent sexual harassment.

c.               Strive to offer health insurance or other needed services — including for survivors of domestic violence — and ensure equal access for all employees.

d.              Respect women and men workers’ rights to time off for medical care and counseling for themselves and their dependents.

e.               In consultation with employees, identify and address security issues, including the safety of women traveling to and from work and on company-related business.

f.                Train security staff and managers to recognize signs of violence against women and understand laws and company policies on human trafficking, labour and sexual exploitation.

4.                    Promote education, training and professional development for women.

a.              Invest in workplace policies and programmes that open avenues for advancement of women at all levels and across all business areas, and encourage women to enter nontraditional job fields.

b.              Ensure equal access to all company-supported education and training programmes, including literacy classes, vocational and information technology training.

c.               Provide equal opportunities for formal and informal networking and mentoring.

d.              Offer opportunities to promote the business case for women’s empowerment and the positive impact of inclusion for men as well as women.

5.         Implement enterprise development, supply chain and marketing practices that empower women.

a.              Expand business relationships with women-owned enterprises, including small businesses, and women entrepreneurs.

b.              Support gender-sensitive solutions to credit and lending barriers.

c.               Ask business partners and peers to respect the company’s commitment to advancing equality and inclusion.

d.              Respect the dignity of women in all marketing and other company materials.

e.               Ensure that company products, services and facilities are not used for human trafficking and/or labour or sexual exploitation.

6.                    Promote equality through community initiatives and advocacy.

a.              Lead by example — showcase company commitment to gender equality and women’s empowerment.

83

b.              Leverage influence, alone or in partnership, to advocate for gender equality and collaborate with business partners, suppliers and community leaders to promote inclusion.

c.               Work with community stakeholders, officials and others to eliminate discrimination and exploitation and open opportunities for women and girls.

d.              Promote and recognize women’s leadership in, and contributions to, their communities and ensure sufficient representation of women in any community consultation.

e.               Use philanthropy and grants programmes to support company commitment to inclusion, equality and human rights.

7.                    Measure and publicly report on progress to achieve gender equality

a.              Make public the company policies and implementation plan for promoting gender equality.

b.              Establish benchmarks that quantify inclusion of women at all levels.

c.               Measure and report on progress, both internally and externally, using data disaggregated by gender.

d.              Incorporate gender markers into ongoing reporting obligations.

e.               Incorporate gender markers into ongoing reporting obligations.

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May 1, 2013

PROSPECTUS

The ESG Managers® Asset Allocation Portfolios

ESG Managers® Growth Portfolio

Class A (PAGAX)

Institutional Class (PAGIX)

Class C (PAGCX)

ESG Managers® Growth and Income Portfolio

Class A (PGPAX)

Institutional Class (PMIIX)

Class C (PWCCX)

ESG Managers® Balanced Portfolio

Class A (PMPAX)

Institutional Class (PWPIX)

Class C (PWPCX)

ESG Managers® Income Portfolio

Class A (PWMAX)

Institutional Class (PWMIX)

Class C (PWMCX)

Pax World Management LLC is the investment adviser to ESG Managers® Portfolios

This Prospectus explains what you should know about the funds before you invest. Please read it carefully. The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

ESG Managers® Growth Portfolio	4
Summary of Key Information
Investment Objective	4
Fees & Expenses	4
Example of Expenses	5
Portfolio Turnover	6
Principal Investment Strategies	6
Principal Risks	7
Performance Information	9
Investment Adviser	11
Portfolio Manager	11
ESG Managers® Growth and Income Portfolio	12
Summary of Key Information
Investment Objective	12
Fees & Expenses	12
Example of Expenses	13
Portfolio Turnover	14
Principal Investment Strategies	14
Principal Risks	15
Performance Information	18
Investment Adviser	20
Portfolio Manager	20
ESG Managers® Balanced Portfolio	21
Summary of Key Information
Investment Objective	21
Fees & Expenses	21
Example of Expenses	22
Portfolio Turnover	23
Principal Investment Strategies	23
Principal Risks	24
Performance Information	27
Investment Adviser	29
Portfolio Manager	29

Table of Contents, continued

ESG Managers® Income Portfolio	30
Summary of Key Information
Investment Objective	30
Fees & Expenses	30
Example of Expenses	31
Portfolio Turnover	32
Principal Investment Strategies	32
Principal Risks	33
Performance Information	36
Investment Adviser	38
Portfolio Manager	38
Important Additional Information About the Funds	39
Purchase and Sale of Fund Shares	39
Taxes	39
Payments to Broker-Dealers and Other Financial Intermediaries	39
About the Funds	40
Multi-Manager Approach	40
Principal Investment Strategies Common to the Funds	43
Principal Risks	47
Sleeve Subadviser Investment Strategies	51
Sustainability (Environmental, Social and Governance) Criteria	64
Portfolio Holdings	66
Management, Organization and Capital Structure	66
Investment Adviser	66
Morningstar Associates	67
Sleeve Subadvisers	67
Portfolio Managers	68
How Share Price Is Determined	70
Shareholder Guide	71
Choosing a Share Class	71
Comparison of Share Classes	72
How to Purchase Shares	73
Sales Charges	74
Purchasing Additional Shares	80
How to Sell Shares	82
How to Exchange Shares	85
Frequent Purchases and Redemptions of Fund Shares	86

Table of Contents, continued

Taxes, Dividends and Distributions	87
Taxes	87
Dividends and Distributions	90
Important Note Regarding "Lost Shareholders"	91
Distribution Arrangements	91
Rule 12b-1 Plans	91
Payment for Sub-Transfer Agency Services	92
Additional Payments to Financial Intermediaries	92
Shareholder Services	93
Tax-Deferred Retirement Plans	93
Delivery of Shareholder Documents	94
Financial Highlights	96
Client Privacy Statement	101

ESG Managers Growth Portfolio

(the "Growth Portfolio")

Summary of Key Information

Investment Objective

The Growth Portfolio's investment objective is to seek long-term capital appreciation.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold Class A, Institutional Class or Class C shares of the Growth Portfolio. You may qualify for sales charge discounts for Class A shares if you and your spouse or minor children invest, or agree to invest in the future, at least $50,000 in Class A shares of the Growth Portfolio. More information about these and other discounts is available from your financial intermediary, under "Shareholder Guide—Sales Charges" on page 74 of this Prospectus and under "Distribution and Shareholder Services—Sales Charge Reductions and Waivers" in the Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Class A	Institutional Class	Class C
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	1.00%[1]	None	1.00%[2]

4

Annual Fund Operating Expenses (Expenses You Pay Each Year as a Percentage of the Value of Your Investment)

	Class A	Institutional Class	Class C
Management Fee	0.90%	0.90%	0.90%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses	2.04%	2.04%	2.04%
Acquired Fund Fees and Expenses[3]	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	3.45%	3.20%	4.20%
Contractual Reimbursements[4]	-1.84%	-1.84%	-1.84%
Net Annual Fund Operating Expenses	1.61%	1.36%	2.36%

1This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within 18 months of purchase, with certain exceptions. See "Shareholder Guide—Sales Charges."

2This charge applies to investors who purchase Class C shares and redeem them within one year of purchase, with certain exceptions. See "Shareholder Guide—Sales Charges."

3Acquired Fund Fees and Expenses represent expenses indirectly borne by the Fund through its investment in other investment companies.

4The Adviser has agreed contractually to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses other than those attributable to advisory fees indirectly borne by the Fund through its investment in funds (other than exchange-traded funds) advised by the Adviser), as a percentage of its average net assets, do not exceed the following applicable rate (the "Cap") on an annualized basis on the Class A, Institutional Class and Class C shares, respectively: 1.44%, 1.19% and 2.19%. This reimbursement arrangement will continue in effect until at least December 31, 2015. If the Adviser reimburses expenses of a Fund pursuant to its Cap arrangement, the Adviser may recoup the amount of such reimbursement from such Fund at any time within three years after the year in which the Adviser incurred the reimbursement expense (the "Recovery Period") if, and only to the extent that, the Fund's annualized ordinary operating expense ratio is below the applicable Cap during the Recovery Period.

Example of Expenses

The table below is intended to help an investor compare the cost of investing in shares of the Growth Portfolio with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in shares of the applicable Class for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Class's operating expenses remain the same throughout those periods. Although an investor's actual

5

expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$705	$1,216	$1,935	$3,832
Institutional	$138	$629	$1,341	$3,228
Class C Shares without redemption	$239	$929	$1,828	$4,140
Class C Shares with redemption	$339	$929	$1,828	$4,140

Portfolio Turnover

The Growth Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example of Expenses," affect the Growth Portfolio's performance. During the Growth Portfolio's most recent fiscal year, the Growth Portfolio's portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Growth Portfolio expects to invest (directly or indirectly through mutual funds and/or exchange-traded funds ("ETFs")) almost all of its total assets in equity securities (e.g., stocks), although it may invest a small portion (generally less than 10%) of its total assets in fixed income securities. The Growth Portfolio may invest in domestic securities as well as securities of non-U.S. issuers, including investments in emerging markets.

The Adviser has engaged Morningstar Associates, LLC as a portfolio construction adviser to design an asset allocation strategy for the Growth Portfolio. Morningstar Associates allocates portions of the Growth Portfolio's assets (referred to as "sleeves") to one or more pooled investment vehicles, such as mutual funds or ETFs, and to one or more subadvisers ("Sleeve Subadvisers") engaged by the Adviser to implement the Growth Portfolio's principal investment strategies for a sleeve. The pooled investment vehicles in which the Growth Portfolio invests may or may not be managed by a Sleeve Subadviser. Morningstar Associates may adjust its allocations from time to time. Most of the Sleeve Subadvisers apply their own sustainability or environmental, social and governance ("ESG") criteria to their investments. The Adviser applies its own ESG criteria to the investments of those Sleeve Subadvisers that do not have their own ESG criteria.

6

Principal Risks

The Growth Portfolio is exposed to various risks and you may have a gain or loss when you sell your shares. The principal risks of investing in the Growth Portfolio are summarized below.

•  Market Risk. Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.

•  Allocation Risk. The allocation techniques and decisions of Morningstar Associates, LLC may not produce the desired results.

•  Growth Securities Risk. Growth (equity) securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•  Small- and Medium-Sized Company Risk. Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•  Value Securities Risk. Value securities are securities the Adviser and/or a Sleeve Subadviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

•  Non-U. S. Securities Risk. Non-U.S. securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-U.S. markets may differ from U.S. markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-U.S. investments are also subject to the effects of local political, social, diplomatic or economic events.

•  Emerging Markets Securities Risk. Emerging market securities are likely to have greater exposure to Non-U.S. Securities Risk. In addition, emerging markets generally have less developed economies and securities markets, are more prone to rapid social, political and economic changes, have a higher risk of currency devaluation and have more volatile inflation rates than more developed countries.

7

•  Multi-Manager Risk. Because each Sleeve Subadviser makes independent investment decisions, such investment decisions may not complement one another, leading to unintended results. The use of multiple Sleeve Subadvisers may lead to higher portfolio turnover rates, higher transactions costs and/or disadvantageous tax consequences.

•  Turnover Risk. Frequent changes in the securities held by a Fund increases the Fund's transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund's performance.

•  Acquired Funds Risk. Investments in shares of other investment companies ("acquired funds") are subject to the fees, expenses and risks of those acquired funds. The Fund may be limited in the extent to which it can invest in an acquired fund, and may have limited information about the acquired fund's investments, either of which may adversely affect the management of the Fund. If an acquired fund seeks to track the performance of an index, the value of the Fund's investment in such acquired fund also would fluctuate with the value of the index.

The foregoing descriptions are only summaries. Please see "Principal Risks" on page 47 for more detailed descriptions of the foregoing risks.

As with all mutual funds, investors may lose money by investing in the Growth Portfolio.

8

Performance Information

The bar chart below presents the calendar year total returns for Class A shares of the Growth Portfolio before taxes and sales charges. The bar chart is intended to provide some indication of the risk of investing in the Growth Portfolio by showing changes in the Growth Portfolio's performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Class A at NAV

For the periods shown in the bar chart:	Best quarter: 4th quarter 2011, 10.29%
Worst quarter: 3rd quarter 2011, -17.50%

Average Annual Total Returns The performance table below presents the average annual total returns for Class A, Institutional Class and Class C shares of the Growth Portfolio. The performance table is intended to provide some indication of the risks of investment in the Growth Portfolio by showing how the Fund's average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year period. After-tax performance is presented only for Class A shares of the Fund. After-tax returns for Institutional Class and Class C shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder's own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

9

	Periods ended December 31, 2012
Share class	1 year	Since Inception[1]
Class A2, 3
Return Before Taxes	4.93%	3.30%
Return After Taxes	4.58%	3.02%
Return After Taxes and Distributions	3.19%	2.68%
Institutional Class[2]
Return Before Taxes	11.24%	5.59%
Class C2, 4
Return Before Taxes	10.15%	4.51%
Blended Index[5,6,7,9]	16.55%	7.87%
Lipper Multi-Cap Core Funds Index[8,9]	16.15%	9.06%
S&P 500 Index[6,9]	16.00%	10.31%

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and other than for Class A shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. Performance shown reflects the maximum sales load for the Fund's Class A Shares of 5.50%.

4A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. Performance does not reflect the deduction of the CDSC, which, if reflected, would reduce the performance shown.

5The Blended Index is composed of 66% S&P 500 Index and 34% MSCI EAFE (Net) Index.

6The S&P 500 Index is an index of large capitalization common stocks.

7The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

8The Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Average. The Lipper Multi-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core Funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

9Unlike the Growth Portfolio, the Blended Index, the Lipper Multi-Cap Core Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

10

Investment Adviser

Pax World Management LLC (the "Adviser") is the investment adviser for the Growth Portfolio.

The Adviser has engaged Morningstar Associates, LLC as a portfolio construction adviser to allocate sleeves to the Sleeve Subadvisers, who manage their sleeves under the general supervision of the Adviser and Morningstar Associates, and, if desired, to one or more other investments, such as mutual funds or ETFs, which may or may not be managed by a Sleeve Subadviser.

Portfolio Manager

The following provides additional information about the individuals who have primary responsibility for managing the Growth Portfolio's investments.

	Since	Title
Jon Hale, Ph.D., CFS	2009	Managing Consultant for Morningstar Associates
Peter DiTeresa	2009	Senior Investment Consultant for Morningstar Associates
Christopher H. Brown	2009	Chief Investment Officer for the Adviser
Anthony Trzcinka, CFA	2009	Portfolio Manager for the Adviser
Mary V. Austin, CFA	2009	Portfolio Manager for the Adviser
Ivka Kalus-Bystricky	2009	Portfolio Manager for the Adviser

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to "Important Additional Information About the Funds" on page 39.

11

ESG Managers Growth and Income Portfolio

(the "Growth and Income Portfolio")

Summary of Key Information

Investment Objective

The Growth and Income Portfolio's investment objective is to seek long-term capital appreciation plus current income.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold Class A, Institutional Class or Class C shares of the Growth and Income Portfolio. You may qualify for sales charge discounts for Class A shares if you and your spouse or minor children invest, or agree to invest in the future, at least $50,000 in Class A shares of the Growth and Income Portfolio. More information about these and other discounts is available from your financial intermediary, under "Shareholder Guide—Sales Charges" on page 74 of this Prospectus and under "Distribution and Shareholder Services—Sales Charge Reductions and Waivers" in the Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Class A	Institutional Class	Class C
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	1.00%[1]	None	1.00%[2]

12

Annual Fund Operating Expenses (Expenses You Pay Each Year as a Percentage of the Value of Your Investment)

	Class A	Institutional Class	Class C
Management Fee	0.85%	0.85%	0.85%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses	2.51%	2.51%	2.51%
Acquired Fund Fees and Expenses[3]	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	3.85%	3.60%	4.60%
Contractual Reimbursements[4]	-2.37%	-2.37%	-2.37%
Net Annual Fund Operating Expenses	1.48%	1.23%	2.23%

1This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within 18 months of purchase, with certain exceptions. See "Shareholder Guide—Sales Charges."

2This charge applies to investors who purchase Class C shares and redeem them within one year of purchase, with certain exceptions. See "Shareholder Guide—Sales Charges."

3Acquired Fund Fees and Expenses represent expenses indirectly borne by the Fund through its investment in other investment companies.

4The Adviser has agreed contractually to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses other than those attributable to advisory fees indirectly borne by the Fund through its investment in funds (other than exchange-traded funds) advised by the Adviser), as a percentage of its average net assets, do not exceed the following applicable rate (the "Cap") on an annualized basis on the Class A, Institutional Class and Class C shares, respectively: 1.34%, 1.09% and 2.09% . This reimbursement arrangement will continue in effect until at least December 31, 2015. If the Adviser reimburses expenses of a Fund pursuant to its Cap arrangement, the Adviser may recoup the amount of such reimbursement from such Fund at any time within three years after the year in which the Adviser incurred the reimbursement expense (the "Recovery Period") if, and only to the extent that, the Fund's annualized ordinary operating expense ratio is below the applicable Cap during the Recovery Period.

Example of Expenses

The table below is intended to help an investor compare the cost of investing in shares of the Growth and Income Portfolio with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in shares of the applicable Class for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Class's operating expenses remain the same throughout those periods. Although an investor's actual

13

expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$692	$1,232	$2,030	$4,106
Institutional	$125	$646	$1,443	$3,536
Class C Shares without redemption	$226	$945	$1,925	$4,408
Class C Shares with redemption	$326	$945	$1,925	$4,408

Portfolio Turnover

The Growth and Income Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example of Expenses," affect the Growth and Income Portfolio's performance. During the Growth and Income Portfolio's most recent fiscal year, the Growth and Income Portfolio's portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Growth and Income Portfolio expects to invest (directly or indirectly through mutual funds and/or exchange-traded funds ("ETFs")) most of its total assets in equity securities (e.g., stocks) that pay current dividends and that the Adviser or a Sleeve Subadviser (as defined below) believes have the potential for capital appreciation, although it may invest a portion of its assets (generally less than twenty percent) in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds). The Growth and Income Portfolio may invest in domestic securities as well as securities of non-U.S. issuers, including investments in emerging markets.

The Adviser has engaged Morningstar Associates, LLC as a portfolio construction adviser to design an asset allocation strategy for the Growth and Income Portfolio. Morningstar Associates allocates portions of the Growth and Income Portfolio's assets (referred to as "sleeves") to one or more pooled investment vehicles, such as mutual funds or ETFs, and to one or more subadvisers ("Sleeve Subadvisers") engaged by the Adviser to implement the Growth and Income Portfolio's principal investment strategies for a sleeve. The pooled investment vehicles in which the Growth and Income Portfolio invests may or may not be managed by a Sleeve Subadviser. Morningstar Associates may adjust its allocations from time to time. Most of the Sleeve Subadvisers apply their own sustainability or environmental, social and governance ("ESG") criteria to their investments. The Adviser applies its own ESG criteria to the investments of those Sleeve Subadvisers that do not have their own ESG criteria.

14

Principal Risks

The Growth and Income Portfolio is exposed to various risks and you may have a gain or loss when you sell your shares. The principal risks of investing in the Growth and Income Portfolio are summarized below.

•  Market Risk. Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.

•  Interest Rate Risk. The value of debt securities tends to decrease when nominal interest rates rise. Longer-duration securities tend to be more sensitive to interest rate changes, and thus more volatile, than shorter-duration securities.

•  Credit Risk. Changing economic conditions may adversely affect an obligated entity's actual or perceived ability to pay interest or principal on a fixed income security when due, which in turn can adversely affect the price of or income derived from the security.

•  Allocation Risk. The allocation techniques and decisions of Morningstar Associates, LLC may not produce the desired results.

•  U.S. Government Securities Risk. U.S. government securities that are not issued or guaranteed by the U.S. Treasury are generally more susceptible to loss than are securities that are so issued or guaranteed.

•  Mortgage Risk. Mortgage related securities tend to become more sensitive to interest rate changes as interest rates rise, increasing their volatility. When interest rates decline, underlying borrowers may pay off their loans sooner than expected, forcing the Fund to reinvest disposition proceeds at lower prevailing interest rates.

•  Reinvestment Risk. Income from the fixed income portion of the Fund's investments may decline if the Fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the Fund's earnings rate at that time.

•  Growth Securities Risk. Growth (equity) securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

15

•  Small- and Medium-Sized Company Risk. Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•  High Yield Securities Risk. High yield securities ("junk bonds") are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments when due. Investments in such securities tend to increase the Fund's exposure to interest rate risk, credit risk and liquidity risk.

•  Value Securities Risk. Value securities are securities the Adviser and/or a Sleeve Subadviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

•  Non-U. S. Securities Risk. Non-U.S. securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-U.S. markets may differ from U.S. markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-U.S. investments are also subject to the effects of local political, social, diplomatic or economic events.

•  Emerging Markets Securities Risk. Emerging market securities are likely to have greater exposure to Non-U.S. Securities Risk. In addition, emerging markets generally have less developed economies and securities markets, are more prone to rapid social, political and economic changes, have a higher risk of currency devaluation and have more volatile inflation rates than more developed countries.

•  Multi-Manager Risk. Because each Sleeve Subadviser makes independent investment decisions, such investment decisions may not complement one another, leading to unintended results. The use of multiple Sleeve Subadvisers may lead to higher portfolio turnover rates, higher transactions costs and/or disadvantageous tax consequences.

•  Turnover Risk. Frequent changes in the securities held by a Fund increases the Fund's transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund's performance.

16

•  Inflation-Linked Security Risk. The price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease, and its interest payments are unpredictable. The inflation index used may not accurately measure the real inflation rate, which may cause the value of the securities to decline. Relevant pricing indices also may be discontinued, fundamentally altered in an adverse manner or substituted with alternative indices.

•  Acquired Funds Risk. Investments in shares of other investment companies ("acquired funds") are subject to the fees, expenses and risks of those acquired funds. The Fund may be limited in the extent to which it can invest in an acquired fund, and may have limited information about the acquired fund's investments, either of which may adversely affect the management of the Fund. If an acquired fund seeks to track the performance of an index, the value of the Fund's investment in such acquired fund also would fluctuate with the value of the index.

The foregoing descriptions are only summaries. Please see "Principal Risks" on page 47 for more detailed descriptions of the foregoing risks.

As with all mutual funds, investors may lose money by investing in the Growth and Income Portfolio.

17

Performance Information

The bar chart below presents the calendar year total returns for Class A shares of the Growth and Income Portfolio before taxes and sales charges. The bar chart is intended to provide some indication of the risk of investing in the Growth and Income Portfolio by showing changes in the Growth and Income Portfolio's performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Class A at NAV

For the periods shown in the bar chart:	Best quarter: 4th quarter 2011, 8.46%
Worst quarter: 3rd quarter 2011, -13.81%

Average Annual Total Returns The performance table below presents the average annual total returns for Class A, Institutional Class and Class C shares of the Growth and Income Portfolio. The performance table is intended to provide some indication of the risks of investment in the Growth and Income Portfolio by showing how the Fund's average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year period. After-tax performance presented only for Class A shares of the Fund. After-tax returns for Institutional Class and Class C shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder's own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts).

As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

18

	Periods ended December 31, 2012
Share class	1 year	Since Inception[1]
Class A2, 3
Return Before Taxes	4.55%	3.95%
Return After Taxes	3.93%	3.46%
Return After Taxes and Distributions	2.91%	3.13%
Institutional Class[2]
Return Before Taxes	10.96%	6.14%
Class C2, 4
Return Before Taxes	9.80%	5.09%
Blended Index[5,6,7,8,10]	14.09%	7.94%
Lipper Mixed-Asset Target Allocation Growth Funds Index[9,10]	13.67%	7.92%
S&P 500 Index[6,10]	16.00%	10.31%

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and other than for Class A shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. Performance shown reflects the maximum sales load for the Fund's Class A Shares of 5.50%.

4A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. Performance does not reflect the deduction of the CDSC, which, if reflected, would reduce the performance shown.

5The Blended Index is composed of 55% S&P 500 Index, 25% MSCI EAFE (Net) Index and 20% Barclays U.S. Aggregate Bond Index.

6The S&P 500 Index is an index of large capitalization common stocks.

7The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

8The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

9The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds Average. The Lipper Mixed-Asset Target Allocation Growth Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Growth Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

10Unlike the Growth and Income Portfolio, the Blended Index, the Lipper Mixed-Asset Target Allocation Growth Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Growth Funds Index) do not reflect deductions for fees, expenses or taxes.

19

Investment Adviser

Pax World Management LLC (the "Adviser") is the investment adviser for the Growth and Income Portfolio.

The Adviser has engaged Morningstar Associates, LLC as a portfolio construction adviser to allocate sleeves to the Sleeve Subadvisers, who manage their sleeves under the general supervision of the Adviser and Morningstar Associates, and, if desired, to one or more other investments, such as mutual funds or ETFs, which may or may not be managed by a Sleeve Subadviser.

Portfolio Manager

The following provides additional information about the individuals who have primary responsibility for managing the Growth and Income Portfolio's investments.

	Since	Title
Jon Hale, Ph.D., CFS	2009	Managing Consultant for Morningstar Associates
Peter DiTeresa	2009	Senior Investment Consultant for Morningstar Associates
Christopher H. Brown	2009	Chief Investment Officer for the Adviser
Anthony Trzcinka, CFA	2009	Portfolio Manager for the Adviser
Mary V. Austin, CFA	2009	Portfolio Manager for the Adviser
Ivka Kalus-Bystricky	2009	Portfolio Manager for the Adviser

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to "Important Additional Information About the Funds" on page 39.

20

ESG Managers Balanced Portfolio

(the "Balanced Portfolio")

Summary of Key Information

Investment Objectives

The Balanced Portfolio's primary investment objective is to seek long-term capital appreciation. As a secondary objective and to the extent consistent with its primary investment objective, the Balanced Portfolio seeks current income.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold Class A, Institutional Class or Class C shares of the Balanced Portfolio. You may qualify for sales charge discounts for Class A shares if you and your spouse or minor children invest, or agree to invest in the future, at least $50,000 in Class A shares of the Balanced Portfolio. More information about these and other discounts is available from your financial intermediary, under "Shareholder Guide—Sales Charges" on page 74 of this Prospectus and under "Distribution and Shareholder Services—Sales Charge Reductions and Waivers" in the Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Class A	Institutional Class	Class C
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	1.00%[1]	None	1.00%[2]

21

Annual Fund Operating Expenses (Expenses You Pay Each Year as a Percentage of the Value of Your Investment)

	Class A	Institutional Class	Class C
Management Fee	0.80%	0.80%	0.80%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses	1.97%	1.97%	1.97%
Acquired Fund Fees and Expenses[3]	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	3.26%	3.01%	4.01%
Contractual Reimbursements[4]	-1.86%	-1.86%	-1.86%
Net Annual Fund Operating Expenses	1.40%	1.15%	2.15%

1This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within 18 months of purchase, with certain exceptions. See "Shareholder Guide—Sales Charges."

2This charge applies to investors who purchase Class C shares and redeem them within one year of purchase, with certain exceptions. See "Shareholder Guide—Sales Charges."

3Acquired Fund Fees and Expenses represent expenses indirectly borne by the Fund through its investment in other investment companies.

4The Adviser has agreed contractually to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses other than those attributable to advisory fees indirectly borne by the Fund through its investment in funds (other than exchange-traded funds) advised by the Adviser), as a percentage of its average net assets, do not exceed the following applicable rate (the "Cap") on an annualized basis on the Class A, Institutional Class and Class C shares, respectively: 1.24%, 0.99% and 1.99% . This reimbursement arrangement will continue in effect until at least December 31, 2015. If the Adviser reimburses expenses of a Fund pursuant to its Cap arrangement, the Adviser may recoup the amount of such reimbursement from such Fund at any time within three years after the year in which the Adviser incurred the reimbursement expense (the "Recovery Period") if, and only to the extent that, the Fund's annualized ordinary operating expense ratio is below the applicable Cap during the Recovery Period.

Example of Expenses

The table below is intended to help an investor compare the cost of investing in shares of the Balanced Portfolio with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in shares of the applicable Class for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Class's operating expenses remain the same throughout those periods. Although an investor's actual

22

expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$1,158	$1,842	$3,661
Institutional	$117	$567	$1,242	$3,052
Class C Shares without redemption	$218	$869	$1,734	$3,973
Class C Shares with redemption	$318	$869	$1,734	$3,973

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example of Expenses," affect the Balanced Portfolio's performance. During the Balanced Portfolio's most recent fiscal year, the Balanced Portfolio's portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Balanced Portfolio expects to invest (directly or indirectly through mutual funds and/or exchange-traded funds ("ETFs")) approximately 60-75% of its total assets in equity securities (e.g., stocks), and approximately 25-40% of its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds), depending on market conditions. The Balanced Portfolio may invest in domestic securities as well as securities of non-U.S. issuers, including investments in emerging markets, though it is not currently anticipated that a significant portion of its assets would be invested in emerging market securities.

The Adviser has engaged Morningstar Associates, LLC as a portfolio construction adviser to design an asset allocation strategy for the Balanced Portfolio. Morningstar Associates allocates portions of the Balanced Portfolio's assets (referred to as "sleeves") to one or more pooled investment vehicles, such as mutual funds or ETFs, and to one or more subadvisers ("Sleeve Subadvisers") engaged by the Adviser to implement the Balanced Portfolio's principal investment strategies for a sleeve. The pooled investment vehicles in which the Balanced Portfolio invests may or may not be managed by a Sleeve Subadviser. Morningstar Associates may adjust its allocations from time to time. Most of the Sleeve Subadvisers apply their own sustainability or environmental, social and governance ("ESG") criteria to their investments. The Adviser applies its own ESG criteria to the investments of those Sleeve Subadvisers that do not have their own ESG criteria.

23

Principal Risks

The Balanced Portfolio is exposed to various risks and you may have a gain or loss when you sell your shares. The principal risks of investing in the Balanced Portfolio are summarized below.

•  Market Risk. Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.

•  Interest Rate Risk. The value of debt securities tends to decrease when nominal interest rates rise. Longer-duration securities tend to be more sensitive to interest rate changes, and thus more volatile, than shorter-duration securities.

•  Credit Risk. Changing economic conditions may adversely affect an obligated entity's actual or perceived ability to pay interest or principal on a fixed income security when due, which in turn can adversely affect the price of or income derived from the security.

•  Allocation Risk. The allocation techniques and decisions of Morningstar Associates, LLC may not produce the desired results.

•  U.S. Government Securities Risk. U.S. government securities that are not issued or guaranteed by the U.S. Treasury are generally more susceptible to loss than are securities that are so issued or guaranteed.

•  Mortgage Risk. Mortgage related securities tend to become more sensitive to interest rate changes as interest rates rise, increasing their volatility. When interest rates decline, underlying borrowers may pay off their loans sooner than expected, forcing the Fund to reinvest disposition proceeds at lower prevailing interest rates.

•  Reinvestment Risk. Income from the fixed income portion of the Fund's investments may decline if the Fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the Fund's earnings rate at that time.

•  Growth Securities Risk. Growth (equity) securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

24

•  Small- and Medium-Sized Company Risk. Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•  High Yield Securities Risk. High yield securities ("junk bonds") are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments when due. Investments in such securities tend to increase the Fund's exposure to interest rate risk, credit risk and liquidity risk.

•  Value Securities Risk. Value securities are securities the Adviser and/or a Sleeve Subadviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

•  Non-U. S. Securities Risk. Non-U.S. securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-U.S. markets may differ from U.S. markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-U.S. investments are also subject to the effects of local political, social, diplomatic or economic events.

•  Emerging Markets Securities Risk. Emerging market securities are likely to have greater exposure to Non-U.S. Securities Risk. In addition, emerging markets generally have less developed economies and securities markets, are more prone to rapid social, political and economic changes, have a higher risk of currency devaluation and have more volatile inflation rates than more developed countries.

•  Multi-Manager Risk. Because each Sleeve Subadviser makes independent investment decisions, such investment decisions may not complement one another, leading to unintended results. The use of multiple Sleeve Subadvisers may lead to higher portfolio turnover rates, higher transactions costs and/or disadvantageous tax consequences.

•  Turnover Risk. Frequent changes in the securities held by a Fund increases the Fund's transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund's performance.

25

•  Inflation-Linked Security Risk. The price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease, and its interest payments are unpredictable. The inflation index used may not accurately measure the real inflation rate, which may cause the value of the securities to decline. Relevant pricing indices also may be discontinued, fundamentally altered in an adverse manner or substituted with alternative indices.

•  Acquired Funds Risk. Investments in shares of other investment companies ("acquired funds") are subject to the fees, expenses and risks of those acquired funds. The Fund may be limited in the extent to which it can invest in an acquired fund, and may have limited information about the acquired fund's investments, either of which may adversely affect the management of the Fund. If an acquired fund seeks to track the performance of an index, the value of the Fund's investment in such acquired fund also would fluctuate with the value of the index.

The foregoing descriptions are only summaries. Please see "Principal Risks" on page 47 for more detailed descriptions of the foregoing risks.

As with all mutual funds, investors may lose money by investing in the Balanced Portfolio.

26

Performance Information

The bar chart below presents the calendar year total returns for Class A shares of the Balanced Portfolio before taxes and sales charges. The bar chart is intended to provide some indication of the risk of investing in the Balanced Portfolio by showing changes in the Balanced Portfolio's performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Class A at NAV

For the periods shown in the bar chart:	Best quarter: 4th quarter 2011, 6.48%
Worst quarter: 3rd quarter 2011, -9.22%

Average Annual Total Returns The performance table below presents the average annual total returns for Class A, Institutional Class and Class C shares of the Balanced Portfolio. The performance table is intended to provide some indication of the risks of investment in the Balanced Portfolio by showing how the Balanced Portfolio's average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year period. After-tax performance is presented only for Class A shares of the Fund. After-tax returns for Institutional Class and Class C shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder's own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

27

	Periods ended December 31, 2012
Share class	1 year	Since Inception[1]
Class A2, 3
Return Before Taxes	3.01%	3.84%
Return After Taxes	2.49%	3.31%
Return After Taxes and Distributions	1.97%	3.01%
Institutional Class[2]
Return Before Taxes	9.26%	6.04%
Class C2, 4
Return Before Taxes	8.17%	5.00%
Blended Index[5,6,7,8,9]	11.64%	7.73%
Lipper Mixed-Asset Target Allocation
Moderate Funds Index[9,10]	11.74%	7.39%
S&P 500 Index[6,10]	16.00%	10.31%

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and other than for Class A shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. Performance shown reflects the maximum sales load for the Fund's Class A Shares of 5.50%.

4A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. Performance does not reflect the deduction of the CDSC, which, if reflected, would reduce the performance shown.

5The Blended Index is composed of 42% S&P 500 Index, 18% MSCI EAFE (Net) Index and 40% Barclays U.S. Aggregate Bond Index.

6The S&P 500 Index is an index of large capitalization common stocks.

7The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

8The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

9The Lipper Mixed-Asset Target Allocation Moderate Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Average. The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

10Unlike the Balanced Portfolio, the Blended Index, the Lipper Mixed-Asset Target Allocation Moderate Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Moderate Funds Index) do not reflect deductions for fees, expenses or taxes.

28

Investment Adviser

Pax World Management LLC (the "Adviser") is the investment adviser for the Balanced Portfolio.

The Adviser has engaged Morningstar Associates, LLC as a portfolio construction adviser to allocate sleeves to the Sleeve Subadvisers, who manage their sleeves under the general supervision of the Adviser and Morningstar Associates, and, if desired, to one or more other investments, such as mutual funds or ETFs, which may or may not be managed by a Sleeve Subadviser.

Portfolio Manager

The following provides additional information about the individuals who have primary responsibility for managing the Balanced Portfolio's investments.

	Since	Title
Jon Hale, Ph.D., CFS	2009	Managing Consultant for Morningstar Associates
Peter DiTeresa	2009	Senior Investment Consultant for Morningstar Associates
Christopher H. Brown	2009	Chief Investment Officer for the Adviser
Anthony Trzcinka, CFA	2009	Portfolio Manager for the Adviser
Mary V. Austin, CFA	2009	Portfolio Manager for the Adviser
Ivka Kalus-Bystricky	2009	Portfolio Manager for the Adviser

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to "Important Additional Information About the Funds" on page 39.

29

ESG Managers Income Portfolio

(the "Income Portfolio")

Summary of Key Information

Investment Objective

The Income Portfolio's primary investment objective is to maximize current income while preserving capital. As a secondary objective and to the extent consistent with its primary investment objective, the Income Portfolio seeks capital appreciation.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold Class A, Institutional Class or Class C shares of the Income Portfolio. You may qualify for sales charge discounts for Class A shares if you and your spouse or minor children invest, or agree to invest in the future, at least $50,000 in Class A shares of the Income Portfolio. More information about these and other discounts is available from your financial intermediary, under "Shareholder Guide—Sales Charges" on page 74 of this Prospectus and under "Distribution and Shareholder Services—Sales Charge Reductions and Waivers" in the Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Class A	Institutional Class	Class C
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.50%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	1.00%[1]	None	1.00%[2]

30

Annual Fund Operating Expenses (Expenses You Pay Each Year as a Percentage of the Value of Your Investment)

	Class A	Institutional Class	Class C
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses	3.34%	3.34%	3.34%
Acquired Fund Fees and Expenses[3]	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	4.56%	4.31%	5.31%
Contractual Reimbursements[4]	-3.27%	-3.27%	-3.27%
Net Annual Fund Operating Expenses	1.29%	0.89%	1.89%

1This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within 18 months of purchase, with certain exceptions. See "Shareholder Guide—Sales Charges."

2This charge applies to investors who purchase Class C shares and redeem them within one year of purchase, with certain exceptions. See "Shareholder Guide—Sales Charges."

3Acquired Fund Fees and Expenses represent expenses indirectly borne by the Fund through its investment in other investment companies.

4The Adviser has agreed contractually to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses other than those attributable to advisory fees indirectly borne by the Fund through its investment in funds (other than exchange-traded funds) advised by the Adviser), as a percentage of its average net assets, do not exceed the following applicable rate (the "Cap") on an annualized basis on the Class A, Institutional Class and Class C shares, respectively: 1.14%, 0.89% and 1.89% . This reimbursement arrangement will continue in effect until at least December 31, 2015. If the Adviser reimburses expenses of a Fund pursuant to its Cap arrangement, the Adviser may recoup the amount of such reimbursement from such Fund at any time within three years after the year in which the Adviser incurred the reimbursement expense (the "Recovery Period") if, and only to the extent that, the Fund's annualized ordinary operating expense ratio is below the applicable Cap during the Recovery Period.

Example of Expenses

The table below is intended to help an investor compare the cost of investing in shares of the Income Portfolio with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in shares of the applicable Class for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Class's operating expenses remain the same throughout those periods. Although an investor's actual

31

expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$575	$1,175	$2,120	$4,519
Institutional	$106	$684	$1,628	$4,047
Class C Shares without redemption	$207	$982	$2,101	$4,868
Class C Shares with redemption	$307	$982	$2,101	$4,868

Portfolio Turnover

The Income Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example of Expenses," affect the Income Portfolio's performance. During the Income Portfolio's most recent fiscal year, the Income Portfolio's portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Income Portfolio expects to invest (directly or indirectly through mutual funds and/or exchange-traded funds ("ETFs")) at least 65% of its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds). The Income Portfolio may invest in securities of non-U.S. issuers including investments in emerging markets, though it is not currently anticipated that a significant portion of its assets would be invested in emerging market securities.

The Adviser has engaged Morningstar Associates, LLC as a portfolio construction adviser to design an asset allocation strategy for the Income Portfolio. Morningstar Associates allocates portions of the Income Portfolio's assets (referred to as "sleeves") to one or more pooled investment vehicles, such as mutual funds or ETFs, and to one or more subadvisers ("Sleeve Subadvisers") engaged by the Adviser to implement the Income Portfolio's principal investment strategies for a sleeve. The pooled investment vehicles in which the Income Portfolio invests may or may not be managed by a Sleeve Subadviser. Morningstar Associates may adjust its allocations from time to time. Most of the Sleeve Subadvisers apply their own sustainability or environmental, social and governance ("ESG") criteria to their investments. The Adviser applies its own ESG criteria to the investments of those Sleeve Subadvisers that do not have their own ESG criteria.

32

Principal Risks

The Income Portfolio is exposed to various risks and you may have a gain or loss when you sell your shares. The principal risks of investing in the Income Portfolio are summarized below.

•  Market Risk. Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.

•  Interest Rate Risk. The value of debt securities tends to decrease when nominal interest rates rise. Longer-duration securities tend to be more sensitive to interest rate changes, and thus more volatile, than shorter-duration securities.

•  Credit Risk. Changing economic conditions may adversely affect an obligated entity's actual or perceived ability to pay interest or principal on a fixed income security when due, which in turn can adversely affect the price of or income derived from the security.

•  Allocation Risk. The allocation techniques and decisions of Morningstar Associates, LLC may not produce the desired results.

•  U.S. Government Securities Risk. U.S. government securities that are not issued or guaranteed by the U.S. Treasury are generally more susceptible to loss than are securities that are so issued or guaranteed.

•  Mortgage Risk. Mortgage related securities tend to become more sensitive to interest rate changes as interest rates rise, increasing their volatility. When interest rates decline, underlying borrowers may pay off their loans sooner than expected, forcing the Fund to reinvest disposition proceeds at lower prevailing interest rates.

•  Reinvestment Risk. Income from the fixed income portion of the Fund's investments may decline if the Fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the Fund's earnings rate at that time.

•  Growth Securities Risk. Growth (equity) securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

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•  Small- and Medium-Sized Company Risk. Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•  High Yield Securities Risk. High yield securities ("junk bonds") are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments when due. Investments in such securities tend to increase the Fund's exposure to interest rate risk, credit risk and liquidity risk.

•  Value Securities Risk. Value securities are securities the Adviser and/or a Sleeve Subadviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

•  Non-U. S. Securities Risk. Non-U.S. securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-U.S. markets may differ from U.S. markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-U.S. investments are also subject to the effects of local political, social, diplomatic or economic events.

•  Emerging Markets Securities Risk. Emerging market securities are likely to have greater exposure to Non-U.S. Securities Risk. In addition, emerging markets generally have less developed economies and securities markets, are more prone to rapid social, political and economic changes, have a higher risk of currency devaluation and have more volatile inflation rates than more developed countries.

•  Multi-Manager Risk. Because each Sleeve Subadviser makes independent investment decisions, such investment decisions may not complement one another, leading to unintended results. The use of multiple Sleeve Subadvisers may lead to higher portfolio turnover rates, higher transactions costs and/or disadvantageous tax consequences.

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•  Turnover Risk. Frequent changes in the securities held by a Fund increases the Fund's transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund's performance.

•  Inflation-Linked Security Risk. The price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease, and its interest payments are unpredictable. The inflation index used may not accurately measure the real inflation rate, which may cause the value of the securities to decline. Relevant pricing indices also may be discontinued, fundamentally altered in an adverse manner or substituted with alternative indices.

•  Acquired Funds Risk. Investments in shares of other investment companies ("acquired funds") are subject to the fees, expenses and risks of those acquired funds. The Fund may be limited in the extent to which it can invest in an acquired fund, and may have limited information about the acquired fund's investments, either of which may adversely affect the management of the Fund. If an acquired fund seeks to track the performance of an index, the value of the Fund's investment in such acquired fund also would fluctuate with the value of the index.

The foregoing descriptions are only summaries. Please see "Principal Risks" on page 47 for more detailed descriptions of the foregoing risks.

As with all mutual funds, investors may lose money by investing in the Income Portfolio.

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Performance Information

The bar chart below presents the calendar year total returns for Class A shares of the Income Portfolio before taxes and sales charges. The bar chart is intended to provide some indication of the risk of investing in the Income Portfolio by showing changes in the Income Portfolio's performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Class A at NAV

For the periods shown in the bar chart:	Best quarter: 4th quarter 2011, 4.39%
Worst quarter: 3rd quarter 2011, -5.71%

Average Annual Total Returns The performance table below presents the average annual total returns for Class A, Institutional Class and Class C shares of the Income Portfolio. The performance table is intended to provide some indication of the risks of investment in the Income Portfolio by showing how the Income Portfolio's average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year period. After-tax performance presented only for Class A shares of the Fund. After-tax returns for Institutional Class and Class C shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder's own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

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	Periods ended December 31, 2012
Share class	1 year	Since Inception[1]
Class A2, 3
Return Before Taxes	2.13%	4.03%
Return After Taxes	1.16%	3.24%
Return After Taxes and Distributions	1.78%	3.08%
Institutional Class[2]
Return Before Taxes	7.23%	5.88%
Class C2, 4
Return Before Taxes	6.23%	4.84%
Blended Index[5,6,7,8,10]	8.57%	7.18%
Lipper Mixed-Asset Target Allocation
Conservative Funds Index[9,10]	8.92%	6.83%
Barclays U.S. Aggregate Bond Index[8,10]	4.22%	6.16%

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and other than for Class A shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. Performance shown reflects the maximum sales load for the Fund's Class A Shares of 4.50%.

4A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. Performance does not reflect the deduction of the CDSC, which, if reflected, would reduce the performance shown.

5The Blended Index is composed of 24% S&P 500 Index, 11% MSCI EAFE (Net) Index and 65% Barclays U.S. Aggregate Bond Index.

6The S&P 500 Index is an index of large capitalization common stocks.

7The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

8The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

9The Lipper Mixed-Asset Target Allocation Conservative Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Average. The Lipper Mixed-Asset Target Allocation Conservative Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Conservative Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

10Unlike the Income Portfolio, the Blended Index, the Lipper Mixed-Asset Target Allocation Conservative Funds Index and the Barclays U.S. Aggregate Bond Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Conservative Funds Index) do not reflect deductions for fees, expenses or taxes.

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Investment Adviser

Pax World Management LLC (the "Adviser") is the investment adviser for the Income Portfolio.

The Adviser has engaged Morningstar Associates, LLC as a portfolio construction adviser to allocate sleeves to the Sleeve Subadvisers, who manage their sleeves under the general supervision of the Adviser and Morningstar Associates, and, if desired, to one or more other investments, such as mutual funds or ETFs, which may or may not be managed by a Sleeve Subadviser.

Portfolio Manager

The following provides additional information about the individuals who have primary responsibility for managing the Income Portfolio's investments.

	Since	Title
Jon Hale, Ph.D., CFS	2009	Managing Consultant for Morningstar Associates
Peter DiTeresa	2009	Senior Investment Consultant for Morningstar Associates
Christopher H. Brown	2009	Chief Investment Officer for the Adviser
Anthony Trzcinka, CFA	2009	Portfolio Manager for the Adviser
Mary V. Austin, CFA	2009	Portfolio Manager for the Adviser
Ivka Kalus-Bystricky	2009	Portfolio Manager for the Adviser

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to "Important Additional Information About the Funds" on page 39.

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Important Additional Information About the Funds

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Growth Portfolio, the Growth and Income Portfolio, the Balanced Portfolio or the Income Portfolio (each, a "Fund" and collectively, the "Funds") each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight delivery (ESG Managers Portfolios, C/O BFDS, 30 Dan Road Suite #55389, Canton, MA 02021-2809), by mail (ESG Managers Portfolio, P.O. Box 55389, Boston, MA 02205-5389), or by telephone (888.374.8920).

The Funds' initial and subsequent investment minimums generally are as follows. Your financial intermediary may have set higher investment minimums.

	Minimum Initial Investment	Minimum Subsequent Investment
Class A	$1,000	$50
Institutional Class	$250,000	None
Class C	$1,000	$50

Taxes

The Funds intend to make distributions that generally will be taxable to shareholders as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise invest through a tax-advantaged account, such as an IRA or 401(k) plan. If you invest through a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser, the Funds' distributor and their affiliates may pay the financial intermediary for the sale of shares of the Fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. You should ask your financial intermediary or visit your financial intermediary's website for more information.

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About the Funds

Multi-Manager Approach

The Funds use multiple Sleeve Subadvisers to seek to achieve their investment objectives and each Sleeve Subadviser seeks to invest the assets of its sleeve in securities consistent with its investment style (e.g., large cap blend, small/mid cap value, investment grade intermediate term bond) and within the allocations established by Morningstar Associates for the Funds. Each Sleeve Subadviser also invests the assets of its strategy or sleeve in accordance with sustainability or ESG criteria discussed below under "Sustainability (Environmental, Social and Governance) Criteria" and in the Funds' Statement of Additional Information. The potential risks and returns of each Fund vary with the degree to which the Adviser and the Sleeve Subadvisers cause the Fund to invest in particular market segments and/or asset classes.

Morningstar Associates allocates sleeves to the Sleeve Subadvisers who then manage their respective sleeves under the general supervision of the Adviser and Morningstar Associates. It is currently expected that the Adviser will manage one or more sleeves of the Funds' assets itself. Morningstar Associates may adjust the relative proportions of assets managed by each Sleeve Subadviser from time to time. Morningstar Associates also may allocate a portion of a Fund's assets to one or more investments, such as mutual funds or ETFs that may or may not be managed by a Sleeve Subadviser. While Morningstar Associates is expected to designate at least one sleeve to be managed by the Adviser for each Fund, Morningstar Associates is under no obligation to allocate assets to the Adviser or to any Sleeve managed by the Adviser. Morningstar Associates will allocate each Fund's assets to Sleeve Sub-Advisers, mutual funds, ETFs or to the Adviser in Morningstar Associates' sole discretion.

The Funds' "multi-manager" approach is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining the skills of Sleeve Subadvisers, when appropriate, with complementary investment approaches. The Funds will generally select one or more Sleeve Subadvisers to advise with respect to each distinct segment of a market based upon Morningstar Associates' evaluations of each Sleeve Subadviser's expertise and performance in investing in the particular market segment. When a Sleeve Subadviser has been appointed, the Adviser will monitor the Sleeve Subadviser for adherence to each Fund's specific investment objectives, policies and strategies.

Allocation of assets among Sleeve Subadvisers and pooled investment vehicles is based on such factors as prudent diversification principles, general market outlooks

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(both domestic and global), historical performance, global markets' current valuations and other economic factors. The Adviser and Morningstar Associates may periodically adjust asset allocations to favor those Sleeve Subadvisers and pooled investment vehicles that the Adviser and Morningstar Associates believe will provide the most favorable outlook for achieving a Fund's investment objective. As a result, it is not possible to predict the extent to which any Fund's assets will be invested by (or based upon the recommendations of) a particular Sleeve Subadviser, or in a particular pooled investment vehicle, at any time and one or more Sleeve Subadvisers may not be advising any assets for a particular Fund at any given time. The Adviser and/or Morningstar Associates may change the Funds' asset allocations at any time without notice to shareholders and without shareholder approval.

Some Sleeve Subadvisers may operate on a non-discretionary basis, meaning that they may supply the Adviser with a model portfolio for a particular sleeve, and the Adviser may purchase and/or sell securities in accordance with that Sleeve Subadviser's recommendations.

The following table identifies the Sleeve Subadvisers for the Funds, the investment style for each Sleeve Subadviser, the benchmark index for the sleeve that is managed by each Sleeve Subadviser and the assets under management of each Sleeve Subadviser as of December 31, 2012. For more details on each Sleeve Subadviser, please see "Management, Organization and Capital Structure."

Sleeve Subadviser	Investment Style	Benchmark Index	Assets Under Management
Access Capital Strategies (Adviser Since 1997) 155 Federal Street, 16th Floor Boston, MA 02110	Investment Grade Intermediate Term Bond	Barclays U.S. Aggregate Bond	$43 billion
Ariel Investments, LLC (Adviser Since 1983) 200 East Randolph Drive Suite 2900 Chicago, IL 60601	Small/Mid Cap Value	Russell 2000 Value	$4.9 billion
ClearBridge Advisors, LLC (Adviser Since 2005) 620 8th Avenue New York, NY 10018	Large Cap Value	Russell 1000 Value	$57.2 billion
Community Capital Management, Inc. (Adviser Since 1998) 2500 Weston Road, Suite 101 Weston, FL 33331	Investment Grade Intermediate Term Bond	Barclays U.S. Aggregate Bond	$1.9 billion

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Sleeve Subadviser	Investment Style	Benchmark Index	Assets Under Management
Everence Capital Management (Adviser Since 1990) 1110 North Main Street Goshen, IN 46527	Investment Grade Intermediate Term Bond	Barclays U.S. Aggregate Bond	$765 million
Miller/Howard Investments, Inc. (Adviser Since 1986) PO Box 549 Woodstock, NY 12498	Equity Income	Russell 1000	$4.3 billion
Neuberger Berman Management, LLC (Adviser Since 1939) 605 Third Avenue New York, NY 10158	Large Cap Blend	S&P 500	$205 billion
Parnassus Investments[1] (Adviser Since 1984) 1 Market Street, Suite 1600 San Francisco, CA 94105	Equity Income Small Cap Blend	S&P 500 Russell 2000	$6.85 billion
Portfolio 21 Investments (Adviser Since 1988) 721 NW Ninth Avenue Suite 250 Portland, OR 97209	Global Core Equity	MSCI EAFE	$478 million
Pax World Management LLC (Adviser Since 1971) 30 Penhallow Street Suite 400 Portsmouth, NH 03801	International Equity Foreign Large Cap Blend Mixed Asset Multi Cap Core High Yield Bond Inflation Protected Bond Environmental Technologies	MSCI EAFE MSCI EAFE ESG 60% S&P 500/40% Barclays U.S. Aggregate Bond S&P 500 BofA Merrill Lynch US High Yield BB-B (constrained 2%) Barclays U.S. Treasury TIPS MSCI World	$2.7 billion

1This Sleeve Subadviser will manage the assets allocated to it on a discretionary basis; however, the Adviser will provide trading services and will place orders for portfolio transactions for the relevant sleeves. In the future, this Sleeve Subadviser may rely on its own trading services and place orders for portfolio transactions for the relevant sleeves.

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Principal Investment Strategies Common to the Funds

Morningstar establishes different allocations among Sleeve Subadvisers and pooled investment vehicles for each Portfolio. In general, relative to other Portfolios, the Growth Portfolio will have the greatest allocations to Sleeve Subadvisers and pooled investment vehicles investing principally in equity securities, each of the Growth and Income Portfolio and the Balanced Portfolio will have successively lower allocations to Sleeve Subadvisers and pooled investment vehicles investing principally in equity securities, and the Income Portfolio will have the lowest allocation to Sleeve Subadvisers and pooled investment vehicles investing principally in equity securities. Similarly, it is expected that in general, relative to the other Portfolios, the Income Portfolio will have the greatest allocation to Sleeve Subadvisers and pooled investment vehicles investing primarily in fixed income securities, the Balanced Portfolio and the Growth and Income Portfolio will have successively lower allocations to Sleeve Subadvisers and pooled investment vehicles investing primarily in fixed income securities, and the Growth Portfolio will have the lowest allocations to Sleeve Subadvisers and pooled investment vehicles investing primarily in fixed income securities.

With respect to the fixed income portion of its investment portfolio, each Fund may invest in (i) securities issued by the U.S. government, its agencies and instrumentalities, (ii) corporate bonds and asset backed securities of all types (including mortgage-backed securities), and (iii) securities of foreign issuers. Each Fund may purchase fixed income securities of any rating, including junk bonds (e.g., securities rated lower than BBB- by Standard & Poor's Ratings Group or Baa by Moody's Investors Service or unrated securities of comparable quality as determined by the Adviser or a Sleeve Subadviser), though it is not currently anticipated that any Fund will invest more than 20% of its assets in junk bonds.

With respect to the equity portion of its investment portfolio, each Fund may invest in securities of companies with any market capitalization and the Adviser and each Sleeve Subadviser intend to focus on economic sectors that they believe offer the Funds the potential to meet their investment objectives. In addition, each Fund may invest in the securities of other investment companies that are part of the Pax World family of investment companies, including in particular mutual funds (the "Underlying Pax Mutual Funds") and any exchange traded fund (the "Underlying Pax ETF") managed by the Adviser. The Underlying Pax Mutual Funds include Pax World Balanced Fund, Pax World Global Environmental Markets Fund, Pax World High Yield Bond Fund, Pax World Small Cap Fund and Pax World International Fund. The Underlying Pax ETF is the Pax MSCI EAFE ESG Index ETF. The Underlying Pax Mutual Funds and the Underlying Pax ETF are referred to collectively herein as the "Underlying Pax Funds." Each Fund may invest in the securities of other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules adopted thereunder.

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Each Fund follows a sustainable investing approach, which combines financial analysis with sustainability or environmental, social and governance (ESG) analysis in order to identify investments. As described in greater detail below under "Sustainability (Environmental, Social and Governance) Criteria," each Sleeve Subadviser uses its own ESG criteria to determine whether a particular investment is eligible for initial purchase. Any Sleeve Subadviser that does not employ its own sustainability or ESG criteria will purchase only those investments determined, at the time of initial purchase, to be eligible by the Adviser using the Adviser's ESG criteria. For more information regarding the ESG criteria of each Sleeve Subadviser, please see "Investment Philosophy—Sustainable Investing—The Sleeve Subadvisers" in the Statement of Additional Information.

Each Fund may (but is not required to) sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if it is determined that a company no longer meets the sustainability or ESG criteria of the Sleeve Subadviser that purchased the security for its sleeve or of the Adviser, as applicable.

Each Fund's investments in securities of non-U.S. issuers may include investments in emerging markets and may be diversified across multiple countries or geographic regions, or may be focused on a particular geographic region.

Although each Fund intends to manage the turnover of its portfolio, it is possible that, as a result of its investment strategies and the utilization of multiple Sleeve Subadvisers, the portfolio turnover rate of that Fund may be significant.

In response to unfavorable market or other conditions, each Fund may deviate from its principal investment strategies by making temporary defensive investments of some or all of its assets in high quality debt securities, cash and cash equivalents. When investing defensively, a Fund may not achieve its investment objective.

Investors should understand that "sustainable investing" refers to the full integration of sustainability or ESG criteria into the Funds' investment approach; it does not mean that the Funds will necessarily perform in the future as they have in the past. The approach to sustainable investing of each Sleeve Subadviser that employs its own ESG criteria will vary from that of the Adviser.

The Underlying Pax ETF seeks investment results that correspond generally to the performance, before fees and expenses, of its index. Specifically, the Pax MSCI EAFE ESG Index ETF seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Index. The index is created and maintained by MSCI, Inc. Because the Underlying Pax ETF seeks

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to track its index, adverse performance of a particular security in the Underlying Pax ETF's portfolio will ordinarily not result in the elimination of the security from the Underlying Pax ETF's portfolio. The Underlying Pax ETF offers and issues its shares at their net asset value per share only to certain institutional investors in aggregations of a specified number of ETF shares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The shares of the Underlying Pax ETF are listed and traded on a national securities exchange and also may be listed on certain non-U.S. securities exchanges.

Under normal conditions, the Pax World Balanced Fund expects to invest approximately 60-75% of its assets in equity securities and approximately 25-40% of its assets in debt securities, though this allocation may vary somewhat depending on market conditions. The Pax World Balanced Fund may invest in equity securities of companies with any market capitalization. The Balanced Fund is not constrained by any particular investment style, and may therefore invest in "growth" stocks, "value" stocks or a combination of both. The Pax World Balanced Fund expects that the debt portion of its investment portfolio will consist primarily of debt securities, including mortgage-related securities, issued or guaranteed by the U.S. government or its agencies and instrumentalities with short-to intermediate-term maturities and corporate bonds that are, at the time of purchase, rated at least investment grade or unrated and determined by the Pax World Balanced Fund's portfolio manager to be of comparable quality.

Under normal market conditions, Pax World Global Environmental Markets Fund will invest primarily in equity securities (such as common stocks, preferred stocks, and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of non-U.S. issuers. Pax World Global Environmental Markets Fund invests in innovative companies around the world whose businesses and technologies focus on environmental markets including alternative energy and energy efficiency; water infrastructure technologies and pollution control; and environmental support services and waste management technologies. Pax World Global Environmental Markets Fund is not constrained by any particular investment style or capitalization range. Pax World Global Environmental Markets Fund may buy stocks in any sector or industry, may invest in "growth" stocks, "value" stocks or a combination of both, and may hold securities of large, medium and/or small capitalization companies. Pax World Global Environmental Markets Fund's investments in securities of non-U.S. issuers may be diversified across multiple countries or geographic regions (including emerging market countries) or focused on a select geographic region, although it will normally have investments in a minimum of three countries other than the United States.

Under normal market conditions, Pax World High Yield Bond Fund invests at least 80% of its assets (plus any borrowings for investment purposes) in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by

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Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service, similarly rated by another major rating service or unrated and determined by the Adviser to be of comparable quality. These fixed income securities are commonly referred to as "junk bonds." Pax World High Yield Bond Fund may invest up to 40% of its assets in securities of non-U.S. issuers, including investments in emerging markets.

Under normal market conditions, the Pax World International Fund invests primarily in equity securities (such as common stocks, preferred stocks and equity securities convertible into common or preferred stocks) of non-U.S. issuers. Pax World International Fund is not constrained by any particular investment style or capitalization range. Pax World International Fund may invest in "growth" stocks, "value" stocks or a combination of both, and may hold securities of large, medium and/or small capitalization companies. Additionally, Pax World International Fund's investments in securities of non-U.S. issuers may be diversified across multiple sectors and industries or focused on a limited number of sectors and industries, and may be diversified across multiple countries or geographic regions (including emerging market countries) or focused on a select geographic region.

Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization. As of March 31, 2013, the Russell 2000 Index included companies with market capitalization from approximately $10 million to $5.60 billion. The Small Cap Fund is not constrained by any particular investment style, and may therefore invest in "growth" stocks, "value" stocks or a combination of both. Additionally, it may buy stocks in any sector or industry.

The Adviser will, if applicable, purchase Underlying Pax ETF shares on behalf of the Funds in the secondary market (e.g., on a stock exchange) and purchase Underlying Pax Mutual Fund shares directly from the applicable Underlying Pax Mutual Fund. The relative weightings for each Fund in the various Underlying Pax Funds will vary over time, and the Adviser is not required to invest any Fund's assets in the Underlying Pax Funds or to invest any particular percentage of any Fund's assets in any given Underlying Pax Fund. The Adviser or Morningstar Associates may add, eliminate or replace Underlying Pax Funds in a Fund's portfolio at any time.

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Principal Risks

Each Fund is subject to the principal risks indicated in its respective Summary of Key Information. The principal risks to which a Fund is subject are described in more detail below.

•  Market Risk. Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.

•  Interest Rate Risk. As nominal interest rates rise, the value of debt securities held in the fixed income portion of the Fund's portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

•  Credit Risk. With respect to fixed income securities, changes in economic conditions generally or particular to the obligated entity may affect the obligated entity's actual or perceived ability to make payments of interest or principal when due, which may cause the price of the security or the income derived therefrom to decline. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be subject to legal limits on a government's power to increase taxes or otherwise to raise revenue, or may depend for payment on legislative appropriation and/or governmental aid. Some bonds, known as revenue obligations, are payable solely from revenues earned by a particular project or other revenue source. Consequently, revenue obligations are subject to a greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or company backing the project, rather than to the taxing power of the issuer.

•  Allocation Risk. To the extent the Fund's investment performance depends upon how its assets are allocated and reallocated among debt securities, equity securities and equity related securities, as well as among domestic and foreign securities, allocation techniques and decisions of Morningstar Associates, LLC may not produce the desired results, and, therefore, the Fund may not achieve its investment objectives.

•  U.S. Government Securities Risk. Certain securities issued by the United States government are neither insured nor guaranteed by the U.S. government. These securities may be supported by the government's ability to borrow from the U.S. Treasury, or may be supported only by the credit of the issuing agency or

47

instrumentality. These securities are subject to greater issuer risk than securities issued or guaranteed by the U.S. Treasury.

•  Mortgage Risk. Rising interest rates tend to extend the duration of mortgage related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund's returns because the Fund will have to reinvest that money at lower prevailing interest rates.

•  Reinvestment Risk. Income from the fixed income portion of the Fund's investments may decline if the Fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the Fund's earnings rate at that time.

•  Growth Securities Risk. Growth (equity) securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•  Small- and Medium-Sized Company Risk. Investing in securities of small- and medium-sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt and erratic share price changes than larger, more established companies. Securities of these types of companies may have limited liquidity, and their prices may be more volatile. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

•  High Yield Securities Risk. To the extent a fund invests in high yield securities (commonly known as "junk bonds"), it may be subject to greater levels of interest rate risk, credit risk and liquidity risk than funds that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments when due. Rising interest rates or a general economic downturn may adversely affect the market for high yield securities and reduce the Fund's ability to sell them (liquidity risk). If the issuer of a high yield security is in

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default with respect to interest or principal payments, the Fund may lose its entire investment in that security.

•  Value Securities Risk. The equity portion of the Fund's portfolio may be invested in companies that may not be expected to experience significant earnings growth, but whose securities the Adviser and/or a Sleeve Subadviser believes are selling at a price lower than their true value. Issuers of value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If the Adviser's and/or a Sleeve Subadviser's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the Adviser and/or the Sleeve Subadviser anticipates.

•  Non-U.S. Securities Risk. Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some or all of the Fund's investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-U.S. securities. In the event of a default in connection with certain debt securities issued by foreign governments, the Fund may have very limited recourse, if any. Additionally, foreign governments may impose taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. To the extent the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

•  Emerging Markets Securities Risk. Emerging market securities are likely to have greater exposure to the risks discussed above. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries. Emerging market countries also are more prone to rapid social, political and economic changes than more developed countries.

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•  Multi-Manager Risk. Because each Sleeve Subadviser makes investment decisions independently, it is possible that the security selection processes of the Sleeve Subadvisers may not complement one another. As a result, the Fund's aggregate exposure to a given security, industry or market capitalization could unintentionally be smaller or larger than intended. One or more Sleeve Subadvisers may underperform their peers from time to time, adversely affecting performance of the Fund. When new Sleeve Subadvisers are added or assets are reallocated among Sleeve Subadvisers, the Fund may have higher portfolio turnover and may incur higher transactions costs, which may adversely affect the Fund's performance. In addition, the separate investment decisions and the resulting purchase and sale activities of the Sleeve Subadvisers might lead to disadvantageous tax consequences, including the deferral of losses.

•  Turnover Risk. A change in the securities held by the Fund is known as "portfolio turnover." High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely affect the Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

•  Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security generally will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund's investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

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•  Acquired Funds Risk. When the Fund acquires shares of other investment companies ("acquired funds"), the Fund is subject to the fees and expenses of those acquired funds in addition to similar expenses of the Fund. In addition, there is no assurance that any acquired fund will achieve its investment objective. Acquired funds may be subject to limitations on the percentage of themselves that they may sell to the Funds in the ESG Managers Portfolio as a group, which may mean that acquisition of the acquired funds by one such Fund may preclude additional investments by other such Funds. Acquired funds may limit the Adviser's and/or Morningstar Associates, LLC's access to holdings information, which may adversely affect the management of the Fund. Certain acquired funds may employ passive management approaches designed to track the performance of an index, in which case the value of the Fund's investment in such acquired fund would tend to fluctuate with the value of the index.

There also are circumstances (including additional risks not listed in the Summaries of Key Information) that could cause a Fund not to achieve its investment objectives. As with all mutual funds, shareholders of a Fund may lose money by investing in the Fund. For a discussion of additional risks applicable to the Funds, please see the section captioned "Investments and Special Considerations; Risk Factors" in the Statement of Additional Information. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Sleeve Subadviser Investment Strategies

Access Capital Strategies ("Access Capital")
Access Capital is a part of RBC Global Asset Management US Inc. ("RBC GAM")

Investment Grade Fixed Income Strategy. Access Capital seeks to invest the sleeve(s) it manages in debt securities and other debt instruments that it believes have a distinct double bottom-line purpose—delivering both financial and social returns. The core economic activities supported by these investments may include affordable home ownership, affordable rental housing, urban and rural economic development, small business lending and support for Community Development Financial Institutions (CDFIs).

At least 90% of the investments of the sleeve(s) managed by Access Capital are expected to be (i) investment grade (rated BBB- or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service) or above or (ii) be deemed by Access Capital to be of comparable credit quality to securities so rated. At least 50% (by market value) of the investments of the sleeve(s) are expected to be rated AAA or be guaranteed by an agency of the U.S. Government or by the U.S. Government itself. Access Capital generally intends to limit investments in non-rated issues or securities that Access Capital does not deem to be investment grade to 10% of its sleeve(s).

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Whenever possible Access Capital will report to the Adviser on the specific loans (by geography, by type and by economic impact) that are contained within securities purchased. These loans may be wrapped by a mortgage- or asset-backed security structure (MBS or ABS) to achieve necessary credit quality and scale. However, Access Capital will not make an investment for a sleeve unless the structure and the collateral within the security are both aligned with the applicable Fund's objectives.

The types of investments made by sleeve(s) managed by Access Capital may include, but are not limited to:

•  obligations of the U.S. Government, agencies, instrumentalities, political subdivisions and supranational entities;

•  agency mortgage backed securities and pass throughs comprised of loans secured by residential, multifamily and commercial properties;

•  municipal bonds;

•  structured finance instruments with community or economic development as the primary purpose; and

•  securities issued by, serviced by or purchased from Community Development Financial Institutions (CDFIs).

Access Capital intends to limit investments by its sleeve(s) to investments that support community economic development in the United States of America.

Access Capital seeks to provide patient, long term fixed rate capital to individuals and communities in the United States. Investments by sleeve(s) it manages may include issues with final maturities of thirty years or longer. Access Capital will generally seek to construct and maintain its sleeve(s) so that their duration is approximately that of the Barclays Capital U.S. Aggregate Bond Index. Access Capital may use financial futures and derivatives in seeking to achieve the applicable Fund's objectives. Access Capital may also use reverse repurchases and/or other forms of borrowing provided that the amount of borrowed funds of the applicable sleeve deployed does not exceed the limits established for the applicable Fund as a whole.

Ariel Investments, LLC ("Ariel")

Small/Mid Cap Value Strategy. Ariel intends for the sleeve(s) it manages to invest primarily in stocks of companies with market capitalizations between $1 billion and $7.5 billion. These market capitalization ranges reflect those currently being utilized when purchasing securities for sleeve(s) managed by Ariel and may change over time.

Ariel endeavors to follow a patient approach that focuses on the long term and that allows it to take advantage of rare buying opportunities that may arise from what Ariel believes to be a tendency of financial markets to excessively focus on the short term. Ariel intends to invest in quality companies that it has analyzed carefully and Ariel

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intends to make investments for its sleeve(s) only when such investments are selling at what Ariel believes to be excellent values. Ariel believes that its demand for depth over breadth creates a concentrated portfolio of well-researched stocks in industries where Ariel believes it has appropriate experience, understanding and expertise.

As a value investor, Ariel seeks to make opportunistic purchases in what it believes are great companies that are temporarily out of favor. Ariel seeks to invest in companies when they are trading at a low valuation relative to potential earnings (price/earnings ratio generally less than 13x forward cash earnings) and/or a low valuation relative to intrinsic worth (generally a 40% discount to Ariel's assessment of private market value (PMV)).

Ariel intends for its sleeve(s) to hold investments for a relatively long period of time—generally five years. During a longer-term investment horizon, the companies in a sleeve's portfolio may increase in market capitalization. As long as a portfolio company otherwise meets the applicable Fund's investment criteria and style, increased capitalization does not prevent Ariel from holding or buying more shares of a company for a sleeve.

Ariel believes that quality companies typically share the following attributes that Ariel believes should result in capital appreciation over time:

•  high barriers to entry in the industry;

•  sustainable competitive advantages;

•  predictable fundamentals that allow for double digit earnings growth;

•  skilled management teams; and

•  solid financials.

Ariel's sleeve(s) generally will hold no more than 40 securities.

ClearBridge Investments, LLC ("ClearBridge ")

Large Cap Value Strategy. ClearBridge intends for the sleeve(s) it manages to invest primarily in common stocks of established U.S. companies. ClearBridge may also invest its sleeve(s) in non-U.S. and ADR securities. Once ClearBridge determines that the investment criteria have been met, ClearBridge applies its environmental, social and governance (ESG) criteria to identify investments consistent with both the financial and ESG objectives of the sleeve(s) it manages. Moreover, ClearBridge may consider some avoidance screens as part of its sustainability evaluation.

ClearBridge emphasizes individual security selection while diversifying the investments of the sleeve(s) it manages across various sectors and industries, which may help to reduce risk. ClearBridge intends to focus on established large

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capitalization companies (over $5 billion in market capitalization), by utilizing an interactive research driven approach to identify companies with strong business franchises and attractive valuations.

In selecting individual companies for investment, ClearBridge looks for:

•  share prices that appear to be temporarily oversold or do not reflect positive company developments;

•  share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis;

•  special situations including corporate events, changes in management, regulatory changes or turnaround situations; and

•  company-specific items such as competitive market position, competitive products and services, experienced management team, stable financial condition and ESG characteristics.

ClearBridge will review the adherence of the sleeve(s) it manages to its ESG investment guidelines on a periodic basis. ClearBridge intends that the stocks purchased in its sleeve(s) will meet its ESG investment guidelines at the time of purchase. Stocks held by its sleeve(s) may be divested prior to reaching fair value if ClearBridge determines that a stock no longer meets its ESG investment guidelines.

Community Capital Management, Inc. ("Community Capital Management")

Investment Grade Fixed Income Strategy. Community Capital Management is an institutional fixed income manager. Community Capital Management intends to invest the sleeve(s) it manages in government related sub-sectors of the bond market traditionally excluded from the major bond indices. Community Capital Management believes these government-related sub-sectors of the bond market are chronically undervalued.

Community Capital Management specializes in the construction and management of high-quality government-related bond portfolios composed primarily of non-index securities. The portfolio management team establishes long-term strategic asset allocation ranges, which may call for the inclusion of instruments from the following subsectors (among others):

•  municipal bonds;

•  U.S. Agency Multi-Family MBS;

•  securitized pools of U.S. Government-guaranteed Small Business Administration (SBA) loans and United States Department of Agriculture (USDA) loans; and

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U.S. Agency Single-Family MBS (collateralized by loans with relatively low loan balances).

The selection and/or creation of securities within these subsectors often entails one or more of the following actions:

•  maintaining awareness of supply of new and secondary issues;

•  collaboration with municipal bond issuers and their underwriters; and

•  analysis of secondary-market loans and subsequent securitization.

Community Capital Management expects the credit quality and duration of the sleeve(s) it manages to be at or near the benchmark (the Barclays U.S. Aggregate Bond Index). Within each subsector, bonds are examined within the context of the entire portfolio, placing specific emphasis on duration, convexity, projected prepayment speeds and liquidity constraints.

Community Capital Management seeks to mitigate interest rate risk by constructing a portfolio duration with the goal of remaining within a 10% or 15% band vis-à-vis the benchmark. Credit risk is monitored by researching (1) the bond issuer, (2) the debtors representing the loans collateralizing the bond, (3) the creditworthiness of the credit enhancing entity (when applicable), and (4) any national and/or local economic factors affecting the issue.

Community Capital Management's sell decisions are primarily driven by one of two "triggers":

•  portfolio drifts from duration target and/or sector allocation target; and

•  changing credit conditions.

Everence Capital Management

Investment Grade Fixed Income Strategy. Investment Grade Fixed Income Strategy. Everence Capital Management intends to invest the sleeve(s) it manages primarily in fixed income securities of all types, consistent with the Everence Capital Management's socially responsible investing criteria. The fixed income securities in which Everence Capital Management's sleeve(s) will primarily invest include corporate bonds and notes, U.S. Government agency obligations, mortgage-backed securities and asset-backed securities. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Everence Capital Management will consider purchasing fixed income securities for its sleeve(s) that Everence Capital Management believes provide a competitive rate of return relative to the Barclays Capital Aggregate Bond Index. Everence Capital Management will structure its sleeve(s) using the Barclays Capital

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Aggregate Bond Index as a guide in determining sector allocations. Everence Capital Management will seek to underweight and overweight certain sectors, depending on the relative value, while maintaining overall interest rate exposure substantially similar to the Barclays Capital Aggregate Bond Index. Everence Capital Management will carefully consider selling a security that no longer meets the Fund's ESG criteria. Everence Capital Management will consider using interest rate futures contracts and credit default swap agreements to manage interest rate and credit risk of its sleeve(s). In the event these structures are used, U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy collateral requirements.

Miller/Howard Investments, Inc. ("Miller/Howard")

Equity Income Strategy. Miller/Howard seeks to make sleeve investments that provide high current income, growth of income and growth of principal through investing in the broad equity market. Miller/Howard seeks to add value to the Funds by lowering volatility, raising the income level and enhancing risk-adjusted total return. Miller/Howard believes that equities with rising dividends offer the opportunity for excess performance relative to broad market indices, with reduced volatility. Miller/Howard views dividend growth as the best signal from management regarding future prospects for a company. Miller/Howard believes that dividends also demonstrate that a company has earned what management claims it has earned, since dividends are paid in cash and that over time, increases in dividends support increases in the price of the equity producing those dividends. Miller/Howard has found that high quality plus high yield plus high growth of yield can provide an increased opportunity for high total return and that this is a powerful formula for achieving solid performance over time.

Miller/Howard's strategy is to build portfolios of companies that in aggregate display the following characteristics: high financial strength, high dividend income, consistent history of paying and raising dividends, strong indication of growth of dividends and management that is highly qualified and committed to the dividend and to increasing the dividend. Miller/Howard believes that the consistency of current and future cash flows to investors is paramount. Miller/Howard seeks to employ a bottom-up process and diversification. Miller/Howard strives to have as much diversification as possible while adhering to its general guidelines which are a function of stock selection rather than a rule or fixed percentage for each industry.

Miller/Howard employs ESG criteria for building positions. By creating a financial profile for companies Miller/Howard views as financially strong with high and rising income and combining that evaluation with a social and environmental profile, Miller/Howard seeks to add an extra layer of due diligence to its investment process. Miller Howard seeks to invest in companies that have low business risk and companies that are sustainable both financially and socially.

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Neuberger Berman Management, LLC ("Neuberger Berman")

Large Cap Blend Strategy. Neuberger Berman intends to invest the sleeve(s) it manages mainly in common stocks of mid- to large-capitalization companies. Neuberger Berman seeks to reduce risk by investing across many different industries.

Neuberger Berman employs a research-driven and valuation sensitive approach to stock selection. Neuberger Berman seeks to identify stocks in well-positioned businesses that Neuberger Berman believes are undervalued in the market. Neuberger Berman looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth and other valuation-related factors. Among companies that meet these criteria, Neuberger Berman looks for those that show leadership in three areas:

•  environmental concerns;

•  diversity in the work force; and

•  progressive employment and workplace practices and community relations.

Parnassus Investments ("Parnassus")

Parnassus will manage two sleeve strategies:

Equity Income Strategy. The Parnassus Equity Income Strategy is a diversified, fundamental, domestic, large-cap, core equity strategy with a value bias. The Equity Income Strategy sleeve seeks to achieve both current income and capital appreciation by investing primarily in a diversified portfolio of equity securities. At least 75% of the sleeve's total assets will normally be invested in equity securities that pay dividends. The remaining 25% may be invested in non-dividend-paying equity securities. The Equity Income Strategy sleeve also takes environmental, social and governance factors into account in making investment decisions.

Small Cap Strategy. The Parnassus Small Cap Strategy sleeve is a diversified, fundamental, domestic, small-cap, core equity strategy with a value bias. The Small Cap Strategy sleeve invests principally in equity securities of companies with market capitalizations under $3 billion at the time of initial purchase that Parnassus believes are undervalued. The Small Cap Strategy sleeve seeks to invest in smaller companies with good businesses that are still developing. The Small Cap Strategy sleeve also takes environmental, social and governance factors into account in making investment decisions.

Portfolio 21 Investments ("Portfolio 21")

Global Equity Strategy. Portfolio 21 believes that the best long-term investments are found in companies with above-average financial characteristics and growth potential that excel at managing environmental risks and opportunities and societal impact.

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Portfolio 21 believes that a company's understanding of environmental principles demonstrates the qualities of innovation and leadership that create a distinct competitive advantage and build long-term value. Therefore, Portfolio 21 conducts fundamental research to find companies with attractive environmental, societal and financial attributes.

In conducting fundamental research Portfolio 21 combines traditional investment information with proprietary environmental analysis. Portfolio 21 believes that this creates a complete picture of how each company behaves commercially and how it deals with existing and emerging environmental risks and opportunities.

Portfolio 21 seeks certain traditional business qualities in each of the companies it considers for the Fund, such as:

•  a history of innovation and competitiveness;

•  products and services that meet important needs;

•  strong market position and the potential for sustained long-term growth;

•  above-average business fundamentals with attractive margins;

•  an ability to manage within ecological limits and to manage environmental risk and opportunity; and

•  business practices that are adaptable and reflect industry best practices.

Portfolio 21 follows a number of principles for investment to guide its research and decision-making when considering a company's environmental practices and societal interaction.

Principles for Investment

Ecological Limits: Companies should demonstrate an understanding of the ecological limits that exist for their business and address their specific impact areas through a range of initiatives.

Ecological limits present boundaries to industrial, economic and population growth. The capacity of our planet to provide the natural resources and services we need to maintain the global economy creates great risk for some companies, but also great opportunity for companies that respond creatively.

Environmental Stewardship: All companies are in a position to protect and preserve the environment and should have appropriate policies to guide their behavior.

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Responsible management and preservation of natural resources equate to strong stewardship systems. This includes research and development, lifecycle analysis, employee training and management vision and leadership.

Environmental Strategy: Companies should have strategies for becoming more efficient in their interactions with the environment.

Environmental strategies include energy and emissions management, waste management, logistics, environmental management systems, environmental accounting and reporting and procurement guidelines.

Human Rights & Equality: Companies should assure that they are not directly, or indirectly through their supply chain, involved in egregious labor practices.

A company's leadership and transparency surrounding its labor practices and supply chain encourages best practices on an industry-wide basis.

Societal Impacts: Companies should demonstrate an understanding of the impact that their activities have on a given society.

The production and sale of goods and services can have profound negative or positive affects on the economic, environmental and political welfare of societies.

Corporate Governance: All companies have the ability to be honorable corporate citizens. Essential to this achievement is a company's corporate governance structure and policies.

Responsible governance includes commitment to transparency, stakeholder relations, board diversity, product safety, stakeholder relations and environmental stewardship.

Portfolio 21 believes that finding companies that meet its financial and environmental standards is an important part of the process, but that it is also critical to make investments at reasonable valuations.

In Portfolio 21's opinion, each company is unique in terms of its business and environmental risk profile.

As a result, Portfolio 21 considers many factors in valuing a company, such as:

•  environmental risk factors;

•  management reputation;

•  traditional analysis of the stock price relative to earnings, cash flow, dividend yield and book value;

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•  valuation of the stock relative to the company's history, peer group and to the broad market; and

•  balance sheet and debt service analysis, including various measures of financial leverage and interest coverage ratios.

Portfolio 21 looks to achieve capital appreciation by investing in superior companies while also maintaining adequate diversification to avoid excessive risk.

The portfolio is diversified by:

•  economic sector, although Portfolio 21 is willing to have substantial over- and underweights relative to the market based on where Portfolio 21 finds the most attractive opportunities;

•  country or region, based on where Portfolio 21 finds individual opportunities; and

•  size of companies, with a consistent overall profile of large, global companies but also including smaller companies with perceived good future potential or unique business models

Portfolio 21's approach of investing in what it believes to be great companies results in a portfolio that looks quite different from the overall market. Portfolio 21 monitors the portfolio closely in an effort to assure prudent diversification based on exposure to a variety of economic trends and investment themes.

Portfolio 21 believes that finding companies that meet its financial and environmental standards is an important part of the process, but that it is also critical to make investments at reasonable valuations.

A security will be sold within a reasonable period of time if the company no longer meets Portfolio 21's environmental evaluation criteria or if the company no longer meets the Portfolio 21's minimum financial standards.

Pax World Management LLC

The Adviser manages several sleeve strategies:

Multi-Cap Equity Strategy. The Adviser may invest each Multi-Cap Equity Strategy sleeve's assets in securities of companies with any market capitalization and intends to focus on economic sectors that the Adviser believes will outpace the overall rate of growth of the United States Gross Domestic Product.

International Equity Strategy. To pursue this strategy, the Adviser will invest in the Underlying Pax ETF and/or an Underlying Pax Mutual Fund.

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The Underlying Pax ETF, the Pax MSCI EAFE ESG Index ETF, seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Index, which is created and maintained by MSCI, Inc. ("MSCI"). The Index consists of equity securities of issuers organized or operating in developed market countries around the world excluding the U.S. and Canada that have high environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually. The Index targets sector weights that reflect the relative sector weights of the MSCI Europe & Middle East Index and the MSCI Pacific Index. As of December 31, 2012, the index included companies with market capitalizations that ranged from $1.3 million to $201 billion.

The Underlying Pax Mutual Fund, the Pax World International Fund, invests primarily in equity securities (such as common stocks, preferred stocks and equity securities convertible into common or preferred stocks) of non-U.S. issuers. Pax World International Fund is not constrained by any particular investment style or capitalization range. Pax World International Fund may invest in "growth" stocks, "value" stocks or a combination of both, and may hold securities of large, medium and/or small capitalization companies. Additionally, Pax World International Fund's investments in securities of non-U.S. issuers may be diversified across multiple sectors and industries or focused on a limited number of sectors and industries, and may be diversified across multiple countries or geographic regions (including emerging market countries) or focused on a select geographic region.

Global Environmental Technologies Strategy. To pursue this strategy, the Adviser will invest in an Underlying Pax Mutual Fund, the Pax World Global Environmental Markets Fund (the "Global Environmental Markets Fund"). Under normal market conditions, the Global Environmental Markets Fund invests primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of non-U.S. issuers. The Global Environmental Markets Fund invests innovative companies around the world whose businesses and technologies focus on environmental markets including alternative energy and energy efficiency; water infrastructure technologies and pollution control; and environmental support services and waste management technologies.

In determining which securities to buy for the Global Environmental Markets Fund, the Global Environmental Markets Fund's subadviser selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The subadviser attempts to identify companies for possible investment by analyzing their valuations and growth prospects based on their market and competitive position, financial condition and economic, political and regulatory environment. The following characteristics may also be considered in analyzing the attractiveness of

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such companies: valuation factors such as price-to-earnings ratio; price-to-book ratio and/or price-to-cash flow ratio; a healthy balance sheet; overall financial strength; and catalysts for changes that improve future earnings prospects. The Global Environmental Markets Fund is not constrained by any particular investment style, and may therefore invest in "growth" stocks, "value" stocks or a combination of both. Additionally, it may buy stocks in any sector or industry, and it is not limited to investing in securities of a specific market capitalization and may hold securities of large, medium and/or small capitalization companies.

High Yield Bond Strategy. To pursue this strategy, the Adviser will invest in an Underlying Pax Mutual Fund, the Pax World High Yield Bond Fund (the "High Yield Bond Fund"). Under normal market conditions, the High Yield Bond Fund invests at least 80% of its assets (plus any borrowings for investment purposes) in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service, similarly rated by another major rating service, or unrated and determined by the Adviser to be of comparable quality. These fixed income securities are commonly referred to as "junk bonds."

In determining which securities to buy for the High Yield Bond Fund, the Adviser considers, among other things, the financial history and condition of the issuer, its cash flow trends, analysts' recommendations and the issuer's outlook and management team. The Adviser may consider selling a particular security if any of the original reasons for purchase materially change, if a more attractive investment is identified, to meet redemption requests, or if a company no longer meets the Adviser's environmental, social or governance standards. The Adviser generally employs fundamental analysis in making these determinations. Fundamental analysis involves the review of financial statements and other data to attempt to predict whether the price of an issuer's security is undervalued or overvalued.

Mixed Asset Strategy. To pursue this strategy, the Adviser will invest in an Underlying Pax Mutual Fund, the Pax World Balanced Fund (the "Balanced Fund"). The Balanced Fund normally expects to invest approximately 60-75% of its assets in equity securities and approximately 25-40% of its assets in debt securities, though this allocation may vary somewhat depending on market conditions. The Balanced Fund may invest in equity securities of companies with any market capitalization. The Balanced Fund is not constrained by any particular investment style, and may therefore invest in "growth" stocks, "value" stocks or a combination of both.

The Balanced Fund expects that the debt portion of its investment portfolio will consist primarily of debt securities, including mortgage-related securities, issued or guaranteed by the U.S. government or its agencies and instrumentalities with short-to intermediate-term maturities and corporate bonds that are, at the time of purchase,

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rated at least investment grade or unrated and determined by the Balanced Fund's portfolio manager to be of comparable quality.

Real Return Strategy. Through each Real Return Strategy sleeve the Adviser seeks to provide current income and safety of principal primarily through investing in assets that the Adviser expects to perform well in an inflationary environment. These assets may include inflation-linked debt securities, such as U.S. Treasury securities and non-mortgage related securities of the U.S. Government, its agencies, instrumentalities and corporations, including Treasury Inflation Protected Securities ("TIPS") and inflation-linked debt securities issued by domestic and foreign corporations and foreign governments. The assets may also include non-inflationary-linked debt securities such as U.S. Treasury bonds and investment-grade securities issued by foreign corporation and/or foreign governments.

Under normal conditions, the Adviser will invest between 50% and 100% of each Real Return Strategy sleeve's assets in inflation-linked debt securities, and between 0% and 50% in non-inflation-linked debt securities. The percentage and composition of the assets at any point in time will be determined by the Adviser based on its assessment of opportunities in the marketplace.

A Real Return Strategy sleeve may sell holdings for a variety of reasons, such as to adjust the sleeve's average maturity, to shift assets into or out of higher-yielding securities, or to adjust the sleeve's allocation among the various underlying assets.

Small Cap Strategy. To pursue this strategy, the Adviser will invest in an underlying Pax Mutual Fund, the Pax World Small Cap Fund (the "Small Cap Fund"). Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization. As of March 31, 2013, the Russell 2000 Index included companies with market capitalization from approximately $10 million to $5.60 billion.

The Small Cap Fund selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The portfolio manager may overweight or underweight a specific sector and may take concentrated positions which could lead to increased volatility. The Small Cap Fund is not constrained by any particular investment style, and may therefore invest in "growth" stocks, "value" stocks or a combination of both. Additionally, it may buy stocks in any sector or industry.

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Sustainability (Environmental, Social and
Governance) Criteria

The Adviser and the Sleeve Subadvisers apply a variety of sustainability or ESG criteria to the Funds' investments. Most of the Sleeve Subadvisers who manage different strategies within the Funds are asset managers with substantial experience in the field of sustainable investing. However, the ESG criteria integrated by a particular Sleeve Subadviser into its investment approach may differ from the criteria applied by another Sleeve Subadviser, or the same criteria could be used by different Sleeve Subadvisers but weighted differently. Some Sleeve Subadvisers may have a more narrow focus on one set of ESG factors—for example, they may focus solely on environmental criteria (the "E" in ESG). By bringing a diverse group of asset managers with various ESG approaches under one roof in a series of sleeves, the Funds provide investors with exposure to a variety of sustainability or ESG approaches, and a variety of asset classes, in the field of sustainable investing—or what some call "socially responsible" investing.

A small number of Sleeve Subadvisers may not ordinarily apply sustainability or ESG criteria to the management of their other portfolios. Such Sleeve Subadvisers may be chosen for the Funds because of their investment management experience in an asset class in which, in the determination of the Adviser and Morningstar Associates, there is no comparable Sleeve Subadviser available or appropriate who has prior ESG investing experience. In the case of such "non-ESG" Sleeve Subadvisers, the Adviser intends to modify investment decision-making made by such Sleeve Subadvisers through the application of the Adviser's ESG criteria.

The ESG criteria that the Adviser applies to the sleeves of the Funds it manages itself, as well as to assets or sleeves managed by so-called "non-ESG" Sleeve Subadvisers, follows what the Adviser calls a sustainable investing approach—investing in forward-thinking companies with more sustainable business models. The Adviser identifies those companies by combining rigorous financial analysis with equally rigorous environmental, social and governance analysis. The result, the Adviser believes, is an increased level of scrutiny that helps the Adviser identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term.

The Adviser avoids investing in issuers that it determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

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In seeking to invest in companies with sustainable business models that meet positive standards of corporate responsibility, the Adviser seeks to invest in companies with positive corporate policies and practices in the following areas:

•  Environment;

•  Workplace Practices and Human Rights;

•  Corporate Governance;

•  Community Impact; and

•  Product Safety and Integrity.

The Adviser's primary goal is to produce competitive returns for its investors. By integrating sustainability or ESG criteria into its investment approach, the Adviser also seeks to promote peace, to protect the environment, to advance global equity and to foster sustainable development.

Companies in which the Funds invest do not necessarily meet exemplary standards in all aspects of environmental, social and governance performance. The Adviser and Sleeve Subadvisers recognize that no company is perfect when it comes to corporate responsibility or sustainability. The Funds nonetheless seek to invest in companies that adhere to positive standards in these areas. The Adviser's and the Sleeve Advisers' sustainability or ESG criteria are designed to assist them in identifying those investments. It is their belief that well-managed companies that maintain good relations with employees, consumers, communities and the natural environment, and that strive to improve in those areas, will in the long run better serve investors as well.

For a more detailed discussion of the Adviser's ESG criteria, plus information on the ESG criteria of each of the Sleeve Subadvisers, please see the Funds' Statement of Additional Information.

Sleeve Subadvisers with prior ESG experience are responsible for voting shareholder proxies with respect to the holdings in the sleeves they manage, while Pax World votes proxies for any sleeve it manages as well as sleeves managed by non-ESG Sleeve Subadvisers. Sleeve Subadvisers with prior ESG experience use their own proxy voting criteria to determine how to vote in support of social responsibility.

The Funds intend to vote shareholder proxies in accordance with the Adviser's and the Sleeve Subadvisers' ESG criteria, to engage in dialogue with corporate management on issues of concern, and to initiate or support shareholder resolutions at annual stockholders meetings aimed at persuading companies to adopt higher standards of corporate transparency, accountability and responsibility.

For the proxy voting policies of the Adviser and each Sleeve Subadviser with prior ESG experience, please see the Funds' Statement of Additional Information.

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Portfolio Holdings

A description of each Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Funds' Statement of Additional Information.

Management, Organization and Capital Structure

Investment Adviser

Pax World Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, is the investment adviser for each of the Funds described in this Prospectus pursuant to an investment advisory agreement with the Trust (the "Management Contract"). The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and has been an investment adviser since 1971. As of December 31, 2012, the Adviser had $2.70 billion in assets under management. A discussion regarding the basis for the Board of Trustees' continuance of the Management Contract is available in the Funds' most recent semiannual report for the period ended June 30.

As investment adviser to each of the Funds, the Adviser has overall supervisory responsibility for: (i) the general management and oversight of investment of each Fund's securities portfolio; (ii) the evaluation, selection and recommendation to the Board of Trustees of the hiring, termination and replacement of Morningstar Associates and Sleeve Subadvisers; and (iii) overseeing and monitoring the ongoing performance of Morningstar Associates and the Sleeve Subadvisers, including their compliance with the investment objectives, policies and limitations of the Funds.

Under the Management Contract, the Funds pay advisory fees to the Adviser based on the applicable Fund's average daily net assets at an annual rate as follows:

Fund	Annual Rate of Advisory Fee
Growth Portfolio	0.90%
Growth and Income Portfolio	0.85%
Balanced Portfolio	0.80%
Income Portfolio	0.75%

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Morningstar Associates and all Sleeve Subadvisers are compensated by the Adviser out of the advisory fees the Adviser receives pursuant to the Management Contract and not by the Funds directly.

Morningstar Associates

Morningstar Associates, LLC, 22 W. Washington Street, Chicago, Illinois 60602, is the portfolio construction adviser to each of the Funds pursuant to an asset allocation subadvisory agreement with the Adviser (the "Asset Allocation Agreement"). Morningstar Associates is registered as an investment adviser with the SEC under the Advisers Act, and has been an investment adviser since 1999. A discussion regarding the basis for the Board of Trustees' continuance of the Asset Allocation Agreement is available in the Funds' most recent semiannual report for the period ended June 30.

As the portfolio construction adviser to the Adviser and each of the Funds, Morningstar Associates has primary responsibility for: (i) the design of the asset allocation strategy of each Fund, (ii) the amount of assets allocated to each Sleeve Subadviser and/or the Adviser, (iii) the evaluation, selection and recommendation to the Adviser and the Board of Trustees of hiring, termination and replacement of Sleeve Subadvisers to manage the assets of each Fund, and (iv) together with the Adviser, overseeing and monitoring the ongoing performance of Sleeve Subadvisers of each Fund.

The Adviser compensates Morningstar Associates out of the advisory fees it receives from the applicable Fund. As of the date of this Prospectus, the Adviser pays a fee to Morningstar Associates at an annual rate of 0.15% of the daily net assets of each Fund.

Sleeve Subadvisers

The Adviser may, with the prior approval of the Board of Trustees pursuant to an exemptive order issued by the SEC permitting the Trust and the Adviser to adopt a "manager of managers" structure, (i) hire, terminate or replace Sleeve Subadvisers for the Funds and (ii) change the terms of a Subadvisory Contract (as defined below), each without shareholder approval, subject to certain conditions. Accordingly, the Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

The Adviser has entered into a separate subadvisory agreement with each Sleeve Subadviser (each a "Subadvisory Contract") and compensates each Sleeve Subadviser that actively manages a Sleeve out of the investment advisory fees it receives from the applicable Fund. In general, the Sleeve Subadvisers have discretionary responsibility for investment of the Fund's assets and the portfolio management of

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the Fund, but certain Sleeve Subadvisers may have non-discretionary responsibility for investment of their sleeve of the Fund. Each Sleeve Subadviser's investment management services may include buying and selling securities on behalf of the Funds, as well as conducting the research that leads to buy and sell decisions. From time to time, the Adviser may manage all or a portion of each sleeve in order to rebalance the sleeve more closely to a portfolio recommended by the Sleeve Subadviser or for other reasons. Each Sleeve Subadviser is registered as an investment adviser with the SEC under the Advisers Act and has experience acting as an investment adviser and/or subadviser to other registered investment companies.

A discussion regarding the basis for the Board of Trustees' continuance of each Sleeve Subadviser's Subadvisory Contract is available in the Funds' most recent semiannual report for the period ended June 30.

Portfolio Managers

The following provides additional information about the individuals who have primary responsibility for determining the Funds' asset allocations and managing the Funds' investments. The Statement of Additional Information provides additional information about (i) their compensation, (ii) other accounts, if any, managed by these individuals, and (iii) their ownership of securities of any Funds they manage.

The Funds are managed by the following portfolio construction team at Morningstar Associates:

Jon Hale, Ph.D., CFA, is a Managing Consultant for Morningstar Associates, LLC. Mr. Hale has been responsible for managing the portfolio construction of the Funds since the Funds' inception. Mr. Hale joined Morningstar, Inc. in 1995 as a mutual-fund analyst, before helping launch Morningstar's Institutional Investment Consulting Group in 1998. From 2000-2001, Mr. Hale served on the management team at Domini Social Investments, LLC. In 2001, Mr. Hale rejoined the consulting group, which had become Morningstar Associates, LLC, as a senior consultant. Since 2006, he has been a member of the portfolio construction team that oversees asset allocation and multi-manager portfolios. In 2009, he was named Managing Consultant for Morningstar Associates. Prior to joining Morningstar, Inc., he taught at several universities. Mr. Hale holds a B.A. with Honors from the University of Oklahoma and a Ph.D. in political science from Indiana University.

Peter DiTeresa is a Senior Investment Consultant for Morningstar Associates, LLC. Mr. DiTeresa has been responsible for managing the portfolio construction of the Funds since the Funds' inception. Mr. DiTeresa, who joined Morningstar Associates in 2003, oversees various asset-allocation programs and multi-manager portfolios. Mr. DiTeresa joined Morningstar, Inc. in 1995 as a mutual-fund analyst. He holds a B.A. with Honors from the University of Chicago and an M.A. from Harvard University.

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In addition to Messrs. Hale and DiTeresa, Morningstar Associates utilizes a number of other internal asset allocation consultants that serve as an investment resource to the portfolio construction team.

The following portfolio managers are primarily responsible for managing the indicated sleeves of the Funds:

Christopher H. Brown is Chief Investment Officer for the Adviser and manages the Pax World Multi-Cap Equity Strategy, the Foreign Large Cap Blend and the Multi-Cap Core sleeves of each applicable Fund. Mr. Brown has been responsible for the management of the Pax World Multi-Cap Equity Strategy sleeve since the Funds' inception. Mr. Brown has been a portfolio manager with the Adviser since 1998. Mr. Brown is a graduate of the Boston University School of Management with a concentration in Finance.

Anthony Trzcinka, CFA, manages the Pax World Real Return Strategy sleeve of each applicable Fund. Mr. Trzcinka has been responsible for the management of the Pax World Real Return Strategy sleeve since the Funds' inception. Mr. Trzcinka has been a portfolio manager with the Adviser since 2003. Before joining the Adviser, Mr. Trzcinka spent more than three years at AEW Capital Management as an Assistant Vice President, and prior to that had more than 10 years of overall finance experience. Mr. Trzcinka has a Masters of Business Administration from Northeastern University and a Bachelor of Arts from the University of Massachusetts and holds the CFA designation. Mr. Trzcinka is a member of the Boston Security Analyst Society and the CFA Institute.

Mary V. Austin, CFA, manages the Pax World High Yield Bond Strategy sleeve of each applicable Fund. Ms. Austin has been responsible for the management of the Pax World High Yield Bond Strategy sleeve since the Funds' inception. Ms. Austin has been a portfolio manager with the Adviser since 2005 and has been involved with the management of Funds for the Adviser since 1999. Ms. Austin received her Bachelor of Business Administration in Public Accounting from Pace University. Ms. Austin holds the CFA designation and is a member of the New York Society of Securities Analysts.

Ivka Kalus-Bystricky manages the Pax World International Strategy sleeve of each applicable Fund. Ms. Kalus-Bystricky has been responsible for management of the Pax World International Strategy sleeve since the Funds' inception. Ms. Kalus-Bystricky has been a portfolio manager with the Adviser since 2008. Before joining Pax World, she was a senior portfolio manager at State Street Global Advisors and Barings, where she managed international portfolios. Prior to that, she worked as an equity analyst at Putnam and Independence Investment, where she covered various international market sectors. Ms. Kalus-Bystricky holds a Bachelor of Arts in biology from

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Harvard University, a Master's Degree from the Fletcher School of Law and Diplomacy, and a Master of Business Administration from INSEAD in France.

How Share Price Is Determined

The net asset value per share ("NAV") of each class of a Fund's shares is determined by dividing the total value of the Fund's net assets attributable to that class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding of that class.

The NAV of the Funds is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the "NYSE Close") on the New York Stock Exchange on each day (a "Business Day") that the New York Stock Exchange is open for trading.

The Funds' investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see "Pricing of Fund Shares" in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds' investments will be valued as determined in good faith pursuant to policies and procedures approved by the Trustees (so called "fair value pricing"). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and the usual time of valuation. The

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Funds' use of fair value pricing may help deter short-term trading activity as discussed below under "Frequent Purchases and Redemptions of Fund Shares."

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund's shares may change on days when an investor is not able to purchase, redeem or exchange shares.

Shareholder Guide

Choosing a Share Class

Each Fund offers Class A, Class C and Institutional Class shares. Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your financial representative to choose the class that best suits your investment needs.

Factors you should consider in choosing a class of shares include:

•  how long you expect to own the shares;

•  how much you intend to invest;

•  the total expenses associated with owning shares of each class;

•  whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option than Class C shares over time, particularly if you qualify for a sales charge reduction or waiver); and

•  whether you plan to take any distributions in the near future.

Each investor's financial considerations are different. You should speak with your financial representative to help you decide which share class is best for you.

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Comparison of Share Classes

	Class A	Institutional Class	Class C
Minimum Initial Investment[1]	$1,000	$250,000	$1,000
Minimum Subsequent Investment	$50	None	$50
Maximum Investment	None	None	$999,999[2]
Maximum Initial Sales Charge	5.50%[3]	None	None
Maximum Contingent Deferred Sales Charge	1.00%[4]	None	1.00%[5]
Maximum Distribution and Service Fees	0.25%	None	1.00%

1May be waived in the sole discretion of the Fund, the Adviser or the Fund's distributor.

2Orders for Class C shares of a Fund, other than Class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of Class A shares (as described below), is $1 million or more. Because Class A shares have a lower distribution fee and no shareholder servicing fee, and because the initial sales charge is eliminated for Class A share purchases of $1 million or more, investors considering cumulative purchases of $1 million and investors intending to hold their shares for a substantial period of time should consider whether Class A shares would be more advantageous and should consult their financial representative.

34.50% for the Income Portfolio. Reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more.

4Applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge.

5Applies to shares sold within one year after purchase.

Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

Institutional Class Eligibility

Institutional Class shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement* for purchases of Institutional Class shares:

•  Retirement and other benefit plans

•  Endowment funds and foundations

•  Any state, county or city, or its instrumentality, department, authority or agency

•  Accounts registered to insurance companies, trust companies and bank trust departments

•  Any entity that is considered a corporation for tax purposes

•  Investment companies both affiliated and not affiliated with the adviser

•  Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting or similar services; or (ii) have entered into an agreement with the Funds' Distributor to offer Institutional Class shares through a no-load program or investment platform.

*The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the Fund's sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the Fund to pay any type of administrative payments per shareholder account to any third party. The Fund may waive the minimum initial investment for other categories of investors at its discretion.

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How to Purchase Shares

All accounts must be opened through an investment adviser, approved broker/dealer or other financial intermediary. Your financial representative may obtain an account application from the Funds' website at www.esgmanagers.com or by contacting Pax World at 877.374.7678. The completed application, along with a check made payable to "the ESG Managers Portfolios" (or any other form of payment acceptable to the Funds in their discretion), must then be returned to ESG Managers Portfolios at the following address:

by regular mail to1:

ESG Managers Portfolios
P.O. Box 55389
Boston, MA 02205-5389
Toll-Free Telephone: 888.374.8920

or, by overnight delivery to:

ESG Managers Portfolios
C/O BFDS
30 Dan Road Suite #55389
Canton, MA 02021-2809

1Orders will not be considered "received" by the Fund for purposes of determining the price at which they will effected until they have been delivered to BFDS' Canton facility.

Please note that the Trust cannot accept money orders or cashier's, third-party, traveler or starter checks.

Investors wishing to pay for shares by wire transfer (or by any other payment method) should contact Pax World at 888.374.8920.

Share purchases will not be processed until full payment is received. Share ownership shall be recorded on the books of the transfer agent in an account under the purchaser's name, and a confirmation of the purchase will be issued to the purchaser showing the account number and the number of shares owned.

Investment Minimums

Shares of the Funds are offered for sale on a continuous basis at the offering price, which is NAV plus any applicable sales charges (Class A only). Generally, share purchases are subject to the minimum investment amounts set forth below. A shareholder's financial advisor may establish higher investment minimums.

	Minimum Initial Investment	Minimum Subsequent Investment
Class A Shares	$1,000	$50
Institutional Shares	$250,000	None
Class C Shares	$1,000	$50

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Each Fund may waive investment minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares through (1) certain omnibus accounts, (2) certain wrap-fee programs that offer asset allocation services and charge an asset-based feel, and (3) certain employer-sponsored retirement plans. In addition, each Fund may waive investment minimums and any applicable service fees in other circumstances at its discretion.

Sales Charges

Class A Shares

The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The "offering price," the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

ALL PORTFOLIOS OTHER THAN INCOME PORTFOLIO

	Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Rate Commission as a % of Offering Prince
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	None	None	See Below

INCOME PORTFOLIO

	Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Rate Commission as a % of Offering Prince
Less than $50,000	4.50%	4.71%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.25%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	See Below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above

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due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the net asset value of the shares being sold, whichever is less. The distributor may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge. The Funds may reimburse the distributor for these payments through their plans of distribution (see "Distribution Arrangements" in this Prospectus).

Class A shares Not Subject to a Sales Charge

The following investments are not subject to any initial or contingent deferred sales charge if the Funds are properly notified of the nature of the investment:

•  Investments made by accounts that are part of certain qualified fee-based programs through an investment dealer's load-waived Class A share program;

•  Investments in Class A shares made by endowments or foundations with $10 million or more in assets;

•  Investments made through an employer-sponsored retirement plan, provided its plan administrator or dealer of record has entered into an agreement with the Funds or it invests at least $1 million in Class A shares of the Funds; and

•  Certain rollover investments from retirement plans to IRAs (see "Rollovers from retirement plans to IRAs" in this Prospectus for more information).

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell the Funds and employees of the Adviser and the Sleeve Subadvisers. Please see the Statement of Additional Information for more information about reductions and waivers of sales charges, including deferred sales charges. You may consult your financial representative or the Funds for assistance.

Class C shares

There is no front-end sales charge for Class C shares, but if you sell the shares within one year after purchase, you will have to pay a 1.00% contingent deferred sales charge ("CDSC"). The distributor may pay dealers up to 1.00% on investments made in

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Class C shares. The Funds may reimburse the distributor for these payments through their plans of distribution (see "Distribution Arrangements" in this Prospectus).

Shares acquired through reinvestment of dividends or capital gains are not subject to a CDSC.

Contingent Deferred Sales Charges (Class C and Certain Class A Shares)

A deferred sales charge of 1.00% will apply to Class C shares if redeemed within one year of purchase. Unless otherwise agreed with the Adviser, Class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within 18 months of purchase. Please see the Funds' Statement of Additional Information for more information. Deferred sales charges will be based on the lower of the shares' original purchase price and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

Sales Charge Reductions and Waivers

The Funds offer two principal ways for you to qualify for discounts on initial sales charges on Class A shares, often referred to as "breakpoint discounts":

Right of Accumulation. You can add the amount of your current purchases of Class A shares of one or more of the Funds to the value of your existing accounts in the Funds to obtain a breakpoint discount. Individuals can also include purchases by, and accounts owned by, their spouse or domestic partner and minor children, including accounts established through different financial representatives.

For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases.

To calculate the total value of your existing accounts and any linked accounts, the Funds will use the current maximum public offering price of those shares.

Statement of Intention. A statement of intention is a document in which you agree to make purchases of Class A shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the applicable Fund or Funds will redeem shares from your account in an amount equal to the difference between the higher

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initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

•  Individual accounts

•  Joint accounts

•  Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

•  Shares of the Funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

In order to obtain a breakpoint discount, you must inform the Funds or your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. If you do not let the Funds or your financial representative know that you are eligible for a discount, you may not receive a reduced sales charge to which you are entitled. The Funds or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found in the Funds' Statement of Additional Information.

Additional Reductions and Waivers of Sales Charges

In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:

•  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

•  tax-free returns of excess contributions to IRAs;

•  redemptions due to death or post purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

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•  redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

•  the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the Statement of Additional Information for more information about waivers regarding these types of transactions):

  — redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

  — if you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

Rollovers from Retirement Plans to IRAs

Assets from retirement plans may be invested in Class A or Class C shares through an IRA rollover, subject to the other provisions of this Prospectus. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. However, rollovers IRAs invested in Class A shares will be made without a sales charge if the assets being rolled over were invested in the Funds at the time of distribution.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets invested in Class A shares that are not attributable to a Fund's investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in this Prospectus and the Funds' Statement of Additional Information.

Right of Reinvestment

Subject to the Funds' policies regarding frequent purchase and redemption of Fund shares, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution of Class A shares in any Fund without a sales charge provided that the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. In order to take advantage of this privilege, you must notify the Fund or your broker/dealer at the time of the repurchase. The Funds reserve the right to modify or eliminate this privilege at any time without notice to shareholders.

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In General

Generally, if a purchase order is received in proper form by the Trust's transfer agent by the NYSE Close, the shares will be purchased at the net asset value determined as of that day (plus any applicable sales charges); otherwise, the shares will be purchased at the net asset value next determined (plus any applicable sales charges).

There are certain exceptions when an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the transfer agent after the net asset value has been calculated for that day (in which case the order may be processed at that day's net asset value, plus any applicable sales charges). In such cases, it is the financial institution's responsibility to transmit orders so that they will be received by the Trust's transfer agent (or such other entity) on a timely basis.

Investors who purchase shares through certain benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the transfer agent for execution.

The Trust does not process orders on days when the New York Stock Exchange is closed. If a purchase order is received by the transfer agent on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day's net asset value, plus any applicable sales charges.)

The Trust reserves the right to refuse a purchase if, in the judgment of the Adviser, the purchase would adversely affect the Funds and their shareholders. In particular, the Trust and the Adviser each reserve the right to utilize various measures including, but not limited to, restricting purchases of Fund shares or closing an account when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions will vary according to the particular circumstances.

Federal law requires all financial institutions to obtain and record personal information about an investor to verify the investor's identity. If an investor refuses to provide such information, the Funds and other financial institutions may be unable to open an account for such investor. The Funds reserve the right to reject any purchase order (including via an exchange) or to suspend or to modify the continuous offering of shares. The Funds further reserve the right to close an account(or to take such other steps as the Funds deem reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.

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Share Certificates

The Funds do not issue share certificates.

Financial Advisors

A shareholder's financial advisor can help the shareholder purchase shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Funds.

Purchasing Additional Shares

Investing by Mail

Shareholders may purchase additional shares of the Funds by mailing a check to the address above under the caption "How to Purchase Shares." Checks for subsequent purchases should be payable to "the ESG Managers Portfolios" and should clearly indicate the account number and Fund name. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record. Please note that shares purchased by check are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

Investing by Telephone

In order to purchase additional shares of the Funds by telephone, call ESG Managers Portfolios toll-free at 888.374.8920, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent purchases, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

The Funds reserve the right to cancel any telephone purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

Investing by Wire Transfer

In order to purchase additional shares of the Funds by wire transfer, please call ESG Managers toll-free at 888.374.8920.

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Purchasing by Wire:

State Street Bank & Trust Co.
ABA # 011000028
Account # 99058570
For further credit: Fund name, Shareholder Name, Account #

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record. Shares will be purchased at the net asset value next determined after the wire is received.

Automatic Investment Plan

Under the ESG Managers Portfolios Automatic Investment Plan, a shareholder may make regular monthly or quarterly purchases of shares via an automatic debit from a bank account. For additional information about this service, please contact ESG Managers Portfolios toll-free at 888.374.8920 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Funds' website at www.esgmanagers.com.

Investing Online

In order to purchase additional shares of the Funds online, a shareholder must:

•  Provide bank information for electronic (ACH) transfers on his or her initial application form or a Shareholder Service Form (the Shareholder Service Form is available at the ESG Managers website at www.esgmanagers.com and may be requested by calling ESG Managers toll-free at 888.374.8920); and then

•  Go to www.esgmanagers.com, use his or her User ID and password to access his or her account and follow the on-screen instructions to purchase shares.

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

The Funds reserve the right to cancel any online purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

Automatic Investment Plan

Under the ESG Managers Portfolios Automatic Investment Plan, a shareholder may make regular monthly or quarterly purchases of shares via an automatic debit from a bank account. For additional information about this service, please contact ESG

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Managers Portfolios toll-free at 888.374.8920 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Funds' website at www.esgmanagers.com.

How to Sell Shares

Financial Advisors

A shareholder's financial advisor can help the shareholder redeem shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Funds.

Shareholders may redeem (sell) shares of a Fund as described below for cash at the net asset value per share next determined after the Fund's transfer agent receives a redemption request in proper form (less any applicable CDSC fee). A redemption request must be in writing and the signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" if the proceeds of the redemption:

•  exceed $50,000;

•  are to be paid to a person other than the record owner; or

•  are to be sent (i) to an address other than the address on the transfer agent's records or (ii) within 30 days after the transfer agent has been notified of an address change; are being sent by wire or ACH transfer to a bank account other than the one that is preauthorized on the transfer agent's records.

An "eligible guarantor institution" includes any domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are:

•  Securities Transfer Agents Medallion Program (STAMP);

•  Stock Exchanges Medallion Program (SEMP); and

•  New York Stock Exchange, Inc. Medallion Signature Program (MSP).

Signature guarantees made by entities that are not a part of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a certain dollar amount. The Trust's transfer agent reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution.

Generally, payment for shares redeemed will be made by check, electronic (ACH) transfer or wire transfer within seven days after receipt by the Trust's transfer agent

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of the redemption request in proper form. Redemptions and/or payments for shares redeemed may be suspended for more than seven days when trading on the New York Stock Exchange is restricted or during an emergency that makes it impractical for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the SEC for the protection of investors. The Funds charge a fee of $10.00 for each wire redemption.

Shares purchased by check or electronic (ACH) transfer are held in escrow by the Trust's transfer agent until the check has been collected or the payment has been received, which may take up to 10 days. Payment for shares redeemed will be delayed in such cases until the transfer agent has confirmed receipt of payment for such shares.

Redeeming by Mail

A shareholder may request a redemption of up to $50,000 by written request signed by all account owners exactly as their names appear on the records of the Trust's transfer agent. If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the transfer agent must be submitted before the redemption request will be processed. Written redemption requests and all related documents and instruments should be directed to the transfer agent:

by regular mail to1:

ESG Managers Portfolios
P.O. Box 55389
Boston, MA 02205-5389
Toll-Free Telephone: 888.374.8920

or, by overnight delivery to:

ESG Managers Portfolios
C/O BFDS
30 Dan Road Suite #55389
Canton, MA 02021-2809

1Orders will not be considered "received" by the Fund for purposes of determining the price at which they will effected until they have been delivered to BFDS' Canton facility.

Redeeming by Telephone

A shareholder may request a redemption of at least $1,000 by telephone. Telephone redemptions may not exceed $50,000. The proceeds from a telephone redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account. Redemptions to the address of record cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem shares by telephone, a shareholder must telephone ESG Managers Portfolios toll-free at 888.374.8920, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time.

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For shareholder protection and to prevent fraudulent redemptions, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

Redeeming Online

A shareholder my request a redemption of no more than $50,000 online. The proceeds from an online redemption may be paid only to the record owner(s) and may be sent only to the record address or to a preauthorized bank account. Redemptions to the address of record cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem shares online, a shareholder must go to www.esgmanagers.com, use his or her User ID and password to access his or her account and follow the on-screen instructions to redeem shares.

A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

In General

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Involuntary Redemptions

Due to the relatively high costs of maintaining small accounts, shareholders are asked to maintain an account balance in a Fund equal to at least the minimum investment necessary to open the account. The Trust reserves the right to redeem all shares held by any shareholder, other than an individual retirement account (IRA) or other tax-deferred retirement plan shareholder, whose account has a balance in an amount less than the minimum investment necessary to open the account. The Trust will give any shareholder subject to involuntary redemption 60 days' prior written notice, during which time the shareholder may purchase sufficient additional shares to avoid involuntary redemption. A shareholder's Fund account will not be liquidated if the reduction in size is due solely to decline in market value of a shareholder's Fund shares.

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How to Exchange Shares

In General

Financial Advisors

A shareholder's financial advisor can help the shareholder exchange shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Funds.

A shareholder may exchange shares of any Fund within the ESG Managers Portfolios for shares of the same class of any other Fund within the ESG Managers Portfolios, subject to the minimum investment requirements of such classes and to the frequent purchase and redemptions policies described below. In addition, an exchange generally will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax, except that an exchange of shares between two classes of the same Fund generally is not a taxable exchange. Shares are exchanged on the basis of their respective net asset values, next determined after the transfer agent receives the exchange request in proper form.

The Trust reserves the right to suspend exchange privileges on any account if the Adviser determines that the account's exchange activity is likely to adversely affect its ability to manage the Funds. See the section below captioned "Frequent Purchases and Redemptions of Fund Shares."

Exchanging by Mail

Shareholders may exchange shares of a Fund by mailing an exchange request:

by regular mail to1:

ESG Managers Portfolios
P.O. Box 55389
Boston, MA 02205-5389
Toll-Free Telephone: 888.374.8920

or, by overnight delivery to:

ESG Managers Portfolios
C/O BFDS
30 Dan Road Suite #55389
Canton, MA 02021-2809

1Orders will not be considered "received" by the Fund for purposes of determining the price at which they will effected until they have been delivered to BFDS' Canton facility.

Exchanging by Telephone

In order to exchange shares by telephone, a shareholder must telephone ESG Managers Portfolios toll-free at 888.374.8920, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time.

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For shareholder protection and to prevent fraudulent exchanges, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.

Cost Basis Reporting

Upon the sale or exchange of your shares in a Fund, such Fund or, if you purchase your shares through a broker, dealer or other financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please call the Funds' transfer agent, Boston Financial Data Services at 888.374.8920 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

Frequent Purchases and Redemptions of Fund Shares

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, to generate transaction and other costs, to dilute the value of Fund shares held by long-term shareholders and otherwise to adversely affect the Funds. This type of excessive short-term trading activity is referred to herein as "frequent purchases and redemptions." The Funds are not intended as a vehicle for frequent purchases and redemptions.

Accordingly, the Trust's Board of Trustees has adopted policies and procedures that are reasonably designed to discourage, and otherwise to limit the negative effects of, frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures require the Funds to:

•  actively monitor daily purchases and redemptions in order to detect and prevent excessive and disruptive trading practices; and

•  use fair value pricing when market prices are not readily available.

The policies and procedures described above are intended to deter frequent purchases and redemptions in the Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard. A

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substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Funds on a net basis, conceal the identity of individual investors from the Funds because the financial intermediary maintains the record of underlying beneficial owners. In addition, certain financial intermediaries have different policies regarding monitoring and restricting frequent purchases and redemptions in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above.

The Trust's Board of Trustees reserves the right to amend its policies and procedures at any time and from time to time in its sole discretion, without prior notice to shareholders.

Taxes, Dividends and Distributions

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax adviser about foreign, federal, state, local or other tax laws applicable to you.

Each of the Funds has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to U.S. federal income tax on its net investment income, net short-term capital gains and net long-term capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. If a Fund fails to qualify as a regulated investment company or to satisfy the distribution requirements applicable to regulated investment companies in any taxable year, the Fund would be subject to fund-level taxation with respect to such year, which, consequently, would result in a reduction in income available for distribution to shareholders.

For U.S. federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the

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investments that generated them, rather than by how long you have owned your shares. Proper distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year are generally taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates.

Distributions of gains from investments that a Fund owned (or is deemed to have owned) for one year or less and gains on the sale of or payments on bonds characterized as market discount are generally taxable to shareholders as ordinary income. Distributions of investment income properly reported by a Fund as derived from "qualified dividend income" are taxed to individuals at the reduced rates applicable to net capital gain, provided that both the shareholder and the relevant Fund meet certain holding period and other requirements.

For taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose dividends, including any capital gain dividends paid by a Fund, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Distributions are taxable to you whether you receive them in cash or reinvest them in additional shares. Distributions may also be subject to state and local taxes. Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions from such a plan.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments (including when it is not advantageous to do so) in order to satisfy its distribution requirements.

Due to the multi-manager approach employed by the Funds, certain of the Funds' investments may be more likely to be subject to one or more special tax rules (including, but not limited to, wash sale, constructive sale, short sale, and straddle

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rules) that may affect the timing, character and/or amount of a Fund's distributions to shareholders. See "Taxation" in the Statement of Additional Information for more information about the tax consequences of specific Fund investment practices and investments.

A Fund's or an acquired fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, a Fund's return on those investments would be decreased. Generally, shareholders of the Funds will not be entitled to claim a credit or deduction with respect to any foreign taxes withheld from or paid by a Fund or an acquired fund. However, if a Fund meets certain requirements, it may elect to permit shareholders to claim a credit or deduction on their income tax return (subject to certain limitations) with respect to foreign taxes withheld from or paid by the Fund. In addition, a Fund's investment in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

A Fund's use of derivatives may affect the amount, timing and/or character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

To the extent a Fund invests in acquired funds, the Fund's distributions could vary in terms of their timing, character, or amount from what the Fund's distributions would have been had the Fund invested directly in the portfolio securities or other assets held by the acquired fund.

Any gain resulting from the redemption, sale or exchange of your shares will generally also be subject to tax. If you exchange shares of one Fund for shares of another Fund, this generally will be treated as a redemption of Fund shares and purchase of new Fund shares and any gain realized on the redemption portion of the transaction generally will be subject to U.S. federal income tax. For information about determining your tax basis for shares, including those acquired through the reinvestment of dividends, see "Cost Basis Reporting" above.

A Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

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Special tax considerations apply to foreign persons investing in a Fund. Foreign persons are urged to consult the Statement of Additional Information for more information.

* * * * *

The tax information provided in this Prospectus is general information and, unless otherwise explicitly noted, may not apply to a shareholder if he or she is investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. This information is based on current tax laws and regulations, which may change (possibly with retroactive effect). Shareholders are urged to consult their own tax advisers regarding their particular tax situation (under federal, state, local, and foreign tax laws). More information about taxes is contained in the Statement of Additional Information.

Dividends and Distributions

Each Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class A and Class C shares are expected to be lower than dividends on Institutional Class shares as a result of the distribution fees applicable to Class A and Class C shares.

The Funds expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. "Dividends" generally represent interest and dividends earned from securities held by a Fund, net of expenses incurred by that Fund. "Capital gains" generally represent net long-term capital gains on sales of securities held for more than one year and net short-term capital gains on sales of securities held for one year or less.

Shareholders may elect one of the following options for receipt of their dividend and capital gain distributions, if any:

•  Reinvest all distributions in additional shares of the same class of the Fund. This will be done unless the shareholder elects another option.

•  Reinvest all distributions in shares of the same class another Fund at net asset value. The shareholder must have an account existing in the Fund selected for investment with the identical registered name. The shareholder must elect this option on his or her account application or by a telephone request to the transfer agent.

•  Receive dividends in cash (see options below) and reinvest capital gains in additional shares of the same class of the Fund or another Fund at net asset value.

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•  Reinvest dividends in additional shares of the same class of the Fund or another Fund at net asset value and receive capital gains in cash (see options below).

•  Receive all distributions in cash by one of the following methods:

  — Send the check to the shareholder's address of record.

  — Send the check to a third party address.

  — Transfer the money to the shareholder's bank via electronic (ACH) transfer.

Shareholders should elect an option by sending written instructions to the transfer agent:

by regular mail to:

ESG Managers Portfolios
P.O. Box 55389
Boston, MA 02205-5389
Toll-Free Telephone: 888.374.8920

or, by overnight delivery to:

ESG Managers Portfolios
C/O BFDS
30 Dan Road Suite #55389
Canton, MA 02021-2809

If a shareholder elects to have distributions reinvested in shares of a Fund, a confirmation of any reinvestment will be made through a quarterly statement sent to the shareholder by the transfer agent at such shareholder's address of record.

Important Note Regarding "Lost Shareholders"

If a shareholder elects to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to such shareholder's address of record, or if your checks remain uncashed for six months, the Fund reserves the right to reinvest your distribution checks in your account at the then-current net asset value and to change your distribution option to reinvest all distributions in additional shares of the same class of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Distribution Arrangements

Rule 12b-1 Plans

Each Fund has adopted a plan (a "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act that allows it to pay distribution fees for the sale and distribution of its Class A and Class C shares. The annual fees may equal up to 0.25% for Class A or up to 0.75% for Class C of the average daily net assets allocable to such classes of shares of a Fund.

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In addition to the 12b-1 Plan, each Fund has adopted a shareholder services plan (a "Services Plan") with respect to Class C shares. Under each Services Plan, up to 0.25% of the average daily net assets allocable to Class C shares of the Fund may be used to pay service fees to qualified dealers for providing certain shareholder services (e.g., personal services rendered to such shareholders and/or the maintenance of shareholder accounts).

Because distribution and service fees are paid out of the Funds' assets on an ongoing basis, over time these expenses will increase the cost and reduce the return of your investment. The higher fees for Class C shares may cost you more over time than paying the initial sales charge and 12b-1 fee for Class A shares.

Payment for Sub-Transfer Agency Services

The Funds may make payments to financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Adviser, ALPS Distributors, Inc., the Trust's principal underwriter (the "Distributor"), and their affiliates and are in addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The Adviser and ALPS Distributors, Inc. do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Additional Payments to Financial Intermediaries

In addition to the foregoing payments, the Adviser or the Funds' Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund shares through specialized programs such as tax deferred retirement programs) in connection with distribution, which may include providing services intended to result in the sale of Fund shares, or to pay a portion of costs related to, marketing support, account consolidation, education,

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transaction processing and/or administrative services support. The Adviser may sponsor informational meetings, seminars and other similar programs designed to market the Funds.

These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund shares held through a particular Financial Intermediary increases. The amount of such compensation and payments may be made on a one-time and/or periodic basis. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. Some of these payments are commonly referred to as "revenue sharing." At times, such payments may create an incentive for a Financial Intermediary to recommend or make shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.

The Adviser or the Funds' Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the Securities and Exchange Commission and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Funds, the Funds' Distributor or the Adviser.

Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund's purchase or sale of portfolio securities. However, the Funds and the Adviser do not consider a financial intermediary's sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

Shareholder Services

Tax-Deferred Retirement Plans

Various tax-deferred retirement plans and accounts, including IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, and SEP (Simplified Employee Pension) IRA plans, are available through ESG Managers. Information regarding the establishment and administration of these plans, custodial fees and other details is available from ESG Managers. If a shareholder is considering adopting such a plan, he or she should consult with his or her own legal and tax advisors with respect to the establishment and maintenance of such a plan.

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Delivery of Shareholder Documents

In order to reduce expenses, it is intended that the Trust will deliver only one copy of a Fund's Prospectus and each annual and semiannual report to any address shared by two or more accounts. Shareholders who wish to receive additional copies of these documents and who hold their shares directly with a Fund should request a separate copy by writing to ESG Managers Portfolios at P.O. Box 55389, Boston, MA 02205-5389, by telephoning ESG Managers toll-free at 888.374.8920 or by visiting the Funds' website at www.esgmanagers.com. Alternatively, if shares are held through a specified benefit plan or financial institution, please contact it directly. Within thirty days after receipt of a shareholder's request by the Trust or financial institution, as applicable, such party will begin sending shareholders individual copies.

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Financial Highlights

The financial highlights table below is intended to help investors understand the Funds' financial performance for the periods ended December 31, 2012. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information provided for the Growth Portfolio (formerly the Aggressive Growth Portfolio), Growth and Income Portfolio (formerly the Growth Portfolio), Balanced Portfolio (formerly the Moderate Portfolio) and Income Portfolio (formerly the Conservative Portfolio) for all periods has been derived from the Funds' financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with such financial statements, is included in the Funds' annual report to shareholders. The Fund's annual report for the year ended December 31, 2012 is incorporated by reference into the Statement of Additional Information and is available without charge upon request by writing to ESG Managers Portfolios at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801, by telephoning (toll-free) 877.374.7678 or by visiting the ESG Managers Portfolios website at www.esgmanagers.com.

Selected data for a share outstanding throughout each period.  December 31, 2012

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period
Growth
Class A
Year Ended December 31, 2012	$10.30	$0.11	$1.02	$1.13	$0.10	$—	$0.10	$11.33
Year Ended December 31, 2011	10.89	0.12	(0.61)	(0.49)	0.07	0.03	0.10	10.30
Period Ended December 31, 2010[5]	10.00	0.13	0.86	0.99	0.10	—	0.10	10.89
Institutional Class
Year Ended December 31, 2012	$10.34	$0.12	$1.04	$1.16	$0.13	$—	$0.13	$11.37
Year Ended December 31, 2011	10.91	0.14	(0.59)	(0.45)	0.09	0.03	0.12	10.34
Period Ended December 31, 2010[5]	10.00	0.13	0.90	1.03	0.12	—	0.12	10.91
Class C
Year Ended December 31, 2012	$10.29	$0.02	$1.03	$1.05	$0.03	$—	$0.03	$11.31
Year Ended December 31, 2011	10.88	0.03	(0.58)	(0.55)	0.01	0.03	0.04	10.29
Period Ended December 31, 2010[5]	10.00	0.04	0.88	0.92	0.04	—	0.04	10.88
Growth and Income
Class A
Year Ended December 31, 2012	$10.38	$0.18	$0.91	$1.09	$0.17	$—	$0.17	$11.30
Year Ended December 31, 2011	10.80	0.20	(0.43)	(0.23)	0.19	0.00[6]	0.19	10.38
Period Ended December 31, 2010[5]	10.00	0.25	0.72	0.97	0.17	—	0.17	10.80
Institutional Class
Year Ended December 31, 2012	$10.37	$0.20	$0.93	$1.13	$0.20	$—	$0.20	$11.30
Year Ended December 31, 2011	10.80	0.22	(0.44)	(0.22)	0.21	0.00[6]	0.21	10.37
Period Ended December 31, 2010[5]	10.00	0.22	0.76	0.98	0.19	—	0.19	10.80
Class C
Year Ended December 31, 2012	$10.34	$0.09	$0.95	$1.04	$0.08	$—	$0.11	$11.27
Year Ended December 31, 2011	10.78	0.11	(0.44)	(0.33)	0.11	0.00[6]	0.11	10.34
Period Ended December 31, 2010[5]	10.00	0.14	0.75	0.89	0.11	—	0.11	10.78

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Commencement of Operations for each Fund—January 4, 2010

6  Rounds to less than $0.01.

96

			Ratios to average net assets[3]
	Total return[2]	Net assets end of period (in $ 000's)	Net expenses including reimbursements and waivers	Net investment income (loss)	Net expenses before voluntary waivers	Gross expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Growth
Class A
Year Ended December 31, 2012	11.04%	$9,751	1.32%	1.04%	1.44%	3.19%	45%
Year Ended December 31, 2011	(4.50%)	1,463	1.19%	1.09%	1.44%	6.37%	53%
Period Ended December 31, 2010[5]	9.96%	768	1.23%	1.32%	1.55%	8.40%	40%
Institutional Class
Year Ended December 31, 2012	11.24%	$1,753	1.06%	1.12%	1.19%	2.94%	45%
Year Ended December 31, 2011	(4.12%)	2,582	0.94%	1.27%	1.19%	6.12%	53%
Period Ended December 31, 2010[5]	10.33%	2,579	0.98%	1.32%	1.30%	8.15%	40%
Class C
Year Ended December 31, 2012	10.15%	$1,667	2.06%	0.21%	2.19%	3.93%	45%
Year Ended December 31, 2011	(5.10%)	1,501	1.94%	0.27%	2.19%	7.12%	53%
Period Ended December 31, 2010[5]	9.16%	1,324	1.98%	0.43%	2.30%	9.15%	40%
Growth and Income
Class A
Year Ended December 31, 2012	10.60%	$3,618	1.13%	1.64%	1.34%	3.61%	48%
Year Ended December 31, 2011	(2.16%)	2,460	1.00%	1.84%	1.34%	4.12%	51%
Period Ended December 31, 2010[5]	9.79%	2,068	1.08%	2.42%	1.49%	5.17%	30%
Institutional Class
Year Ended December 31, 2012	10.96%	$5,286	0.88%	1.86%	1.09%	3.36%	48%
Year Ended December 31, 2011	(2.01%)	4,785	0.78%	2.07%	1.09%	3.89%	51%
Period Ended December 31, 2010[5]	9.93%	4,705	0.83%	2.18%	1.24%	4.92%	30%
Class C
Year Ended December 31, 2012	9.80%	$2,240	1.88%	0.84%	2.09%	4.35%	48%
Year Ended December 31, 2011	(3.01%)	2,244	1.79%	1.08%	2.09%	4.91%	51%
Period Ended December 31, 2010[5]	8.93%	1,516	1.83%	1.36%	2.24%	5.93%	30%

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December 31, 2012

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period
Balanced
Class A
Year Ended December 31, 2012	$10.45	$0.19	$0.75	$0.94	$0.16	$0.01	$0.17	$11.22
Year Ended December 31, 2011	10.57	0.22	(0.10)	0.12	0.20	0.04	0.24	10.45
Period Ended December 31, 2010[5]	10.00	0.21	0.53	0.74	0.17	—	0.17	10.57
Institutional Class
Year Ended December 31, 2012	$10.46	$0.22	$0.74	$0.96	$0.18	$0.01	$0.19	$11.23
Year Ended December 31, 2011	10.58	0.24	(0.10)	0.14	0.22	0.04	0.26	10.46
Period Ended December 31, 2010[5]	10.00	0.21	0.56	0.77	0.19	—	0.19	10.58
Class C
Year Ended December 31, 2012	$10.39	$0.11	$0.74	$0.85	$0.09	$0.01	$0.10	$11.14
Year Ended December 31, 2011	10.53	0.14	(0.10)	0.04	0.14	0.04	0.18	10.39
Period Ended December 31, 2010[5]	10.00	0.13	0.53	0.66	0.13	—	0.13	10.53
Income
Class A
Year Ended December 31, 2012	$10.51	$0.22	$0.51	$0.73	$0.22	$0.10	$0.32	$10.92
Year Ended December 31, 2011	10.55	0.25	0.02	0.27	0.24	0.07	0.31	10.51
Period Ended December 31, 2010[5]	10.00	0.21	0.53	0.74	0.19	—	0.19	10.55
Institutional Class
Year Ended December 31, 2012	$10.52	$0.24	$0.52	$0.76	$0.25	$0.10	$0.35	$10.93
Year Ended December 31, 2011	10.56	0.28	0.01	0.29	0.26	0.07	0.33	10.52
Period Ended December 31, 2010[5]	10.00	0.22	0.54	0.76	0.20	—	0.20	10.56
Class C
Year Ended December 31, 2012	$10.42	$0.14	$0.51	$0.65	$0.15	$0.10	$0.25	$10.82
Year Ended December 31, 2011	10.50	0.18	0.01	0.19	0.20	0.07	0.27	10.42
Period Ended December 31, 2010[5]	10.00	0.13	0.52	0.65	0.15	—	0.15	10.50

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Commencement of Operations for each Fund—January 4, 2010

6  Rounds to less than $0.01.
98

December 31, 2012

			Ratios to average net assets[3]
	Total return[2]	Net assets end of period (in $ 000's)	Net expenses including reimbursements and waivers	Net investment income (loss)	Net expenses before voluntary waivers	Gross expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Balanced
Class A
Year Ended December 31, 2012	9.02%	$7,167	1.08%	1.75%	1.24%	3.02%	42%
Year Ended December 31, 2011	1.04%	4,399	1.01%	2.07%	1.24%	4.24%	46%
Period Ended December 31, 2010[5]	7.50%	2,071	1.10%	2.05%	1.41%	5.19%	36%
Institutional Class
Year Ended December 31, 2012	9.26%	$7,169	0.83%	1.99%	0.99%	2.77%	42%
Year Ended December 31, 2011	1.24%	5,380	0.76%	2.27%	0.99%	4.02%	46%
Period Ended December 31, 2010[5]	7.74%	5,292	0.85%	2.09%	1.16%	4.93%	36%
Class C
Year Ended December 31, 2012	8.17%	$2,108	1.83%	1.02%	1.99%	3.77%	42%
Year Ended December 31, 2011	0.28%	931	1.76%	1.30%	1.99%	5.00%	46%
Period Ended December 31, 2010[5]	6.68%	390	1.85%	1.34%	2.16%	5.94%	36%
Income
Class A
Year Ended December 31, 2012	6.99%	$1,835	1.00%	2.01%	1.14%	4.34%	84%
Year Ended December 31, 2011	2.51%	1,596	0.95%	2.35%	1.14%	5.64%	45%
Period Ended December 31, 2010[5]	7.46%	1,164	1.10%	2.04%	1.33%	6.67%	27%
Institutional Class
Year Ended December 31, 2012	7.23%	$4,761	0.75%	2.25%	0.89%	4.08%	84%
Year Ended December 31, 2011	2.74%	4,586	0.70%	2.61%	0.89%	5.41%	45%
Period Ended December 31, 2010[5]	7.68%	4,107	0.85%	2.14%	1.08%	6.41%	27%
Class C
Year Ended December 31, 2012	6.23%	$882	1.75%	1.27%	1.89%	5.09%	84%
Year Ended December 31, 2011	1.78%	661	1.70%	1.68%	1.89%	6.35%	45%
Period Ended December 31, 2010[5]	6.54%	27	1.85%	1.27%	2.08%	7.41%	27%

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Pax World Management LLC
Client Privacy Statement

Guiding Principles

The relationship between Pax World Management LLC and our clients is the most important asset of our firm. We strive to maintain your trust and confidence in our firm, an essential aspect of which is our commitment to protect your personal information to the best of our ability. We believe that all of our clients value their privacy, so we will not disclose your personal information to anyone unless it is required by law, at your direction, or is necessary to provide you with financial services. We have not and will not sell your personal information to anyone.

Personal Information That We Collect, Maintain and Communicate

Pax World Management LLC collects and maintains your personal information so we can provide investment management services to you. The types and categories of information we collect and maintain about you include:

•  Information we receive from you to open an account or provide investment advice to you (such as your name, home address, telephone number, marital status, social security number, name and social security number of beneficiaries, occupation and employment information, and tax bracket and other financial information, and investment history, including any information contained in subscription documents or investor questionnaires).

•  Information that we generate to service your account (such as trade tickets and account statements).

•  Information that we may receive from third parties with respect to your account (such as information which we may receive from your investment advisors, attorneys, accountants or other financial advisors).

In order for us to provide these services to you, we do disclose your personal information in very limited instances, which include:

•  Disclosures to companies—subject to strict confidentiality agreements—that perform services on our behalf (such as our technology consultants who assist us in maintaining our computer systems).

•  Disclosures to companies as permitted by law, including those necessary to service your account (such as providing account information to outside legal

Not a part of the prospectus.
101

counsel, to other broker-dealers with whom you maintain an account or to custodians).

•  Disclosures to regulatory agencies as permitted by law, including the Securities and Exchange Commission, the Treasury Department, and state securities commissions. These agencies may make official requests from time to time regarding customer accounts and trading activity, to which we are obligated to respond.

How We Protect Your Personal Information

To fulfill our privacy commitment at Pax World Management LLC, we have instituted firm-wide practices to safeguard the information that we maintain about you. These include:

•  Adopting policies and procedures that put in place physical, electronic, and other safeguards to keep your personal information safe.

•  Limiting access to personal information to those employees who need it to perform their job duties.

•  Requiring third parties that perform services for us to agree by contract to keep your information strictly confidential.

•  Protecting information of our former clients to the same extent as our current clients.

If you have any questions regarding our privacy commitment, please contact Maureen Conley at Pax World Management LLC at 603-431-8022, x7388.

May 2013

Not a part of the prospectus.
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For More Information

General Fund Information

877.374.7678

Shareholder Account Information

888.374.8920

Account Inquiries

ESG Managers Portfolios

P.O. Box 55389

Boston, MA 02205-5389

Investment Adviser

Pax World Management LLC,

30 Penhallow Street, Suite 400

Portsmouth, NH 03801

Transfer and Dividend Disbursing Agent

Boston Financial Data Services,

P.O. Box 55389,

Boston, MA 02205-5389

Custodian

State Street Bank and Trust Company,

1 Lincoln Street,

Boston, MA 02111

30 Penhallow Street, Suite 400

Portsmouth, NH 03801

877.374.7678

www.esgmanagers.com

info@esgmanagers.com

Shareholder Reports The Funds' annual and semiannual reports to shareholders contain additional information about the Funds' investments. The Funds' annual report to shareholders discusses market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information A Statement of Additional Information dated May 1, 2013 has been filed with the SEC. The Statement of Additional Information, as supplemented from time to time, includes additional information about the Funds and is incorporated by reference in its entirety into this Prospectus, which means that it is considered to be part of this Prospectus.

Obtaining Fund Documents and Additional Information About the Funds The Statement of Additional Information and the Funds' annual and semiannual reports are available, without charge, upon request by telephoning or emailing ESG Managers, or by visiting ESG Managers' website (www.esgmanagers.com).

Shareholder Inquiries Shareholders may direct inquiries concerning the Funds in writing by regular mail to ESG Managers Portfolios, P.O. Box 5389, Boston, MA 02205-5389, in writing by overnight delivery to ESG Managers Portfolios, C/O BFDS, 30 Dan Road Suite #55389, Canton, MA 02021-2809 (telephone: 888.374.8920), or by telephone (toll-free) to 888.374.8920 (or from outside the United States (collect) to 617.483.5000).

Securities and Exchange Commission Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.551.8090. The Funds' shareholder reports and other information about the Funds are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File Number: #811-02064

ESG-PR13

PAX WORLD FUNDS SERIES TRUST I

ESG MANAGERS ASSET ALLOCATION PORTFOLIOS

ESG MANAGERS® GROWTH PORTFOLIO

Class A (PAGAX)	Institutional Class (PAGIX)	Class C (PAGCX)

ESG MANAGERS® GROWTH AND INCOME PORTFOLIO

Class A (PGPAX)	Institutional Class (PMIIX)	Class C (PWCCX)

ESG MANAGERS® BALANCED PORTFOLIO

Class A (PMPAX)	Institutional Class (PWPIX)	Class C (PWPCX)

ESG MANAGERS® INCOME PORTFOLIO

Class A (PWMAX)	Institutional Class (PWMIX)	Class C (PWMCX)

30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801

For Shareholder Account Information: 888.374.8920
Portsmouth, New Hampshire Office: 877.374.7678 / 603.431.8022
Website: www.esgmanagers.com

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2013

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds’ Prospectus dated May 1, 2013, as supplemented from time to time. The audited financial statements of the Funds for the fiscal period ended December 31, 2012, and the report thereon of Ernst & Young LLP, are incorporated herein by reference to the Funds’ annual report.

A copy of the Funds’ Prospectus and annual and semiannual reports may be obtained, without charge, by writing to ESG Managers Portfolios at 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, telephoning ESG Managers Portfolios at 877.374.7678 (toll-free), visiting the ESG Managers® Portfolios’ website at www.esgmanagers.com or visiting the SEC’s website at www.sec.gov.

TRUST HISTORY	3
INVESTMENT PHILOSOPHY	3
MULTI-MANAGER APPROACH	11
INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS	13
INVESTMENT RESTRICTIONS	45
DISCLOSURE OF PORTFOLIO HOLDINGS	46
MANAGEMENT OF THE FUNDS	47
OFFICERS/TRUSTEES	47
PORTFOLIO MANAGERS	53
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	60
CODE OF ETHICS	64
PROXY VOTING GUIDELINES	64
INVESTMENT ADVISORY AND OTHER SERVICES	65
ADVISER	65
GENERAL	65
MANAGEMENT CONTRACT	65
ASSET ALLOCATION AGREEMENT	66
SUBADVISORY CONTRACTS	67
DISTRIBUTOR	67
CUSTODIAN	67
TRANSFER AND DIVIDEND DISBURSING AGENT	68
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	68
BROKERAGE ALLOCATION AND OTHER PRACTICES	68
BROKERAGE TRANSACTIONS	68
BROKERAGE SELECTION	69
BROKERAGE COMMISSIONS	70
CAPITAL STOCK AND OTHER SECURITIES	71
PRICING OF FUND SHARES	71
TAXATION	72
DISTRIBUTION AND SHAREHOLDER SERVICES	83
FINANCIAL STATEMENTS	89
APPENDIX A — PROXY VOTING GUIDELINES	A-1

2

TRUST HISTORY

Pax World Funds Series Trust I (the “Trust”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on May 25, 2006 for the purpose of redomiciling Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc. as series of a Massachusetts business trust. The Trust succeeded to the registration statement of Pax World Balanced Fund, Inc., which was incorporated February 25, 1970. ESG Managers Growth Portfolio (the “Growth Portfolio”), ESG Managers Growth and Income Portfolio (the “Growth and Income Portfolio”), ESG Managers Balanced Portfolio (the “Balanced Portfolio”), and ESG Managers Income Portfolio (the “Income Portfolio”) are each a diversified series of the Trust.

INVESTMENT PHILOSOPHY

The Growth Portfolio, the Growth and Income Portfolio, the Balanced Portfolio and the Income Portfolio (collectively, the “Funds”) each pursue a sustainable investing approach. The Funds’ investment adviser, Pax World Management LLC (the “Adviser” or “Pax World”), has delegated to Morningstar Associates, LLC (“Morningstar Associates”) responsibility for recommending to the Board of Trustees of the Trust various subadvisers to which the Adviser will delegate responsibility for selecting investments for a portion of each Fund’s portfolio (each such subadviser, a “Sleeve Subadviser”). The Adviser intends that the Sleeve Subadvisers will identify appropriate investments by combining financial analysis with environmental, social and/or governance analysis. The result, the Adviser believes, is an increased level of scrutiny that helps the Funds invest in better-managed companies that are leaders in their industries, meet positive standards of corporate responsibility, and focus on the long term.

Sustainable Investing

The Funds’ Adviser and Sleeve Subadvisers apply a variety of sustainability or environmental, social and governance (ESG) criteria to the Funds. Most of the Sleeve Subadvisers who manage different strategies within the Funds are asset managers with substantial experience in the field of sustainable investing. However, each of these Sleeve Subadvisers may apply ESG criteria that differ from those applied by other Sleeve Subadvisers, or the same criteria could be used by different Sleeve Subadvisers but weighted differently. Some Sleeve Subadvisers may have a more narrow focus on one set of ESG factors — for example, they may focus solely on environmental criteria (the “E” in ESG). By bringing this diverse group of asset managers with various ESG approaches under one roof in a series of sleeves, the Funds provide investors with exposure to a variety of ESG approaches, and a variety of asset classes, in the field of sustainable investing — or what some call “socially responsible” investing.

A small number of Sleeve Subadvisers may not ordinarily apply ESG criteria to the management of their other portfolios. These Sleeve Subadvisers may be chosen for the Funds because of their investment management experience in an asset class when, in the determination of the Adviser and Morningstar Associates, there is no comparable Sleeve Subadviser available or appropriate who has prior ESG investing experience. In the case of these “non-ESG” Sleeve Subadvisers, the Adviser intends to modify investment decision-making made by such Sleeve Subadvisers through the application of Pax World’s ESG criteria.

The Adviser

The sustainability or ESG criteria that the Adviser applies to the sleeves of the Funds it manages itself, as well as to assets or sleeves managed by so-called “non-ESG” Sleeve Subadvisers, follows what the Adviser calls a sustainable investing approach—investing in forward-thinking companies with more sustainable business models. The Adviser identifies those companies by combining rigorous financial analysis with equally rigorous environmental, social and governance analysis. The result, the Adviser believes, is an increased level of scrutiny that helps it identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term.

The Adviser avoids investing in issuers that it determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products, or engage in unethical business practices.

In seeking to invest in companies with sustainable business models that meet positive standards of corporate

3

responsibility, the Adviser seeks to invest in companies with positive corporate policies and practices in the following areas:

•                                          Environment;

•                                          Workplace Practices and Human Rights;

•                                          Corporate Governance;

•                                          Community Impact; and

•                                          Product Safety and Integrity.

The Adviser’s primary goal is to produce competitive returns for its investors. By integrating sustainability or ESG criteria into its investment approach, the Adviser also seeks to promote peace, protect the environment, advance global equity and foster sustainable development.

The Adviser’s environmental criteria include such issues as emissions (air, water and soil), pollution prevention, recycling and waste reduction, energy and resource efficiency, use of clean and renewable energy, climate change initiatives and other policies and practices focused on promoting sustainable development.

The Adviser’s workplace criteria include such issues as diversity, equal opportunity based on gender, race, religion, age, disability or sexual orientation; workplace health and safety; employee relations; vendor standards and human rights, including indigenous peoples’ rights.

The Adviser’s corporate governance criteria include such issues as board structure, independence and diversity, executive compensation, auditor independence, shareholder rights, disclosure, conflict of interest, bribery and corruption, transparency, disclosure of political contributions, business ethics and legal and regulatory compliance.

The Adviser’s community criteria include companies’ commitment to and relationships with the communities in which they do business (including their commitment to sustainable development abroad), their philanthropic activities, and in the case of financial institutions, responsible lending practices.

The Adviser’s product integrity criteria include analyses of such issues as product health and safety (including public health issues associated with product abuse and addiction), animal welfare, consumer issues and emerging technology issues.

The issues highlighted above are illustrative and do not necessarily reflect the full range of sustainability or ESG criteria the Adviser may apply in analyzing a particular security for investment. The availability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which the Adviser’s sustainability criteria are applied in a particular situation.

Companies that the Funds invest in do not necessarily meet exemplary standards in all aspects of environmental, social and governance performance. The Adviser and Sleeve Subadvisers recognize that no company is perfect when it comes to corporate responsibility or sustainability. The Funds nonetheless endeavor to invest in companies that adhere to positive standards in these areas and deploy environmental, social and corporate governance criteria that are designed to assist them in identifying those investments. It is the Adviser’s belief that well-managed companies that maintain good relations with employees, consumers, communities, and the natural environment, and that strive to improve in those areas, will in the long run better serve investors as well.

Sleeve Subadvisers with prior sustainability or ESG experience are responsible for voting shareholder proxies with respect to the holdings in the sleeves they manage, while the Adviser votes proxies for any sleeve it manages as well as sleeves managed by non-ESG Sleeve Subadvisers.

The Funds intend to vote shareholder proxies in accordance with the sustainability or ESG criteria of the Adviser or Sleeve Subadviser, as applicable; engage in dialogue with corporate management on issues of concern; initiate or support shareholder resolutions at annual stockholders meetings aimed at persuading companies to adopt higher standards of corporate transparency, accountability and social responsibility.

The Adviser supports investing in communities and promoting sustainable development in the United States and

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around the globe. The Funds may invest in debt instruments issued by a range of non-corporate entities, including government agencies, states and municipalities, and each Fund may invest in community development financial institutions that target underserved areas and directly support affordable housing, small businesses, community development and revitalization, heath care, education and the environment. Such investments may include investments in micro-credit or micro-finance institutions that advance women’s equity and sustainable development around the globe. Some of these investments may offer a rate of return below the then-prevailing market rate, or may subject the Funds to more credit risk than other types of debt instruments. In addition, some of these investments may be considered below investment grade, unrated, or illiquid, and may not be insured by the FDIC, and therefore involve a greater risk of default. The Adviser nevertheless believes that such investments can often offer a greater social return through their direct impact on local communities and in fostering sustainable development, and that they therefore can be appropriate investments for the Funds.

The Adviser believes that its investors want to have a positive impact on corporate behavior and to promote environmental and social progress. The Adviser’s sustainability criteria are designed to assist investors in achieving these objectives. That was the Adviser’s mission when it launched the first socially responsible mutual fund in the United States in 1971, and it remains the Adviser’s mission today.

In order to address changing societal and market conditions and circumstances, the Adviser may at its discretion choose to apply additional environmental, social or governance criteria or to modify the criteria outlined above, without shareholder approval.

The Adviser’s primary goal is to produce competitive returns for its investors. By integrating ESG criteria—what it calls “sustainability” criteria—into its investment approach, the Adviser also seeks to promote peace, protect the environment, advance global equity, and foster sustainable development.

The Sleeve Subadvisers

Access Capital Strategies (“Access Capital”)

Access Capital seeks to invest the sleeve(s) it manages in debt securities and other debt instruments that it believes have a distinct double bottom line purpose—delivering both financial and social returns. The core economic activities supported by these investments may include affordable home ownership, affordable rental housing, urban and rural economic development, small business lending and support for Community Development Financial Institutions (CDFIs).

Access Capital seeks to provide patient, long term fixed rate capital to individuals and communities in the United States. Investments by sleeve(s) it manages may include issues with final maturities of thirty years or longer.

Ariel Investments, Inc. (“Ariel Investments”)

Ariel Investments believes ethical business practices make good investment sense.

Ariel Investments seeks to avoid investing in corporations whose primary source of revenue is derived from:

•                                         the production or sale of tobacco products or

•                                          the manufacture of handguns.

Ariel Investments believes all of these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

Ariel Investments considers a company’s environmental policies which includes reviewing research from outside vendors that provide such services. This research typically examines various aspects of a company’s environmental record, including whether it is taking positive steps toward preserving our environment, whether a company is a defendant in any environmental cases and faces significant fines, and how the company performs relative to its peers within the respective industry on environmental issues.

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Ariel Investments believes in the long run, a company that adopts environmentally sound policies is likely to face less government regulation of its business.

Ariel Investments encourages portfolio companies to have an open dialogue on:

•                                          giving back to the community,

•                                          a dedication to education, and

•                                          proactive diversity practices.

Ariel Investments believes that a company that fosters community involvement among its employees should inspire community support.

Ariel Investments believes that educating people on the benefits of saving and investing promotes a stable future. Additionally, Ariel Investments believes that a company that cultivates diversity is more likely to attract and recruit the best talent and broaden its markets in profitable new directions.

ClearBridge Advisors, LLC (“ClearBridge Advisors”)

ClearBridge Advisors’ research team actively incorporates various ESG and sustainability research into its portfolio construction process. ClearBridge Advisors’ investment research includes, but is not limited to, inquiries into:

•                                          innovative workplace policies, employee benefits and programs;

•                                          environmental management system strength, eco-efficiency and life-cycle analysis;

•                                          community involvement, strategic philanthropy and reputation management; and

•                                          transparency and good governance.

In addition to the integration of ESG and sustainability research into its investment process, ClearBridge Advisors applies active issue engagement (e.g., human rights, water scarcity, renewable energy, etc.) and advocacy efforts at the company level to portfolio assets.

Community Capital Management, Inc. (“Community Capital Management”)

Community Capital Management seeks to have a positive impact on the community and the environment through the financing of community, economic, and environmentally sustainable initiatives. This sustainable fixed income investing seeks to address environmental issues and to create an economic system that provides for a healthy quality of life. Sustainable fixed income investing takes a positive screening approach to identify bonds that finance or support environmentally sustainable initiatives. These fixed income securities can include municipal bonds, corporate bonds, single family agency mortgage-backed securities (“MBS”), multifamily agency MBS, and government guaranteed loans/government-related securities. Sustainability initiatives may include: brownfield redevelopment, energy efficient housing, green jobs, environmentally-friendly businesses, water conservation, and the use of recycled materials.

Community Capital Management actively manages sustainable fixed income portfolios and seeks to analyze the environmental benefits of each investment as rigorously as the financial characteristics of each investment. The additional layers of research associated with sustainable fixed income investments provides an added layer of transparency by detailing the use of bond proceeds to analyze the project’s sustainability benefit or by providing a deeper understanding of a company.

Everence Capital Management

When considering an investment, Everence Capital Management analyzes the performance of the issuing company not only for its financial strengths and outlook, but also for the company’s performance on social issues. This is based on the tenet that social investing is good business. By utilizing social investing screens, Everence Capital Management believes that it can encourage corporations to be good stewards of their resources, to care for the environment, and to create work environments that benefit both the employees and all stakeholders.

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Investors should understand, however, that socially responsible investing outside the United States can be more difficult. Foreign countries have quite different laws and regulations governing the securities markets, financial and company disclosure, environment, labor, health and welfare standards and practices. Generally, there is less information available to the public about the business activities and practices of foreign companies. As a result, it is more difficult to effectively apply social investing screens abroad than it is in the United States. Accordingly, a Fund may unintentionally invest in foreign companies that may engage in a line of business or other practices that do not meet Everence Capital Management’s social screens. Nevertheless, it is the goal of Everence Capital Management to avoid investment in such companies domestically, and international and foreign investments will be screened to attempt to assure that Everence Capital Management’s Sleeve’s investments are socially responsible based upon Everence Capital Management’s principles. When Everence Capital Management becomes aware that it has invested in a company that may be engaged in an activity which is inconsistent with Everence Capital Management’s principles, it may first seek to use its influence to change that activity and may eventually determine to sell its investment. Everence Capital Management is not under any strict time schedule to make a decision to sell such investments.

Everence Capital Management’s stewardship investing philosophy

Stewardship investing is a philosophy of financial decision-making motivated and informed by social convictions drawn from the 500 year-old Anabaptist faith tradition. This approach holds in tension a responsibility for the productive use of financial resources and a deep-seated concern for the individuals, communities and environments that are impacted by our investment choices.

To carry out this task, Everence Capital Management seeks to:

•                                          Invest in companies that best reflect a set of positive core values.

•                                          Participate actively in corporate decision-making through shareholder advocacy and direct company dialogue, encouraging positive corporate social practices.

•                                          Engage in community development investing that widens the door of economic opportunity by empowering disadvantaged individuals and communities through targeted investments.

Everence Capital Management’s stewardship investing guidelines

The following core values have been adopted to help guide the evaluation of a company’s social performance, as a part of Everence Capital Management’s investment selection process. While few companies may reach these ideals in all aspects of social responsibility, the guidelines articulate the Company’s highest expectations for corporate behavior.

In making investment decisions, Everence Capital Management strives to invest in companies that:

Respect the dignity and value of all people. Companies are expected to respect and support the basic human rights of all people to practice self-determination; to live free of fear, violence and intimidation; to lead healthy, well-nourished lives; and to have access to adequate shelter and sanitation. In a diverse, global society, Everence Capital Management expects that companies will respect the dignity of individuals and ethnic/cultural groups. Companies should treat all people fairly, avoiding discrimination and stereotyping, and should seek to nurture and benefit from diversity in all aspects of corporate activity. Everence Capital Management expects that companies will not attempt to benefit from the misfortunes of disadvantaged individuals or communities or from relationships with oppressive political regimes.

Build a world at peace and free from violence. Everence Capital Management believes that violence, in all its forms, hinders the growth, prosperity and freedom of humankind. It has no place in corporate structures, practice or production. Everence Capital Management desires companies to be engaged in products and services that support life — not those designed to kill, maim or injure. The expansion of the world’s military establishments is not a productive endeavor for humanity. Everence Capital Management seeks to avoid those companies for whom weapons production and military contracting are a focus of their energy, resources and market development. Everence Capital Management expects companies to engage in activities that contribute to healthy and peaceful

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relationships between individuals, communities and nations. Everence Capital Management expects companies to value the sanctity of human life, promote alternative forms of conflict resolutions and to commit to efforts that reduce violence and aggression in world culture.

Demonstrate a concern for justice in a global society. All people deserve opportunities to participate in social and economic prosperity. Everence Capital Management expects companies to provide fair, sustainable compensation for all employees and subcontractors. Corporate efforts should extend opportunities to the disabled, the disadvantaged and marginalized communities. Company behavior should be based on standards higher than minimum legal requirements. Everence Capital Management expects products and services to be offered with honesty and without discrimination. Individuals and communities should be involved in issues and decisions that affect their lives. Everence Capital Management expects corporations to act on a basis of shared prosperity, recognizing the value and contributions of all stakeholders in creating and sustaining lasting commercial success.

Exhibit responsible management practices. Everence Capital Management expects a company to operate in an honest, trustworthy, compassionate and responsible manner. Everence Capital Management desires transparency and openness about company policies, finances and behavior.

Everence Capital Management expects companies to value and empower all employees and to take all reasonable steps to ensure their health and safety. The companies should respect workers’ rights to communicate with management, organize and bargain collectively. Everence Capital Management expects companies to negotiate and communicate in good faith and deal fairly and respectfully with all stakeholders. The company should engage in responsible resource management and obey or exceed all relevant laws for environmental concerns, safety and public disclosure. Companies should employ sound practices of corporate governance, including board independence, board and executive compensation and structural integrity. It is Everence Capital Management’s desire for companies to avoid unnecessary litigation and to pursue alternatives where possible. Everence Capital Management expects companies to be aggressively engaged in the marketplace, yet be respectful of their competitors and values-centered in their decision-making.

Support and involve communities. Communities — within a workforce, around company facilities or representing various ethnic, cultural or political groups — contribute directly and indirectly to the success of corporate endeavors. Everence Capital Management believes a company is responsible to contribute its people, expertise and resources to the support and development of these communities. Companies should actively, creatively and aggressively engage in corporate charitable giving. Employee volunteerism, community involvement and personal charitable giving should also be encouraged. Everence Capital Management expects communities will be included in decision-making on issues that affect them. Investments should be made that add value to local workforces, living environments and community infrastructures. Everence Capital Management expects companies to consider the impact their products and production methods have on efforts to build healthy, productive communities. To this end, Everence Capital Management will avoid companies materially engaged in alcohol and tobacco production and in the gaming industry.

Practice environmental stewardship. The natural environment is a finite resource, the inheritance of future generations and a gift from God. Everence Capital Management expects companies to respect the limits of our natural resources and to work toward environmental sustainability. Companies should “reduce, reuse and recycle,” pursue cleaner and more efficient production methods and bear a deep concern for the welfare of animals, minimizing animal testing, wherever possible. Everence Capital Management values a company’s involvement in the environmental technology and services arena. Everence Capital Management expects companies to engage in honest, transparent environmental reporting, to support respected environmental principles and to publicly promote the value of the environment.

Consistent with the foregoing investment criteria for socially responsible investing, Everence Capital Management will also make certain types of community development investments. These consist of investments in local community-oriented investment programs which are intended to provide economic growth and opportunity in areas deemed suitable for investments of this type. The objective of such community development investments is to foster sustainable social and economic well-being through the use of targeted investments.

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Miller/Howard Investments, Inc. (“Miller/Howard Investments”)

Miller/Howard Investments employs environmental, social and governance (ESG) and sustainability criteria in building positions. By creating a financial profile for companies that it evaluates as financially strong with high and rising income, and combining that evaluation with a social and environmental profile, Miller/Howard Investments believes that it can add an extra layer of due diligence to its investment process. Miller/Howard Investments seeks to invest in companies that they evaluate as having low business risk and that are sustainable both financially and socially. The main factors considered are a company’s balance sheet strength, management capabilities, demographics, growth prospects, governance and ethics, environmental record, workplace policies, human rights record, especially regarding international operations and the nature of their products and services. In addition to seeking to provide above market long-term returns, its equity income strategy seeks to exclude companies whose primary business is the production of alcohol, tobacco, firearms and gambling equipment, as well as companies that egregiously pollute the environment. Companies whose sales of such products are ancillary, such as restaurants, hotels, convenience stores, or other similar entities are not automatically excluded.

Miller Howard Investments actively engages companies to file sustainability reports. Companies that are deemed to be proactive in pollution prevention and have implemented clean energy initiatives to reduce greenhouse gas emissions are favored. In general, Miller Howard Investments’ equity income portfolio will seek to avoid investing in companies involved in nuclear power production. However, there may be circumstances when a company involved in nuclear power or a company that holds a non-operating minority interest in a nuclear generating plant may be held on a transitional basis.

In Miller/Howard Investments’ view, all companies, through their business activities, can be analyzed with ESG criteria, resulting in a profile that can be compared to others with regard to their corporate citizenship. The three pillars of sustainable or socially responsible investing (SRI) are widely known as screening, community investing and shareholder activism. With this in mind, Miller/Howard Investments’ social research involves a comprehensive process that uses exclusion and inclusion screens, case-by-case analysis, and assertion of basic principles of fairness and environmental stewardship. A company must pass its social evaluation and/or be considered best-in-class by its team of analysts in order to be eligible for investment. Miller/Howard Investments views this extra layer of due diligence as a risk control measure. In addition, Miller/Howard Investments participates in shareholder activism through the proxy voting process, regularly publishes a shareholder advocacy newsletter, and supports organizations or managers filing shareholder resolutions whenever pertinent to its portfolio holdings and policies.

Neuberger Berman Management, LLC (“Neuberger Berman Management”)

Neuberger Berman Management employs a research-driven and valuation-sensitive approach to stock selection. Neuberger Berman Management seeks to identify stocks in well-positioned businesses that they believe are undervalued in the market. Neuberger Berman Management looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors. Among companies that meet these criteria, Neuberger Berman Management looks for those that it believes show leadership in three areas:

•                                          environmental concerns;

•                                          diversity in the work force; and

•                                          progressive employment and workplace practices, and community relations.

Neuberger Berman Management typically also looks at a company’s record in public health and the nature of its products. Neuberger Berman Management judges firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective in some respects, Neuberger Berman Management endeavors to avoid investing in companies that derive revenue from gambling or the production of alcohol, tobacco, weapons, or nuclear power. Neuberger Berman Management also endeavors to avoid investing in any company that derives its total revenue primarily from non-consumer sales to the military.

Neuberger Berman Management follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company’s business fails to perform as expected, or when other opportunities appear more attractive.

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Parnassus Investments

Parnassus Investments is an independent and employee-owned investment adviser based in San Francisco, CA. The firm seeks to invest in good businesses that have sustainable competitive advantages, increasingly relevant products or services, quality management teams and ethical business practices. Parnassus Investments believes the most attractive opportunities for investments arise when companies with good business fundamentals become temporarily undervalued. The firm’s goal is to provide value to investors by generating attractive risk adjusted returns over the long term. The firm was founded in 1984, and currently manages five fundamental, domestic, core equity strategies with a value bias across multiple market capitalizations, and one intermediate government/credit fixed-income strategy.

Parnassus Investments follows a responsible investment approach to understand the full impact of a company. It also seeks to avoid investing in companies with significant revenue from alcohol, tobacco, gambling, weapons or nuclear power.

The firm seeks to invest in companies with positive performance on ESG criteria. The ESG factors Parnassus Investments evaluates include:

•                                          Corporate governance and business ethics;

•                                          Employee benefits and corporate culture;

•                                          Stakeholder relations;

•                                          Product, customers and the supply chain; and

•                                          Environmental impact.

ESG research at Parnassus Investments is dynamic, proprietary, and benchmarked against third-party sources. All members of the investment team consider ESG factors, and two team members exclusively cover ESG factors. ESG analysis is integral to the review process that each company undergoes as a new investment opportunity. In addition, Parnassus Investments reviews the ESG factors of its portfolio companies periodically throughout the year.

Portfolio 21 Investments

Portfolio 21 Investments concentrates its investments in companies that have made a commitment to environmental sustainability and have demonstrated this commitment through their business strategies, practices and investments. Portfolio 21 Investments believes the essence of environmental sustainability is the acknowledgment of the limits of nature and society’s dependence on nature. Portfolio 21 Investments’ investment perspective recognizes the fundamental challenge we face: meeting human needs without undermining nature’s ability to support our economy in the future. Portfolio 21 Investments believes that some of these companies are changing the landscape of their industry or are forcing others in their industry to catch up, that others have product lines that are ecologically superior to their competition and that still others are developing vitally needed technologies that will provide cleaner energy sources for the future.

Portfolio 21 Investments generally seeks to select companies for consideration that display some or all of the following qualities:

•                                         Corporate leadership that has made an explicit commitment to sustainable practices and has allocated significant resources to achieve these goals;

•                                          Earnings improvements that are derived from the efficient use and reuse of resources;

•                                          Ecologically superior product lines;

•                                          Investments in renewable energy;

•                                          Innovative transportation and distribution strategies; and/or

•                                          Fair and efficient use of resources with respect to meeting human needs.

Portfolio 21 Investments’ sleeve focuses on individual companies that meet Portfolio 21 Investments’ environmental sustainability criteria. Portfolio 21 Investments then considers the company’s standing relative to its competition in such areas as the ecological impact of its products and services, investments in sustainable technologies and processes, resource efficiency, waste and pollution intensity and environmental management. Companies that

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Portfolio 21 Investments determines to meet these criteria are investigated further through a review of their financial and environmental statements, third-party research and personal contact with company representatives.

In addition to the environmental sustainability criteria, a company selected for Portfolio 21 Investments’ Sleeve must exhibit certain financial characteristics that Portfolio 21 Investments believes indicate positive prospects for long-term earnings growth. These may include some or all of the following:

•                                          Rising trends in revenues and earnings;

•                                          A sound balance sheet;

•                                          Increasing profit margins; and/or

•                                          Evolving product lines.

All companies are reviewed on a periodic basis to confirm their continued commitment to sustainability. Portfolio 21 Investments endeavors to sell a security within a reasonable period of time after it is determined that one or both of the following has occurred:

•                                          The company no longer meets Portfolio 21 Investments’ environmental sustainability criteria; and/or

•                                          The company no longer meets minimum financial standards.

MULTI-MANAGER APPROACH

The Funds use multiple Sleeve Subadvisers to seek to achieve their investment objectives and each Sleeve Subadviser seeks to invest the assets of its sleeves in securities consistent with the parameters established by Morningstar Associates for those sleeves. The potential risks and returns of each Fund vary with the degree to which the Adviser and the Sleeve Subadvisers cause the Fund to invest in particular market segments and/or asset classes. Due to the multi-manager approach employed by the Funds, certain of the Funds’ investments may be more likely to be subject to one or more special tax rules (including, but not limited to, wash sale, constructive sale, short sale, and straddle rules) that may affect the timing, character and/or amount of a Fund’s distributions to shareholders. See “Taxation” below for more information about the tax consequences of specific Fund investment practices and investments.

Morningstar Associates allocates portions of the Funds’ assets (referred to as “sleeves”) to several Sleeve Subadvisers who then manage their respective sleeves of the assets under the general supervision of the Adviser and Morningstar Associates. It is currently expected that the Adviser will manage one or more sleeves of the Funds’ assets itself. Morningstar Associates may adjust the relative proportions of assets managed by each Sleeve Subadviser from time to time. Morningstar Associates also may allocate a portion of a Fund’s assets to one or more investments, such as mutual funds or exchange-traded funds that may or may not be managed by a Sleeve Subadviser. While Morningstar Associates is expected to designate at least one sleeve to be managed by the Adviser for each Fund, Morningstar Associates is under no obligation to allocate assets to the Adviser or to any Sleeve managed by the Adviser. Morningstar Associates will allocate each Fund’s assets to Sleeve Sub-Advisers or to the Adviser in Morningstar Associates’ sole discretion.

The Funds’ “multi-manager” approach is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining the skills of Sleeve Subadvisers, when appropriate, with complementary investment approaches. The Funds will generally select one or more Sleeve Subadvisers to manage each distinct segment of a market based upon Morningstar Associates’ evaluations of each Sleeve Subadviser’s expertise and performance in investing in the particular market segment. When a Sleeve Subadviser has been appointed, the Adviser will monitor the Sleeve Subadviser for adherence to each Fund’s specific investment objectives, policies and strategies.

Allocation of assets among Sleeve Subadvisers and pooled investment vehicles is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other economic factors. The Adviser and Morningstar Associates may periodically adjust asset allocations to favor those Sleeve Subadvisers and pooled investment vehicles that the Adviser and Morningstar Associates believe will provide the most favorable outlook for achieving a Fund’s investment objective. As a result, it is not possible to predict the extent to which any Fund’s assets will be invested by (or based upon the

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recommendations of) a particular Sleeve Subadviser, or in a particular pooled investment vehicle, at any time and one or more Sleeve Subadvisers may not be managing any assets for a particular Fund at any given time. The Funds’ asset allocations may be changed at any time without notice to shareholders and without shareholder approval.

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INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, the Adviser and the Sleeve Subadvisers may employ other investment practices and the Funds may be subject to additional risks which are described below. The Funds will generally utilize the investment practices described below in varying degrees. As such, certain strategy-related risks may be greater for one Fund than another Fund and certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law or regulation, the Funds may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit such Fund. Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board of Trustees of the Trust without shareholder approval. In addition, each Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

Bank Obligations

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, generally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Each Fund also may hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The Funds may invest in U.S. dollar-denominated obligations of foreign banks and in foreign bank obligations denominated in foreign currencies (of both developed and “emerging market” countries). Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “Foreign (Non-U.S.) Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Borrowing

Each Fund may borrow money only to the extent described under “Investment Restrictions” below. Such a practice will result in leveraging of a Fund’s assets and may force a Fund to liquidate portfolio positions when it may not be advantageous to do so.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets less all liabilities and indebtedness). If the value of a Fund’s assets falls below 300% of the principal amount of its outstanding borrowings, it will reduce its outstanding borrowings to the extent necessary to achieve such 300% coverage within three (3) business days

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after the day on which such value falls below 300% of such principal amount. In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements, which are discussed in greater detail below under “Reverse Repurchase Agreements.” Reverse repurchase agreements will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. Each Fund may invest in commercial paper of any credit quality consistent with such Fund’s investment objectives and policies, including unrated commercial paper for which the Adviser has made a credit quality assessment.

Convertible Securities and Synthetic Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, such Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on such Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

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A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically

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issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

Corporate Bonds

Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The investment return of corporate bonds reflects interest earnings and changes in the market value of the security. The market value of a corporate bond may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the instrument.

Credit Default Swaps

As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default had occurred. If no default had occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund effectively would add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk (i.e., the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default).

The Fund will segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Credit-Linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market.

Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. The Funds’ investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” herein, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Funds will remain subject to such limitations and regulation). Although the trusts are typically private investment companies, they generally are not actively managed. It also is expected that the certificates will be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

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Delayed Funding Loans and Revolving Credit Facilities

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate liquid assets in an amount sufficient to meet such commitments.

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “—Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “—Loan Participations and Assignments.”

Derivative Instruments

Subject to the limitations described under “Investment Restrictions” below, each Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) to add leverage to its portfolio, for hedging purposes and as part of its overall investment strategy. Each Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return.

The value of some derivative instruments in which Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon the Adviser’s ability to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could lose money.

The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. Income earned by a Fund from some but not all derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. More generally, a Fund’s use of derivatives can affect the amount, timing, and/or character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Options on Securities, Swap Agreements and Indexes. Each Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

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An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of “American style” options) or at the expiration of the option (in the case of “European style” options). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)

Each Fund will write call options and put options only if they are “covered.” In the case of a call option on a debt obligation or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is “covered” if the Fund segregates liquid assets equal to the exercise price. A put option also is covered if the Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund so desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold. The principal factors affecting the market value of a put or a call option include, but are not limited to, supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the settlement price on the exchange on which it is traded or, if not traded on an exchange or if no settlement price is available, at the mean between the last reported bid price and the last reported asked price.

Each Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.

A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

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During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. Each Fund that may buy or sell put and call options may buy or sell such options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. Each Fund may use interest rate, foreign currency, index and other futures contracts. Each Fund also may use options on futures contracts (“futures options”). A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Each Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call

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option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under that CEA.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

Each Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. Each Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, each Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the futures contract (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the instruments underlying the contract (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund.

When selling a call option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the total market value of the futures contract underlying the call option (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

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When selling a put option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the purchase price of the futures contract (marked to market on a daily basis). Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts or futures options and in the securities or index positions covering them. In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities or indexes, including technical influences in futures trading and futures options, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to employ futures contracts and futures options involves the exercise of skill and judgment, and even well-conceived uses may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. A Fund’s use of certain of these instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates when distributed by the Fund to shareholders) than if the Fund had not used such instruments. See also “Foreign Currency Transactions” below for special tax

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considerations related to foreign currency-related derivatives.

Swap Agreements. Each Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. Each Fund also may enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call options. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.

Certain Interest Rate Transactions. As described above, each Fund may enter into interest rate swaps and caps. Interest rate swaps involve a Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund’s variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. Each Fund may use an interest rate cap, which would require the Fund to pay a

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premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

Emerging Market Securities

An issuer is considered to be economically tied to an emerging market country if its securities are principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Equity Securities

To the extent a Fund has substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by a Fund. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

Equity-Linked Securities

Each Fund may invest in equity-linked securities. Equity-linked securities are privately-issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign (Non-U.S.) Securities” below. In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid.

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Event-Linked Bonds

Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Exchange-Traded Funds

Exchange-Traded Funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs and iShares are listed on the NYSE Arca, Inc.). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Financial Services Companies

The Funds may invest in equity securities of U.S. and foreign companies in the financial services industries (“financial companies”). Financial companies provide financial services to consumers and businesses and include the following types of firms: commercial banks, savings and loan and thrift institutions; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty and life insurance and insurance holding companies.

Investments in financial companies are subject to risks different from, and sometimes greater than, those that apply to the equity markets in general. Events may occur that significantly affect the financial industry as a whole or a particular segment of the industry (such as banking, insurance or consumer financial services) in which the Funds invest.

The values of securities of financial companies are more likely to be adversely affected by falling interest rates and/or deteriorating economic conditions than the securities of other companies. Also, rising interest rates may reduce the profit margins of some financial companies by reducing the difference between borrowing and lending rates in the capital markets. The profitability of financial companies largely depends on the availability and cost of capital, and can fluctuate rapidly when interest rates change. They may also be subject to risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates, the risk of lending to borrowers who may be unwilling or unable to pay back the loan, and the risk of lending against the security of assets whose valuations may decline. Insurance companies may also be adversely affected by natural or other catastrophes or disasters. All of these risks may require financial companies to hold substantial reserves against actual or anticipated losses.

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In addition, most financial companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Most financial companies are also subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial industry may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between commercial banking, investment banking and insurance activities would allow large commercial banks and insurance companies to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within that industry.

Financial institutions in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

Foreign (Non-U.S.) Securities

Foreign (non-U.S.) securities include, but are not limited to, U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities; securities of U.S. issuers traded principally in foreign markets; foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The foreign securities in which a Fund may invest also include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers. Some foreign securities may be restricted against transfer within the United States or to a United States person.

American Depository Receipts (“ADRs”) are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. European Depository Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or, in the United States, over-the-counter. Global Depository Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Each Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized

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on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Some securities of corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Funds may not realize that a foreign corporation they invest in is a PFIC for federal tax purpose, which could cause the Fund to incur U.S. federal income tax (including interest charges) at the Fund level. Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described under “Other Investment Companies.”

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, transactions in foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes, which reduce a Fund’s return on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar.

Foreign Currency Transactions

Each Fund may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions, which may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss

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due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and a Fund may decide not to use hedging transactions that are available.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with a Fund’s custodian of liquid assets and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. A Fund might be expected to enter into forwards under the following circumstances:

Lock In. When the Adviser desires to “lock in” the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of a Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser believes that a Fund can benefit from price appreciation in a given country’s obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. In the case of a direct hedge of a given country’s debt obligations, the cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is an example of what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

Tax Consequences of Hedging. Under applicable tax law, a Fund’s currency hedging activities may result in the application of, among other special tax provisions, the mark-to-market and straddle provisions of the Code. Those provisions could affect the amount, timing, and/or character of taxable dividends paid by a Fund, including whether dividends paid by a Fund are classified as capital gains or ordinary income. In addition, a Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned, and will likely produce a difference between the Fund’s book income and its taxable income. See “Taxation” below for more information.

Foreign Currency Exchange-Related Securities

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange WarrantsSM (“CEWSSM”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency

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warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the equity or debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLSSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely affected by increases in the value of foreign currency. Interest payments on the securities generally are made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse effect on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPSSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

High Yield Securities (“Junk Bonds”)

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and

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principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities. A Fund may continue to hold such securities following a decline in their rating if in the opinion of the Adviser it would be advantageous to do so.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as “zero-coupon” or “pay-in-kind” securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements (including at times when it may not be advantageous to do so). The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. While lower rated securities may be less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Illiquid Securities

Each Fund may not invest more than fifteen percent (15%) of its net assets (taken at market value at the time of investment) in illiquid securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Adviser may be subject to significant delays in the disposition of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities the disposition of which is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain liquid commercial paper).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Industrial Development and Pollution Control Bonds

Tax exempt industrial development bonds and pollution control bonds, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport

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complexes and pollution control. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Inflation-Indexed Bonds

Inflation-indexed bonds are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will measure the real rate of inflation in the prices of goods and services accurately. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Initial Public Offerings

Securities in initial public offerings (“IPOs”) are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance generally decreases.

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Loan Participations and Assignments

Participations in commercial loans may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or may buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan often is administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank generally would be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral could be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Investments in loan participations are considered to be debt obligations for purposes of a Fund’s investment restriction relating to the lending of funds or assets.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

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Money Market Instruments

Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposits, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between such Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. A Fund may increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

Moral Obligation Securities

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Mortgage Dollar Rolls

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to a Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid.”

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. See “—Mortgage Pass-Through Securities.” Certain debt obligations also are secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations (“CMOs”).”

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate

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markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the “FNMA”) or the Federal Home Loan Mortgage Corporation (the “FHLMC”). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the

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U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to a Fund’s industry concentration restrictions (see “Investment Restrictions”). The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but more typically are collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the “Bonds”). Proceeds of the Bonds offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bonds is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bonds begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

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FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class (defined below) of stripped mortgage-backed securities. See “—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitation on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments

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of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBSs”) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBSs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBSs may be deemed “illiquid” and subject to a Fund’s limitation on investment in illiquid securities.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) may be offered to investors in the future and may be purchased by a Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile Receivables (“CARS”).

Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to ensure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than bonds.

CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Fund’s investment objectives and policies, the Adviser also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and

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are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Municipal Bonds

Each Fund may invest in municipal bonds that pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), is exempt from U.S. federal income taxes (“municipal bonds”), although dividends that such Fund pays that are attributable to such interest will not be tax-exempt to shareholders of that Fund.

Municipal bonds share the attributes of debt obligations in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former U.S. federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds usually are related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor). Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

Municipal Lease Obligations

The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

Other Investment Companies

Each Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the Securities and Exchange

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Commission (the “SEC”). Each Fund may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when the Adviser believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Funds may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.

Participation on Creditors Committees

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates. Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a

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fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Real Estate Securities and Related Derivatives

Each Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided that they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

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Repurchase Agreements

A repurchase agreement is a contract under which a Fund would acquire a security subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser will monitor the creditworthiness of the counterparties.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. A Fund will segregate liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to a Fund’s limitations on borrowings.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security.

Rights and Warrants

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

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Rule 144A Securities

Each Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

Short Sales

Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan.

When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if a Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.

Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless a Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Short-Term Municipal Obligations

Short-term municipal securities include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes, among others.

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

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Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects receive permanent financing through FNMA or GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Sovereign Debt

Each Fund may invest in sovereign debt issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency-denominated debt obligations and any related hedging transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, a Fund’s investments in foreign currency-denominated debt obligations and any related hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify as a RIC for federal tax purposes. See “Taxation” below for more information.

Stocks of Micro, Small and Medium Capitalization Companies

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of micro-cap and other small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Owning large positions in this type of security involves the additional risk of possibly having to

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sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions.

Investments in securities of companies with medium market capitalizations share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.

Structured Notes and Other Hybrid Instruments

“Structured” notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, a Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

Each Fund may invest in other types of “hybrid” instruments which combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or that have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such

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receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Variable and Floating Rate Securities

Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates. These instruments may include, without limitation, variable rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The interest rate on inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

When-Issued, Delayed Delivery and Forward Commitment Transactions

A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When purchases of securities on a when-issued or delayed delivery basis are outstanding, a Fund will segregate until the settlement date liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated. Each Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment.

When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if a Fund either (i) segregates until the settlement date liquid assets in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon

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bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a RIC under the Code, an investment company, such as a Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because a Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

INVESTMENT RESTRICTIONS

The following investment policies are fundamental investment policies. Fundamental investment policies are those that cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. Except as otherwise noted in the Prospectus or this Statement of Additional Information, the Funds’ investment objectives and policies are not fundamental, and may be changed without a vote of shareholders. A “majority of a Fund’s outstanding voting securities”, when used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.

Each Fund may not:

1.                                      Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

2.                                      Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate. The Funds reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

3.                                     Purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

4.                                      Make loans, except that this policy shall not prohibit the purchase of debt obligations, entering into repurchase agreements or the lending of a Fund’s portfolio securities.

5.                                      Concentrate more than 25% of the value of its assets in any one industry.

6.                                      Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

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7.                                      Borrow money and/or issue senior securities except to the extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are reasonably designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, the Adviser will post the Funds’ portfolio holdings information on the Funds’ website at www.esgmanagers.com. The website will contain a full list of each Fund’s portfolio holdings as of the last day of each calendar month. The Adviser generally will post this information on the Funds’ website within 30 days after the end of the month. The Adviser will also post to the website within 45 days after the end of each calendar quarter the percentage of each Fund’s net value represented by each portfolio security (collectively with issuer name and value, the “Portfolio Information”). In addition, the Adviser will post the Funds’ ten largest portfolio holdings on the Funds’ website. The website will disclose the Portfolio Information of each Fund’s ten largest portfolio holdings as of the last day of each month. The Adviser will post this information on the Funds’ website generally within 10 business days after a month’s end. Such information will remain accessible on the website until the information is filed with the SEC as part of the Funds’ Forms N-CSR or Forms N-Q, as applicable. For purposes of determining each Fund’s holdings, the Adviser will “look through” any investment by a Fund in a registered investment company advised by the Adviser.

Complete portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed on Forms N-Q; and (iii) portfolio holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSRS. The Funds’ Forms N-CSR and Forms N-Q will be available on the SEC’s website at www.sec.gov. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of the information on the Funds’ website, the Funds may post such information on its website.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser and to Morningstar Associates. In addition, the Adviser may distribute (or authorize the custodian to distribute) Confidential Portfolio Information to a Fund’s (i) service providers that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”), (ii) plan sponsors (provided that such sponsor agrees to use the information solely to evaluate whether to offer or continue to include the Funds in their platform), (iii) other financial intermediaries (such as brokerage, financial planning and consulting firms; provided that such intermediaries agree to use the information internally and only for purposes of determining whether the Funds are a suitable investment for their clients or in considering whether to recommend the Funds to their clients) (“Intermediaries”), and (iv) certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”) for use in developing a rating.

Before any disclosure of Confidential Portfolio Information to Service Providers, plan sponsors, Intermediaries or Rating Agencies is permitted, the following conditions must be met: (i) the Funds’ Chief Compliance Officer has authorized the release of the Confidential Portfolio Information; (ii) the recipient must agree not to publish (or otherwise communicate) any information or to use the information to trade in Fund shares (or as part of any trading, hedging or arbitrage strategy); (iii) the recipient must either sign a confidentiality agreement or be subject to an independent duty to keep such information confidential; and (iv) the Confidential Portfolio Information must contain an appropriate confidentiality legend.

The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers, plan sponsors, Intermediaries and/or Rating Agencies, each of which is subject to either a written confidentiality agreement that addresses trading upon the Confidential Portfolio Information or an independent duty to keep such information confidential:

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Name of Vendor	Type of Service	Frequency	Lag Time
Merrill Corp.	Printing	Periodically	At least 30 days
DST Output	Mail House	Periodically	At least 30 days
Factset Research Systems	Data Provider	Daily	None
Morningstar, Inc.	Rating/Ranking	Quarterly	At least 30 days
Glass Lewis	Proxy Services	Daily	None
State Street Bank and Trust Company	Custody and Fund Accounting	Daily	None
Lipper Analytical Services, Inc.	Rating/Ranking	Quarterly	At least 30 days
Bloomberg	Rating/Ranking	Monthly	At least 30 days

Any separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. The Adviser may manage separate accounts that have investment objectives and strategies that are substantially similar or identical to those of the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Funds. None of the Funds, the Adviser or its affiliates or Morningstar Associates or its affiliates may receive any compensation or other consideration for disclosing Confidential Portfolio Information.

Exceptions to these procedures may only be made if the Funds’ Chief Compliance Officer determines that granting an exemption is in the best interests of the Funds and is based upon legitimate business purposes and if the recipient is subject to a confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or is subject to an independent duty to keep such information confidential.

MANAGEMENT OF THE FUNDS

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board has two standing committees, each composed exclusively of Disinterested Trustees, which are integral to the Funds’ overall governance and risk management structure. The committees include the Audit Committee and the Governance Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Governance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. Each Disinterested Trustee serves on only one committee, which the Board believes allows each Disinterested Trustee to better develop an expertise in the matters for which his or her committee is responsible.

The Adviser, Morningstar Associates and the Sleeve Subadvisers serve as investment managers to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust (the “Management Contract”), an asset allocation subadvisory agreement between Morningstar Associates and the Adviser (the “Asset Allocation Agreement”), and subadvisory agreements between each Sleeve Subadviser and the Adviser (each, a “Subadvisory Contract”), respectively. The Trust’s Board of Trustees oversees the Adviser and decides upon matters of general policy. The Board of Trustees meets at least four (4) times per year, and reviews the performance and operations of the Funds. Morningstar Associates allocates assets among the Sleeve Subadvisers and, with the Adviser, generally supervises the daily investment advisory services provided to the Funds by the Sleeve Subadvisers. In addition, the Adviser intends to manage one or more sleeves of each Fund’s portfolio itself, from time to time. Morningstar Associates may adjust the relative sizes of the sleeves from time to time.

OFFICERS/TRUSTEES

The following provides an overview of the considerations that led the Board to conclude that each individual currently serving as a Trustee should serve as a Trustee. Generally, no one factor was decisive in the nomination or appointment of an individual to the Board. Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, in the investment management industry; (iv) the individual’s prior experience, if any,

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serving on the boards of public companies (including, when relevant, other investment companies) and/or other complex enterprises and organizations; and (v) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

Each current Trustee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee. Below is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that such Trustee should serve as a Trustee:

Adrian P. Anderson — Mr. Anderson has significant investment and organizational oversight experience, having co-founded an investment management and consulting firm and served as its chief executive officer for several years. Mr. Anderson also is a certified public accountant.

Carl H. Doerge, Jr. — Mr. Doerge has significant investment expertise, having been an investment banker and a private investor for more than three decades. Mr. Doerge also has significant organizational oversight experience, including as a member of the boards of various non-profit organizations. Mr. Doerge also has substantial tenure on the Board, having served on the Board of the Trust or its predecessors since 1997.

Cynthia Hargadon — Ms. Hargadon has more than two decades of investment experience, having served in executive positions in investment management and investment consulting for various companies. Ms. Hargadon also has significant experience with investment company oversight, having served as a member of the boards of various investment companies. Ms. Hargadon is a member of the Governing Council of the Independent Directors Council (an organization serving the independent directors of mutual funds).

Joseph Keefe — Mr. Keefe has substantial experience with companies engaged in socially responsible investing, and previously served on the Board of Directors of the Social Investment Forum, a trade association representing socially responsible investment professionals and asset managers. Mr. Keefe also has served in executive capacities and/or as a member of the boards of various organizations. Mr. Keefe is the Chief Executive Officer and President of the Adviser.

Louis F. Laucirica — Mr. Laucirica served as the Associate Dean and Director of Undergraduate Studies at the Wesley J. Howe School of Technology Management at the Stevens Institute of Technology from 1999 to 2010. Mr. Laucirica also has significant management experience, having held executive positions with various technology companies. Mr. Laucirica also has substantial tenure on the Board, having served on the Board of the Trust or its predecessors since 2003.

John L. Liechty — Mr. Liechty has significant experience in investment company management, operations and oversight, having served as the president and chief executive officer of a socially responsible mutual fund for more than twelve (12) years. Mr. Liechty is a member of U.S. SIF: The Forum for Sustainable and Responsible Investment. He also serves on the investment committee, audit committee and board of several not-for-profit organizations. Mr. Liechty is a Certified Financial PlannerTM professional.

Laurence A. Shadek — Mr. Shadek has significant investment experience as a private investor. Mr. Shadek also has significant management experience, having served as an executive officer of a brokerage company for more than two decades. Mr. Shadek is the Chairman of the Board of the Adviser.

Nancy S. Taylor — Ms. Taylor has significant organizational oversight experience, including as senior minister and chief executive officer of Old South Church in Boston, as a member of the Advisory Board of Yale Divinity School and as the Chair of the Board of Trustees of Andover Newton Theological School. Ms. Taylor also has substantial tenure on the Board, having served on the Board of the Trust or its predecessors since 1997.

The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the trustees and/or officers of the Funds.

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The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with the Adviser. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801.

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee

Laurence A. Shadek (63)	Trustee (since 2006)	Chairman of the Board of the Adviser (1996-present); Executive Vice-President of Wellington Shields & Co. LLC or its predecessor organization (1986-present); Executive Vice President of Pax World Money Market Fund (1998-2008); Chairman of the Board of Directors of the Pax World Balanced Fund (1996-2006), Pax World Growth Fund (1997-2006), and Pax World High Yield Bond Fund (1999-2006); member of the Board of Trustees of Franklin & Marshall College (1998-present).	12

Joseph Keefe (59)	Trustee, Chief Executive Officer (since 2006)	Chief Executive Officer (2005-present) and President (2006-present) of the Adviser; President of Pax World Money Market Fund (2006-2008); President of New Circle Communications LLC (2000-2005); Chair of Board, Women Thrive Worldwide (2009 — present); Co-Chair of The Carbon Coalition (2003-present); member of the Boards of Directors of On Belay (2006- 2011), Americans for Campaign Reform (2003- present), and the Social Investment Forum (2000-2006).	12

John Boese (50)	Chief Compliance Officer (since 2006)

Chief Compliance Officer of the Adviser (2006-present); Chief Compliance Officer for Pax World Funds Trust II (2008-present), Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000—2006).

			N/A

Maureen Conley (51)	Secretary (since 2006)	Senior Vice President of Shareholder Services/Operations	N/A

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Name and Age	Position(s) Held With the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
(2005-present) and Manager of Shareholder Services (2000-2005) for the Adviser; Secretary Pax World Funds Trust II (2008-present).

Alicia K. DuBois (53)	Treasurer (since 2006)

Chief Financial Officer for the Adviser (2006-present); Treasurer for Pax World Funds Trust II (2008-present); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006)

N/A

Scott LaBreche (40)	Assistant Treasurer (since 2010)

Assistant Treasurer for Pax World Funds Trust II (2010-present); Director, Portfolio Analysis & Reporting for the adviser (2009-present), Fund Administration Manager & Portfolio Analyst for Pax (2007-2009), Securities Fund Analyst, Lincoln Financial Group (formerly Jefferson Pilot Financial) (2000-2007).

N/A

Disinterested Trustees

Name and Age	Position(s) Held With the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee

Adrian P. Anderson (58)(3)	Trustee (since 2007)	Chief Executive Officer of North Point Advisers, LLC (2004-present); Senior Consultant of Gray and Co. (1999-2004).	12

Carl H. Doerge, Jr. (74)(3)	Chairman of the Board of Trustees; Trustee (since 2006)	Private investor (1995-present); member of the Board of Trustees and Police Commissioner of the Village of Upper Brookville, NY (1998-present); member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY	12

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Name and Age	Position(s) Held With the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee

Cynthia Hargadon (58)(4)	Trustee (since 2006)	Senior Consultant of North Point Advisers, LLC (2010-present) Managing Director of CRA Rogers Casey (2006-2010)	12

Louis F. Laucirica (71)(3)	Trustee (since 2006)	Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-2010).	12

John L. Liechty (58)(4)	Trustee (since 2009)	Principal, Integrated Investment Solutions (2009-present); Principal, Integrated Financial Planning (2010-present); President and CEO, MMA Praxis Mutual Funds (1995-2008).	12

Nancy S. Taylor (57)(4)	Trustee (since 2006)	Senior Minister, Old South Church in Boston, MA (2005-present); Trustee, Andover Newton Theological School (2002-present); Board of Managers, Old South Meeting House (2005-present); Director, Ecclesia Ministries, a ministry to Boston’s homeless population (2003-present).	12

(1)         Trustees of the Funds hold office until a successor shall have been chosen and shall have qualified. Officers of the Funds are appointed by the Board of Trustees and hold office until a successor shall have been chosen and shall have qualified.

(2)         The number of portfolios in the Pax World Fund complex overseen by the Trustees includes the four Funds described in the Statement of Additional Information, seven series of the Trust described in a separate Statement of Additional Information and one exchange-traded fund, which is a series of Pax World Funds Trust II.

(3)         Designates a member of the Audit Committee.

(4)         Designates a member of the Governance Committee.

* * * * *

None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption.

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Ownership of Shares in the Pax World Fund Family

The following table shows the dollar range of shares beneficially owned by each trustee in the Funds and, on an aggregate basis, in any investment company overseen by the trustee in the Pax World Fund Family as of December 31, 2012:

	Growth Portfolio	Growth and Income Portfolio	Balanced Portfolio	Income Portfolio	Aggregate Across All Funds

Interested Trustees
Laurence A. Shadek	$0	$0	$0	$0	Over $100,000
Joseph Keefe	$0	$0	$0	$0	Over $100,000

Disinterested Trustees
Adrian P. Anderson	$0	$0	$0	$0	$1 - $10,000
Carl H. Doerge, Jr.	$0	$0	$0	$0	Over $100,000
Cynthia Hargadon	$0	$0	$0	$0	$10,001 - $50,000
Louis F. Laucirica	$0	$0	$0	$0	$10,001 - $50,000
John L. Liechty	$0	$0	$0	$0	Over $100,000
Nancy S. Taylor	$0	$0	$0	$0	Over $100,000

Compensation of Trustees

The Trust pays each disinterested trustee an annual retainer of $20,000 ($32,500 for the Chairman). In addition, the Trust currently pays each Disinterested Trustee a fee of $5,000 for attendance at each meeting of the Board. Trustees are also reimbursed for their travel expenses for attending meetings of the Board. In addition, the Trust pays $2,500 to each member of the Audit Committee for attendance at each Audit Committee meeting, and $2,500 to each member of the Governance Committee for attendance at each Governance Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, trustees do not receive compensation from the Trust for services performed as a trustee.

The following table sets forth compensation information relating to trustees of the Trust:

	Aggregate Compensation				Aggregate Pension Retirement Benefits	Estimated	Total Compensation from the Funds
	Growth Portfolio	Growth and Income Portfolio	Balanced Portfolio	Income Portfolio	Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	and the Pax World Fund Family(1)
Interested Trustees
Laurence A. Shadek	none	none	none	none	N/A	N/A	none
Joseph Keefe	none	none	none	none	N/A	N/A	none
Disinterested Trustees
Adrian P. Anderson	$2,038	$2,024	$2,050	$1,993	N/A	N/A	$50,000
Carl H. Doerge, Jr.	$2,547	$2,529	$2,563	$2,492	N/A	N/A	$62,500
Cynthia Hargadon	$2,038	$2,024	$2,050	$1,993	N/A	N/A	$50,000
Louis F. Laucirica	$2,038	$2,024	$2,050	$1,993	N/A	N/A	$50,000
John L. Liechty	$2,038	$2,024	$2,050	$1,993	N/A	N/A	$50,000

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	Aggregate Compensation				Aggregate Pension Retirement Benefits	Estimated	Total Compensation from the Funds
	Growth Portfolio	Growth and Income Portfolio	Balanced Portfolio	Income Portfolio	Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	and the Pax World Fund Family(1)
Nancy S. Taylor	$2,038	$2,024	$2,050	$1,993	N/A	N/A	$50,000

(1)                                 The total compensation paid to such persons by the 12 funds in the Pax World Fund Family for the fiscal year ended December 31, 2012.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table summarizes information regarding other accounts managed by the co-portfolio managers of the Funds. The information is as of December 31, 2012, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Other Pooled Vehicles AUM ($ million)	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies	Other Registered Investment Companies AUM $ (million)
Christopher H. Brown	$0	$0	2	$1,844.4
Anthony Trzcinka	$0	$13.2	2	$165.8
Mary V. Austin	$0	$0	1	$482.3
Ivka Kalus-Bystricky	$0	$0	2	$80.5
Jon Hale	$0	$0	0	$0
Peter DiTeresa	$0	$0	0	$0

The Portfolio Managers listed above manage no other accounts and assets for which the advisory fee is based on performance.

Ownership of Securities

The following table shows the dollar range of shares beneficially owned by the portfolio managers of the Funds as of the fiscal year ended December 31, 2012:

Portfolio Manager	Growth Portfolio	Growth and Income Portfolio	Balanced Portfolio	Income Portfolio
Christopher H. Brown	$0	$0	$0	$0
Anthony Trzcinka	$0	$0	$0	$0
Mary V. Austin	$0	$0	$0	$0
Ivka Kalus-Bystricky	$0	$0	$0	$0
Jon Hale	$10,001 - $50,000	$0	$0	$0
Peter DiTeresa	$10,001 - $50,000	$0	$0	$0

Conflicts

In managing other portfolios, the Adviser, Morningstar Associates and the Sleeve Subadvisers may be subject to potential conflicts of interest. Potential conflicts include, for example, conflicts among investment strategies,

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conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of their compliance programs, the Adviser, Morningstar Associates and the Sleeve Subadvisers have adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Certain investment personnel of the Adviser, Morningstar Associates and the Sleeve Subadvisers manage more than one portfolio. Investment personnel make investment decisions for each portfolio based on the investment objective, policies, practices and other relevant investment considerations that such individual believes are applicable to that account. Consequently, investment personnel may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.

Similarly, securities sold from one portfolio may result in better performance for that portfolio if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of portfolios in a strategy that have similar objectives, which generally minimizes the potential for conflicts of interest. While these portfolios have many similarities, the investment performance of each portfolio will be different primarily due to differences in investment guidelines, fees, expenses and cash flows.

In addition, the Adviser and each of the Sleeve Subadvisers have adopted trade aggregation and allocation procedures that seek to treat all clients fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as thinly-traded securities or oversubscribed public offerings. While no portfolios under the Adviser’s or any Sleeve Subadviser’s management have performance fees, some portfolios may have higher fees than others or may compensate the Sleeve Subadviser at higher rates than they receive from the Adviser with respect to the Funds. These differences may give rise to the potential conflict that a portfolio manager may allocate more time to the management of one account over another. While none of the Adviser, Morningstar Associates, or the Sleeve Subadvisers monitor the specific amount of time that a portfolio manager spends on a single portfolio, the Adviser, Morningstar Associates, and other Sleeve Subadviser personnel periodically review the performance of the portfolio managers as well as periodically assess whether each portfolio manager has adequate resources to manage effectively the portfolios assigned to that portfolio manager.

When Morningstar Associates and each of the Sleeve Subadvisers manage separate accounts, potential conflicts of interest may arise similar to those described above with respect to managing multiple portfolios. Investment personnel may manage separate accounts, including proprietary accounts or other pooled investment vehicles (“Other Accounts”) that may have substantially similar holdings to those of the Funds. Side-by-side management of these Other Accounts may give rise to conflicts of interest. Investment personnel may be buying or selling the same securities for the Funds and the Other Accounts from time to time. Other Accounts may have materially different (and potentially higher) fee arrangements. The management of Other Accounts may detract from the time and attention that investment personnel devote to the Funds. To address potential conflicts of interest, Morningstar Associates and each of the Sleeve Subadvisers have developed policies and procedures with respect to cross-trading, the allocation of investment opportunities and the aggregation and allocation of orders. It is possible, of course, that these policies and procedures may not always be adequate to protect the Funds from conflicts of interest. For example, the Other Accounts may direct the Sleeve Subadvisers to trade with a designated broker which may preclude aggregation and allocation of orders to buy or sell a security from time to time, potentially resulting in the Other Accounts trading in the same securities ahead of or after the Funds. In addition, some Sleeve Subadvisers may arrange for the Adviser to trade securities for their sleeves. This may also preclude aggregation of orders.

Compensation

The Adviser

The Adviser seeks to maintain highly competitive compensation programs designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of their investment professionals with that of their clients and overall firm results. Generally, each portfolio manager’s compensation consists of a base salary and additional incentive or performance-based bonus of up to 100% of base salary based on the pre-tax performance of the fund or funds he or she manages in comparison to Lipper peer group averages for the same asset class over the one-year period, and when relevant due to the portfolio manager’s tenure with the funds, three-, five- and ten-year periods. In addition, each portfolio manager also is eligible for the standard

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retirement benefits and health and other benefits available to all of the Adviser’s employees. Incentive or performance-based compensation of investment professionals may be higher or lower with respect to other accounts than with respect to the Funds.

Morningstar Associates

All of the Morningstar Associates portfolio managers’ compensation includes salary, annual bonus, and restricted stock grants. The salary is set as a fixed amount and is determined by the president of Morningstar Associates. The portfolio managers’ annual bonus is paid from a bonus pool which is a function of the earnings of the Investment Consulting business unit of Morningstar Associates, and the distribution of that pool is at the discretion of the president of Morningstar Associates, who may or may not account for the performance of the Funds in allocating that pool. The fee for consulting on the Funds accounts for a portion of the revenue and earnings of the Investment Consulting business unit of Morningstar Associates, and because that fee is based on the assets under management in the Funds, there is an indirect relationship between the assets under management in the Funds and the bonus payout to the portfolio manager. The restricted stock grants are made to the portfolio managers from a pool that is distributed at the discretion of the president of Morningstar Associates. The restricted stock grants are based on the stock of the parent company, Morningstar, Inc., and vest in equal parts over a four-year period.

Access Capital Strategies

Compensation for fixed income investment professionals includes base salary, annual bonus, and eligibility for profit sharing. Salaries are calibrated by position and responsibilities, and geared to be competitive in the industry.

The bonus structure aligns our fixed income investment professionals’ interests with those of our clients and the firm. Annual bonuses for the Access Capital investment team are calculated based on the team’s composite returns compared to benchmarks for one-, three-, and five-year periods, with greater emphasis on three and five years, and performance relative to its peer group. In addition, a smaller portion of the investment team’s annual bonus is based on qualitative individual factors including contribution to the investment process and firm.

All fixed income investment professionals are eligible to participate in a pool that provides a share of the group’s annual profits. Senior fixed income investment professionals may also be selected to participate in a firm profit sharing pool that serves as a proxy for ownership in RBC GAM (US). In addition, all employees may invest in our ultimate parent, RBC, through our 401(k) program.

Finally, all fixed income investment professionals have signed employment agreements with RBC GAM (US), most of which include a mandatory three-year deferral of a portion of variable compensation.

Ariel Investments

John W. Rogers, Jr.’s compensation is determined by Ariel Investments’ Board of Directors and is composed of:

Base Salary. Base salary is a fixed amount determined at the beginning of each compensation year and is calculated based upon market factors for Chief Executive Officers of comparable firms.

Discretionary Bonus Pool. The quarterly discretionary bonus is related to the profitability of Ariel Investments and consists of cash and mutual fund shares purchased by Ariel Investments in the Funds managed by Mr. Rogers.

Annual Incentive Award. An annual incentive award is based upon goals set by Ariel Investments’ Board of Directors that are tied to the performance of his products against relevant indices over a market cycle, the performance of the Adviser (profitability standards (EBITDA margin)), adherence to investment strategy and Mr. Rogers’ execution of various annual firm goals, such as allocating firm resources to enhance the Funds’ success and meeting budgetary goals.

Stock Grant. Stock grants are based upon Mr. Rogers’ contribution to Ariel Investments and his perceived value in the market place.

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Profit Sharing Plan. A contribution to Mr. Rogers’ portion of Ariel Investments’ profit sharing plan is based upon criteria used for all employees of Ariel Investments.

There is no set formula for any of the above components of Mr. Rogers’ compensation; rather, all compensation is based upon factors determined by Ariel Investments’ Board of Directors at the beginning of each year.

Ariel Investments’ compensation methodology for the other portfolio managers consists of:

Base Salary. Base salary is a fixed amount determined at the beginning of each compensation year. Base salaries vary within Ariel Investments, LLC based on position responsibilities, years of service and contribution to long-term performance of the funds advised by Ariel Investments.

Discretionary Bonus Pool. Bonuses are determined through an annual performance evaluation process based on qualitative factors. The discretionary bonus will consist of cash and mutual fund shares purchased by Ariel Investments in the fund(s) managed by the portfolio manager. All members of Ariel Investments’ research department who serve as industry analysts are evaluated on five qualitative factors: technical skills, productivity, communication skills, industry knowledge and consistent exhibition of Ariel Investments’ firm values.

Annual Stock Grants. Portfolio managers may be awarded discretionary grants of stock in Ariel Investments, based on position responsibilities, years of service and contribution to long-term performance of the funds.

ClearBridge Advisors

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•                                          Cash Incentive Award

•                                          ClearBridge’s Deferred Incentive Plan (CDIP) — a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

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•                                          Legg Mason Restricted Stock Deferral — a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•                                          Legg Mason Restricted Stock and Stock Option Grants — a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•                                          Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•                                          Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•                                         Overall firm profitability and performance;

•                                          Amount and nature of assets managed by the portfolio manager;

•                                          Contributions for asset retention, gathering and client satisfaction;

•                                          Contribution to mentoring, coaching and/or supervising;

•                                          Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•                                          Market compensation survey research by independent third parties.

Community Capital Management, Inc.

Barbara VanScoy and Michelle Rogers are paid fixed salaries and Julie Egan is paid a base salary with increases dependent upon increases in Community Capital Management’s assets under management. Each portfolio manager is eligible for an annual bonus at Community Capital Management’s discretion which is based upon the overall profitability of Community Capital Management.

Everence Capital Management

Messrs. Bailey and King are compensated on the basis of a salary plus a bonus based on the investment performance of various portfolios for which they have responsibility. Base salaries are developed using the same criteria employed in determining salary classifications for all employees of Everence Capital Management, as well as the Everence Capital Management’s parent, Everence Financial, Inc. The four factors that determine salary classification for the portfolio managers are: (i) Knowledge and Skills (measurable amount of knowledge required to perform the duties of the job and the breadth and depth of knowledge needed), (ii) Decisions and Actions required (this factor measures the need for the ability to exercise judgment and to effect independent decisions and actions), (iii) Relationships Responsibility (measures the requirements for the ability to meet and deal with others effectively as indicated by the nature, scope and importance of the relationships that are necessary for satisfactory performance), and (iv) Supervisory Responsibility (measures the degree to which the employee is required to plan, organize, direct or supervise the work of others in the organization).

Everence Capital Management contributes to a defined contribution qualified plan on behalf of each of the portfolio managers. Everence Capital Management offers a 401(k) plan to employees in which it provides a partial match of employee contributions up to a stated amount. This match is completed at the end of the year. There are no deferred compensation plans established for the portfolio managers. There is no asset growth-based incentive offered to these portfolio managers.

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Miller/Howard Investments

The compensation package for investment professionals is comprised of basic salary and a benefit package plus profit sharing, equity ownership based on performance, position, length of service, and a demonstrated commitment to the health and growth of the firm.

Neuberger Berman Management

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing their employees. They are also focused on creating a compensation process that they believe is fair, transparent, and competitive with the market.

Compensation for Neuberger Berman’s Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Manager is determined by using a formula. In addition, the bonus may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

Incentive Structure

As a firm, Neuberger Berman believes that providing its employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to its success in retaining employees.

The Terms of its long-term retention incentives are as follows:

•                  Employee-Owned Equity. An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

Employee equity and preferred stock will be subject to vesting (generally 25% vests each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

•                  Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant’s total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman’s investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation be tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent amounts under the 2009 and 2010 CCP will vest 50% after two years and 50% after three years. The contingent amounts under the 2011 CCP will vest in 1/3 increments each year over a three year period. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•                  Restrictive Covenants. Select senior professionals who have received equity grants have agreed to

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restrictive covenants which may include non-compete and non-solicit restrictions depending on participation.

Parnassus Investments

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Jerome L. Dodson	Salary	Parnassus Investments

The board of directors of Parnassus Investments, which includes Jerome L. Dodson, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the funds or on the value of the assets held in the funds’ portfolios. Jerome L. Dodson may also earn income as majority owner in Parnassus Investments.

Todd C. Ahlsten	Salary	Parnassus Investments

The board of directors of Parnassus Investments, which includes Todd C. Ahlsten, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the funds or on the value of the assets held in the funds’ portfolios. Todd C. Ahlsten may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Todd C. Ahlsten’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Equity Income Fund over multiple years versus the S&P 500 Index.

	Profit Sharing Bonus	Parnassus Investments

Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees and owners. As an eligible employee and owner, Todd C. Ahlsten receives profit sharing based on a percentage of his salary and ownership.

Ryan S. Wilsey	Salary	Parnassus Investments

The board of directors of Parnassus Investments determines Ryan S. Wilsey’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the funds or on the value of the assets held in the funds’ portfolios. Ryan S. Wilsey may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Ryan S. Wilsey’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Small-Cap Fund

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Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
over multiple years versus the Russell 2000 Index.

	Profit Sharing Bonus	Parnassus Investments

Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees and owners. As an eligible employee and owner, Ryan S. Wilsey receives profit sharing based on a percentage of his salary and ownership.

Portfolio 21 Investments

The portfolio managers’ and investment committee members’ compensation consists of a fixed salary, a bonus, and a retirement plan. A portfolio manager’s salary and bonus is not based on the performance of Portfolio 21 Investments or other managed accounts. Salary is determined by the position a portfolio manager holds, as well as his or her experience, education, merit, productivity and contribution to the management team. Regular salary surveys are conducted to ensure salaries are paid with the appropriate range in accordance with industry standards. Bonuses are determined by the profits of Portfolio 21 Investments for the fiscal year. The distributions of the bonuses to all employees are based on a wide range of factors as applied to each employee, including length of employment, position held and employee performance. The portfolio managers participate in a fixed retirement plan that is available to all employees of the firm.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2013, and to the knowledge of the Trust, no person owned of record or beneficially five percent (5%) or more of the outstanding shares of any class of shares of any Fund, other than those persons set forth in the chart below:

Registration Address	Fund	Share Class	Percentage of Outstanding Shares Owned of Record	Percentage of Outstanding Shares Owned Beneficially

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Growth	Class A	84.96%	0.00%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Growth and Income	Class A	7.64%	0.00%

PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	Balanced	Class A	14.02%	0.00%

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CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Balanced	Class A	5.11%	0.00%

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	Income	Class A	11.17%	0.00%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Income	Class A	8.61%	0.00%

RONALD M FERRY JR MONTPELIER VT	Income	Class A	6.47%	6.47%

EDWARD D JONES & CO CUSTODIAN FBO WALTER B DAVIN IRA ST PETE FL	Income	Class A	5.33%	0.00%

D.A. DAVIDSON & CO. INC. FBO JAMES LENON BOX 5015 GREAT FALLS MT 59403-5015	Growth	Class C	18.94%	0.00%

D. A. DAVIDSON & CO. INC. (FBO) REBECCA WEED BOX 5015 GREAT FALLS MT 59403-5015	Growth	Class C	13.13%	0.00%

D A DAVIDSON & CO AS CUST FOR MARY H SEXTON PO BOX 5015 GREAT FALLS MT 59403-5015	Growth	Class C	11.04%	0.00%

D A DAVIDSON & CO AS CUST FOR JOHN RICHARDSON GAIL RICHARDSON JT TEN PO BOX 5015 GREAT FALLS MT 59403-5015	Growth	Class C	10.27%	0.00%

D. A. DAVIDSON & CO. INC. (FBO) VICTOR H COLVARD BOX 5015 GREAT FALLS MT 59403-5015	Growth	Class C	7.23%	0.00%

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D A DAVIDSON & CO AS CUST FOR ROBERT T STEVENS JR HOPE B STEVENS JT TEN PO BOX 5015 GREAT FALLS MT 59403-5015	Growth	Class C	6.34%	0.00%

D. A. DAVIDSON & CO. INC. (FBO) DOUGLAS R ELSON SEP/IRA BOX 5015 GREAT FALLS MT 59403-5015	Growth and Income	Class C	18.13%	0.00%

D A DAVIDSON & CO AS CUST FOR JOHN H HOOTON TTEE PO BOX 5015 GREAT FALLS MT 59403-5015	Growth and Income	Class C	6.49%	0.00%

LPL FINANCIAL A/C 2201-4264 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	Growth and Income	Class C	6.27%	0.00%

D A DAVIDSON & CO INC FBO DA DAVIDSON & CO CUST/FBO PO BOX 5015 GREAT FALLS MT 59403-5015	Balanced	Class C	17.41%	0.00%

RAYMOND JAMES & ASSOC INC FBO JOHN GEOFFREY FOBES & SUSAN H FOBES JT/WROS WEAVERVILLE NC	Balanced	Class C	12.49%	0.00%

LPL FINANCIAL A/C 1092-1541 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	Balanced	Class C	10.63%	0.00%

STATE STREET BANK & TRUST CO CUST FOR THE IRA OF JOYCE A LANG GREEN LANE PA	Balanced	Class C	8.19%	8.19%

RBC CAPITAL MARKETS LLC CASSIDY MUSIC INC PORT REPUBLIC MD	Balanced	Class C	5.18%	0.00%

LPL FINANCIAL A/C 5091-0977 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	Income	Class C	20.43%	0.00%

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STATE STREET BANK & TRUST CO CUST FOR THE IRA OF THOMAS C LEISTER SELLERSVILLE PA	Income	Class C	18.32%	18.32%

STATE STREET BANK & TRUST CO CUST FOR THE IRA OF CLIFFORD R WIEGNER AMBLER PA	Income	Class C	16.89%	16.89%

STATE STREET BANK & TRUST CO CUST FOR THE IRA OF BARBARA A VOTH SOUDERTON PA	Income	Class C	8.71%	8.71%

RAYMOND JAMES & ASSOC INC FBO FULL LIFE 79-7460 MAMALAHOA HWY STE 212 KEALAKEKUA HI 96750-7917	Income	Class C	6.63%	0.00%

MORNINGSTAR ASSOCIATES LLC ATTN CONTROLLERS DEPT 22 W WASHINGTON ST CHICAGO IL 60602-1605	Growth	Institutional Class	51.02%	51.02%

CLEARBRIDGE ADVISORS LLC ATTN CINDY LIST 620 8TH AVE FL 48 NEW YORK NY 10018-1550	Growth	Institutional Class	14.52%	14.52%

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	Growth	Institutional Class	14.48%	0.00%

PARNASSUS INVESTMENTS 1 MARKET 1600 SAN FRANCISCO CA 94105-1596	Growth	Institutional Class	7.74%	7.74%

MORNINGSTAR ASSOCIATES LLC ATTN CONTROLLERS DEPT 22 W WASHINGTON ST CHICAGO IL 60602-1605	Growth and Income	Institutional Class	75.05%	75.05%

MENNONITE MUTUAL AID ASSOCIATION 1110 N MAIN ST GOSHEN IN 46528-2600	Growth and Income	Institutional Class	9.51%	9.51%

MORNINGSTAR ASSOCIATES LLC ATTN CONTROLLERS DEPT 22 W WASHINGTON ST CHICAGO IL 60602-1605	Balanced	Institutional Class	48.15%	48.15%

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MENNONITE MUTUAL AID ASSOCIATION 1110 N MAIN ST GOSHEN IN 46528-2600	Balanced	Institutional Class	23.81%	23.81%

MENNONITE MUTUAL AID ASSOCIATION 1110 N MAIN ST GOSHEN IN 46528-2600	Income	Institutional Class	38.26%	38.26%

MORNINGSTAR ASSOCIATES LLC ATTN CONTROLLERS DEPT 22 W WASHINGTON ST CHICAGO IL 60602-1605	Income	Institutional Class	34.53%	34.53%

COMMUNITY CAPITAL MANAGEMENT INC 2500 WESTON RD STE 101 WESTON FL 33331-3616	Income	Institutional Class	7.65%	7.65%

The officers and trustees of the Trust, as a group, own less than one percent (1%) of the outstanding shares of each class of shares of the Funds and of the Trust.

CODE OF ETHICS

The Funds as well as each of the Adviser, Morningstar Associates and the Sleeve Subadvisers have adopted a Code of Ethics (each, a “Code of Ethics”) under Rule 17j-1 under the 1940 Act. The Code of Ethics of each such adviser or subadviser permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations. Each Code of Ethics varies from one another.

PROXY VOTING GUIDELINES

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities held by the Funds have been included as part of Appendix A hereto. Each Sleeve Subadviser with prior ESG experience votes proxies under its own policies, while the Adviser may vote proxies relating to portfolio securities managed by certain Sleeve Subadvisers, including so-called “non-ESG” Sleeve Subadvisers, according to the Adviser’s proxy voting policies and procedures.

In the case of proxies voted by a Sleeve Subadviser pursuant to the Sleeve Subadviser’s proxy voting guidelines, the Adviser will request the Sleeve Subadviser to certify to the Adviser that the Sleeve Subadviser has voted the Fund’s proxies in accordance with the Sleeve Subadviser’s proxy voting guidelines and that such proxy votes were executed in a manner consistent with the Sleeve Subadvisor’s proxy voting policy, and to provide the Adviser with a report detailing any instances where the Sleeve Subadviser voted any proxies in a manner inconsistent with the Sleeve Subadviser’s proxy voting guidelines. The Adviser will then report to the Board on an annual basis regarding the Sleeve Subadviser certification and report to the Board any instance where the Sleeve Subadviser voted any proxies in a manner inconsistent with the Funds’ proxy voting guidelines.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 for which Sleeve Subadvisors have filed forms N-PX is available without charge, upon request, by telephoning ESG Managers Portfolios (toll-free) at 877-374-7678 or by visiting the ESG Managers Portfolios’ website at www.esgmanagers.com, and is available without charge by visiting the SEC’s website at www.sec.gov.

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INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

GENERAL

Pax World Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801 is the adviser to the Funds. The Adviser succeeded to the business of Pax World Management Corp. on January 1, 2010. Pax World Management Corp. was originally organized in 1970. As of December 31, 2012, the Adviser had approximately $2.7 billion in assets under management. The Adviser currently manages investments for clients other than the Funds, and may continue to do so in the future.

Substantially all of the Adviser’s capital stock is currently owned by Mr. Laurence A. Shadek and members of his family. As a result, the Shadek family may be deemed to “control” the Adviser.

MANAGEMENT CONTRACT

Pursuant to the terms of the Management Contract, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies.

Pursuant to the Management Contract, the Adviser has contracted to have overall supervisory responsibility for: (i) the general management and investment of each Fund’s securities portfolio; (ii) the evaluation, selection and recommendation to the Board of Trustees of the hiring, termination, replacement and compensation of Morningstar Associates and the Sleeve Subadvisers to manage the assets of each Fund; (iii) overseeing and monitoring the ongoing performance of Morningstar Associates and the Sleeve Subadvisers, including their compliance with the investment objectives, policies and restrictions of those Funds; and (iv) the implementation of procedures and policies to ensure that the Sleeve Subadvisers comply with the Fund’s investment objectives, policies and restrictions. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, each Fund will pay, on a monthly basis, an advisory fee to the Adviser (the “Advisory fee”) based on a percentage of each Fund’s average daily net assets, at an annual rate as follows:

Fund	Annual Rate of Advisory Fee
Growth	0.90%
Growth and Income	0.85%
Balanced	0.80%
Income	0.75%

The Advisory fee is accrued daily and paid monthly. The Adviser, at its discretion, may voluntarily waive all or a portion of its Advisory fee.

Under the Management Contract, any liability of the Adviser to the Trust and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith or gross negligence or the reckless disregard of its obligations or duties.

The Management Contract may be terminated with respect to a Fund at any time on at least 30 days, but no more than 60 days, written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of such Fund. The Management Contract will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

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The Adviser pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Adviser.

* * * * *

The following table shows the amount of gross and net advisory fees paid to the Adviser by each Fund and the fund expenses reimbursed by the Adviser to each Fund for the fiscal periods ended December 31, 2012 and 2011:

	Growth Portfolio	Growth and Income Portfolio	Balanced Portfolio	Income Portfolio
Year ended December 31, 2012
Gross Advisory Fee	$111,338	$90,871	$108,405	$55.874
Advisory Fee Waiver	(15,550)	(22,881)	(22,010)	(10,312)
Net Advisory Fee Paid	$95,788	$67,990	$86,395	$45,562
Fund Expenses Reimbursed	$216,003	$242,317	$241,198	$238,258
Year ended December 31, 2011
Gross Advisory Fee	$47,899	$79,235	$70,584	$43,429
Advisory Fee Waiver	(13,254)	(29,529)	(20,349)	(10,789)
Net Advisory Fee Paid	$34,645	$49,706	$50,235	$32,640
Fund Expenses Reimbursed	$262,345	$260,627	$266,724	$261,215
Year ended December 31, 2010
Gross Advisory Fee	$30,922	$50,676	$48,308	$32,690
Advisory Fee Waiver	(10,951)	(24,978)	(18,942)	(9,999)
Net Advisory Fee Paid	$19,971	$25,698	$29,366	$22,691
Fund Expenses Reimbursed	$235,631	$225,602	$235,655	$238,354

ASSET ALLOCATION AGREEMENT

Pursuant to the terms of the Asset Allocation Agreement between Morningstar Associates and the Adviser, Morningstar Associates, subject to the supervisions of the Board of Trustees of the Trust and the Adviser, is responsible for certain portfolio construction services for the Funds.

Pursuant to the Asset Allocation Agreement Morningstar Associates has contracted to have supervisory responsibility for: (i) the implementation of the asset allocation strategy of each Fund, (ii) the amount of assets allocated to each Sleeve Subadviser and/or the Adviser, (iii) the evaluation, selection and recommendation to the Adviser and the Board of Trustees of hiring, termination and replacement of Sleeve Subadvisers to manage the assets of each Fund, and (iv) overseeing and monitoring the ongoing performance of Sleeve Subadvisers of each Fund, including their compliance with the investment objectives, policies and restrictions of the relevant Fund. For its services under the Asset Allocation Agreement, Morningstar Associates receives from the Adviser a fee based on a percentage of the applicable Fund’s average daily net assets from the Adviser’s advisory fee (the “Lead Subadvisory fee”) at an annual rate as follows:

Fund	Annual Rate of Lead Subadvisory Fee
Growth	0.15%
Growth and Income	0.15%
Balanced	0.15%
Income	0.15%

The Lead Subadvisory fee is accrued daily and paid monthly. Morningstar Associates, at its discretion, may voluntarily waive all or a portion of its Lead Subadvisory fee.

Under the Asset Allocation Agreement, any liability of Morningstar Associates to the Funds and/or its shareholders is limited to situations involving Morningstar Associates’ breach of fiduciary duty under the 1940 Act and other applicable laws and regulations with respect to receipt of compensation for its services or its willful misfeasance,

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bad faith or gross negligence or the reckless disregard of its obligations or duties.

The Asset Allocation Agreement may be terminated with respect to a Fund at any time on 60 days written notice by Morningstar Associates, the Adviser, by the Board of Trustees of the Trust on behalf of the relevant Fund or by a vote of a majority of the outstanding voting securities of such Fund. The Management Contract will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

SUBADVISORY CONTRACTS

Pursuant to Subadvisory Contracts, the Sleeve Subadvisers manage the Funds’ portfolios of securities and make decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Funds, the Adviser, and Morningstar Associates.

The Subadvisory Contracts are terminable without penalty by the Fund on sixty days’ written notice when authorized either by majority vote of the Fund’s outstanding voting shares or by a vote of a majority of its Disinterested Trustees, or by the Sleeve Subadviser on sixty days written notice, and will automatically terminate in the event of their assignment. The Subadvisory Contracts provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sleeve Subadviser, or of reckless disregard of its obligations or duties thereunder, the Sleeve Subadviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

For their services under their respective Subadvisory Contracts, each Sleeve Subadviser receives from the Adviser a fee based on a percentage of the applicable sleeve’s average daily net assets from the Adviser’s advisory fee (the “Subadvisory fees”).

The Subadvisory fees are accrued daily and paid monthly. Each Sleeve Subadviser, at its discretion, may voluntarily waive all or a portion of its respective Subadvisory fee.

Investment advisory fees and operating expenses which are attributable to each class of the Fund will be allocated daily to each class based on the relative values of net assets at the end of the day. Additional expenses for shareholder services and distribution services provided by participating organizations to Fund shareholders may be compensated by ALPS Distributors, Inc. from its own resources which includes the shareholder servicing fees and past profits, or by the Adviser and/or Sleeve Subadvisers from their own resources, which includes the advisory or subadvisory fees and administrative services fee. Expenses incurred in the distribution and the servicing of Institutional Class shares shall be paid by the Adviser. (See “Distribution and Shareholder Services” herein.)

DISTRIBUTOR

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Distributor”), serves as the principal underwriter of the Funds’ shares pursuant to a distribution contract with the Trust. The Distributor has no obligation to buy the Funds’ shares, and purchases the Funds’ shares only upon receipt of orders from authorized financial services firms or investors.

CUSTODIAN

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111 (“State Street”), serves as custodian of the Funds’ portfolio securities and cash, including the Funds’ foreign securities, and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Funds. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees at a foreign branch of a qualified U.S. bank, with an eligible foreign sub-custodian, or with an eligible foreign securities depository.

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Pursuant to rules or other exemptions under the 1940 Act, the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Funds’ “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Funds, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

TRANSFER AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, MA 02169 (the “Transfer Agent”), serves as the transfer agent and dividend disbursing agent for the Funds. The Transfer Agent provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account and monthly inactive zero balance account fees. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. Shareholder inquiries relating to a shareholder account should be directed in writing to Pax World, P.O. Box 55370, Boston, MA 02205-5370 or by telephoning ESG Managers (toll-free) at 888-374-8920, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Funds’ independent registered public accounting firm, and in that capacity audits the Funds’ annual financial statements.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

The Adviser or each of the Sleeve Subadvisers is responsible for decisions to buy and sell securities for each sleeve of each Fund for which they are responsible, the selection of brokers and dealers to effect such transactions and the negotiation of brokerage commissions relating to such transactions, if any. From time to time, the Adviser may select and place transactions (and negotiate rates) for a sleeve advised by a Sleeve Subadviser. Investment decisions for the Funds and for the other investment advisory clients of the Adviser and the Sleeve Subadvisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or the Sleeve Subadvisers. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Funds and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the relevant Fund and clients in a manner deemed fair and reasonable by the Adviser or the Sleeve Subadvisers. The Adviser and/or the Sleeve Subadvisers may aggregate orders for the Funds with simultaneous transactions entered into on behalf of their other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s or the Sleeve Subadvisers’ opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates. Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are

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generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation payable to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and United States Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

BROKERAGE SELECTION

The Adviser or each Sleeve Subadviser places orders for the purchase and sale of portfolio investments for their sleeve(s) with brokers or dealers selected by them in their discretion. In effecting purchases and sales of portfolio securities for each sleeve, the Adviser and each Sleeve Subadviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser or a Sleeve Subadviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Adviser or a Sleeve Subadviser may select a broker-dealer that sells Fund shares to effect transactions for a sleeve, neither the Adviser nor any Sleeve Subadviser will consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions. It should be noted that because each Sleeve Subadviser independently selects brokers to effect purchases and sales for the sleeves it manages, different Sleeve Subadvisers may buy and sell the same security at the same time using different brokers, thereby causing the Funds to pay higher commissions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and the Sleeve Subadvisers receive services from many broker-dealers with which the Adviser or the Sleeve Subadviser place the Funds’ portfolio transactions. These services include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser or the Sleeve Subadvisers in advising other clients (including the Funds). The advisory fees paid by the Funds are not reduced because the Adviser and the Sleeve Subadvisers receive such services even though the receipt of such services relieves the Adviser or the Sleeve Subadvisers from expenses they might otherwise bear.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) the Adviser or any Sleeve Subadviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in Section 28(e)) an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser or the Sleeve Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s or the Sleeve Subadviser’s overall responsibilities to the advisory accounts for which the Adviser or the Sleeve Subadviser exercise consistent discretion.

The Adviser or any Sleeve Subadviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Funds when, in the judgment of the Adviser or the Sleeve Subadviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to rules of the SEC, a broker-dealer that is an affiliate of a Fund may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

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BROKERAGE COMMISSIONS

The following table shows the amount of brokerage commissions paid by each Fund for the fiscal periods ended December 31, 2012, 2011 and 2010:

	ESG Managers Growth Portfolio	ESG Managers Growth and Income Portfolio	ESG Managers Balanced Portfolio	ESG Managers Income Portfolio
Year-end December 31, 2012	$4,071	$1,823	$2,044	$1,264
Year-end December 31, 2011	$1,612	$2,257	$2,040	$747
Year-end December 31, 2010	$2,919	$4,104	$3,233	$1,556

(1) During the period from Inception (January 4, 2010) to December 31, 2010.

As of December 31, 2012, the following Funds held securities of their “regular broker dealers” (as defined in the 1940 Act) or of the parents of those broker-dealers as indicated in the amounts shown below.

		Type of Security
Fund	Broker/Dealer	D=Debt; E=Equity	Amount
ESG Managers Growth Portfolio	JPMorgan Chase & Co.	E	$76,948
ESG Managers Growth Portfolio	State Street Corp.	E	$45,224

ESG Managers Growth and Income Portfolio	JPMorgan Chase & Co.	E	$46,828
ESG Managers Growth and Income Portfolio	JPMorgan Chase & Co.	D	$5,711
ESG Managers Growth and Income Portfolio	State Street Corp.	E	$27,595
ESG Managers Growth and Income Portfolio	State Street Corp.	D	$13,672

ESG Managers Balanced Portfolio	JPMorgan Chase & Co.	E	$57,592
ESG Managers Balanced Portfolio	JPMorgan Chase & Co.	D	$17,133
ESG Managers Balanced Portfolio	State Street Corp.	E	$33,941
ESG Managers Balanced Portfolio	State Street Corp.	D	$27,343

ESG Managers Income Portfolio	JPMorgan Chase & Co.	E	$13,367
ESG Managers Income Portfolio	JPMorgan Chase & Co.	D	$17,133
ESG Managers Income Portfolio	State Street Corp.	E	$7,522
ESG Managers Income Portfolio	State Street Corp.	D	$27,343

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CAPITAL STOCK AND OTHER SECURITIES

The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, which shares are currently divided into five classes: Class A, Class C, Individual Investor Class, Institutional Class and Class R shares. Except as noted below, each share of each Fund, regardless of class, has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions within such Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share except that: (i) each class of shares has different class designations; (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; (iii) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. In general, shares will be voted in the aggregate except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. The Funds’ shares do not have cumulative voting rights for the election of trustees. In the event of liquidation, each share of each Fund is entitled to its portion of all of such Fund’s assets after all debts and expenses of such Fund have been paid. There are no conversion, preemptive or other subscription rights in connection with any shares of any Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.

PRICING OF FUND SHARES

As described in the Prospectus under the heading “How Share Price is Determined,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectus further notes that the NAV of the Funds is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in a Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher distribution and/or service fees may be lower than NAV of the classes of shares with lower or no distribution and/or service fees as a result of the relative daily expense accruals that result from paying different distribution and/or service fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Funds’ classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board of Trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of the Funds’ portfolio securities and other assets (including any fair value pricing) and NAV of the Funds’ shares to the Adviser, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Adviser has, in turn, delegated various of these responsibilities to State Street, as the Funds’ custodian. As described in the Prospectus, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

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Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Fund securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

As described in the Prospectus, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the NYSE Close and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the NYSE Close. As a result, the Funds’ fair value pricing procedures require the Funds to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the Funds. Each of the Funds has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things, (a) derive at least ninety percent (90%) of its gross income for each taxable year from (i) interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least fifty percent (50%) of the market value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer

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to an amount not greater than five percent (5%) of the value of its total assets and an amount not greater than ten percent (10%) of the outstanding voting securities of such issuer, and (ii) not more than twenty-five percent (25%) of the value of its total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and (c) distribute with respect to each taxable year at least ninety percent (90%) of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the ninety percent (90%) gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, one hundred percent (100%) of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than ninety percent (90%) of its income from the qualifying income described in clause (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Funds intend to distribute at least annually to their shareholders all or substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction) and their net capital gain. Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates. In the case of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), a Fund is permitted to designate the retained amount as undistributed capital gains in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in

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the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of ninety-eight percent (98%) of its ordinary income for such year and ninety-eight and two-tenths of one percent (98.2%) of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of that year if the Fund so elects), plus any retained amount from the prior year, that Fund would be subject to a nondeductible four percent (4%) excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or December 31, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Funds will be treated as having distributed any amount for which they are subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the four percent (4%) excise tax, although there can be no assurance that they will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year.

If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Distributions. For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net long-term capital gains (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by that Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to shareholders as long-term capital gains includable in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryovers.

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Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to shareholders as ordinary income.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance.   For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” that is eligible for taxation at net capital gain rates, a Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares.

A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than sixty-one (61) days during the one hundred twenty-one (121) day period beginning on the date which is sixty (60) days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, ninety-one (91) days during the one hundred eighty-one (181) day period beginning ninety (90) days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. If the aggregate dividends received by a Fund during any taxable year are ninety-five percent (95%) or more of its gross income (excluding net long-term capital gains over net short-term capital losses), then one hundred percent (100%) of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate dividends received by a Fund during any taxable year are ninety-five percent (95%) or more of its gross income (excluding net long-term capital gains over net short-term capital losses), then one hundred percent (100%) of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the seventy percent (70%) dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than forty-six (46) days (ninety-one (91) days in the case of certain preferred stock) during the ninety-one (91) day period beginning on the date which is forty five (45) days before the date on which such share becomes ex-dividend with respect to such dividend (during the one hundred

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eighty-one (181) day period beginning ninety (90) days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions are taxable as described herein to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Distributions on a Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions economically may represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects unrealized gains, or realized but undistributed income or gains that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

Tax-Exempt Interest. Some of the Funds may invest in securities generating interest that is exempt from federal tax under the Code. At this time, the Funds do not expect to be eligible under applicable Code requirements to pay (or pass through) to shareholders exempt-interest dividends. Accordingly, any interest received by a Fund in respect of these securities will be taxable to Fund shareholders when distributed to them.

Certain Investments in REITs and Related Investments. Any investment by a Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Funds may also invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued, but which may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the Treasury regulations are expected to provide, that “excess inclusion income” of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

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In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax-Exempt Shareholders. Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (as described above). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance in respect of CRTs remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Original Issue Discount, Payment-in-Kind Securities, Market Discount and Acquisition Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, PIKs will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial

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or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities (including at times it may not be advantageous to do so). These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend or ordinary dividend, respectively, than they would in the absence of such transactions.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium.  Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond.  In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.  In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Investments in Other RICs. To the extent a Fund invests in shares of another mutual fund, ETF or another company that qualifies as a RIC (each, an “investment company”), it is possible that the Fund will be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.

If a Fund receives dividends from an investment company and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

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If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Derivative Transactions and Related Transactions. If a Fund engages in derivative transactions, including derivative transactions in options, futures contracts, forward contracts, and swap agreements, as well as any of its other hedging, short sale, securities loan or similar transactions, it may be subject to one or more special tax rules (including constructive sale, mark-to-market, straddle, wash sale, notional principal contract and short sale rules). The rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of Fund securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will monitor its transactions, and will determine whether to make certain applicable tax elections pertaining to such transactions in a manner consistent with the best interests of that Fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net-tax exempt income (if any), any distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions. Income received by a Fund (or RICs in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. Shareholders of the majority of the Funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. However, if a Fund holds more than 50% in foreign securities, it may (but is not required to) elect to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by such Fund to foreign countries in respect of foreign securities such Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

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Passive Foreign Investment Companies. Equity investments by a Fund in certain PFICs, if any, could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders.

However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC ‘s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid fund-level taxation. Making either of these elections may therefore require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may also accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

For U.S. federal income tax purposes, a PFIC is any foreign corporation: (i) seventy-five percent (75%) or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least fifty percent (50%). Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose is further defined as any income to be considered foreign personal holding company income as defined in Code Section 954(c). Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Backup Withholding. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is twenty-eight percent (28%).

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Sale, Redemption or Exchange of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than twelve (12) months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six (6) months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased within thirty (30) days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed sold or exchanged. See the Fund’s Prospectus for more information.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognized a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate

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shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Non-U.S. Shareholders. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax.

For distributions with respect to taxable years of a Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“short-term capital gain dividends”). This exception to withholding for interest-related dividends does not apply to distributions to a foreign person (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a ten percent (10%) shareholder of the issuer, (C) that is within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of “U.S. real property interests” (“USRPIs”), as described below. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons. The Fund is permitted to report such part of its dividends as interest related and/or short-term capital gains dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of such an extension would be.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

In order to qualify for any exemptions from withholding described above or for lower withholding rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares in a Fund held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should consult their intermediaries regarding the application of these rules to their accounts.

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A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules apply to distributions to certain foreign persons from a RIC that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest (other than solely as a creditor) in a USRPHC or former USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other trade or business assets.

The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of the special exceptions, and thus do not expect these special tax rules to apply.

Foreign persons should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, regarding the potential effect of these special rules on their investments in the Funds.

If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors

Other Reporting and Withholding Requirements.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA.  If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares.  If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as January 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Information set forth in the Prospectus and this Statement of Additional Information which relates to U.S. federal taxation is only a summary of some of the important U.S. federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the U.S. federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information, such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

* * * * *

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DISTRIBUTION AND SHAREHOLDER SERVICES

As stated in the Prospectus under the caption “Distribution Arrangements,” shares of the Funds are continuously offered through participating brokers that have dealer agreements with the Funds, or that have agreed to act as introducing brokers. Each Fund maintains a distribution plan (individually a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act pursuant to which Funds incur the expenses of distributing their shares. Such expenses include (but are not limited to) advertising, compensation to and expenses (including overhead and telephone expenses) of underwriters, dealers and sales personnel who engage in the sale of shares of the Funds, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors total distribution fees of up to twenty five hundredths of one percent (0.25%) or seventy five hundredths of one percent (0.75%) per annum of its average daily net assets with respect to the Fund’s Class A or Class C shares, respectively. Each Plan is a compensation-type plan under which the Distributor may retain amounts in excess of its expenses in distributing shares of the Funds. Amounts paid by the Funds under the Plans for advertising, printing, postage and sales-related expenses (travel, telephone and sales literature) for the fiscal year ended December 31, 2012 are set forth below:

	Growth Portfolio	Growth and Income Portfolio	Balanced Portfolio	Income Portfolio
Advertising	$31,035	$27,608	$34,404	$19,701
Printing	$3,665	$2,958	$4,042	$1,922
Postage	$99	$85	$104	$59
Sales	$51,113	$35,836	$35,416	$17,596

Financial firms that receive distribution and/or service fees may, in certain circumstances, pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Adviser and its affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of the Funds and for other services such as, without limitation, granting the Adviser access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings. The Adviser and its affiliates typically make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds.

The additional payments described above are made from the Adviser’s own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made, at the discretion of the Adviser to some of the firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any future year will vary. In some cases, in addition to payments described above, the Adviser will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Shareholders should consult their financial advisors and review carefully any disclosure by the financial firms as to compensation received by their financial advisors. As of the date of this Statement of Additional Information, the Adviser has arrangements with Ameriprise Financial, Inc. and Raymond James, Inc. for the additional payments described above for distribution services and/or educational support.

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The Adviser expects that firms may be added to this list from time to time. Representatives of the Adviser visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Funds will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

Pursuant to the terms of each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of the Funds. Each report will include an itemization of the distribution expenses incurred by each Fund and the purpose of each expenditure.

Each Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the trustees who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of such Plan or in any agreement related to such Plan (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose. Each Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of stock of such Fund on not more than sixty (60) days, nor less than thirty (30) days, written notice to any other party to such Plan. None of the Funds’ Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class of stock of such Fund, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. None of the Funds will be obligated to pay expenses incurred under such Fund’s Plan if it is terminated or not continued.

Pursuant to the terms of each Plan, the Funds have entered into a distribution agreement (the “Distribution Agreement”) with the Distributor. Under the Distribution Agreement, the Distributor serves as distributor of the Funds’ shares, and for nominal consideration and as agent for the Funds, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal. The Distribution Agreement will continue for an initial two-year term and will continue in effect thereafter from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement may be terminated at any time, without penalty, by a vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund on sixty (60) days written notice to the Distributor or by the Distributor on sixty (60) days written notice to such Fund.

The Funds have also adopted by vote of the Board of Trustees a Class C shareholder services plan (the “Services Plan”) at an in-person meeting of the Board of Trustees, including a majority of the Rule 12b-1 Trustees, which votes were cast in person at a meeting called for the purpose of voting on such plan. The Services Plan provides that Class C shareholders of the Funds may pay up to twenty-five one hundredths of one percent (0.25%) per annum of Class C average daily net assets with respect to Class C shares to intermediaries that provide shareholder services to Class C shareholders. Such services may include record keeping, account maintenance, response to shareholder queries regarding account balances and other services agreed upon from time to time.

Sales Charges

Moving between share classes

Requests to “move” an investment between share classes (within the same Fund or between different Funds) generally will be processed as an exchange of the shares currently held for shares in the new class or Fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A shares — If a shareholder exchanges Class C shares for Class A shares, the shareholder is still responsible for paying any applicable Class C contingent deferred sales charges and/or Class A sales charges.

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Moving between other share classes — To move an investment between share classes when the particular scenario is not described in this statement of additional information, please contact the Funds for more information.

Class A Purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Adviser, or by his or her designee, Class A shares of the Funds may be sold at net asset value to:

(1)                                 current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the Funds managed by the Adviser, current or retired employees of the Adviser and the Sleeve Subadvisers, certain family members of the above persons, and trusts or plans primarily for such persons;

(2)                                 currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3)                                 currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(4)                                 companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

(5)                                 insurance company separate accounts;

(6)                                 accounts managed by subsidiaries of the Adviser or a Sleeve Subadviser;

(7)                                 The Adviser, the Sleeve Subadvisers and their affiliated companies;

(8)                                 an individual or entity with a substantial business relationship with the Adviser or a Sleeve Subadviser or its affiliates, or an individual or entity related or relating to such individual or entity;

(9)                                 wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of the Adviser or a Sleeve Subadviser and

(10)                          full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

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•                                          redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

•                                          required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

•                                         death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Funds’ IRA rollover policy as described in the Prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by a Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

Sales Charge Reductions and Waivers

Reducing your Class A sales charge

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the Funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be

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credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the Prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

•                                          individual-type employee benefit plans, such as an IRA, single-participant Keogh type plan, or a participant account of a 403(b) plan that is treated as an individual type plan for sales charge purposes;

•                                          SEP plans and SIMPLE IRA plans;

•                                          business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•                                          trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Funds to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts); or

•                                          endowments or foundations established and controlled by you or your immediate family.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•                                          for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•                                          made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•                                          for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

•                                          for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

•                                          for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes, or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the Prospectus, you may reduce your Class A sales charge by combining

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purchases of all classes of shares in the Funds.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the Funds to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

You may not purchase Class C shares if your combined holdings in the Funds cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the Funds.

Right of reinvestment — As described in the Prospectus, certain transactions may be eligible for investment without a sales charge pursuant to the Funds’ right of reinvestment policy. Recent legislation suspended required minimum distributions from individual retirement accounts and employer-sponsored retirement plan accounts for the 2009 tax year. Given this suspension, proceeds from an automatic withdrawal plan to satisfy a required minimum distribution may be invested without a sales charge for the 2009 tax year, or any subsequent period, to the extent such legislation is extended. This policy is subject to any restrictions regarding the investment of proceeds from a required minimum distribution that may be established by the transfer agent.

CDSC waivers for Class A and C shares

As noted in the Prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•                                          Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•                                          Redemptions through a systematic withdrawal plan (“SWP”). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means:

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•                                          in the case of Class A shares, your investment in Class A shares of all the Funds; and

•                                          in the case of Class C shares, your investment in Class C shares of the particular Fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the Prospectus.

Registration Statement

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended December 31, 2012 and the report thereon of Ernst & Young LLP are incorporated herein by reference to the Funds’ annual report. The financial statements and financial highlights audited by Ernst & Young LLP for the year ended December 31, 2012 incorporated by reference into the Prospectus and this SAI have been so incorporated in reliance upon such report given on its authority as an expert in accounting and auditing. Copies of the annual report are available upon request by writing to Pax World at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801, telephoning Pax World (toll-free) at 800- 767-1729, visiting Pax World’s web site at www.esgmanagers.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

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APPENDIX A

Pax World Management, LLC Proxy Voting Guidelines

ESG Principles and Proxy Voting

The corporation is a legal device that allows people to contribute knowledge, capital, and labor to create value. As such, it requires the cooperation of many people, most of them strangers to each other, in order to work toward the common goal of adding value. That cooperation is defined by corporate governance: the rules and charter by which corporations are owned, managed, and overseen by shareowners, management, and directors, respectively.

Pax World believes that well-governed companies are attentive not only to the financial interests of their investors, but also to the environmental, social and governance (ESG) concerns that affect shareowners and stakeholders. These companies openly engage with their stakeholders and consider the long-term implications of their actions with a focus on creating durable, sustainable value.

Just as our ESG criteria helps us identify well-managed companies, shareowner activism helps us continually improve the financial, environmental, social and corporate governance performance of the companies we invest in. One of the ways that we engage with companies is through proxy voting. Pax World seeks to vote proxies in a way that is consistent with our ESG criteria, which we apply to all companies, and the ESG principles and criteria outlined in this document.

Our governance criteria are based on seven principles- loyalty, accountability, transparency, equity, receptiveness, durability, and sustainability- which are explained in further detail in this document.

Pax World acknowledges that the environmental and social challenges companies face generally reflect sector and industry-specific issues; in some cases these challenges may even be company-specific. For these reasons, we address environmental and social matters in this document from a principles approach, as it is impossible to address every specific environmental and social issue that may arise. However, we generally believe that full disclosure of environmental and social policies, programs, and performance are characteristics and enablers of sustainable management, and will, in general, support all efforts for increased ESG disclosure, except where the intent of a specific proposal is clearly counter to the advancement of sustainable management.

Our goal in shareowner engagement and proxy voting is to promote the long-term, sustainable growth of our investments by encouraging sound and sustainable governance of corporations.

Global Best Practices and International Proxy Voting

Pax World invests in companies in a variety of countries and markets, voting proxies around the globe each year. Every market has unique rules, reporting requirements, and ESG practices and standards. Pax World strives to stay abreast of new and emerging issues in these markets, and how they relate to global best practices for ESG issues. Pax World seeks to vote all proxies in accordance with these ESG principles, but will also consider specific environmental, social, and governance practices and disclosure standards in each market.

Where we see room for improvement in a specific market we seek to work with other institutional shareowners to encourage reform or improvement. Pax World may also engage specific issuers, industries, or international market regulators, when appropriate, to inform them of global best practices and to outline how they may improve ESG performance or disclosure.

Governance

As investors, we want the companies we invest in to prosper. We invest in them precisely because we believe that they offer the best opportunities to create long-term, sustainable value for our shareowners. In order to create that value, we believe that companies must be managed according to seven principles of sustainable governance: loyalty, accountability, transparency, equity, receptiveness, durability, and sustainability. These principles are reflected throughout our Proxy Voting Guidelines and are used as a guide to voting when new issues emerge.

These principles are interrelated and interdependent. For example, the duty of loyalty can be compromised if there is not equity among shareowners; accountability demands transparency; durable value cannot be created without fidelity to the principle of sustainability. But we believe that these principles also have important unique characteristics, despite their interrelatedness.

Loyalty. The primary duty of the board of directors is to oversee management on behalf of, and in the interest of, shareowners. No modern publicly-traded corporation can possibly be run on a day to day basis by a consensus of its owners, the shareowners. Shareowners elect directors to guide and monitor the company’s management, to assure that the company is being managed in such a way as to safeguard the interests and assets of its owners, rather than in the managers’ own interest. This is the duty of loyalty.

Accountability. Accountability is central to the effective functioning of a governance structure. At well-governed companies, the board is accountable to shareowners for its stewardship and oversight of management. Management is accountable to directors and shareowners. Each of these parties has some accountability to the company’s internal and external stakeholders. We believe that full accountability is necessary for the creation of sustainable value. Accountability should be built into the major governing structures of all corporations and their boards.

Transparency. There can be no accountability without transparency. Shareowner trust in directors and managers must be built on a foundation of information. To be transparent, corporate disclosures must also be understandable: as free as possible of jargon and technical language that often serves to intimidate and obscure, rather than illuminate.

Equity. Accountability depends on the ability of shareowners to express their views, at a minimum through the proxy vote. Unequal voting rights, such as dual share classes or voting right ceilings, create a condition in which management is able to concentrate voting rights in its own hands. Since the proxy, and the shareowner vote, is the primary mechanism to enforce accountability, the existence of unequal voting rights runs counter to the principle of accountable corporate governance.

Receptiveness. Managers will always know more about the enterprises they manage than the shareowners, and it is impractical to think that shareowner activism can be a substitute for managerial judgment and acumen, or the directors’ oversight and counsel. However, it is also important for corporations to be able to hear the concerns of their shareowners, for no management team or board of directors can anticipate every issue or create perfect strategy, all the time. For the directors to exercise loyalty and the management accountability there must be reasonable provisions for shareowners to express their views and preferences with directors, at a minimum, and preferably with management as well. Similarly, the board should be responsive to shareowner sentiment and take action when shareowner proposals receive significant support from shareowners.

Durability. Pax World is a long-term investor. While some new information can and should make a difference over very small timeframes, we believe many determinants of value—intelligent strategy and sustainable management—are generally long-term in nature and do not shift as frequently or as much as do security prices. This is not a new idea: a quarter-century ago, Robert Shiller showed that stock prices were far more volatile than any tangible measure of corporate value, such as discounted cash flows. In our view, much of the activity in stock markets puts far too much emphasis on short-term information and too little on more durable measures.

Sustainability. Sustainability is the best foundation on which to build long-term financial value. While there have been enormous profits made in the short run by consciously unsustainable practices, we believe that corporations’ ability to hide unsustainable operations, or to persist in pursuing them for years, is increasingly limited by the global spread of watchdogs with more sophisticated communications and information technology. The gap between unsustainable exploitation and possible reputational damage is shrinking.

Reputation is important to corporations, and therefore to their investors. But it is by no means the only reason for our emphasis on sustainability. In 1986, when the population of the Earth first exceeded 5 billion people, we began to outstrip the long-term carrying capacity of the planet, and we have been drawing down the Earth’s endowment of resources ever since. We no longer have the luxury of worrying about sustainability on some undefined tomorrow.

We face a sustainability crisis today, and through these Proxy Voting Guidelines Pax World hopes to make a positive contribution toward stemming and ultimately reversing that crisis.

These principles are reflected throughout our Proxy Voting Guidelines and are used as a guide to voting when new issues emerge.

Director Elections

Directors are stewards of shareowner interests. An effective board is independent in letter and action, elected annually, diverse, attentive and accountable. Though national and state standards of governance may vary, these principles of directorships are constant.

Pax World will generally withhold from or vote against slates of director nominees in the following situations:

•                  When there are no women on the board of directors, in countries where the average percentage of women on boards of directors of publicly traded companies is generally less than 5 percent. In countries where the percentage of women on boards of directors is more than 5 percent, Pax World will withhold from or vote against slates of director nominees when there are less than two women on boards of directors.

•                  When there are no minorities on the board of directors. In cases where we are unable to determine the racial or gender make-up of the board of directors, Pax World will assume that the board is lacking this diversity and will vote accordingly.

•                  When the board is elected in staggered classes and has not disclosed plans to declassify the board.

•                  When there are significant takeover defenses in place that we believe prevent minority shareowners from having a significant voice in a company’s governance practices.

•                  When the company has implemented what we believe are significant changes without shareowner approval. Examples of significant changes may include, but are not limited to, reincorporation, options repricing, or the adoption of a poison pill.

•                  When a resolution receives majority support from shareowners and the board fails to take steps to implement the provisions of the resolution.

•                  When the board is not majority independent or does not meet market standards of independence, whichever is greater.

•                  When major governance failures or acts of fraud have occurred that we believe have not been sufficiently addressed by the company.

•                  When the company has not disclosed the identities of director nominees to all shareowners.

Pax World will generally withhold from or vote against certain board committee members in the following situations:

•                  From audit committee members when the company has not sought ratification of auditors by shareowners.

•                  From audit committee members when the company is not in compliance with financial reporting standards such as Sarbanes-Oxley Act Section 404.

•                  From the audit committee when the company has indemnified its auditors from liability.

•                  From compensation committee members when we believe compensation is not effectively linked to performance, when it does not include both upside and downside risk, when it includes tax gross-ups as a perquisite, when the total amount of perquisites not linked to performance is high compared with peers, when different peer groups are used to benchmark performance and compensation, or when the compensation committee changes performance hurdles for performance-based compensation, except in extraordinary circumstances.

•                  From the compensation committee when we determine that there is inadequate disclosure related to the use of compensation consultants, including fees paid to compensation consultants.

Pax World will generally withhold from or vote against individual nominees in the following situations:

•                  From a director and nominating committee chair when the director is employed full-time and serves on three or more public or private company boards.

•                  From a director that has failed to attend at least 75% of board meetings in the last year.

•                  From the CEO and nominating committee chair when the positions of CEO and Chair are held by the same person and a lead independent director has not been appointed.

•                  From any director that we believe has a conflict of interest, is engaged in interlocking directorships, or related party transactions.

•                  From the nominating committee chair when the audit, compensation and nominating committees are not comprised entirely of independent directors.

•                  From the board Chair or controlling shareowner when there are unequal voting rights in place or a controlling shareowner.

•                  From problem directors, such as those that have been at other corporations where we believe there have been significant financial or governance failures.

Compensation

Compensation should be designed to create an incentive for long-term performance and to align the interests of executives and employees with the interests of shareowners. Compensation practices should be evaluated not only on the quantity of awards or potential awards, but also on the quality of the compensation and related disclosure. Compensation and performance metrics should be disclosed in plain English with a level of specificity that clearly outlines the purpose of compensation and how the compensation components are aligned with that purpose. In addition, compensation practices should instill accountability through an advisory vote on compensation, clawback provisions in the event of restatements or other instances of fraud or malfeasance, and shareowner approval of all employment contracts. To ensure that compensation is fair and reasonable, we believe that performance hurdles should be indexed to peers or industry performance, that compensation plans should prohibit repricing (except in extenuating circumstances) and that CEOs should be prohibited from engaging in hedging.

Executive Compensation

Executive compensation should attract well-qualified executives; create an incentive for them to perform well and in shareholders best interest and reward good performance.

Fair. Compensation should reflect performance both on the upside and the downside; it should be in line with compensation at peer companies (indexed to peer or industry performance) and should be reasonable when compared to other employees at the company.

Performance-Based. Compensation should be linked to performance in such a way that it creates incentives for executives to perform well in the long term. It should also include down-side risk and should not allow hedging or other practices that remove the link between performance and compensation.

Long-Term. Compensation should be designed to drive long-term, durable performance and should, therefore, be linked to performance metrics (financial, environmental, social, or governance related) that are aimed at long-term performance

Transparent. Executive compensation should be straightforward and clear. For US companies, it should be written in plain English, as the SEC has repeatedly emphasized.

Pax World will generally vote against executive compensation packages that meet a significant number of the following criteria:

•                  Include the use of tax gross-ups

•                  Include what we believe are a significant numbers of perquisites unless they are considered to be in the best interest of shareowners (such as security plans).

•                  Include stock option awards to executives that we believe are excessive relative to other types of compensation and compared with peers, especially when the executives to whom the options would be awarded already own large numbers of shares (in which case further awards would have limited impact on executive incentives)

•                  Include stock awards that vest based solely on tenure rather than performance

•                  Include compensation based on the performance of a defined benefit pension plan

•                  Include retirement plans that are not available to all employees

•                  Include significant factors that are not linked to performance. Examples may include, but are not limited to, Golden Parachutes, Golden Hellos, and Golden Coffins.

Pax World will generally vote in favor of proposals that we believe promote accountability in compensation practices, such as proposals for the adoption of an advisory vote on executive compensation. Pax World will generally vote in favor of proposals that we believe are consistent with the principles of executive compensation outlined above.

Director Compensation

Pax World concurs with the Council of Institutional Investors that director compensation is intended to attract and retain highly qualified directors, and to align their interests with those of shareowners. Director compensation should be designed to uphold the following principles:

Talent. Director compensation should help attract and retain qualified individuals to serve as directors.

Shareowner Stewardship. Directors are stewards of shareowner interests. For this reason, director compensation plans should align the interests of directors and shareowners.

We believe that an effective director compensation plan should include equity grants that vest immediately, require that directors hold a minimum amount of shares and should exclude stock options and other performance-based components and perquisites.

•                  Pax World will generally vote on director compensation plans in accordance with these principles.

Omnibus Compensation Plans

Pax World believes that compensation plans can be an effective way to create incentives for improved performance throughout the organization. They can also help attract and retain talented employees. Omnibus compensation plans should be designed compensate a broad base of employees and align their interests with those of shareowners. Plans should be renewed in a timely manner and companies should provide detailed information about the specifics of the plan.

•                  Pax World will generally vote against compensation plans when the company’s overall dilution, including dilution associated with the proposed plan, exceeds 10% and the company’s burn rate exceeds 2%.

•                  Pax World will generally vote against compensation plans that allow reloading of stock options.

•                  Pax World will generally vote against plans that allow repricing of stock options. Pax World may support stock option repricing if the company indexes options to peers and we determine that the company’s performance is tied to general market or industry trends.

•                  Omnibus Plan Renewals: Pax World will vote omnibus compensation plan renewals case-by-case taking into consideration the timeliness of the renewal and the level of detail provided by the company about the plan.

•                  Employee Stock Purchase Plans: Pax World will generally vote in favor of employee stock purchase plans when the discount price associated with the plan is 85% or higher and the purchase window is reasonable.

Compensation Consultants

Pax World acknowledges that the use of compensation consultants by compensation committees is common. Pax World believes that companies that use compensation consultants should disclose information about the fees paid to compensation consultants so that investors can determine if a potential conflict of interest exists. Since shareowners generally do not have the option to vote on the use of compensation consultants, or the compensation consultants themselves, issues related to compensation consultants are generally addressed through compensation committee director elections. See director elections for information about how Pax World generally votes on matters related to compensation consultants.

Shareowner Rights

Shareowners have a vested interest in the direction of the companies they own, an interest that directors are obliged to protect. Because of this relationship, shareowners should have access to directors through channels that are independent of management. Shareowner access to directors and the proxy provides a system of accountability between the executives, directors and shareowners.

•                  Nominate Director Candidates: Pax World will generally vote in favor of proposals that make it easier for shareowners to nominate directors candidates. Pax World will generally vote against proposals that make it more difficult for shareowners to nominate director candidates.

•                  Written Consent: Pax World will generally vote in favor of proposals that decrease or remove restrictions on the ability of shareowners to act by written consent. Pax World will generally vote against proposals that seek to limit shareowner ability to act by written consent.

•                  Special Meetings: Pax World will generally vote in favor of proposals that decrease or remove restrictions on shareowner ability to call special meetings. Pax World will generally vote against proposals to restrict shareowner ability to call special meetings.

•                  Supermajority Voting: Pax World will generally vote in favor of proposals to lower requirements for supermajority voting. Pax World will generally vote against proposals to adopt or raise supermajority voting requirements.

•                  Cumulative Voting: Pax World will generally vote in favor of proposals to adopt cumulative voting and against proposals to eliminate cumulative voting.

•                  Reincorporation: Pax World will generally vote in favor of management proposals that require a company to reincorporate in a state with stronger protections of shareowner rights. Pax World will vote shareowner proposals requiring reincorporation on a case-by-case basis.

Capital Structure

Pax World believes that companies should have the ability to raise capital or alter the capital structure of the company, within reasonable limits, to enable it to operate effectively and efficiently while not harming or diluting shareowner value.

•                  Pax World will generally vote in favor of proposals that seek to increase share capital up to 20% when all shareowners are entitled to participate equally. Pax World will generally vote in favor of proposals that seek to increase the share capital up to 5% when all shareowners are not entitled to participate equally.

•                  Pax World will generally vote in favor of share buybacks unless there are indications that the buyback is not in the best interest of shareowners.

Board Structure & Procedures

•                  Board Size: Pax World believes that boards of directors should be large enough to include diverse ideas and perspectives and to manage the workload of the board of directors, but not too large so as inhibit effective decision making. Pax World will generally vote in favor of proposals that seek to set the board size between six and 15 members.

•                  Board Structure: Pax World prefers directors to be elected annually and boards that are comprised by a majority of independent directors. For these reasons, Pax World will generally vote in favor of proposals that seek the declassification of boards and the elimination of a two-tiered board structure. Accordingly, Pax World will generally vote against proposals to adopt staggered director elections or a two-tiered structure.

•                  Independent Chair: Pax World will generally vote in favor of proposals that would require that the board include an independent Board Chair. Pax World will generally abstain from proposals that would require that the board include a lead independent director as we believe that a lead independent director is a less effective means to increase board independence than an independent chair.

•                  Ratification of Board Acts, Director Liability and Indemnification: Pax World will generally vote against proposals that could limit directors’ liability for unspecified acts. Pax will vote on a case-by-case basis for proposals to limit directors’ liabilities in specific circumstances.

•                  Diversity: Pax World will generally vote in favor of proposals that would require the board to consider women and minority candidates in every director search.

•                  Director Terms: Pax World will generally vote against proposals that seek to limit the tenure of independent directors.

Operational Matters

Shareowner meetings represent a formal engagement between companies and their owners, the shareowners. As part of this process, shareowner approval may be sought on certain routine or operational items. In general, shareowners should be provided adequate time and materials to consider agenda items. Shareowners should have reasonable access to the board in general and at shareowner meetings. Shareowners should be provided information to evaluate the independence of key support services, such as auditors and compensation consulting services. In addition, operational and routine matters should provide a system of checks and balances between management, shareowners, and the board.

•                  Adjourn meeting: Pax World will generally vote in favor of proposals to adjourn meetings, but will generally vote case-by-case to adjourn the meeting in proxy contests.

•                  Transact Other Business: Pax World will generally vote against proposals to transact other business that may come before the meeting, expect in instances where adequate disclosure has been provided to effectively evaluate what this business may entail.

•                  Meeting Formalities: Pax World will generally vote in favor of proposals to carry out meeting formalities.

•                  Alter Meeting Date, Time or Location: Pax World will generally vote proposals to alter meeting date, time or location on a case-by-case basis.

•                  Auditor Ratification & Audit Fees: In evaluating auditor ratification and audit fees, Pax World will consider auditor independence. Pax World will generally vote in favor of proposals to ratify auditors or audit fees unless the auditor is not independent or has an agreement with the company that calls into question the auditor’s independence, has rendered an inaccurate opinion regarding the company’s financial reports or position, or received non-audit related fees that comprise more than 25% of total fees received from the company.

•                  Auditor Indemnification or Limitation of Liability: Auditors should be independent of the company and accountable to both the company and its shareowners. Pax World will generally vote against proposals that seek to limit liabilities for or indemnify auditors.

•                  Statutory Auditors: Though Pax World prefers that auditors are independent, we recognize that in certain markets it is customary to have inside auditors. Pax World will vote on statutory auditor matters on a case-by-case basis.

Takeover Defenses

Pax World believes the takeover defenses can prevent management from exploring opportunities that may be in the company’s and shareowners’ best interest. Proposals related to takeover defenses should always be put forth for shareowner consideration.

•                  Pax World will generally vote against takeover defense plans, except in situations where we determine that a particular takeover defense is in the best interest of shareowners.

Mergers & Acquisitions

Pax World acknowledges the complex and varied nature of mergers and acquisitions. In evaluating mergers and acquisitions, members of the Sustainability Research and Portfolio Management Departments work in partnership to evaluate the potential financial and ESG strengths and weaknesses of a particular transaction. Pax World generally considers a number of criteria in evaluating the ESG impact of merger and acquisition events including, but not limited to, environment, climate change, community, diversity, gender empowerment, human rights, indigenous peoples’ welfare, labor relations, product safety and integrity, workplace health and safety, and corporate governance. In addition, Pax World may also consider factors such as the industry and geography.

•                  Pax World will vote mergers and acquisitions on a case-by-case basis.

Political Contributions & Lobbying Expenditures

Though Pax World prefers that companies not engage in political activities, we acknowledge that companies do make political contributions and engage in lobbying.

•                  Pax World will generally vote in favor of proposals that would result in increased transparency around political activities and contributions.

Environmental Matters

Every company has some impact on the environment. Environmental impacts can include consumption of resources, including energy; creation and disposition of waste products (including discharges to all media: air, water, and soil); and impacts on biodiversity and habitat. We believe that good stewards of these environmental impacts pay attention to the entire lifecycle of the product in question; disclose policies and performance in enough detail to understand specific areas of risk and opportunity; and are mindful of emerging environmental issues both in their own operations and throughout their supply chains.

Pax World will generally vote in favor of resolutions that ask companies to undertake initiatives to track, report on, and manage the environmental impacts of their business, including significant upstream and downstream impacts. The landscape of corporate environmental impact shifts frequently, and we do not believe it is useful to attempt to enumerate our policy on each issue. The list below includes some of the major environmental issues that have often appeared on corporate proxies.

Climate Change. Pax believes that well-managed companies are transparent about their own contributions to climate change and report on their own mitigation and adaptation efforts.   The majority of the world’s remaining reserves of fossil fuels cannot be burned before 2050 without committing the world to more than two degrees additional warming.  This concept is termed “unburnable carbon.”  We believe that every company has a role to play in reducing the use of fossil fuels, but that companies in the business of producing these fuels have particular obligations to report on the risks of unburnable carbon.

•                  Pax World will generally vote in favor of proposals that request that companies disclose their potential risks from climate change, or that request disclosure or development of policies or programs to mitigate their climate change risk and impact.

•                  For fossil fuel companies, Pax World will generally vote against or withhold votes from the chair of the risk committee or governance committee if the company does not address at least the physical risks to the company of climate change in its financial reporting, and at best the risks to its business model of unburnable carbon.  If the company does not have a risk or governance committee, Pax will generally vote against or withhold votes from the board chair.

Water. Pax World believes that companies are vulnerable to the risks associated with increasing challenges related to water access, extreme weather and sea-level rise.

•                  Pax World will generally vote in favor of proposals that request that companies acknowledge and report on their water-related risk, or that request disclosure or development of policies and programs to mitigate those risks.

Commitment & Transparency. Pax World believes that companies that disclose their environmental policies, programs and performance are better managed and less likely to experience problems with environmental compliance or suffer reputational damage as a result of environmental mismanagement. Companies may communicate their environmental policies and commitments through sustainability, GRI reporting, issue-based environmental reporting such as the Carbon Disclosure Project, or as members in industry-specific initiatives such as the Equator Principles and Responsible Care.

•                  Pax World will generally vote in favor of proposals that request that companies adopt policies regarding their environmental commitments and practices and those that request that companies increase reporting of environmental matters.

Social Matters

Pax World believes that well-managed companies are attentive to social impacts, and take appropriate steps to measure, manage, and disclose policies, programs, and performance with respect to social impacts. Pax World will generally support proposals that request that companies undertake reasonable efforts to measure, manage, and report on their social impacts, including impacts throughout their supply chains. Corporations have a variety of impacts on society including, but not limited to, the following categories:

Diversity. Companies that have strong diversity policies and programs and those that disclose the performance and success of those programs are, we believe, less vulnerable to disruptions as a result of workplace strife, exceptional turnover, costly lawsuits and reputational damage.

•                  Pax World will generally vote in favor of proposals that request disclosure of a company’s workforce diversity data and those that request that companies expand their equal employment opportunity statement to include sexual orientation or gender identity.

Gender Empowerment. Pax World believes that companies that take affirmative steps to attract, retain and promote women and to advance gender equity and women’s empowerment in the workplace and beyond are better-managed companies.

•                  Pax World will generally vote in favor of proposals that request the adoption of committee charter language that would require the company to consider female and/or minority candidates in every director search and those that seek increased disclosure of policies and program aimed at promoting gender equity and empowerment.

Human Rights. Pax believes it is the responsibility of businesses to protect and uphold human rights in their own operations and throughout their supply chain. It is also critical for companies to manage human rights as failing to do so can result in costly legal and reputational risk.

•                  Repressive Regimes: Pax World will generally vote in favor of proposals that request that companies adopt policies regarding, or increase reporting around any involvement with, repressive regimes or conflict zones.

•                  Human Trafficking: Pax will generally vote in favor of proposals that request that companies adopt policies to prohibit human (labor and sex) trafficking or programs to educate employees and consumers about related risks.

•                  Negative Images & Stereotyping: Pax will generally vote in favor of proposals that request that companies develop policies governing the use of images of indigenous peoples, women or other identifiable groups in their advertising, brand, or mascots.

Indigenous Peoples’ Welfare. Pax World believes a company’s effectiveness in managing indigenous relations is an indicator of management quality. Failing to address indigenous relations issues when they arise can pose reputational, regulatory and financial risks to corporations.

•                  Pax World will generally vote in favor of proposals requesting that companies develop policies or programs to prevent or mitigate harm to indigenous peoples, or that request that companies report on their impacts to indigenous peoples.

Labor Relations. Pax World believes that constructive labor management relations are an indicator of sound management and a sustainable business model.

•                  Pax World will generally vote in favor of proposals that request that companies adopt policies or codes of conduct that address employees’ rights to collective bargaining or other labor relations issues that protect employees’ rights.

Product Safety and Integrity. Pax World believes that a company’s failure to comply with regulatory requirements and problems associated with product safety or product promotion can have far-reaching, negative consequences for consumers and therefore can result in reputational and financial damage to the company. Product recalls, often as a result of product safety issues, in particular, can cause considerable harm to a company’s revenues, reputation, profitability, publicity and brand integrity.

•                  Pax World will generally vote in favor of proposals that request that companies take steps to improve product-related safety performance or report on product safety and integrity issues. These issues may include, but are not limited to, toxicity, animal welfare, nanomaterials, and product recalls.

Workplace Health and Safety. Pax World believes a company’s commitment to workplace and employee safety is a key component of its overall sustainability profile. The costs of workplace accidents can grow quickly when factoring in workers’ compensation payments, legal expenses associated with litigation, regulatory penalties and compliance costs.

•                  Pax World will generally vote in favor of proposals that request that companies adopt policies to address workplace health and safety and increase disclosure of workplace safety practices and performance.

Community. Pax World believes that companies that are committed to having a positive impact on the communities in which they operate tend to be better-managed companies. Not only are these companies better able to avoid reputational and legal risks that can result from negative community relations — positive community relations are often an indication of superior management.

•                  Pax World will generally vote in favor of proposals that request that companies adopt policies or report on practices that govern community engagement.

Sleeve Subadviser Proxy Voting Guidelines

Each Sleeve Subadviser votes proxies in the manner set forth in its policies and procedures submitted to the Adviser that are generally consistent with their ESG criteria and with the policy of the Adviser. The proxy voting guidelines of each Sleeve Subadviser other than Access Capital Strategies are included below. Because Access Capital Strategies ordinarily invests exclusively in debt securities, it does not maintain proxy voting guidelines.

Ariel Investments Proxy Voting Guidelines

I. Introduction

Ariel Investments, LLC (“Ariel”), as a federally registered investment adviser, has a fiduciary obligation to act solely in the best interest of its clients. Clients may authorize Ariel to vote proxies for those client securities over which Ariel has investment discretion. Ariel recognizes its fiduciary obligation to vote clients’ proxies in their best interests.

II. Proxy Voting Decisions

Ariel votes proxies on behalf of each client who delegates proxy voting authority to Ariel. The scope of Ariel’s responsibilities with respect to voting proxies is ordinarily determined by Ariel’s contracts with its clients and applicable law. A client may delegate proxy voting authority to Ariel, retain proxy voting powers, give particular proxy voting instructions to Ariel, or have a third party fiduciary vote proxies. If a client has not authorized Ariel to vote its proxies, these Proxy Voting Policies and Procedures will not apply to that client’s account.

Ariel’s proxy voting guidelines for its investment strategies are detailed in its Proxy Voting Guidelines, attached as Exhibit A.

Ariel has retained Institutional Shareholder Services, Inc. (“ISS”), a third party proxy voting service, for the purpose of receiving, cataloging, voting (based upon Ariel’s direction) and reporting proxies as well as to obtain its proxy research. Ariel’s reliance on ISS’s proxy voting recommendations for its proxy voting decisions differs for its domestic strategies versus its international and global strategies, as summarized below and detailed in Section V.B and Exhibit A:

•                  For Ariel’s domestic strategies, Ariel does not rely on ISS’s proxy voting recommendations to make its proxy voting decisions, except with respect to certain proxies subject to a conflict of interest as detailed below.

•                  For Ariel’s international and global strategies, Ariel generally relies on ISS to make its proxy voting decisions in accordance with ISS’s proxy voting recommendations.

The Chief Compliance Officer monitors proxy voting decisions to ensure that these procedures are being followed. Personnel from the Operations Department ensure that the proxies are voted and that voting is done prior to the voting deadline.

Ariel generally will not vote its clients’ proxies in the following circumstances:

•                  For those securities not specifically acquired for a client’s account by Ariel (e.g., if a new Ariel client transferred securities to Ariel and Ariel has not yet sold the securities through the account transition process).

•                  In those instances where Ariel receives a meeting notice without enough time to fully process the proxy.

•                  For those Ariel clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.

•                  In those international markets where share blocking applies due to liquidity constraints.(1)

•                  In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian is able to timely re-register the shares.

•                  In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy unless the client has provided the requisite power of attorney to the local sub-custodian.

Ariel may be required to vote shares in securities of various regulated industry entities (e.g., U.S. banking) in conformance with conditions specified by the industry’s regulator (e.g., the Federal Reserve Board of Governors). Additionally, the issuer of a security may impose limitations upon Ariel’s ability to vote proxies for its clients. In certain circumstances, this may mean that Ariel will refrain from voting some or all shares.

III. Proxy Voting Process

Proxy ballots are sent directly to ISS from the custodian for those accounts for which Ariel has proxy voting authority. For such accounts, when Ariel receives new account paperwork for an investment advisory client, Ariel’s Operations Department contacts the client’s custodian to arrange for proxies to be sent, and verify that the proxies are being sent, to ISS. ISS in turn ensures that ballots for each account are received.

The Operations Department monitors upcoming proxy meetings using Governance Analytics, ISS’s online proxy voting system. The Operations Department’s processing differs for Ariel’s domestic strategies versus international and global strategies.

Domestic Strategies Processing: When an upcoming meeting is listed on Governance Analytics, the Operations Department:

•                  Prepares a memorandum identifying pertinent details of the company, meeting and proposals. Attached to the memorandum is a copy of the company’s annual report on SEC Form 10-K, the proxy statement, and ISS research and voting recommendations.(2)

•                  Notifies the analyst who covers the company, the Director of Research Operations and Ariel’s Chief Compliance Officer (“CCO”) about the upcoming proxy.

•                  Provides the memorandum to the CCO to indicate the results of the conflict of interest check.

(1)  To vote proxies in share blocking countries, clients are restricted from selling their shares until the meeting has taken place. Ariel believes that maintaining investment flexibility limited by share blocking generally outweighs the benefit of voting.

(2)  ISS provides two types of voting recommendations. One set of recommendations is based upon ISS’s review and analysis (hereinafter referred to as “ISS’s recommendation”) and the other set of recommendations is referred to as its Taft-Hartley policy and is based upon the AFL-CIO Proxy Voting Guidelines.

The CCO then delivers the memorandum to the analyst and the Director of Research Operations to indicate their proxy voting decision. They return the memorandum to the CCO who will determine the need to hold a Domestic Proxy Resolution Committee meeting.

When the voting decision is deemed final, the CCO will forward the memorandum to the Operations Department to process the vote.

International and Global Strategies Processing: Ariel has directed ISS to vote all international and global strategies securities (including U.S. securities) in accordance with ISS’s recommendations. In the event the Portfolio Manager for Ariel’s international and global strategies (“International/Global PM”), determines to vote a proxy differently than ISS, the International/Global PM will notify the Operations Department immediately in writing. After receipt of this notification, the Operations Department:

•                  Prepares a memorandum identifying pertinent details of the company, meeting and proposals as well as the vote requested by the International/Global PM. Attached to the memorandum is a copy of the company’s annual report on SEC Form 10-K for SEC filing companies, the proxy statement, ISS research and voting recommendations, and the written direction from the International/Global PM to vote differently than ISS.

•                  Notifies the CCO and the International/Global Proxy Resolution Committee about the upcoming proxy.

•                  Provides the memorandum to the CCO so that the CCO can indicate the results of the conflict of interest check.

The CCO then delivers the memorandum to the International/Global Proxy Resolution Committee for its consideration. The International/Global Proxy Resolution Committee meets to consider whether voting differently than ISS’s recommendation is in the best interest of our clients, and not the result of a conflict in those instances where a conflict has been identified. When the voting decision is deemed final, the CCO will forward the memorandum to the Operations Department to process the vote.

The Operations Department, upon receipt of each memorandum and prior to the voting deadline, will vote the proxies using Governance Analytics. A second Operations Department staff member reviews Governance Analytics to validate that the votes were cast properly.

ISS reconciles upcoming proxy meetings between the client accounts listed on Governance Analytics for which ISS has received proxy ballots and a list of Ariel’s client accounts that held the company as of the record date as supplied to ISS via a daily feed from Ariel’s books of record, Fiserv APL and Archer. For any account for which ISS has yet to receive a ballot, ISS contacts the custodian prior to the voting deadline in a best efforts attempt to obtain the ballot so that Ariel can vote on behalf of its client. ISS reconciles their client account list against the account list provided by the Operations Department.

IV. Proxy Resolution Committees

Ariel’s Domestic Proxy Resolution Committee consists of the following members:

(1)         Voting members are the domestic strategies Senior Research Team members; and

(2)         (2) Non-voting members consist of the CCO and the Committee’s Secretary.

Ariel’s International/Global Proxy Resolution Committee consists of the following members:

(1)         Voting members are the Head Trader, International Equities, the back-up International Equities Trader and two representatives from the Senior Research Team for Ariel’s domestic strategies; and

(2)         (2) The same non-voting members listed above.

These Committees make their respective decisions at Committee meetings which require, at minimum, four voting members to be present. The Committees’ decisions must be approved by at least a majority of the present voting members. The Committees’ minutes will document the decisions as well as the reasoning for such decisions. The Domestic Committee will meet semiannually to review these procedures and as necessary in situations identified in Sections III above and V below. The International/Global Committee will meet annually to review these procedures and as necessary in situations identified in Section III above.

V. Material Conflicts of Interest

A. Ariel Investments, LLC

Ariel has adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients. Nonetheless, from time to time, a proxy proposal may involve an apparent material conflict between the interests of Ariel’s clients and the interests of Ariel or any affiliated person of Ariel. In reviewing proxy issues to identify any potential material conflicts between Ariel’s interests and those of its clients, Ariel will consider:

(1)         Whether there are any existing or prospective business or personal (including familial) relationships between Ariel or its employees and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; or

(2)         (2) Whether the shareholder proposing a resolution on a proxy of a company whose securities are held in client accounts is also a client of Ariel.

Compliance will vet actual or potential conflicts pertaining to its client portfolio holdings’ proxies as follows: (1) after notification of an upcoming proxy vote for each proxy for those holdings in the domestic strategies and (2) after notification that the International/Global PM recommends voting differently than ISS for those holdings in the international and global strategies. Compliance does so by contacting each of the following departments regarding any actual or potential conflicts as outlined above: Institutional Marketing and Client Services; Fund Administration; Finance; Trading and Investments. A conflict can arise in one of two ways:

•                  With respect to all proxy proposals pertaining to a portfolio holding, such as where a portfolio holding company is also an existing or prospective Ariel client; or

•                  With respect to a specific shareholder’s proxy proposal, such as where a proposing shareholder is an Ariel client.

For Ariel’s domestic strategies, if Compliance determines that a potential material conflict of interest exists, Compliance will notify the applicable Analyst and the Director of Research Operations about the existence of the conflict. For each proxy proposal for those holdings in the domestic strategies that is subject to a conflict, Ariel’s analyst and the Director of Research Operations generally will recommend a vote in accordance with ISS’s recommendation. If the analyst and the Director of Research Operations recommend voting contrary to ISS’s recommendation for any proxy proposal, then those proxy proposals will be referred to the Domestic Proxy Resolution Committee, which is charged with determining whether the analyst’s and Director of Research Operation’s decision regarding proxy voting is based on the best interests of our clients and is not the product of a conflict. Proxy votes consistent with Exhibit A, “General Proxy Voting Guidelines,” are presumed to be consistent with the best interests of clients but are still subject to review and approval by the Committee.

For Ariel’s international and global strategies, Compliance will notify the International/Global Proxy Resolution Committee, which is charged with determining whether the International/Global PM’s decision regarding proxy voting is based on the best interests of our clients and is not the product of a conflict.

B. Institutional Shareholder Services, Inc.

As part of the proxy voting process, Ariel’s domestic analysts and the Director of Research Operations:

•                  Review ISS’s proxy voting recommendations and analyses; and

•                  Utilize ISS’s proxy voting recommendations as Ariel’s votes for those clients’ proxies in situations wherein a potential material conflict of interest exists, as described above in Section V.A.

Ariel’s International/Global PM generally relies on ISS to vote the international and global strategies’ proxies in accordance with ISS’s recommendations. This PM will review ISS’s policy annually to confirm the decision to continue relying on ISS’s recommendations.

Ariel is aware that potential conflicts of interest may exist between ISS’s proxy advisory service, which provides proxy analyses and voting recommendations to institutional investors, and ISS’s

Corporate Services, Inc (ICS), a wholly owned-subsidiary of ISS, which serves the corporate issuer community by providing products and services to enable issuers to understand and implement corporate governance best practices. ISS is aware of the potential conflicts of interest that may exist between ISS proxy advisory services and ICS and has taken various steps to neutralize these potential conflicts and provides Ariel with a copy of its policies, procedures and practices regarding potential conflicts of interest. Ariel identifies and addresses ISS’s conflicts that arise on an ongoing basis by requiring ISS to update Ariel of any relevant changes to ISS’s business or conflict procedures. In addition, Ariel takes reasonable steps to ensure that ISS can make its proxy voting recommendations and provide vote analysis in an impartial manner and in the best interests of Ariel’s clients. Such steps include, but are not limited to, reviewing ISS’s conflict procedures and the effectiveness of their implementation and evaluating ISS’s relationships with companies for which Ariel votes proxies if ISS makes such information available. How often Ariel engages in such a review is at the discretion of the CCO. Any conflicts of interest will be reviewed and disclosed by the CCO to the relevant parties as part of the proxy voting process outlined above.

VI. Disclosures to Clients

Proxy information will be provided to clients in accordance with their agreement with Ariel or upon request. Upon a client’s request for information, Ariel will furnish to the requesting client (a) a copy of these Proxy Voting Policies and Procedures, including the guidelines in Exhibit A, or (b) information about how Ariel voted with respect to such client’s securities. Except as otherwise directed by a client or required by law, Ariel will maintain the confidentiality of how it plans to vote or has voted proxies relating to such client’s securities.

Ariel will disclose to its clients, in its written disclosure statement on Part 2 of Form ADV or elsewhere (as deemed necessary or appropriate):

•                  How clients may obtain information from Ariel about how Ariel voted with respect to their securities; and

•                  A summary of Ariel’s proxy voting policies and procedures as well as how a client may request a copy of these Proxy Voting Policies and Procedures (Exhibit B).

•

The Board of Trustees of the Ariel Investment Trust will have the responsibility of reviewing proxy voting matters for the Trust, including how Ariel is voting proxies for the Trust.

Ariel Investment Trust will file Form N-PX on a timely basis with the SEC. Fund Administration, in conjunction with Operations and Legal, is responsible for making this filing.

VIII. Books and Records Relating to Proxies

In connection with voting proxies and these Proxy Voting Policies and Procedures, Ariel maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

•                  Ariel’s policies and procedures relating to voting proxies;

•                  A copy of each proxy statement that Ariel receives regarding clients’ securities, provided that Ariel may rely on (a) a third party to make and retain, on Ariel’s behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

•                  A record of each vote cast by Ariel on behalf of clients, provided that Ariel may rely on a third party to make and retain, on Ariel’s behalf, pursuant to a written undertaking, records of votes cast;

•                  Copies of any documents created by Ariel that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and

•                  A record of each written client request for proxy voting information and a copy of any written response by Ariel to any written or oral client request for information on how Ariel voted proxies on behalf of the requesting client.

Such books and records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record.

VIII. General Proxy Voting Guidelines

Attached to these Proxy Voting Policies and Procedures is Exhibit A, “General Proxy Voting Guidelines,” which describe Ariel’s general proxy voting guidelines. These guidelines are not intended to address every proxy proposal that may arise, and Ariel reserves the right to depart from these guidelines when Ariel believes that it is in its clients’ best interests to do so. The Director of Research Operations will document the reason for any vote deviating from the stated guidelines.

IX. Amendments

These Proxy Policies and Procedures are subject to change as necessary to remain current with applicable rules and regulations and Ariel’s internal policies and procedures.

EXHIBIT A

ARIEL INVESTMENTS, LLC (“ARIEL”)

GENERAL PROXY VOTING GUIDELINES

I. Ariel’s Domestic Strategies

As part of our domestic strategies’ investment process we place extraordinary emphasis on a company’s management, Board and activities. We view proxy voting as an extension of our core research efforts. We look for companies with high quality managements, as represented by their industry experience, managerial track records, and their reputations within the community.

Furthermore, we strive to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally our policy to vote in favor of proposals recommended by the Board.

It is generally our policy to vote in accordance with ISS’s recommendations in the following two situations:

1.              For those proxy votes in which potential material conflicts of interest exist; and

2.              For those proxy votes in which our clients held shares on the record date, but no longer held shares on the voting recommendation date.

While the majority of proxies voted are routine issues, i.e., Election of Directors and Selection of Auditors, all non-routine issues are analyzed on an individual basis by the Ariel analyst who follows the company in question. Below is a summary of the guidelines that generally guide this decision-making.

1.              Approval and/or Amendments to Executive Compensation. We recognize the need for companies to have flexibility in the way they compensate executives and to utilize a variety of tools, including options and restricted stock, to provide incentive to employees. In general, we favor stock incentive plans as they promote employee loyalty and encourage a greater effort by those who have a vested interest in the company. We endorse the ISS methodology for the analysis of an executive compensation plan and thus generally vote our proxies per their recommendation. However, we reserve the right to evaluate individual plans on a case-by-case basis.

2.              Withholding Board Authority. In general, we do not vote to withhold Board Authority to engage in a particular action. However, in rare instances we may do so if we are concerned that actions of senior management and the Board will fail to enhance shareholder value.

3.              Golden Parachutes. Because most golden parachutes give executives such extreme compensation in exchange for a change in corporate control with no regard for either performance or shareholders’ return, we are generally opposed to any proposal for this type of compensation.

4.              Poison Pills. In general, we oppose poison pills.

5.              Mergers/Reorganizations. We strongly believe shareholders have an absolute right to vote on mergers and reorganizations. We review each of these instances on a case-by-case basis to determine whether to support or reject such a proposal. Decisions are based on our view of the best long-term prospects for the company and whether the restructuring/merger is consistent with that long-term performance. Moreover, the terms and provisions of the merger/restructuring must be fair to existing shareholders.

6.              Northern Ireland. We vote in favor of any shareholder proposal that calls for the adoption or implementation of the MacBride principles.

7.              Environmental. Because a company’s environmental policies and record can have a substantial effect on financial performance, we favor resolutions asking for a report of current environmental practices.

II. Ariel’s International and Global Strategies

With respect to our International and Global strategies (which include U.S. securities), it is generally our policy to vote in accordance with ISS’s voting recommendations.

EXHIBIT B

Summary of Ariel Investments, LLC’s Proxy Policies and Procedures

In accordance with applicable regulations and law, Ariel Investments, LLC (“Ariel”), a federally registered investment adviser, is providing this summary of its Proxy Voting Policies and Procedures (the “Proxy Policies”) concerning proxies voted by Ariel on behalf of each client who delegates proxy voting authority to Ariel and delivers the proxies to us. A client may retain proxy voting powers, give particular proxy voting instructions to us, or have a third party fiduciary vote proxies. Our Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and our internal policies and procedures.

Ariel’s Domestic Strategies

As part of our domestic strategies’ investment process, Ariel places extraordinary emphasis on a company’s management, its Board and its activities. Ariel looks for companies with high quality managements, as represented by their industry experience, and their reputations within the community. Furthermore, Ariel strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally Ariel’s policy to vote in favor of proposals recommended by the Board.

Ariel has established general guidelines for voting clients’ proxies. While these generally guide Ariel’s decision-making, all issues are analyzed by the Ariel Analyst who follows the company as well as Ariel’s Director of Research Operations. As a result, there may be cases in which particular circumstances lead Ariel to vote an individual proxy differently than otherwise stated within Ariel’s general proxy voting guidelines. In such cases, Ariel will document its reasoning.

If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, it is Ariel’s policy to generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”). If, in a conflict situation, Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s Domestic Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and is not the product of a conflict.

Ariel’s International and Global Strategies

With respect to our International and Global strategies (which include U.S. securities), it is generally our policy to vote in accordance with ISS’s voting recommendations. If Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s International/Global Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and not the result of a conflict in those instances where a conflict has been identified.

Voting Limitations

Ariel generally will not vote its clients’ proxies in the following circumstances:

•                  For those securities not specifically acquired for a client’s account by Ariel (e.g., if a new Ariel client transferred securities to Ariel and Ariel has not yet sold the securities through the account transition process).

•                  In those instances where Ariel receives a meeting notice without enough time to fully process the proxy.

•                  For those Ariel clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.

•                  In those international markets where share blocking applies due to liquidity constraints.

•                  In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian is able to timely re-register the shares.

•                  In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy unless the client has provided the requisite power of attorney to the local sub-custodian.

•

For those proxy votes in which Ariel’s clients held shares on the record date, but no longer held shares on the voting recommendation date, it is generally Ariel’s policy to vote in accordance with ISS’s recommendation.

Ariel may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator. Additionally, the issuer of a security may impose limitations upon Ariel’s ability to vote proxies for its clients. In certain circumstances, this may mean that Ariel will refrain from voting shares.

For each proxy, Ariel maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with us or upon request. A client may request a copy of Ariel’s Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling Ariel at 1-800-725-0140, or writing to Ariel Investments, LLC at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601.

ClearBridge Advisors Proxy Voting Guidelines

CLEARBRIDGE INVESTMENTS, LLC

PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF JANUARY 7, 2013

I.                                        Types of Accounts for Which ClearBridge Votes Proxies

II.                                   General Guidelines

III.                              How ClearBridge Votes

IV.                               Conflicts of Interest

A.            Procedures for Identifying Conflicts of Interest

B.            Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C.            Third Party Proxy Voting Firm — Conflicts of Interest

V.                                    Voting Policy

A.            Election of Directors

B.            Proxy Contests

C.            Auditors

D.            Proxy Contest Defenses

E.             Tender Offer Defenses

F.              Miscellaneous Governance Provisions

G.            Capital Structure

H.           Executive and Director Compensation

I.                State of Incorporation

J.                Mergers and Corporate Restructuring

K.           Social and Environmental Issues

L.             Miscellaneous

VI.                               Other Considerations

A.            Share Blocking

B.            Securities on Loan

VII.                          Disclosure of Proxy Voting

VIII.                     Recordkeeping and Oversight

I.         TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary.  These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.        GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles.  Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons.  We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.      HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions.  In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position.  In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above.  In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above.  We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations.    The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider.  If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee.  Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.      CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.                        Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.              ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.              ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.              As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units.  As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.              A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel.  ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.                        Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.              ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention.  The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time.

The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.              All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution.  A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.              The Proxy Committee will determine whether a conflict of interest is material.  A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.              If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.              If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted.  Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•                  disclosing the conflict to clients and obtaining their consent before voting;

•                  suggesting to clients that they engage another party to vote the proxy on their behalf;

•                  in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•                  such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.                        Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.        VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted.  There may be occasions when different investment teams vote differently on the same issue.  A

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures.  In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.                        Election of Directors

1.              Voting on Director Nominees in Uncontested Elections.

a.              We withhold our vote from a director nominee who:

•                  attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•                  were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•                  received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•                  is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

•                  is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.              We vote for all other director nominees.

2.              Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons.  We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•                  Designation of a lead director

•                  Majority of independent directors (supermajority)

•                  All independent key committees

•                  Size of the company (based on market capitalization)

•                  Established governance guidelines

•                  Company performance

3.              Majority of Independent Directors

a.              We vote for shareholder proposals that request that the board be comprised of a majority of independent directors.  Generally that would require that the director have no connection to the company other than the board seat.  In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following:  whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.              We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.              Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.              Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.              Director and Officer Indemnification and Liability Protection

a.              Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.              We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.               We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.              We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.              Director Qualifications

a.              We vote case-by-case on proposals that establish or amend director qualifications.  Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.              We vote against shareholder proposals requiring two candidates per board seat.

B.                        Proxy Contests

1.              Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors.  Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.              Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest.  Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.                        Auditors

1.              Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct.  Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.              Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.              Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.              Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.                        Proxy Contest Defenses

1.              Board Structure: Staggered vs. Annual Elections

a.              We vote against proposals to classify the board.

b.              We vote for proposals to repeal classified boards and to elect all directors annually.

2.            Shareholder Ability to Remove Directors

a.              We vote against proposals that provide that directors may be removed only for cause.

b.              We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.               We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.              We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.              Cumulative Voting

a.              If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.              If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.               If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.              Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated.  In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election).  In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.              Shareholder Ability to Call Special Meetings

a.              We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.              We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.              Shareholder Ability to Act by Written Consent

a.              We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.              We vote for proposals to allow or make easier shareholder action by written consent.

7.              Shareholder Ability to Alter the Size of the Board

a.              We vote for proposals that seek to fix the size of the board.

b.              We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.            Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.              Amendment of By-Laws

a.              We vote against proposals giving the board exclusive authority to amend the by-laws.

b.              We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.       Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•                  shareholder rights are protected;

•                  there is negligible or positive impact on shareholder value;

•                  management provides adequate reasons for the amendments; and

•                  the company is required to do so by law (if applicable).

E.                        Tender Offer Defenses

1.              Poison Pills

a.              We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.              We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill.  Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.               We vote on a case-by-case basis on management proposals to ratify a poison pill.  Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.              Fair Price Provisions

a.              We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.              We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.              Greenmail

a.              We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.              We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.              Unequal Voting Rights

a.              We vote against dual class exchange offers.

b.              We vote against dual class re-capitalization.

5.              Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.              We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.              We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.              Supermajority Shareholder Vote Requirement to Approve Mergers

a.              We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.              We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.              White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.              Miscellaneous Governance Provisions

1.              Confidential Voting

a.              We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

b.              We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2.     Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.     Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals.  In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals.  If the combined effect is positive, we support such proposals.

4.     Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee.  We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.     Other Business

We vote for proposals that seek to bring forth other business matters.

6.     Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.     Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.                       Capital Structure

1.              Common Stock Authorization

a.              We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.              Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•                  Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•                  The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.               We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.     Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.     Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.     Blank Check Preferred Stock

a.              We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.              We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.               We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.              We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.     Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.     Preemptive Rights

a.              We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•                  Size of the Company.

•                  Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•                  Percentage of the rights offering (rule of thumb less than 5%).

b.              We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.              Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan.  Generally, we approve proposals that facilitate debt restructuring.

8.     Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.     Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•                  It is intended for financing purposes with minimal or no dilution to current shareholders

•                  It is not designed to preserve the voting power of an insider or significant shareholder

10.       Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.  Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent.  Any proposed debt issuance is compared to industry and market standards.

12.  Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.                       Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value.  Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan.  Additionally, in some cases we would vote against a plan deemed unnecessary.

1.     OBRA-Related Compensation Proposals

a.              Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.     Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.     Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.     Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.     Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.     Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options.  Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.     Shareholder Proposals to Limit Executive and Director Pay

a.              We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure.  We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.              We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation.  For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares).  In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms).  Other considerations would include, without limitation, the following:

•                  Compensation committee comprised of independent outside directors

•                  Maximum award limits

•                  Repricing without shareholder approval prohibited

•                  3-year average burn rate for company

•                  Plan administrator has authority to accelerate the vesting of awards

•                  Shares under the plan subject to performance criteria

5.              Golden Parachutes

a.              We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.              We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes.  Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.              Golden Coffins

a.              We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”).  We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.              We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.              Anti Tax Gross-up Policy

a.              We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.              We vote against proposals where a company will make, or promise     to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.              Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9. Employee Stock Purchase Plans

a.              We vote for qualified plans where all of the following apply:

•                  The purchase price is at least 85 percent of fair market value

•                  The offering period is 27 months or less

•                  The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.              We vote for non-qualified plans where all of the following apply:

•                  All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•                  There are limits on employee contribution (ex: fixed dollar amount)

•                  There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•                  There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.  401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.       Stock Compensation Plans

a.              We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.              We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.       Directors Retirement Plans

a.              We vote against retirement plans for non-employee directors.

b.              We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options.  Considerations include the following:

•                  Historic trading patterns

•                  Rationale for the repricing

•                  Value-for-value exchange

•                  Option vesting

•                  Term of the option

•                  Exercise price

•                  Participation

14.Shareholder Proposals Recording Executive and Director Pay

a.              We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.              We vote against shareholder proposals requiring director fees be paid in stock only.

c.               We vote for shareholder proposals to put option repricing to a shareholder vote.

d.              We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”).  Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.               We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.                We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15. Management Proposals On Executive Compensation

a.For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal.  When management and the external service provider disagree, the proposal becomes a refer item.  In the case of a Refer item, the factors under consideration will include the following:

•                  Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

•                  Performance metrics for short- and long-term incentive programs

•                  CEO pay relative to company performance (is there a misalignment)

•                  Tax gross-ups to senior executives

•                  Change-in-control arrangements

•                  Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b.We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16. Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•                  While employed and/or for one to two years following the termination of their employment; or

•                  For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•                  Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•                  Actual stock ownership of the company’s named executive officers

•                  Policies aimed at mitigating risk taking by senior executives

•                  Pay practices at the company that we deem problematic

I.                            State/Country of Incorporation

1.              Voting on State Takeover Statutes

a.              We vote for proposals to opt out of state freeze-out provisions.

b.              We vote for proposals to opt out of state disgorgement provisions.

2.              Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation.  Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.              Control Share Acquisition Provisions

a.              We vote against proposals to amend the charter to include control share acquisition provisions.

b.              We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.               We vote for proposals to restore voting rights to the control shares.

d.              We vote for proposals to opt out of control share cashout statutes.

J.                          Mergers and Corporate Restructuring

1.         Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions.  Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.         Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.         Spin-offs

We vote on a case-by-case basis on spin-offs.  Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.         Asset Sales

We vote on a case-by-case basis on asset sales.  Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.         Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.         Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.         Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.         Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities.  Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.         Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.                       Social and Environmental Issues

1.              In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify.   In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns.  In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.              whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b.              the percentage of sales, assets and earnings affected;

c.               the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.              whether the issues presented should be dealt with through government or company-specific action;

e.               whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.                whether the company’s analysis and voting recommendation to shareholders is persuasive;

g.               what other companies have done in response to the issue;

h.              whether the proposal itself is well framed and reasonable;

i.                  whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.                 whether the subject of the proposal is best left to the discretion of the board.

2.              Among the social and environmental issues to which we apply this analysis are the following:

a.              Energy Efficiency and Resource Utilization

b.              Environmental Impact and Climate Change

c.               Human Rights and Impact on Communities of Corporate Activities

d.              Equal Employment Opportunity and Non Discrimination

e.               ILO Standards and Child/Slave Labor

f.                Product Integrity and Marketing

g.               Sustainability Reporting

h.              Board Representation

i.                  Animal Welfare

L.                        Miscellaneous

1.              Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2. Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions.  In determining our vote on political contribution proposals we consider, among other things, the following:

•                  Does the company have a political contributions policy publicly available

•                  How extensive is the disclosure on these documents

•                  What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•                  Does the company provide information on its trade association expenditures

•                  Total amount of political expenditure by the company in recent history

3.              Operational Items

a.              We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.              We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.               We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.              We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.               We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.                We vote against proposals to approve other business when it appears as voting item.

4.              Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of a quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  regulatory filings

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.              Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.              Stock (Scrip) Dividend Alternatives

a.              We vote for most stock (scrip) dividend proposals.

b.              We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable.  To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.      OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.        Share Blocking

Proxy voting in certain countries requires “share blocking.”  This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary.  During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary.  In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B         Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts.  ClearBridge typically does not direct or oversee such securities lending activities.  To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income).  The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers.  Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.     DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from  ClearBridge’s  General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.   RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•                  a copy of these policies and procedures;

•                  a copy of each proxy form (as voted);

•                  a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•                  documentation relating to the identification and resolution of conflicts of interest;

•                  any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•                  a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for  a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Community Capital Management Proxy Voting Guidelines

To insure that the shareholder’s interests are voted upon correctly the Advisor shall follow these guidelines:

•                                          Routine Proposals

Routine proposals are those which do not change the structure, bylaws or operations of the corporation to the detriment of shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management.

•                                          Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. The Portfolio Manager (with assistance from the Chief Compliance Officer, as necessary) will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the financial interest of the Client.

•                                          Corporate Governance Proposals

The Advisor will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investments.

Everence Capital Management Summary of Proxy Voting Guidelines

MANAGEMENT PROPOSALS

1.                                      Director-Related Issues

1a.                               Uncontested Election of Directors

Votes on individual director nominees are made on a case-by-case basis.

Votes should be withheld from directors who:

•                                          attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

•                                          implement or renew a dead-hand or modified dead-hand poison pill

•                                          have adopted a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•                                          sit on more than six public company boards or are CEOs of public companies and sit on more than two public company boards besides their own, but only at their outside directorships

•                                          are on the compensation committee when there is a negative correlation between chief executive pay and company performance, or for poor compensation practices including excessive perks and egregious employment contracts

•                                          have failed to address the issue(s) that resulted in any of the directors receiving more than 50 percent withhold votes out of those cast at the previous board election

•                                          ignore a shareholder proposal that is approved by a majority of the votes outstanding

•                                          ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•                                         have failed to act on takeover offers where the majority of the shareholders have tendered their shares

•                                          serve as members of the audit committee when more than 50 percent of the total fees paid to the auditor is attributable to non-audit work OR if a company is found to have pulled auditor ratification from the ballot within the past year

•                                          are inside or affiliated directors and sit on the audit, compensation, or nominating committees

•                                          are inside or affiliated directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

•                                          serve as a member of the nominating committee that has failed to establish gender and/or racial diversity on the board. If the company does not have a formal nominating committee, votes will be withheld from the entire slate.

•                                          serve as a member of the compensation committee that has approved egregious compensation packages or has failed to adequately disclose the details of such packages.

•                                          serve at a Russell 3000 company that exhibited sustained poor performance as measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

•                                          serve as a member of the compensation committee where a company has practiced options backdating, depending on the severity of the practices and the subsequent corrective action on the part of the board.

1b.                               Contested Election of Directors

•                                          Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•                                          long-term financial performance of the target company relative to its industry; management’s track record

•                                          background to the proxy contest;

•                                          qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•                                          stock ownership positions

•                                          impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment

1c.                               Classified Board

•                                          Vote for proposals to declassify the board the directors.

•                                          Vote against proposals to classify the board of directors.

1d.                               Shareholder Ability to Remove Directors

•                                          Vote against proposals that provide that directors may be removed only for cause.

•                                          Vote for proposals to restore shareholder ability to remove directors with or without cause.

•                                          Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•                                          Vote for proposals that permit shareholders to elect directors to fill board vacancies.

1e.                                Cumulative Voting

•                                          Vote against management proposals to eliminate cumulative voting.

1f.                                 Alter Size of the Board

•                                          Vote for proposals that seek to fix the size of the board.

•                                          Vote case-by-case on proposals that seek to change the size or range of the board.

•                                          Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

2.                                      Ratification of Auditors

•                                          Vote for proposals to ratify auditors, unless the non-audit fees paid represent 25 percent or more of the total fees paid to the auditor or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

•                                          Withhold votes from members of the Audit Committee and/or the full board, if material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there is chronic internal control issues and an absence of established effective control mechanisms.

3.                                      Proxy Contest Defenses/Tender Offer Defenses

3a.                               Shareholder Ability to Call Special Meeting

•                                          Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

•                                          Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

3b.                               Shareholder Ability to Act by Written Consent

•                                          Vote for proposals to allow or facilitate shareholder action by written consent.

•                                          Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

3c.                                Poison Pills

•                                          Review on a case-by-case basis management proposals to ratify a poison pill. Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.

3d.                               Fair Price Provisions

•                                          Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

3e.                                Greenmail

•                                          Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•                                          Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

3f.                                 Unequal Voting Rights

•                                          Generally vote against dual class.

•                                          Vote for dual class recapitalizations when the structure is designed to protect economic interests of investors.

3g.                               Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

•                                          Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

•                                          Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

3h.                               Supermajority Shareholder Vote Requirement to Approve Mergers

•                                          Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

•                                          Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

3i.                                  Director and Officer Liability Protection

•                                          Vote against proposals to limit or eliminate entirely director and officer liability for: (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

3j.                                  Director and Officer Indemnification

•                                          Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

•                                          Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

4.                                      Miscellaneous Governance Provisions

4a.                               Confidential Voting

•                                          Vote for management proposals to adopt confidential voting.

4b.                               Bundled Proposals

•                                          Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

4c.                                Adjourn Meeting if Votes are Insufficient

•                                          Vote against proposals to adjourn the meeting when votes are insufficient.

4d.                               Changing Corporate Name

•                                          Vote for changing the corporate name.

4e.                                Other Business

•                                          Vote against other business proposals.

5.                                      Capital Structure

5a.                               Common Stock Authorization

•                                          Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

5b.                               Stock Distributions: Splits and Dividends

•                                          Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

5c.                                Reverse Stock Splits

•                                         We will review management proposals to implement a reverse stock split on a case-by-case basis.

•                                          We will generally vote for a reverse stock split if management provides a reasonable justification for the split and the company’s authorized shares are adjusted accordingly.

5d.                               Blank Check Preferred Authorization

•                                          Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

•                                          Review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•                                          Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.

•                                          Vote for requests to require shareholder approval for blank check authorizations.

5e.                                Adjustments to Par Value of Common Stock

•                                          Vote for management proposals to reduce the par value of common stock.

5f.                                 Preemptive Rights

•                                          Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

5g.                               Debt Restructurings

•                                          Review on a case-by-case basis proposals regarding debt restructurings.

5h.                               Share Repurchase Programs

•                                          Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

6.                                      Executive and Director Compensation

6a.                               Equity-Based Incentive Plans

•                                         Votes with respect to compensation plans should be determined on a case-by-case basis.

6b.                               Approval of Cash or Cash-and-Stock Bonus Plans

•                                          Vote for plans where the performance measures included under the plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

6c.                                Employee Stock Purchase Plans

•                                          Vote for qualified employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

•                                          Vote against qualified employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

•                                          Vote for nonqualified employee stock purchase plans with broad-based participation, limits on employee contribution, company matching of up to 25 percent, and no discount on the stock price on the date of purchase.

•                                          Vote against nonqualified employee stock purchase plans without broad-based participation, or when company matching exceeds 25 percent, or discounts are offered on the stock price at the date of purchase.

6d.                               Outside Director Stock Awards / Options in Lieu of Cash

•                                          Vote for proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

7.                                      Mergers and Corporate Restructurings

7a.                               Mergers and Acquisitions

•                                          Votes on mergers and acquisitions are considered on a case-by-case basis.

•                                          Votes on Special Purpose Acquisition Corporation (SPAC) mergers and acquisitions are considered on a case-by-case basis.

7b.                               Voting on State Takeover Statutes

•                                          We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

•                                          We generally vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

7c.                                Voting on Reincorporation Proposals

•                                          Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations. Reincorporations into “tax havens” will be given special consideration.

7d.                               Corporate Restructuring

•                                          Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

7e.                                Spin-offs

•                                          Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

7f.                                 Asset Sales

•                                          Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

7g.                               Liquidations

•                                          Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

7h.                               Appraisal Rights

•                                          Vote for proposals to restore, or provide shareholders with, rights of appraisal.

7i.                                  Going Private Transactions

•                                          Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

•                                         Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•                                          Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock)

•                                          Cash-out value

•                                          Whether the interests of continuing and cashed-out shareholders are balanced

•                                          The market reaction to public announcement of transaction

8.                                      Mutual Fund Proxies

8a.                               Election of Trustees

•                                          Votes on trustee nominees are made on a case-by-case basis.

•                                          Votes should be withheld from directors who:

•                                          attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

•                                          implement or renew a dead-hand or modified dead-hand poison pill

•                                          ignore a shareholder proposal that is approved by a majority of the votes cast

•                                          have failed to act on takeover offers where the majority of the shareholders have tendered their shares

8b.                               Investment Advisory Agreement

•                                          Votes on investment advisory agreements should be evaluated on a case-by-case basis.

8c.                                Fundamental Investment

•                                          Votes on amendments to a fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

8d.                               Distribution Agreements

•                                          Votes on distribution agreements should be evaluated on a case-by-case basis.

SHAREHOLDER PROPOSALS

9.                                      Corporate Governance and Executive Compensation

9a.                               Shareholder meetings/housekeeping issues

9a-1.                    Rotate Annual Meeting:

•                                          Vote for shareholder proposals to rotate the annual meeting of shareholders or change the date and time of the meeting.

9b.                               Board-Related Issues

9b-1.                    Declassify Board of Directors:

•                                          Vote for proposals to declassify the board the directors.

9b-2.                    Separate Chairman and CEO:

•                                          Vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

9b-3.                    Adopt Cumulative Voting:

•                                          Vote for shareholder proposals to permit cumulative voting.

9b-4.                    Majority of Independent Directors:

•                                          Vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

•                                          Vote for shareholder proposals to strengthen the definition of independence for board directors.

9b-5.                    Independent Committees:

•                                          Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

9b-6.                    Adopt Director Term Limits:

•                                          Vote against shareholder proposals to limit the tenure of outside directors.

9b-7.                    Implement Director Share Ownership Requirement:

•                                         Vote against shareholder proposals that seek to establish mandatory share ownership requirements for directors.

•                                          Vote for shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock.

9b-8.                    Majority Threshold Voting Requirement for Directors:

•                                          Generally vote for reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections) and it does not conflict with the state law where the company is incorporated.

•                                          Consider voting against the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

9b-9.                    Establishment of Board Committees:

•                                          In general, MMA evaluates shareholder proposals to establish a new standing board committee seeking a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself on a case-by-case basis.

9c.                                Shareholder Rights & Board Accountability

9c-1.                     Reduce Supermajority Vote Requirements:

•                                          Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

•                                          Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

9c-2.                     Remove Antitakeover Provisions:

•                                          Vote for shareholder proposals that seek to remove antitakeover provisions.

9c-3.                     Submit Poison Pill (Shareholder Rights Plan) to a Vote:

•                                          Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•                                         Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

•                                          Vote case-by-case on proposals to amend an existing shareholder rights plan.

9c-4.                     Confidential Voting:

•                                          Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

9c-5.                     Written Consent/Special Meeting:

•                                          Vote for shareholder proposals that provide for shareholder ability to take action by written consent and/or call a special meeting.

9c-6.                     Elect Auditors/ Ensure Auditor Independence:

•                                          Vote for proposals that would allow shareholders to elect the auditors.

•                                          Vote for proposals that ask a company to adopt a policy on auditor independence

•                                          Vote for proposals that seek to limit the non-audit services provided by the company’s auditor

•                                          Vote for shareholder proposals to allow shareholders to vote on auditor ratification.

9c-7.                     Auditor Rotation:

•                                          Vote for shareholder proposals to rotate company’s auditor every five years or more. MMA believes that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

9d.                               Compensation Issues

9d-1.                    Increase Disclosure of Executive Compensation:

•                                          Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

9d-2.                    Limit Executive Compensation:

•                                          Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.

•                                          Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

9d-3.                    Prohibit/Require Shareholder Approval for Option Repricing:

•                                          Vote for shareholder proposals seeking to limit repricing.

•                                          Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

9d-4.                    Severance Agreements/ Golden Parachutes:

•                                          Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

9d-5.                    Cash Balance Plans:

•                                          Vote for shareholder proposals calling for non-discrimination in retirement benefits.

•                                          Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

9d-6.                    Performance-Based Options/Indexed Options:

•                                          Vote for shareholder proposals to link executive pay to performance, including the use of indexed options and other indicators.

9d-7.                    Link Compensation to Non-Financial Factors:

•                                          Vote for shareholder proposals calling for the preparation of a report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.

•                                          Vote for shareholder proposals seeking to link executive pay to non-financial factors.

9d-8.                    Expensing of Stock Options:

•                                          Vote for shareholder proposals asking companies to expense stock options.

9e.                                Strategic Issues

9e-1.                     Seek sale of company/assets:

•                                          We vote on a case-by-case basis proposals that seek the sale of the company or company assets.

9e-2.                     Hire advisor/maximize shareholder value:

•                                          We vote on a case-by-case basis proposals that request the company hire an advisor to maximize shareholder value.

9e-3.                     Convert closed-end fund to open-end fund:

•                                          Vote case-by-case on shareholder proposals to convert a closed-end fund to an open-end fund.

9e-4.                     Establish Board Committee

•                                          Vote on a case-by-case basis on shareholder proposals to establish a board committee charged with oversight of specific mechanisms and/or structures.

10.                               Social & Environmental Proposals

10a.                        Diversity and Equality

10a-1.             Add Women and Minorities to Board:

•                                          Vote for shareholder proposals that ask the company to take steps to nominate more women and minorities to the board.

•                                          Vote for shareholder proposals asking for reports on board diversity.

•                                          Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

10a-2.             Report on the Distribution of Stock Options by Gender and Race:

•                                          Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

10a-3.             Prepare Report/Promote EEOC-Related Activities:

•                                          Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

•                                          Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

•                                         Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.

•                                          Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

10a-4.             Report on Progress Toward Glass Ceiling Commission Recommendations:

•                                          Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission’s recommendations.

•                                          Vote for shareholder proposals seeking to eliminate “glass ceiling” for women and minority employees.

10a-5.             Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity:

•                                          Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation and/or gender identity.

•                                          Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation and/or gender identity.

•                                          Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

10a-6.             Report on/Eliminate Use of Racial Stereotypes in Advertising:

•                                          Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report.

10b.                        Labor and Human Rights

10b-1.             Codes of Conduct and Vendor Standards:

•                                          Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.

•                                          Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

•                                          Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China).

•                                         Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

•                                          Vote for shareholder proposals that seek publication of a “Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

•                                          Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

•                                          Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

10b-2.             Prepare Report on Operations in Burma/Myanmar:

•                                          Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.

•                                          Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

•                                          Vote shareholder proposals to pull out of Burma on a case-by-case basis.

10b-3.             Adopt/Report on MacBride Principles:

•                                          Vote for shareholder proposals to report on or to implement the MacBride Principles.

10b-4.             Prepare Report on Operations in China:

•                                          Vote for shareholder proposals requesting more disclosure on a company’s involvement in China

•                                          Vote on a case-by-case basis shareholder proposals that ask a company to terminate a project or investment in China.

10b-5.             Community Impact Assessment / Indigenous Peoples’ Rights:

•                                          Vote for shareholder proposals to prepare reports on a company’s environmental and health impact on communities.

10b-6.             Report on Risks of Outsourcing:

•                                          Vote for shareholders proposals asking for companies to report on the risks associated with outsourcing or off-shoring.

10b-7.             Report on the Impact of Health Pandemics on Company Operations

•                                          Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, Malaria, and Tuberculosis, on their business strategies.

10b-8.             Product Sales to Repressive Regimes:

•                                          Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.

•                                          Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

10b-9.             Internet Privacy and Censorship

•                                          The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet

•                                          Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information

•                                          The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet

•                                          The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company

•                                          The level of controversy or litigation related to the company’s international human rights policies and procedures

10b-10.      Operations in High Risk Markets

•                                          The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption

•                                          Current disclosure of applicable risk assessment(s) and risk management procedures

•                                          Compliance with U.S. sanctions and laws

•                                          Consideration of other international policies, standards, and laws

•                                          Whether the company has been recently involved in significant controversies or violations in “high-risk” markets

10b-11.      Disclosure on Plant Closings:

•                                          Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

10c.                         Environment

10c-1.              Environmental/Sustainability Report:

•                                          Vote for shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.

•                                          Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).

•                                          Vote for shareholder proposals to prepare a sustainability report.

10c-2.              Climate Change/Greenhouse Gas Emissions:

•                                          Vote for shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming and climate change risk.

•                                          Vote for shareholder proposals calling for the reduction of greenhouse gas.

•                                          Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

•                                          Vote for shareholder proposals requesting a report/goals on greenhouse gas emissions from company operations and/or products.

10c-3.              Invest in Clean/Renewable Energy:

•                                          Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

•                                          Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

10c-4.             Energy Efficiency:

•                                          Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.

10c-5.              Drilling in the Arctic National Wildlife Refuge:

•                                          Vote for shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.

Vote for shareholder proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

10c-6.              Adopt/Implement CERES Principles:

•                                          Vote for shareholder proposals to study or implement the CERES principles.

10c-7.              Equator Principles:

•                                          Vote for shareholder proposals to study or implement the Equator Principles.

10c-8.              Phase Out Chlorine-Based Chemicals:

•                                          Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.

•                                          Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

10c-9.              Land Procurement and Development

•                                          Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and use that in corporate social and environmental factors.

10c-10.       Report on the Sustainability of Concentrated Area Feeding Operations

•                                          Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

10c-11.       Adopt a Comprehensive Recycling Policy:

•                                          Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.

•                                          Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

10c-12.       Facility Safety

•                                          Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.

10c-13.       Nuclear Energy:

•                                          Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.

•                                          Vote case-by-case on proposals that ask the company to cease the production of nuclear power.

10c-14.       Water Use:

•                                          Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

•                                          Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

10c-15.       Kyoto Protocol Compliance

•                                          Vote for shareholder proposals asking companies to review and report on how companies will meet reduction targets of the Kyoto-compliant countries in which they operate.

10d.                        Health and Safety

10d-1.             Toxic Materials

•                                          Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.

•                                          Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.

•                                          Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

10d-2.             Product Safety

•                                          Generally vote for proposals requesting the company report on or adopt consumer product safety policies and initiatives.

•                                          Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.

10d-3.             Report on Handgun Safety Initiatives:

•                                          Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.

•                                          Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

10d-4.             Phase-out or Label Products Containing Genetically Engineered Ingredients:

•                                          Abstain on shareholder proposals to label products that contain genetically engineered products or products from cloned animals.

•                                          Abstain on shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.

•                                          Abstain on shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.

•                                          Abstain on shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

10d-5.             Tobacco-related Proposals:

•                                          Vote for shareholder proposals seeking to limit the sale of tobacco products to children.

•                                          Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.

•                                          Vote for shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.

•                                          Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.

•                                          Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.

•                                         Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

•                                          Vote for proposals calling for tobacco companies to cease the production of tobacco products.

•                                          Vote for shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms “light,” “ultra-light,” “mild,” and other similar words and/or colors.

•                                          Vote for shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, “Canadian Style” warnings, filter safety).

10d-6.             Adopt Policy/Report on Drug Pricing:

•                                          Vote for shareholder proposals to prepare a report on drug pricing.

•                                          Vote for shareholder proposals to adopt a formal policy on drug pricing.

•                                          Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs in third-world nations.

•                                          Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.

•                                          Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.

10d-7.             Healthcare

•                                          Vote for shareholder proposals requesting a report on the implications of rising healthcare costs.

10d-8.             Ride Safety

•                                          Vote for shareholder proposals to report on ride safety.

10e.                         Government and Military

10e-1.              Prepare Report to Renounce Future Landmine Production:

•                                          Vote for shareholder proposals seeking a report or the renouncement of future landmine production.

10e-2.             Prepare Report on Foreign Military Sales:

•                                          Vote for shareholder proposals to report on foreign military sales or offset agreements.

•                                          Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

10e-3.              Depleted Uranium/Nuclear Weapons:

•                                          Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium (DU) and nuclear weapons.

10e-4.              Disclosure on Prior Government Service:

•                                          Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

10e-5.              Adopt Ethical Criteria for Weapons Contracts:

•                                          Vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

10f.                          Animal Welfare

10f-1.               Animal Rights:

•                                          Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.

•                                          Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards.

•                                          Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.

•                                          Vote for shareholder proposals to eliminate cruel product testing methods.

•                                          Vote for shareholder proposals that seek to monitor, limit, report, or eliminate outsourcing animal testing to overseas laboratories.

•                                          Vote for shareholder proposals to publicly adopt or adhere to an animal welfare policy at both company and contracted laboratory levels.

•                                         Vote for shareholder proposals to evaluate, adopt or require suppliers to adopt CAK and/or CAS slaughter methods.

10g.                        Political and Charitable Giving

10g-1.             Lobbying Efforts:

•                                          Vote for shareholder proposals asking companies to review and report on how companies utilize lobbying efforts to challenge scientific research and governmental legislation.

10g-2.         Non-Partisanship/ Political Contributions:

•                                          Vote for proposals calling for a company to disclose its political and trade association contributions, unless the terms of the proposal are unduly restrictive

•                                          Vote for proposals calling for a company to maintain a policy of non-partisanship and to limit political contributions.

•                                          Vote against proposals calling for a company to refrain from making any political contributions.

10g-3.             Control over Charitable Contributions:

•                                          Vote against shareholder proposals giving criteria or to require shareholder ratification of grants.

•                                          Vote against shareholder proposals requesting that companies prohibit charitable contributions.

10h.                        Consumer Lending and Economic Development

10h-1.             Adopt Policy/Report on Predatory Lending Practices:

•                                          Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

10h-2.             Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt:

•                                          Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.

•                                          Vote against shareholder proposals asking banks to forgive loans outright.

•                                          Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

•                                         Vote for proposals to restructure and extend the terms of non-performing loans.

10h-3.             Community Investing:

•                                          Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

10i.                           Miscellaneous

10i-1.                Adult Entertainment:

•                                          Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

10i-2.                Abortion/Right to Life Issues:

•                                          Abstain on shareholder proposals that address right to life issues.

10i-3.                Coffee Crisis

•                                          Vote for shareholder proposals asking for reports on company policies related to the coffee crisis.

10i-4.                Anti-Social Proposals

•                                          Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.

•                                          Vote case-by-case on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.

10i-5.                Violence and Adult Themes in Video Games

•                                          Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

Miller/Howard Investments Proxy Voting Guidelines

The Firm recognizes, as a matter of policy and as a fiduciary to our clients, that proxy voting is a valuable right of shareholders. Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management’s policies. Miller/Howard Investments supports voting proxies consistent with our financial, social, and environmental objectives. For more information regarding these objectives, please refer to our SRI (Socially Responsible Investing) policy.

Each proxy season, in addition to the “standard” issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as environmental performance, workplace diversity, sustainability reporting, genetically modified foods, labor standards, and management transparency. We actively support resolutions that target labor issues, human rights, compensation, and also those that decrease emissions and increase renewable energy sources. The primary goal of the shareholder resolution process is to engage management in a dialogue. We support the right of both shareholders and stakeholders to pursue such discussions.

PROXY ADMINISTRATION

In January 2008, Miller/Howard Investments enlisted the help of Broadridge Investor Communication Solutions, Inc. to administer electronic proxy voting. Using the services Broadridge provides, MHI is capable of customizing proxy reports, ballot recommendations, and research tools. Because the issues related to proxy voting are complex and directly impact investment values, we have chosen Broadridge to facilitate voting SRI recommendations as provided by Glass Lewis. MHI will vote differently from Glass Lewis recommendations if we believe such action is in the best interest of our clients and/or our unique objectives.

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy-voting authority, Miller/Howard Investments has no responsibility to receive, vote, or otherwise advise voting.

Miller/Howard Investments maintains relevant records, through EDGAR and Broadridge, including but not limited to, proxy reconciliation, ballots and research reports. Clients can receive a history of our proxy voting record upon request.

LIMITATIONS

The Firm will generally vote on all proxies it receives. However, MHI may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, will also be excluded.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, MHI will amend or update, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

DISCLOSURE:

MHI discloses a summary of our proxy voting policy in our Form ADV Part II.

Reviewed January 2009

Reviewed February 2010

Reviewed and Revised March 2011

Reviewed March 2012

Reviewed March 2013

Neuberger Berman Management Proxy Voting Guidelines

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Parnassus Investments Proxy Voting Guidelines

I.         Overview

Parnassus Investments manages the portfolios of the Parnassus Funds trust and the Parnassus Income Funds trust (collectively, the “Funds”) and may serve as a sub-adviser to other investment companies, and may also manage portfolios for separate account clients. Parnassus Investments takes social as well as financial factors into account in making investment decisions. While we do fundamental research to determine a company’s financial health and its business prospects, we also look at a firm’s social and environmental record. We seek to invest in companies that respect their employees, have sound environmental protection policies, maintain an effective equal employment opportunity program, provide quality products and services, display a record of civic commitment and follow ethical business practices. Obviously, no company will be perfect in all categories, but Parnassus Investments will make value judgments in deciding which companies best meet the criteria. One of our essential policies is to invest in companies that have a positive impact on society. Most of the time, we try to maintain portfolios diversified across industries. We do not invest in companies that derive significant revenues from the manufacture alcohol or tobacco products or from direct involvement with gambling. We do not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power.

II.        Guidelines

The following guidelines indicate our positions on proxy ballot issues and how we plan to vote shares held by the Funds and other clients. We do not delegate our proxy voting authority or rely on third-party recommendations to vote our shares. We will consider the views of the management of portfolio companies, but we will vote in a manner we feel is in the best interest of clients and shareholders of the Funds. These guidelines may not include all potential voting issues, and in rare cases, we may deviate somewhat from these guidelines.

Social and Corporate Responsibility

Environment

•                              We will vote for shareholder resolutions that reduce a company’s negative impact on the environment and that call for the elimination or substitution of toxic compounds used in their products. We will vote for resolutions asking for a report of current environmental practices and policies, and for adoption of Coalition for Environmentally Responsible Economics (CERES) Principles.

Labor Issues

•                              We will vote for proposals that show respect for a company’s workers.

•                              We will vote for proposals requesting companies to adopt and report on appropriate codes of conduct regarding global labor practices within their own company and with vendors or suppliers, including concerns with respect to the use of forced labor, fair wages, safe working conditions and the right to organize and bargain collectively.

Charitable Giving

•                              We will vote for resolutions to report on and to increase charitable giving.

Diversity

•                              We will vote for resolutions to improve the representation of women and ethnic minorities in the workforce, particularly at the executive level. We will also vote for proposals to issue reports on a company’s efforts to increase diversity and to assure that all women and ethnic minorities are paid comparably with their counterparts.

Animal Welfare

•                             We will generally vote for resolutions seeking information on a company’s animal testing, resolutions that request management to develop viable alternatives to animal testing and resolutions calling for consumer products companies to reduce their use of animals in testing.

Community Relations

•                              We will vote for resolutions that make the company a good corporate citizen and show sensitivity to the communities where it operates.

Ethical Business Practices

•                              In general, we will vote for resolutions that ensure that a company follows ethical business practices.

Corporate Governance

Election of Directors

We support Boards of Directors that reflect independence, concern for shareholders’ interests and diversity.

•                              We will vote for resolutions that require Board slates to consist of a majority of Directors who are independent from management. We will also vote for resolutions to separate Chief Executive Officer and Chairman of the Board positions. Our votes are intended to reduce conflicts of interests between management and shareholders.

•                              We will vote against Directors who have attended less than 75% of the Board meetings or who have ignored a shareholder proposal that has gained a majority of the votes outstanding.

•                              We will vote for the establishment of a reasonable retirement age for Directors.

•                              We will vote for resolutions that require Directors to own a minimum number of shares in the company to encourage them to have the same interest as shareholders.

•                              We will vote for increased diversity, including qualified women and ethnic minorities, on Boards.

•                              We will vote case-by-case on proposals that seek to change the size or range of the Board.

Independent Accountants

•                              Significant fees from services other than auditing can diminish the independence of the audit. We will vote for the ratification of the company’s auditor unless we have reason to believe that the independence of the audit may be compromised. We will vote against ratification of the auditors when consulting fees exceed audit fees.

Reincorporation

•                              We will consider changes in the state of incorporation on a case-by-case basis and evaluate the economic benefits of and business reasons for reincorporation.

•                              We will vote against resolutions to allow U.S.-based corporations to reincorporate overseas.

Shareholder Rights

Cumulative Voting

•                              We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.

Confidential Voting

•                              We will vote for confidential voting to prevent management from identifying dissenting shareholders before the final vote count in an attempt to convince them to change their votes.

Dual Classes of Stock

•                              To maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with different voting rights. The Funds will vote against dual classes of stock.

Ability to Call Meetings

•                              We will vote against proposals that limit a shareholder’s right to call special meetings because matters may arise between annual meetings.

Equal Access to Proxies

•                              We will vote for proposals to allow shareholders space in proxy statements to state their views on contested issues.

•                              We will vote for proposals to allow shareholders to nominate Director candidates on the company proxy as long as nominators own a substantial amount of stock and the nomination is not a frivolous one.

Compensation

Executive Compensation

•                              We will vote on limits to executive compensation on a case-by-case basis.

•                              We will vote for shareholder resolutions requesting companies to review and report on executive compensation. We will also vote for resolutions to review executive compensation as it relates to non-financial performance such as diversity, labor and human rights, environment, community relations, predatory lending, improvements in healthcare quality and other social issues.

Severance Packages

•                              We will vote against severance that exceeds 2.5 times annual salary and bonus.

•                              We will vote for shareholder proposals to take a shareholder vote on severance packages. We support the right of shareholders to vote on golden parachutes which we believe go above and beyond ordinary compensation practices. We take into account total management compensation, the employees covered by the plan and the quality of management.

Stock Options

•                              We will vote on stock option plans on a case-by-case basis and consider voting and earnings dilution. We will vote for Employee Stock Ownership Plans (ESOPs) to promote employee ownership unless they cause excessive dilution or are heavily weighted toward top management.

•                              We will vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock’s market price on the day of the grant.

•                              We will vote for the use of performance-based stock options which tie executive compensation more closely to company performance.

•                              We will vote for expensing stock options as a cost in determining operating income because we believe that not expensing stock options overstates earnings.

Changes in Capital Structure

Increase Authorized Common Stock

•                              We will vote for the authorization of additional common stock necessary to facilitate a stock split.

•                             We will consider all other proposals for the authorization of additional common stock on a case-by-case basis.

Reverse Stock Split

•                              We will consider management proposals to implement a reverse stock split on a case-by-case basis.

Share Repurchase

•                              We will vote for management proposals to institute open-market share repurchase plans.

Issuance of Preferred Stock

•                              We will consider the issuance of preferred stock on a case-by-case basis. We will examine the purpose and terms such as voting, dividend and conversion rights of the stock. In the event of proposals seeking to create blank check preferred stock to be used as a takeover defense or carrying superior voting rights, we will vote against these proposals.

Pre-emptive Rights

•                              We will consider on a case-by-case basis proposals to create or abolish pre-emptive rights which allow shareholders to participate proportionately in any new issues of stock of the same class. We will take into account the size of a company and the characteristics of its shareholder base.

Mergers, Acquisitions and Other Corporate Restructurings

•                              We consider mergers and acquisitions on a case-by-case basis and evaluate the terms of each proposal, the potential long-term value of the investment and the financial, strategic and operational benefits. Likewise, we will vote on a case-by-case basis on corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations and asset sales.

Anti-Takeover Provisions

•                              We will vote against staggered boards which deter unwanted takeovers because a potential acquirer would have to wait at least two years to gain a majority of Board seats.

•                              We will vote against poison pills and authorization to issue stock in an effort to avoid a takeover.

•                              We will vote against supermajority provisions which generally require at least a two-thirds affirmative vote for passage of issues.

III.      Conflicts of Interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a pension plan for a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.                          Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.                          Refer the proxy to the client or to a fiduciary of the client for voting purposes;

3.                          Suggest that the client engage another party to determine how the proxy should be voted; or

4.                          Disclose the conflict to the client or, with respect to a Fund, the Funds’ Independent Trustees and obtain the client’s or Trustees’ direction to vote the proxies.

IV.      Recordkeeping

We will maintain the following records with respect to proxy voting:

•                  a copy of our proxy voting policies and procedures;

•                  a copy of all proxy statements received (Parnassus Investments may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•                  a record of each vote cast on behalf of a client (Parnassus Investments may rely on a third party to satisfy this requirement);

•                  a copy of any document prepared by Parnassus Investments that was material to making a voting decision or that memorializes the basis for that decision; and

•                  a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV.      Disclosure to Clients

We will disclose to clients and to the Board of Trustees of the Funds how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. We will provide a summary of these proxy voting policies and procedures to clients and to the Board of Trustees of the Funds, and, upon request, will provide them with a copy of the same.

Portfolio 21 Investments Proxy Voting Guidelines

Environmental Resolutions

Bioaccumulative Pollutants —Vote in support of eliminating these substances.

CERES Principles —Vote in favor of proposals to adopt CERES principles.

Chlorine Bleach —Vote in favor of eliminating Chlorine Bleach in paper and pulp.

Genetically Engineered Foods — Vote in favor of resolutions calling for the phase out of GE foods; labeling of GE foods; and reports on the financial and environmental costs, benefits and risks associated with GE foods.

PVC Medical Products — Vote in favor of phasing out or reducing the use of PVC in medical products.

Reporting — Generally, vote in favor of resolutions that call for special reporting of environmental issues, thereby increasing transparency.

Renewable Energy Sources —Vote in favor of resolutions that call for increased use and development of renewable energy resources and energy efficiency.

Smoke Free Environment —Vote in favor of resolutions for a smoke-free workplace.

Social Resolutions

Board Diversity —Vote in favor of resolutions calling for increased representation of women and minorities.

China Principles — Vote in favor of resolutions calling for the adoption of these principles.

Compensation Disclosure — Vote in favor of resolutions that support disclosure of compensation levels for executives and members of the board of directors, as transparency is imperative for fully informed decision making.

Drug availability in developing countries — Generally, vote in support of attempts to make drug treatment for HIV/AIDS/TB/Malaria available in developing areas.

Equal Opportunity/Diversity — Vote in support of resolutions that promote equality, tolerance, and diversity.

International Labor Organization — Vote in support of proposals for the adoption of ILO principles and implementation of ILO monitoring.

McBride Principles — Vote in favor of resolutions that support the adoption of the McBride Principles.

Pharmaceutical Pricing Restraint — Vote in favor of resolutions asking companies to implement and report on price restraint policies for pharmaceutical products.

Political Contributions — Vote in favor of resolutions calling for the development and reporting of political contribution guidelines and activities.

Reporting — Generally, vote in favor of resolutions that call for special reporting of social issues, thereby increasing transparency.

Weapons Manufacturing — Vote in support of efforts to reduce or end weapons manufacturing.

Corporate Governance Resolutions

Auditors: Vote in support of independent auditors. Oppose auditors who engage in any amount of consulting (including tax consulting) work in addition to auditing. Vote in support of resolutions that separate auditing from consulting and vote in favor of resolutions designed to limit the amount of non-audit services obtained from the auditor.

Board of Directors (BOD): Election — Support diverse boards. Vote for BODs that are comprised of at least one-third women and/or minorities. If less than one-third, vote only for the diverse candidates. If the BOD has no women/minorities, vote to withhold all nominees.

Board of Directors: Voting — Vote against cumulative voting. Support simple majority voting.

Board of Directors: Classified Boards — Oppose proposals for staggered and classified BODs. Support resolutions to abolish staggered terms.

Board of Directors: Democratic Elections — Recognizing that the current election process does not provide truly democratic elections, there is a need for reform in this area. However, current resolutions calling for multiple candidates for each director position do not provide a reasonable process for improving elections (such as how to attract multiple qualified independent candidates, addressing costs involved, and process standardization). As a result, votes will be cast against these proposals until a reasonable process is defined.

Board of Directors: Number of Directors — Oppose efforts to reduce the size of boards, absent extraordinary circumstances.

Board of Directors: Term Limits — Vote against term limits for independent BOD members as such limits can inhibit maintaining board independence and provide management with undue power.

Board of Directors: Independent Board of Directors — Vote in favor of resolutions for increased independence of BOD.

Board of Directors: Independent Chair — Vote in favor of resolutions that separate Board Chair and CEO positions.

Compensation: Indexed Options — Support resolutions to tie stock compensation to performance of the company relative to peer group performance.

Compensation: Reasonable Compensation of Board of Directors and Management — Oppose executive compensation plans that compensate outside directors in excess of $100,000 per year. Oppose executive compensation plans that compensate chief executive officers in excess of $5,000,000 per year.

Compensation: Stock Options / Stock Incentive Plans — With the goal of encouraging employee ownership of the business upon which their livelihood depends, vote in support of stock options and stock incentive plans where excessive compensation is not a concern. Support resolutions calling for companies to expense options. Support stock ownership at all levels, not just for top executives.

Compensation: Executive Severance Pay (Golden Parachutes) — Vote to restrict or eliminate “golden parachute” severance packages. Vote to support resolutions to require shareholder approval of executive severance packages.

Poison Pills — Vote in favor of resolutions to require shareholder approval of poison pills before they can be implemented.

Voting — Vote in support of voting confidentiality; vote against supermajority voting; and vote in support of decreasing vote percentages where supermajority voting is in existence.

Restructuring Plans — Vote in favor of requiring shareholder approval for company restructuring plans.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Articles of Incorporation. Agreement and Declaration of Trust of Registrant dated May 25, 2006. Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s registration statement on Form N-1A.

(b) By-Laws. Bylaws of Registrant. Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s registration statement on Form N-1A.

(c) Instruments Defining Rights of Securities Holders. Incorporated by reference to the following sections of the Agreement and Declaration of Trust listed above as Exhibit 23(a): Article III, Section 6, part (e); Article III, Sections 7-9; and Article V, Sections 1-6.

(d) Investment Advisory Contracts.

(1) Amended and Restated Management Contract between Registrant and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s registration statement on Form N-1A.

(2) Investment Advisory Contract between Registrant and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No.60 to the Registrant’s registration statement on Form N-1A.

(3) Form of Sub-Advisory Contract among Registrant, Pax World Management Corp. and Impax Asset Management Ltd. Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s registration statement on Form N-1A.

(4) Asset Allocation Sub-Advisory Agreement between Morningstar Associates, LLC and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration statement on Form N-1A.

(5) Sub-Advisory Agreement between Access Capital Strategies, a division of Voyageur Asset Management Inc., and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(6) Sub-Advisory Agreement between Ariel Investments, LLC and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(7) Sub-Advisory Agreement between ClearBridge Advisors, LLC and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(8) Sub-Advisory Agreement between Community Capital Management and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(9) Sub-Advisory Agreement between Miller Howard Investments and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(10) Sub-Advisory Agreement between Mennonite Mutual Aid and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(11) Sub-Advisory Agreement between Neuberger Berman Management, LLC and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(12) Sub-Advisory Agreement between Portfolio 21 Investments, Inc. and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(13) Non-Discretionary or Discretionary Sub-Advisory Agreement between Parnassus Investments and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(e) Underwriting Contracts. Distribution Agreement between Registrant and ALPS Distributors, Inc. Incorporated by reference to Post-Effective Amendment No. 66 to to the Registrant’s registration statement on Form N-1A.  .

(f) Bonus or Profit Sharing Contracts. Not applicable.

(g) Custodian Agreements. Custodian Agreement between Registrant and State Street Bank and Trust Company. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(h) Other Material Contracts.

(1) Form of Transfer Agency Services Agreement between Registrant and Boston Financial Data Services, Inc. Incorporated by reference to Post-Effective Amendment No. 66 to to the Registrant’s registration statement on Form N-1A.

(2) Form of Indemnification Agreement. Incorporated by reference to Post-Effective Amendment No. 55 to the Registrant’s registration statement on Form N-1A.

(i) Legal Opinion.

(1) Opinion of Ropes & Gray, LLP. Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s registration statement on Form N-1A.

(2) Opinion of Ropes & Gray, LLP. Incorporated by reference to Post-Effective Amendment No.60 to the Registrant’s registration statement on Form N-1A.

(j) Other Opinions.

(1) Consent of Ernst & Young LLP. Filed herewith.

(2) Opinion of Tate Weller LLP, independent registered public accounting firm. Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s registration statement on Form N-1A.

(k) Omitted Financial Statements. Not applicable.

(l) Initial Capital Agreements. Not applicable.

(m) Rule 12b-1 Plan.

(1) Distribution and Service Plan for Individual Investor Class Shares. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(2) Distribution and Service Plan for R Class Shares. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(3) Distribution Plan for Class A Shares. Filed herewith.

(4) Distribution Plan for Class C Shares. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(5) Shareholder Services Plan for Class C Shares. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(n) Rule 18f-3 Plan. Third Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3. Filed herewith.

(p) Code of Ethics.

(1) Joint Code of Ethics of Registrant and the Adviser. Incorporated by reference to Post-Effective Amendment No.50 to the Registrant’s registration statement on Form N-1A.

(2) Code of Ethics of the Distributor. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(3) Code of Ethics for Morningstar Family of Registered Investment Advisors. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(4) Code of Ethics for Voyageur Asset Management Inc. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(5) Code of Ethics for Ariel Investment Trust, Ariel Investments, LLC and Ariel Distributors, LLC. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(6) Code of Ethics for ClearBridge Advisors. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(7) Code of Ethics for Community Capital Management. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(8) Code of Ethics for Miller Howard Investments, Inc. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(9) Code of Ethics for MMA Capital Management. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(10) Code of Ethics for Neuberger Berman Management, LLC. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(11) Code of Ethics for Portfolio 21 Investments, Inc. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(12) Code of Ethics of Parnassus Funds, Parnassus Income Funds, Parnassus Investments and Parnassus Funds Distributor. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(13) Code of Ethics for Impax Asset Management Ltd. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

Item 29. Persons Controlled by or Under Common Control with the Registrant

Pax World Funds Trust II (Massachusetts)

Item 30. Indemnification

Article Five of the Bylaws of Registrant (“Article Five”) provides that the Registrant shall indemnify each of its trustees and officers, and each person who serves at the Registrant’s request as a director, officer, or trustee of another organization in which the Registrant has any interest as a shareholder, creditor, or otherwise, and the heirs, executors and administrators of each of them (“Covered Persons”).

The Registrant shall indemnify each Covered Person against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines or penalties, and counsel fees reasonably incurred by the Covered Person, in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which the Covered Person is or was involved as a party or otherwise or with which the Covered Person is or was threatened, while in office or thereafter, by reason of any alleged act or omission as a trustee or officer or by reason of his or her being or having been a Covered Person, except that:

(i) no Covered Person is entitled to indemnification with respect to any matter as to which he or she is finally adjudicated in any action, suit, or other proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant; and

(ii) no Covered Person is entitled to indemnification against any liability to the Registrant or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree, or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, if it is determined that a Covered Person has not acted in good faith in the reasonable belief that his or her actions were in the best interests of the Registrant or is liable to the Registrant and its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, the Registrant shall provide indemnification without regard for the conditions stated in sections (i) and (ii) in the preceding paragraph if: (a) approved, after notice that it involves such indemnification, by at least a majority of the trustees, who are neither “interested persons” of Registrant, as defined in Section 2(a)(19) of the 1940 Act (or who is exempted from being an “interested person” by rule, regulation, or order of the Securities and Exchange Commission), nor parties to the actions, suits, or other proceedings in question, (or another action, suit, or other proceeding on the same or similar grounds) is then or has been pending (“disinterested, non-party trustees”), acting on the matter (provided that a majority of the disinterested non-party trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that the Covered Person has acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office; or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that the Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and that such indemnification would not protect the Covered Person against any liability to the Registrant to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Registrant shall pay the expenses, including counsel fees (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), incurred by a Covered Person in respect of any action, suit, or proceeding against which the Covered Person may be entitled to indemnification under Article Five, from time to time in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the Covered Person to repay to the Registrant amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under Article Five, if (i) the Covered Person has provided appropriate security for such undertaking, or (ii) the Registrant is insured against losses arising from any such advance payments, or (iii) either a majority of the disinterested, non-party trustees of Registrant acting on the matter (provided that a majority of the disinterested, non-party trustees then in office act on the matter), or independent legal counsel as expressed in a written opinion, determines, based on a review of readily-available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification under Article Five. For purposes of the determination or opinion referred to in this section (iii), the majority of disinterested non-party trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Covered Person’s office.

Any approval of indemnification pursuant to Article Five does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Five as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable to Registrant or its shareholders by reason of (a) not acting in good faith in the reasonable belief that such Covered Person’s action was in the best interests of Registrant or (b) to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Article Five also provides that its indemnification provisions are not exclusive and do not affect any other rights to which any Covered Person may be entitled. Nothing contained in Article Five affects any rights to indemnification to which personnel of the Registrant, other than Covered Persons, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of any such person.

The Trust has also entered into Indemnification Agreements with each of its Trustees and its chief compliance officer, a copy of which has been filed as an exhibit to this registration statement, establishing certain procedures with respect to the indemnification described above.

Item 31. Business and Other Connections of the Investment Adviser

Information regarding the business and other connections of Pax World Management LLC and its directors and officers is listed in the Form ADV of Pax World Management LLC as currently on file with the Commission. (File No. 801-8517).

Information regarding the business and other connections of Impax Asset Management Ltd. and its directors and officers is listed in the Form ADV of Impax Asset Management Ltd. as currently on file with the Commission. (File No. 801-67631).

Information regarding the business and other connections of Morningstar Associates, LLC and its directors and officers is listed in the Form ADV of Morningstar Associates, LLC as currently on file with the Commission. (File No. 801-56896).

Information regarding the business and other connections of Voyageur Asset Management Inc. and its directors and officers is listed in the Form ADV of Voyageur Asset Management Inc. as currently on file with the Commission. (File No. 801-20303).

Information regarding the business and other connections of Ariel Investments, LLC and its directors and officers is listed in the Form ADV of Ariel Investments, LLC as currently on file with the Commission. (File No. 801-18767).

Information regarding the business and other connections of ClearBridge Advisors, LLC and its directors and officers is listed in the Form ADV of ClearBridge Advisors, LLC as currently on file with the Commission. (File No. 801-64710).

Information regarding the business and other connections of Community Capital Management and its directors and officers is listed in the Form ADV of Community Capital Management as currently on file with the Commission. (File No. 801-56201).

Information regarding the business and other connections of Miller Howard Investments and its directors and officers is listed in the Form ADV of Miller Howard Investments as currently on file with the Commission. (File No. 801-28170).

Information regarding the business and other connections of MMA Capital Management and its directors and officers is listed in the Form ADV of MMA Capital Management as currently on file with the Commission. (File No. 801-36323).

Information regarding the business and other connections of Neuberger Berman Management, LLC and its directors and officers is listed in the Form ADV of Neuberger Berman Management, LLC as currently on file with the Commission. (File No. 801-8259).

Information regarding the business and other connections of Portfolio 21 Investments, Inc. and its directors and officers is listed in the Form ADV of Portfolio 21 Investments, Inc. as currently on file with the Commission. (File No. 801-32066).

Information regarding the business and other connections of Parnassus Investments and its directors and officers is listed in the Form ADV of Parnassus Investments as currently on file with the Commission. (File No. 801-22799).

Item 32. Principal Underwriters

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS Series Trust, Arbitrage Funds, AQR Funds, BBH Trust, Bennett Group of Funds, BLDRS Index Funds Trust, BPV Family of Funds, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Century Capital Management Trust, Columbia ETF Trust, CornerCap Group of Funds, The Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds, Drexel Hamilton Investment Partners LLC, EGA Global Shares Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, GLG Investment Series Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Select Sector SPDR Trust, Stone Harbor Investment Funds, Tilson Investment Trust, Transparent Value Trust, db-X Exchange-Traded Funds Inc., Trust for Professional Managers, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.  (b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name,  Position(s) with Distributor

Edmund J. Burke, Director

Thomas A. Carter, President, Director

Jeremy O. May, Executive Vice President, Director

Kevin J. Ireland, Senior Vice President, Director of Institutional Sales

Mark R. Kiniry, Senior Vice President, National Sales Director-Investments

Bradley J. Swenson, Senior Vice President, Chief Compliance Officer

Robert J. Szydlowski, Senior Vice President, Chief Technology Officer

Tané T. Tyler, Senior Vice President, Assistant Secretary, General Counsel

Kenneth V. Hager, Vice President, Treasurer and Assistant Secretary

Eric Parsons, Vice President, Controller and Assistant Treasurer

Steven Price, Vice President, Deputy Chief Compliance Officer

James Stegall, Vice President, Institutional Sales Manager

Jeff Brainard, Vice President, Regional Sales Manager

Paul F. Leone, Vice President, Assistant General Counsel

Erin E. Nelson, Vice President, Assistant General Counsel

JoEllen Legg, Vice President, Assistant General Counsel

David T. Buhler, Vice President, Associate Counsel

Rhonda A. Mills, Vice President, Associate Counsel

Jennifer T. Welsh, Vice President, Associate Counsel

Randall D. Young, Secretary

Gregg Wm. Givens, Assistant Treasurer

* The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c) Not applicable.

Item 33. Location of Accounts and Records

The accounts, books and other documents relating to shareholder accounts and activity required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by PNC Global Investment Servicing (US) Inc. and are located at 760 Moore Road, King of Prussia, PA 19406-1212. All other accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by the Registrant at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 and by State Street Bank and Trust Company at One Lincoln Street, Boston, MA 02111.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable

NOTICE

A copy of the Agreement and Declaration of Trust of Pax World Funds Series Trust I (the “Registrant”) is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument has been executed on behalf of the Registrant by officers of the Registrant as officers and by trustees of the Registrant as trustees and not individually, and the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portsmouth, and State of New Hampshire on the 30th day of April, 2013.

PAX WORLD FUNDS SERIES TRUST I

(Registrant)

By:	/s/ Joseph F. Keefe

Joseph F. Keefe, President and

Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature

Title

Date

/s/ Joseph F. Keefe

Joseph F. Keefe

Trustee, Chief Executive Officer (Principal Executive Officer)

April 30, 2013

/s/ Alicia K. DuBois

Alicia K. DuBois

Treasurer (Principal Financial and Accounting Officer)

April 30, 2013

Adrian P. Anderson*

Adrian P. Anderson

Trustee

April 30, 2013

Carl H. Doerge, Jr.*

Carl H. Doerge, Jr.

Trustee

April 30, 2013

Cynthia Hargadon*

Cynthia Hargadon

Trustee

April 30, 2013

Louis F. Laucirica*

Louis F. Laucirica

Trustee

April 30, 2013

John L. Liechty*

John L. Liechty

Trustee

April 30, 2013

Laurence A. Shadek*

Laurence A. Shadek

Trustee

April 30, 2013

Nancy S. Taylor*

Nancy S. Taylor

Trustee

April 30, 2013

*By:	/s/ Joseph F. Keefe

Joseph F. Keefe

As Attorney-in-Fact

April 30, 2013

Exhibit Index

j.1	Consent of Ernst & Young LLP

m.5	Distribution Plan for Class A Shares

n	Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3